As filed with the Securities and Exchange Commission on May 1, 2015

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00582

NEUBERGER BERMAN EQUITY FUNDS
(Exact Name of Registrant as specified in charter)
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180
(Address of Principal Executive Offices – Zip Code)

Registrant's telephone number, including area code: (212) 476-8800

Robert Conti
Chief Executive Officer and President
Neuberger Berman Equity Funds
c/o Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Arthur C. Delibert, Esq.
K&L Gates LLP
1601 K Street, N.W.
Washington, D.C. 20006-1600
(Names and Addresses of agents for service)

Date of fiscal year end: August 31

Date of reporting period: February 28, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940, as amended (“Act”) (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to the Secretary, Securities and Exchange

Commission, 100 F Street, NE, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Shareholders.

The following is a copy of the semi-annual report transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Neuberger Berman
Equity Funds

Investor Class Shares
Trust Class Shares
Advisor Class Shares
Institutional Class Shares

All Cap Core Fund
(Formerly Select Equities Fund)

Emerging Markets Equity Fund

Equity Income Fund

Focus Fund

Genesis Fund

Global Equity Fund

Global Real Estate Fund

Global Thematic Opportunities Fund

Greater China Equity Fund

Guardian Fund

International Equity Fund

Class A Shares
Class C Shares
Class R3 Shares
Class R6 Shares

International Select Fund
(Formerly International Large Cap Fund)

Intrinsic Value Fund

Large Cap Disciplined Growth Fund

Large Cap Value Fund

Mid Cap Growth Fund

Mid Cap Intrinsic Value Fund

Multi-Cap Opportunities Fund

Real Estate Fund

Small Cap Growth Fund

Socially Responsive Fund

Value Fund

Semi-Annual Report

February 28, 2015

Contents

THE FUNDS

President's Letter	1
PORTFOLIO COMMENTARY
All Cap Core Fund (Formerly Select Equities Fund)	2
Emerging Markets Equity Fund	4
Equity Income Fund	7
Focus Fund	9
Genesis Fund	11
Global Equity Fund	13
Global Real Estate Fund	16
Global Thematic Opportunities Fund	18
Greater China Equity Fund	20
Guardian Fund	22
International Equity Fund	25
International Select Fund	27
Intrinsic Value Fund	29
Large Cap Disciplined Growth Fund	31
Large Cap Value Fund	33
Mid Cap Growth Fund	35
Mid Cap Intrinsic Value Fund	37
Multi-Cap Opportunities Fund	39
Real Estate Fund	41
Small Cap Growth Fund	43
Socially Responsive Fund	45
Value Fund	47
FUND EXPENSE INFORMATION	55
SCHEDULE OF INVESTMENTS/TOP TEN EQUITY HOLDINGS
All Cap Core Fund (Formerly Select Equities Fund)	59
Emerging Markets Equity Fund	60
Equity Income Fund	63
Focus Fund	65

Genesis Fund	66
Global Equity Fund	69
Global Real Estate Fund	72
Global Thematic Opportunities Fund	75
Greater China Equity Fund	78
Guardian Fund	81
International Equity Fund	82
International Select Fund	85
Intrinsic Value Fund	88
Large Cap Disciplined Growth Fund	90
Large Cap Value Fund	92
Mid Cap Growth Fund	94
Mid Cap Intrinsic Value Fund	96
Multi-Cap Opportunities Fund	98
Real Estate Fund	99
Small Cap Growth Fund	100
Socially Responsive Fund	102
Value Fund	104
FINANCIAL STATEMENTS	117
FINANCIAL HIGHLIGHTS (ALL CLASSES)/PER SHARE DATA
All Cap Core Fund (Formerly Select Equities Fund)	179
Emerging Markets Equity Fund	179
Equity Income Fund	181
Focus Fund	183
Genesis Fund	187
Global Equity Fund	189
Global Real Estate Fund	191
Global Thematic Opportunities Fund	191
Greater China Equity Fund	193
Guardian Fund	193
International Equity Fund	197
International Select Fund	199
Intrinsic Value Fund	201
Large Cap Disciplined Growth Fund	201

Large Cap Value Fund	205
Mid Cap Growth Fund	207
Mid Cap Intrinsic Value Fund	211
Multi-Cap Opportunities Fund	213
Real Estate Fund	215
Small Cap Growth Fund	219
Socially Responsive Fund	221
Value Fund	225
Directory	230
Proxy Voting Policies and Procedures	231
Quarterly Portfolio Schedule	231
Board Consideration of the Management and Sub-Advisory Agreements	232

The "Neuberger Berman" name and logo are registered service marks of Neuberger Berman Group LLC. "Neuberger Berman Management LLC" and the individual Fund names in this piece are either service marks or registered service marks of Neuberger Berman Management LLC. ©2015 Neuberger Berman Management LLC. All rights reserved.

President's Letter

Dear Shareholder,

U.S. equity markets as represented by the S&P 500® Index returned roughly 6% for the six months ended February 28, 2015. While the period was somewhat volatile—particularly on changing market expectations about higher interest rates and the precipitous drop in oil prices—investor sentiment appeared to remain positive overall, the result of generally improving economic data and strong corporate earnings.

With relatively divergent economic and market performance globally, international equities underperformed. In developed markets outside the U.S., falling oil prices, policy uncertainty, general economic weakness and U.S. dollar strength meant slightly negative returns in dollar terms. Emerging markets (EM) equities fared worse, as geopolitical and local political concerns, as well as increased investor risk aversion, layered atop slower local and global economic growth rates.

The U.S. economy appears to us poised to deliver steady, if subpar, growth for the remainder of 2015. Employment and wage statistics have shown continued improvement, the housing market has been expanding, and consumer spending has been strong, especially on durable goods. Although early 2015 economic data appears to have softened somewhat—with capacity utilization and manufacturing production slightly down—this may be explained to some extent by the winter weather, supply chain disruptions at West Coast ports, and the strong dollar increasing the cost of U.S. exports.

While the decline in the price of oil certainly hurt energy-related names—the only S&P 500 sector to report negative returns this period—in our opinion, low cost oil is positive for both consumer spending and net importer nations, including many EM economies. Certain European sectors look to us poised for recovery as well, and Japan appears to have exited its recession. Both Europe and Japan could benefit from additional monetary easing, as we saw in the U.S.

We believe the much-anticipated rise in U.S. interest rates is likely to begin this year, especially if economic data remains on trend. This could impact higher yielding equities, as we witnessed several times this past period, although the underlying economic strength that forces the U.S. Federal Reserve's (Fed) hand could mean effects are short-lived. We anticipate continuing to see impacts (such as the continuation of a strong dollar) from key central banks moving in opposite directions in the coming months, as the Fed moves toward tightening, while the European Central Bank and Bank of Japan remain accommodative.

Geopolitically, concerns this period included Ukraine, Greece and ISIS, to name a few. While they continue to have the ability to shock the system, we are still guardedly optimistic about the unfolding year, with corporate earnings steady for the most part, balance sheets healthy, management sentiment positive, profits growing, and stock buybacks and dividend increases supporting share prices.

Finally, we anticipate that correlations between equity returns, already low, may widen further, with opportunities judged on company-specific merits and positioning, as well as earnings and valuations. We believe this type of environment plays to the strengths of disciplined, focused, research-driven active management teams like ours.

We thank you for your confidence in Neuberger Berman and look forward to continuing to serve your investment needs.

Sincerely,

ROBERT CONTI
PRESIDENT AND CEO
NEUBERGER BERMAN MUTUAL FUNDS

All Cap Core Fund Commentary*

Neuberger Berman All Cap Core Fund (formerly Neuberger Berman Select Equities Fund) Institutional Class generated a –4.24% total return for the six months ended February 28, 2015, and underperformed its benchmark, the S&P 500® Index, which provided a 6.12% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During most of calendar year 2014, despite many global challenges, the Fund delivered positive total returns. However, for approximately the last 100-plus days of the year, the Fund sharply underperformed its benchmark—a circumstance that colored our relative performance this period. We always aim to deliver market performance or better with less risk, and as such are disappointed with the portfolio's recent performance. We have investigated the causes and repositioned assets accordingly as we seek a return to the caliber of results our solid long-term track record suggests.

The primary reason for the Fund's recent underperformance has been our Energy and Energy-related holdings—an overweight position as this time period began, and one that we've been unwinding since then—due to the precipitous drop in the price of oil. We also saw underperformance from select holdings within the Industrials and Consumer Discretionary sectors. On the positive side, stock selection within Information Technology outperformed the benchmark. Having zero weightings within Telecommunication Services and Materials were also helpful, as both sectors underperformed during the period.

During late 2014, we met with companies in a variety of different industries with the intent of further broadening and diversifying the portfolio heading into 2015, and we're optimistic about the future. As of this reporting period's close, we no longer have any exposure to energy exploration and production companies. Instead, we have made new investments in areas such as Information Technology, Health Care, Consumer Discretionary and Financials—businesses that meet our investment criteria and stand to benefit from long-term secular trends, or that are undergoing significant change that we think is underappreciated by the market. Having recently embarked on a very important transition within the portfolio—moving away from our former minimum market capitalization limits—we have more freedom and flexibility in identifying opportunities for the portfolio, something we think could also benefit performance.

We believe that a lot of the broad market's performance over the last couple of years has been driven by the external stimulus of quantitative easing. We think that the "rising tide that lifted all boats" has come to an end, and that, at some point in 2015, interest rates will start moving higher. We believe that a) we are well positioned for that event, and b) that with correlations dissipating, this could become much more of a stock picker's market—an environment that should also benefit the portfolio. We believe we're embarking on a point in time where active managers will have the wherewithal to provide real outperformance, and that our portfolio is well positioned for the period ahead.

Sincerely,

MICHAEL KAMINSKY, RICHARD WERMAN, JAMES GARTLAND AND MINDY SCHWARTZAPFEL
PORTFOLIO CO-MANAGERS

*  Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

All Cap Core Fund

TICKER SYMBOLS

Institutional Class	NBEIX
Class A	NBEAX
Class C	NBECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.0%
Energy	10.2
Financials	16.3
Health Care	9.8
Industrials	16.7
Information Technology	19.4
Utilities	7.5
Short-Term Investments	5.1
Total	100.0%

PERFORMANCE HIGHLIGHTS26

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Year	Life of Fund
At NAV
Institutional Class	12/20/2007	–4.24%	2.49%	12.03%	5.77%
Class A	12/20/2007	–4.40%	2.04%	11.53%	5.38%
Class C	12/20/2007	–4.77%	1.33%	10.71%	4.60%
With Sales Charge
Class A		–9.92%	–3.80%	10.22%	4.52%
Class C		–5.56%	0.48%	10.71%	4.60%
Index
S&P 500® Index[1,16]		6.12%	15.51%	16.18%	7.61%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.04%, 1.41% and 2.16% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.76%, 1.21% and 1.96% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Emerging Markets Equity Fund Commentary

Neuberger Berman Emerging Markets Equity Fund Institutional Class generated a –7.26% total return for the six months ended February 28, 2015, but outperformed its benchmark, the MSCI Emerging Markets (EM) Index, which posted a –8.20% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Emerging markets equities saw weak results during the reporting period as the falling price of oil and a currency crisis in Russia added to pressures in place from slower internal growth rates, slower demand from the developed world for both commodities and exports, and increased risk aversion.

Within the EM Index, all but two sectors (Health Care and Information Technology (IT)) suffered losses. Energy was by far the weakest, down over 28% for the period, followed by Materials. Results by country varied, with only three index members showing positive results—the Philippines, India and China. Particularly weak markets included Greece and Brazil, both impacted by economic weakness and election-related uncertainty, and Colombia.

Within the portfolio, most of our outperformance versus the benchmark resulted from sector allocations, including our overweight to Health Care and IT, and underweight to Energy and Materials. Stock selection within Utilities and Consumer Staples was another positive. From a country perspective, stock selection and an overweight to India, stock selection and an underweight to Brazil, and stock selection within Korea were beneficial to performance.

Top individual contributors included Yes Bank and Cummins India, along with Taiwan Semiconductor. Yes Bank, an Indian private-sector lender, announced better-than-expected earnings as loan growth accelerated and non-interest income was strong. Cummins India, an industrial engine manufacturer, saw growth in both domestic and export businesses, with what we believe is potential for more gains if domestic construction and mining activity continue to pick up. Taiwan Semiconductor, a leading manufacturer of integrated circuits (IC), continued to grow as each new generation of ICs has spurred further demand for its products.

Stock selection within Financials, Telecommunication Services and Materials detracted from results, though, due to our underweight in Materials, the impact from that sector was limited. By country, South Africa, Indonesia and Russia were our weakest performers.

Individual detractors included Korean automaker Hyundai, and two Brazilian holdings, Vale and BM&F Bovespa. Hyundai's stock fell as the market considered its purchase of land for a new headquarters to be a poor use of its capital. Though we agree, we believe Hyundai's new product cycle will provide an opportunity for better margins. Vale, an iron-ore giant, fell with the commodity price, on increased supply and potentially lower incremental demand from a slowing Chinese economy. We decided to sell that position after concluding the medium-term price outlook was unclear. Financial exchange BM&F Bovespa lost value after investors grew concerned that post-election trade volumes would not recover with foreign investor interest diminishing. We agreed with that view and liquidated the position.

Emerging markets equities gave up ground in recent months as the price of oil retreated and foreign investors grew concerned with the potential impact of higher U.S. interest rates. We would note that while U.S. monetary policy may tighten, other developed markets, such as Europe and Japan, are offering more supportive actions. Further, weakening oil prices aid a majority of EM countries' economies, as they are consumers—rather than producers—of energy.

Stepping back, we believe the current environment is one where there is a scarcity of global growth, with the trajectory of individual EM markets diverging. We continue to seek investments in what we view as the more favorable markets and the local companies best positioned to grow in current conditions.

Sincerely,

CONRAD SALDANHA
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Emerging Markets Equity Fund

TICKER SYMBOLS

Institutional Class	NEMIX
Class A	NEMAX
Class C	NEMCX
Class R3	NEMRX
Class R6	NREMX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.3%
Consumer Staples	11.5
Energy	3.8
Financials	22.6
Health Care	5.3
Industrials	13.2
Information Technology	23.3
Materials	2.3
Telecommunication Services	3.1
Utilities	1.3
Short-Term Investments	2.3
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	Life of Fund
At NAV
Institutional Class	10/08/2008	–7.26%	3.11%	3.09%	10.51%
Class A	10/08/2008	–7.43%	2.86%	2.82%	10.25%
Class C	10/08/2008	–7.79%	2.09%	2.06%	9.42%
Class R3[10]	06/21/2010	–7.53%	2.43%	2.45%	9.97%
Class R6[23]	03/15/2013	–7.24%	3.19%	3.13%	10.54%
With Sales Charge
Class A		–12.77%	–3.07%	1.61%	9.23%
Class C		–8.71%	1.09%	2.06%	9.42%
Index
MSCI Emerging Markets Index[1,16]		–8.20%	5.38%	3.97%	9.46%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.45%, 1.83%, 2.57%, 2.13% and 1.37% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 1.50%, 2.25%, 1.91% and 1.18% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Equity Income Fund Commentary

Neuberger Berman Equity Income Fund Institutional Class generated a 2.05% total return for the six months ended February 28, 2015, but underperformed its benchmark, the S&P 500® Index which posted a 6.12% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

There were several big positives in the economy during the six-month period as U.S. GDP expanded at a faster pace than last year's sluggish level. Jobless claims were lower while new home sales moved slightly higher. Some of the economic tailwind was attributable to lower gas prices. The drop in West Texas Oil this period helped the average cost of U.S. gasoline fall to its lowest level in five years. On the interest rate front, the 30-Year U.S. Treasury bond yield declined modestly for the period, while the U.S. dollar continued higher against a basket of global currencies. We believe historically low rates, subdued inflation, a strong dollar and cheap commodities provide a strong backdrop for the consumer, assuming they continue as we head into the remainder of 2015.

Stock selection among the Consumer Discretionary, Industrials and Financials sectors were additive, while Energy and stock selection in Health Care were the main culprits of the Fund's underperformance versus the benchmark this period. Top performers included CME Group, a beneficiary of higher trading volume within the futures and options markets, as well as REITs Extra Space Storage and Equity Residential, both of which benefited from undersupply in areas of growing demand.

Within Health Care, our bias toward higher yielding pharmaceuticals over biotechs (which historically have paid little to no dividend), hindered results. However, the most significant detractors came from the Energy space. Golar LNG, a Norwegian floating liquefied natural gas transporter, declined on soft economic data from China and Europe. However, LNG prices remain high in other geographies, so Golar's ability to export is a positive long-term, in our view. ONEOK was another laggard, but its Bakken gas transmission assets are contracted for ten years and we believe prices could recover well before then. Nearer term, we do not expect prices to fall enough to shut down Bakken production completely. We sold Cenovus, a tar sands producer, as the costliest extraction techniques came under the most pressure as prices declined.

We believe energy, interest rates, and the geopolitical arena should likely be hot topics in 2015, but this is not dissimilar to years past. We believe the portfolio is well positioned to participate in several positives that we expect low energy prices to bring to consumers. Similarly, should interest rates move higher, it is our opinion that parts of the portfolio will serve as a buffer, with the balance positioned as a growth engine should the economy continue to improve. We also see value in a select group of European leaders in the event that monetary easing leads to margin expansion, as it has in the United States. Domestically, we believe the majority of our names are poised to benefit from an even stronger U.S. dollar and continued economic improvement, should recent trends continue.

The Fund's strategy strives to own financially healthy companies with a history of growing their businesses in both weak and strong economic environments. It is diversified among dividend-paying companies we believe are capable of sustaining and growing their dividends to shareholders. Going forward, we will continue to strive to provide equity-like returns with less volatility than the S&P 500 Index.

Sincerely,

RICHARD LEVINE, TONY GLEASON AND SANDY POMEROY
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Equity Income Fund

TICKER SYMBOLS

Institutional Class	NBHIX
Class A	NBHAX
Class C	NBHCX
Class R3	NBHRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	4.1%
Consumer Staples	3.4
Energy	11.3
Financials	38.8
Health Care	10.6
Industrials	6.0
Information Technology	3.4
Materials	2.0
Telecommunication Services	1.0
Utilities	15.1
Other	3.2
Short-Term Investments	1.1
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date*	Period Ended 02/28/2015	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[14]	06/09/2008	2.05%	10.14%	11.66%	7.99%
Class A14	06/09/2008	1.91%	9.81%	11.26%	7.65%
Class C14	06/09/2008	1.56%	8.99%	10.44%	7.03%
Class R3[14]	06/21/2010	1.74%	9.41%	10.96%	7.58%
With Sales Charge
Class A14		–3.94%	3.52%	9.96%	6.89%
Class C14		0.59%	7.99%	10.44%	7.03%
Index
S&P 500® Index[1,16]		6.12%	15.51%	16.18%	7.60%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through June 9, 2008. The performance data for Class R3 also includes the performance of the Fund's Institutional Class from June 9, 2008 through June 21, 2010. See endnote 14 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.68%, 1.05%, 1.80%, and 1.34% for Institutional Class, Class A, Class C, and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for Class R3 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Focus Fund Commentary

Neuberger Berman Focus Fund Investor Class generated a 3.89% total return for the six months ended February 28, 2015, but underperformed its benchmark, the S&P 500® Index, which provided a 6.12% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the six-month period, investors faced some large swings in the equity market. The Energy sector fell precipitously due to a steep drop in oil prices, while other sectors faltered at times due to global macro concerns, the rising U.S. dollar, and uncertainty surrounding U.S. Federal Reserve (Fed) interest rate tightening. Still, while most of these issues lingered, investors seemed to show a proclivity towards optimism, as even the slightest improvements in the global macro picture along with a continued moderate tone from the Fed revived confidence and pushed stocks higher by the end of the period.

The best performing sectors of the S&P 500 Index over the six-month period were Health Care, Consumer Staples and Consumer Discretionary. Health Care benefited in part from a shift towards defensive areas of the market while the Consumer segments rose on expectations that lower fuel prices would spur increased spending. Energy was the weakest segment of the market during the period and was the only sector in the index to post a negative overall return.

Within the Fund, every sector except for Energy contributed positively to absolute performance, and Financials gave the largest boost to relative performance owing in part to a rise in Willis Group Holdings. The company's new management team has worked to optimize its business, and its efforts began to show promise as Willis Group posted its first improvement in margins in two years and confidence in top-line growth appears to us to be building. The Fund also gained some relative ground in Industrials due mainly to our exposure to the airlines, which were strong performers during the period. The greatest detraction from absolute and relative performance came from Energy. Antero Resources and Apache (which we sold) were among our weakest names in this sector. While no Energy stock has been spared in the current oil price environment, we continue to believe our Energy holdings are high-quality companies with solid growth potential over the long term.

Despite the stock market's proven resilience over the past couple of years, our outlook for equities is somewhat cautious. Valuations, in general, are historically high and although corporate earnings are anticipated to grow should the domestic economy continue to improve, we believe the global environment remains tenuous, the rising U.S. dollar presents a challenge, and the impact of Fed rate tightening is a large uncertainty. Within this context, we believe our strategy of conducting in-depth equity research in an attempt to uncover superior risk/reward opportunities in the marketplace could position the portfolio to withstand the market's ups and downs over the long term.

Sincerely,

TIMOTHY CREEDON AND DAVID LEVINE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Focus Fund

TICKER SYMBOLS

Investor Class	NBSSX
Trust Class	NBFCX
Advisor Class	NBFAX
Institutional Class	NFALX
Class A	NFAAX
Class C	NFACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	19.9%
Consumer Staples	5.9
Energy	7.3
Financials	16.4
Health Care	11.2
Industrials	9.7
Information Technology	19.9
Materials	4.0
Utilities	3.3
Short-Term Investments	2.4
Total	100.0%

PERFORMANCE HIGHLIGHTS8

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/19/1955	3.89%	10.18%	14.58%	6.39%	10.61%
Trust Class[3]	08/30/1993	3.78%	9.96%	14.36%	6.17%	10.60%
Advisor Class[4]	09/03/1996	3.76%	9.83%	14.18%	5.97%	10.54%
Institutional Class[5]	06/21/2010	3.96%	10.37%	14.79%	6.49%	10.62%
Class A20	06/21/2010	3.73%	9.95%	14.40%	6.30%	10.59%
Class C20	06/21/2010	3.37%	9.13%	13.62%	5.94%	10.53%
With Sales Charge
Class A20		–2.23%	3.63%	13.05%	5.68%	10.48%
Class C20		2.69%	8.41%	13.62%	5.94%	10.53%
Index
S&P 500® Index[1,16]		6.12%	15.51%	16.18%	7.99%	10.23%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.91%, 1.11%, 1.27%, 0.76%, 1.14%, and 1.91% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, and 1.86% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Genesis Fund Commentary

Neuberger Berman Genesis Fund Investor Class posted a 4.85% total return for the six months ended February 28, 2015, but underperformed its benchmark, the Russell 2000® Index, which provided a 5.70% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market was choppy during the six-month period. In our view, this was partially due to concerns about global growth and a host of geopolitical issues. However, these factors were largely offset by corporate profits that generally exceeded expectations and overall solid investor demand. Against this backdrop, the S&P 500® Index reached a number of new all-time highs during the period. Small-cap stocks also posted strong results, but modestly lagged the overall stock market. Within the small-cap universe, growth stocks significantly outperformed their value counterparts, as the Russell 2000 Growth and Value indexes returned 9.11% and 2.31%, respectively.

While the Fund produced a solid absolute return, its underperformance versus the benchmark was largely due to sector positioning. In particular, a lack of exposure to more speculative biotechnology companies detracted from results. We do not typically own these companies as they do not meet our investment criteria. A modest initial overweight to the Energy sector also detracted slightly from results, as it performed poorly given the sharp decline in the price of oil. On the upside, the Fund's underweight to Financials and overweight to Information Technology (IT) modestly contributed to performance.

Stock selection, overall, was positive for performance. The Fund's holdings in the Consumer Discretionary and IT sectors were the most beneficial for results. The largest contributor to performance was Manhattan Associates, which provides information technology solutions designed to enable efficient movement of goods through the supply chain. The stock benefited from strong quarterly results and expectations for continued robust demand for its offerings. Another standout performer was ICON, a global provider of outsourced development services to the pharmaceutical and biotechnology industries. The company's shares rallied after it reported strong operating margins and earnings that exceeded analyst expectations.

Detracting the most from performance were the Fund's holdings in the Financials sector. This was largely driven by poor results from two mortgage service-related companies, Altisource Portfolio Solutions and Altisource Asset Management. Altisource Portfolio Solutions provides a host of services to the real estate and mortgage marketplace. Its shares were negatively impacted by its exit from a high-margin line of business and uncertainty around its growth profile in the coming years due to a settlement with its largest customer, Ocwen Financial. Altisource Asset Management is the management company for Altisource Residential, a single family home rental real estate investment trust. The stock was negatively impacted by uncertainty regarding the company's exposure to Ocwen Financial and its settlement with the New York Department of Financial Services. It is important to note that we significantly reduced our exposure to mortgage service-related companies during the period.

Our investment approach is predominantly driven by bottom-up considerations. With this caveat, we do overlay the portfolio to some degree with a top-down point of view. Given our long-term investment horizon, we try to position the portfolio to capture what we see as very long-term tailwinds and seek to avoid long-term headwinds. In recognition of elevated macroeconomic uncertainty, we do not believe it is appropriate to make significant sector bets at this time. We are much more comfortable focusing on stock-specific analysis, which has always been the backbone of our investment process.

Sincerely,

JUDITH M. VALE AND ROBERT D'ALELIO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Genesis Fund

TICKER SYMBOLS

Investor Class	NBGNX
Trust Class	NBGEX
Advisor Class	NBGAX
Institutional Class	NBGIX
Class R6	NRGSX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.4%
Consumer Staples	6.1
Energy	3.4
Financials	9.5
Health Care	14.3
Industrials	21.5
Information Technology	20.5
Materials	10.4
Utilities	0.3
Short-Term Investments	0.6
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
Investor Class	09/27/1988	4.85%	4.95%	14.41%	9.48%	12.58%
Trust Class[3]	08/26/1993	4.82%	4.87%	14.32%	9.41%	12.57%
Advisor Class[4]	04/02/1997	4.68%	4.59%	14.02%	9.13%	12.36%
Institutional Class[5]	07/01/1999	4.96%	5.15%	14.62%	9.69%	12.73%
Class R6[24]	03/15/2013	4.98%	5.20%	14.52%	9.53%	12.60%
Index
Russell 2000® Index[1,16]		5.70%	5.63%	15.97%	8.31%	9.96%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.01%, 1.10%, 1.37%, 0.85% and 0.78% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The total annual operating expense ratio for each of Institutional Class and Class R6 includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Global Equity Fund Commentary

Neuberger Berman Global Equity Fund Institutional Class generated a 3.44% total return for the six months ended February 28, 2015, and outperformed the 1.18% return of its benchmark, the MSCI All Country World Index for the period. (Performance for all share classes is provided in the table immediately following this letter.)

From a macroeconomic viewpoint, outside the Energy sector, the U.S. market remained relatively strong during the six-month period on positive economic data. However, the precipitous drop in oil prices, plus policy uncertainty and economic weakness, weighed on developed international markets, while geopolitical concerns and increased risk aversion among foreign investors impacted emerging markets.

The portfolio's outperformance versus the benchmark was due to strong stock selection within the Financials, Materials and Consumer Staples sectors, as well as to our underweight in Energy and overweight in Information Technology (IT). By country, holdings based in the UK, Germany and the Netherlands outperformed.

Three U.S.-based holdings, Apple, Sealed Air and CVS Heath, were our top individual contributors this period. Apple, the large technology company, outperformed on robust sales of the new iPhone 6 and on investor enthusiasm for its electronic payment initiative. Sealed Air, a global leader in food safety and security, facility hygiene, and product protection solutions, reported solid quarterly results and announced a restructuring plan that we think could boost earnings and drive higher returns over the coming years. CVS Health, the retail pharmacy and pharmacy benefit management (PBM) firm, posted better-than-expected earnings and outlined a positive 2015 outlook. The company projects double-digit PBM revenue growth and continues to morph into a health care operator as it rolls out more Minute Clinics.

Although CVS was a top performer, stock selection within Health Care overall was a large area of relative underperformance as many big-cap pharmaceutical names we do not own outpaced our holdings in the sector. Our slight underweight to the strong Consumer Discretionary sector also detracted from performance and Telecommunication Services was another detractor. By country, being overweighted in underperformers Switzerland and France and underweighted to the stronger Japanese market detracted from relative results.

Individual detractors included ShawCor, a Canadian-based pipeline services firm that fell on fears that a lower oil price would hurt pipeline development. Similarly, U.S.-based Range Resources, a large shale energy player, declined with the price of oil as expensive extraction techniques fell out of favor. Elsewhere, SanDisk, an American multinational company that develops and manufactures flash memory storage solutions and software, declined, as it lost a major customer—a near-term headwind that we believe is a long-term benefit as SanDisk diversifies its customer base for potentially higher margins.

Portfolio activity was limited during the reporting period. We sold our more cyclically oriented names, renewing our focus on profitable companies with what we believe is limited sensitivity to external factors (e.g., interest rates, exchange rates, commodity prices). Having consolidated the portfolio to a degree, and more recently seeing the benefits of that, we are not inclined to make knee-jerk trades when we retain conviction in existing holdings and we believe our fundamental approach has been gaining traction.

Our largest underweight remains Financials and our top overweight is IT, where we believe we've found profitable innovators. While we are underweighted in the U.S., we own many multinational companies with underlying revenues that are sourced from America. Our largest overweight is Switzerland, the result of it being the home to many world-class multinationals.

We remain focused on the quality companies (with what have been predictable and attractive cash flow generation characteristics) that fueled our recent outperformance, and that we believe can continue to benefit the portfolio as the year continues.

Sincerely,

BENJAMIN SEGAL AND SAURIN D. SHAH
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Equity Fund

TICKER SYMBOLS

Institutional Class	NGQIX
Class A	NGQAX
Class C	NGQCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	11.1%
Consumer Staples	9.5
Energy	5.7
Financials	16.7
Health Care	10.4
Industrials	13.3
Information Technology	17.1
Materials	6.2
Telecommunication Services	3.2
Short-Term Investments	6.8
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	3.44%	7.97%	7.25%
Class A	06/30/2011	3.35%	7.60%	6.87%
Class C	06/30/2011	2.96%	6.89%	6.10%
With Sales Charge
Class A		–2.60%	1.43%	5.16%
Class C		2.37%	6.27%	6.10%
Index
MSCI All Country World Index[1,16]		1.18%	8.11%	9.82%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 6.65%, 7.01% and 7.76% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.15%, 1.51% and 2.26% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Real Estate Fund Commentary

Neuberger Berman Global Real Estate Fund, which was launched on December 30, 2014, seeks total return by normally investing at least 80% of its net assets in U.S. and non-U.S. equity securities issued by real estate investment trusts (REITs) and common stocks and other securities issued by other real estate companies.

The Fund's Institutional Class generated a 3.10% total return for the period from inception through February 28, 2015, performing largely in line with its benchmark, the FTSE EPRA/NAREIT Developed Index, which generated a 3.18% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The global stock market generated a positive return during the reporting period (since the Fund's launch). While the Fund also produced a positive absolute return, its modest underperformance versus the benchmark was partially due to transaction costs. In addition, country allocation, overall, was a small drag on performance, largely driven by a lack of exposure to Switzerland. This was partially offset by an overweight to the UK.

Both stock selection and sector allocation, overall, were additive for results. In terms of stock selection, the Fund's holdings in the Diversified and Industrial & Office sectors were the most beneficial for results. In contrast, stock selection in the Hotel & Lodging and Retail sectors detracted from performance. In terms of sector allocation, an underweight to Hotel & Lodging, along with an overweight to Real Estate Holding & Development, were the largest contributors to results. Conversely, overweights to the timber (classified as Specialty) and Diversified REITs were the largest detractors from performance.

Looking ahead, we think there's reason for optimism regarding the global REIT market. Domestically, we believe the U.S. economy has the potential to expand at a steady pace in 2015. We believe this, in turn, could lead to further improvements for U.S. REIT fundamentals, including rising REIT occupancy and rental rates. Against this backdrop, we believe U.S. REIT cash flows could remain strong and potentially lead to rising dividends from many REITS. We anticipate investor demand will generally be solid, while overall supply remains near a multi-decade low.

Overseas, the economic outlook has continued to brighten in the UK, with solid rental growth in the London office market and the West End. Still, we believe the interest rate picture bears watching. On mainland Europe, we anticipate solid rental growth in key German residential markets. Elsewhere, it appears to us that China and Australia are changing gears to adapt to structurally slower growth, whereas Japan is aggressively trying to foster an inflationary mindset. Interest rates are on a downward trend in China, Australia and Japan, which could support real estate values. Additionally, in our view, office demand shows clear signs of recovery across Japan, Singapore and Hong Kong. This could alleviate the supply imbalance that has affected these markets since the financial crisis. We believe the potential normalization of U.S. interest rates, however, may likely create some strain in the markets in Hong Kong and Singapore given how closely aligned their currencies are to the U.S. dollar.

Sincerely,

STEVE S. SHIGEKAWA, BRIAN JONES, GILLIAN TILTMAN AND ANTON KWANG
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Real Estate Fund

TICKER SYMBOLS

Institutional Class	NGRIX
Class A	NGRAX
Class C	NGRCX

SECTOR ALLOCATION

(as a % of Total Investments)
Diversified REITs	3.8%
Hotel & Lodging REITs	3.7
Industrial & Office REITs	23.7
Real Estate Holding & Development	22.7
Residential REITs	9.1
Retail REITs	25.3
Speciality REITs	10.1
Short-Term Investments	1.6
Total	100.0%

PERFORMANCE HIGHLIGHTS9

	Inception Date	Cumulative Total Return Ended 02/28/2015 Life of Fund
At NAV
Institutional Class	12/30/2014	3.10%
Class A	12/30/2014	3.10%
Class C	12/30/2014	3.00%
With Sales Charge
Class A		–2.83%
Class C		2.00%
Index
FTSE EPRA/NAREIT Developed Index[1,16]		3.18%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during the period shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2015 were 1.45%, 1.81% and 2.56% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Global Thematic Opportunities Fund Commentary

Neuberger Berman Global Thematic Opportunities Fund Institutional Class generated a –2.83% total return for the six months ended February 28, 2015, and underperformed the MSCI All Country World Index, which returned 1.18% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Global markets posted mixed results as diverging central bank policies saw increased volatility. From a regional perspective, stocks in the U.S., Japan and China provided the greatest source of index returns, while stocks in commodity rich Canada and Brazil were the largest detractors overall. During the period, U.S. equities advanced to record highs, in part driven by the strong dollar, robust jobs data, and lower energy prices—which were a tailwind for consumer confidence. Outside the U.S., developed Europe saw structurally strong nations such as Belgium, Netherlands and Germany enjoying positive returns, while peripheral countries like Portugal and Greece suffered.

Thematically, our "Money in Motion" theme was supported by handsome returns from the likes of Aon, BlackRock and CME Group—as these Financials stocks were among our best performers. Within Health Care, Express Scripts, the largest pharmacy benefit manager in the U.S., was also among our top contributors. This name falls within our "Self Help" theme and we believe is poised to benefit from competitive pricing due to a large user base that provides leverage over pharmaceutical companies.

Our "Emerging Market Consumer" theme was home to our biggest laggard, Brazil's Via Varejo. This prompted a reevaluation of our investment thesis, resulting in the sale of this security. Within our "Man vs. Machine" theme, SanDisk dampened returns, following disappointing results, but remains one of our highest conviction holdings. Elsewhere, Check Point Software was our top overall contributor. The Israel-based technology company advanced sharply following a series of high profile data breaches, suggesting increased potential demand for its security products. Finally, names within our "Global Energy Arbitrage" theme were soft as Golar LNG, Range Resources and Cenovus Energy (which we sold) declined in the retreat across the Energy sector.

Looking ahead, we believe valuations within the equity markets as reasonable, with international stocks poised to benefit. We are encouraged by recent actions taken by the European Central Bank to fend off deflationary pressures and have positioned the portfolio with the intent to potentially capitalize on names that we think stand to benefit from quantitative easing.

We will continue to seek companies which we believe have resiliency in the face of geopolitical risk, but believe any corrections could create opportunities to add to certain names. As always, we remain dedicated to finding opportunities in what we believe are excellent companies across a broad spectrum of countries and sectors, with the goal of identifying persistent, structural and investable trends before they are recognized by the broader investment community. We believe that this opportunistic, disciplined and patient approach should be rewarded with attractive returns over time.

Sincerely,

TONY GLEASON, SANDY POMEROY, WILLIAM HUNTER AND RICHARD LEVINE
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Global Thematic Opportunities Fund

TICKER SYMBOLS

Institutional Class	NGHIX
Class A	NGHAX
Class C	NGHCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	15.6%
Consumer Staples	2.1
Energy	8.1
Financials	19.7
Health Care	12.5
Industrials	14.5
Information Technology	17.5
Materials	4.4
Other	3.4
Short-Term Investments	2.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	Life of Fund
At NAV
Institutional Class	06/30/2011	–2.83%	–4.70%	1.40%
Class A	06/30/2011	–2.94%	–5.08%	1.03%
Class C	06/30/2011	–3.42%	–5.77%	0.27%
With Sales Charge
Class A		–8.54%	–10.52%	–0.59%
Class C		–4.39%	–6.71%	0.27%
Index
MSCI All Country World Index[1,16]		1.18%	8.11%	9.82%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.40%, 1.86% and 2.65% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.26%, 1.62% and 2.37% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Greater China Equity Fund Commentary

Neuberger Berman Greater China Equity Fund Institutional Class generated an 11.10% total return for the six months ended February 28, 2015, and outperformed its benchmark, the MSCI China Index, which generated a 5.97% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the six-month period, the Fund's underweight positions in the Energy and Consumer Staples sectors and its overweight in the Utilities sector contributed to outperformance versus the benchmark. In contrast, the Fund's overweight in Consumer Discretionary detracted from performance. Stock selection in Financials and Utilities positively impacted performance, while stock selection in Information Technology had a negative impact on performance relative to the benchmark.

As of February 28, 2015, the Fund's largest sector overweight relative to the benchmark was Utilities, and the largest sector underweight was Telecommunication Services. The Fund also held overweight positions in Health Care and Industrials, as well as underweight positions in Energy and Financials. The Fund's top 10 positions comprised 38.6% of total net portfolio assets at the end of February. We continue to look for companies that have what appears to us to be sustainable top and bottom line growth by looking at recurring operating cash flows from core businesses.

During the reporting period, the China equity markets displayed volatility and performance of the offshore and onshore markets diverged significantly. In September, the offshore Hong Kong market was impacted by protests in Hong Kong, while the onshore China A-shares market rallied due to expectations of the implementation of the Shanghai-Hong Kong Stock Connect (Stock Connect) trading program. The China equity markets climbed higher in October, primarily from actions taken by the People's Bank of China (PBoC) to ease mortgage policies and the State Council's announcement of further reform measures focused in sectors such as non-public services, environment protection and resources, investment, agriculture, consumption and small and medium enterprises. Although the Fourth Plenary Session of the 18th Communist Party of China central Committee held later in the month dampened investor sentiment, better-than-expected third quarter 2014 earnings and additional supportive local policies led both the offshore and onshore markets to end the month in positive territory. China's central bank unexpectedly announced interest rate cuts for the first time in close to three years in November, which led the onshore China A-shares market to surge even higher. On the other hand, the offshore Hong Kong market retreated due to lower-than-expected turnover of southbound trades after the launch of the Stock Connect program. The domestic A-shares market continued to rally strongly in December as investor sentiment remained positive in response to expectations of continued policy easing and the PBoC's announcement to loosen requirements on Chinese banks' loans-to-deposits ratios.

Going into 2015, the offshore Hong Kong market's performance improved and saw valuation levels converge toward those of the onshore market as the European Central Bank announced measures of quantitative easing. Concurrently, the China Securities Regulatory Commission's inspection of several securities firms' margin lending businesses and acceleration of IPO activity prompted a correction in the A-shares market. The PBoC lowered banks' reserve requirement ratio by 50 basis points in February, and coupled with anticipation of further interest rate cuts and the government's announcement of supportive policies at the National People's Congress and Chinese People's Political Consultative Conference, investor sentiment improved and led the China equity markets to rebound by the end of February.

Sincerely,

LIHUI TANG AND FRANK YAO
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Greater China Equity Fund

TICKER SYMBOLS

Institutional Class	NCEIX
Class A	NCEAX
Class C	NCECX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	4.0%
Consumer Staples	2.8
Energy	1.6
Financials	32.9
Health Care	9.3
Industrials	12.2
Information Technology	10.5
Telecommunication Services	2.4
Utilities	12.4
Short-Term Investments	11.9
Total	100.0%

EXCHANGE ALLOCATION

(as a % of Long Term Investments)
Mainland China	25.9%
Hong Kong	66.9
United States	7.2
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	Life of Fund
At NAV
Institutional Class	07/17/2013	11.10%	25.66%	21.42%
Class A	07/17/2013	10.83%	25.28%	21.05%
Class C	07/17/2013	10.45%	24.30%	20.12%
With Sales Charge
Class A		4.46%	18.02%	16.71%
Class C		9.45%	23.30%	20.12%
Index
MSCI China Index[1,16]		5.97%	19.37%	18.08%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the estimated total annual operating expense ratios for fiscal year 2014 were 1.83%, 2.31% and 2.86% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The estimated expense ratios were 1.50%, 1.86% and 2.61% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Guardian Fund Commentary

Neuberger Berman Guardian Fund Investor Class generated a 5.63% total return for the six months ended February 28, 2015, but slightly trailed the 6.12% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

Several macroeconomic factors influenced the financial markets during the six-month period and are likely to continue to have an impact as 2015 progresses, in our view. Central bank activity continues to roil the global financial markets as the U.S. Federal Reserve's tightening bias coincides with easing actions at the European Central Bank and the Bank of Japan. As of the end of the reporting period, this divergence in policy had thus far supported the U.S. dollar. Also over this period, the price of oil fell dramatically due to what appeared to be a modest imbalance between global supply and demand growth, hurting producer economics while benefiting the budgets of global consumers. Geopolitical factors remain another wildcard that we believe likely to impact the financial markets as the year unfolds.

We believe U.S. economic indicators continue to point to forward momentum for the U.S. economy, despite the severe winter weather in the Northeast during the period and the downshift in spending for the oil and gas sector.

Looking at Fund performance, Energy-related exposure was the main drag on results this period, although our aggregate exposure was underweight versus the benchmark. Within the sector, Noble Energy and Schlumberger detracted. We also saw negative effects within Industrials, particularly in businesses serving the Energy sector, such as NOW.

An underweight to the outperforming Health Care sector was also a headwind. Sanofi detracted, underperforming after making price concessions in its diabetes franchise to maintain market share.

The portfolio's Consumer-related and Information Technology (IT) holdings outperformed. Consumer-related names including Costco and TJX, two best-in-class retailers, were top contributors, along with IT names Texas Instruments, Computer Sciences Corp. and Intuit.

We managed the portfolio fairly actively this period, mostly driven by bottom-up opportunities as we've worked to use periodic market volatility to our advantage. Microchip, a detractor from within IT, was sold in favor of Alliance Data Systems, a new purchase we believe offers better long-term potential.

Premier Inc. is another new opportunity we found compelling. The company was born out of a hospital network purchasing cooperative, and is now one of the largest in the U.S., with a meaningful footprint in consumables and equipment. It became a public company recently, and with the unique insights the company has developed by serving a wide range of hospitals, it now offers consulting and best-practices technologies and services to its hospital partners, helping to manage both costs and patient outcomes.

Other sales during the period included J.B. Hunt, as tightening rail capacity may impact the company's growth, and Procter & Gamble and Coca-Cola, which are among global businesses under pressure from a strengthening dollar.

External macro factors have been responsible for a great deal of financial market activity over the past few years, and we anticipate they will continue to have an influence. Our focus has been and will continue to be on identifying high-quality businesses with good organic growth that we think is sustainable over the long run, and will try to be opportunistic buyers of their stocks.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Guardian Fund

TICKER SYMBOLS

Investor Class	NGUAX
Trust Class	NBGTX
Advisor Class	NBGUX
Institutional Class	NGDLX
Class A	NGDAX
Class C	NGDCX
Class R3	NGDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.1%
Consumer Staples	6.0
Energy	5.6
Financials	20.7
Health Care	8.1
Industrials	15.7
Information Technology	19.4
Materials	4.1
Telecommunication Services	1.4
Utilities	2.8
Short-Term Investments	3.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7,12

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1950	5.63%	12.11%	15.21%	8.04%	11.24%
Trust Class[3]	08/03/1993	5.53%	11.86%	15.01%	7.84%	11.20%
Advisor Class[4]	09/03/1996	5.42%	11.59%	14.59%	7.37%	11.06%
Institutional Class[5]	05/27/2009	5.76%	12.28%	15.41%	8.15%	11.26%
Class A20	05/27/2009	5.54%	11.92%	15.00%	7.92%	11.23%
Class C20	05/27/2009	5.13%	11.01%	14.14%	7.46%	11.15%
Class R3[17]	05/27/2009	5.43%	11.60%	14.72%	7.77%	11.20%
With Sales Charge
Class A20		–0.53%	5.47%	13.65%	7.28%	11.12%
Class C20		4.24%	10.07%	14.14%	7.46%	11.15%
Index
S&P 500® Index[1,16]		6.12%	15.51%	16.18%	7.99%	11.22%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.88%, 1.06%, 1.28%, 0.71%, 1.09%, 1.86% and 1.38% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.36% for Class R3 shares after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Equity Fund Commentary

Neuberger Berman International Equity Fund Institutional Class generated a 2.62% total return for the six months ended February 28, 2015, and outperformed its benchmark, the MSCI EAFE® Index, which posted a –1.16% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets returns were generally negative in calendar year 2014, plagued late in the year by slow growth, uncertainty about the European Central Bank's (ECB) next moves, the Greek election, and the strength of the U.S. dollar. Some of the uncertainty later abated—with the ECB's announcement of further monetary stimulus in January and post-election Greek debt extension in place—and the markets responded with a sharp rebound through February.

Stock selection was the dominant factor in the portfolio's outperformance versus the benchmark, and sector allocation a secondary benefit. The portfolio's greatest relative strengths came from within the Financials, Consumer Staples and Materials sectors. By country, UK stocks led; holdings from the Netherlands and France were also strong.

Top individual contributors included Synergy Health, Euronext and Nutreco. Synergy, a UK-based health-services outsourcer, accepted a takeover bid from U.S.-based Steris at a 39% premium. Euronext, the European financial exchange operator, delivered solid earnings and promised greater cost efficiencies going forward, with expectations for greater free cash flows and a potential dividend. Nutreco, the Dutch fish-feed provider, received a takeover bid at a 42% premium. We evaluated the offer, waiting for any potential rival bidders, before selling out of the name.

By sector, Energy holdings detracted, although our underweight in this weak sector was helpful. The portfolio also lagged within Telecommunication Services and Consumer Discretionary. By country, our out-of-benchmark allocation to the commodities-driven Canadian market was a source of performance weakness, followed by an opportunistic exposure to Brazil and holdings in Switzerland.

Canadian energy names ShawCor and Cenovus, as well as Brazil's SLC Agricola, were detractors this period. ShawCor, a pipeline services firm, fell on fears that a lower oil price would hurt pipeline development. Cenovus, an oil sands producer, declined as falling oil prices put the costliest extraction techniques out of favor. SLC Agricola, the Brazilian agricultural name, was hurt by weak soft-commodity prices.

After a late 2014 swoon, sentiment toward international markets improved significantly at the onset of 2015 due to a combination of ultra-easy monetary policy, weaker currencies, lower oil prices and gradually improving economic data in some areas. As such, flows into international equities have been strong the first two months of the year. Company earnings are still a mixed bag, however. According to brokerage tallies, many companies have not managed to keep pace with upwardly revised earnings expectations, but others—in particular the exporters and multinational companies we favor—have enjoyed better revenue and earnings figures than their domestic peers, aided by weaker currencies. That fact has driven our outperformance over the six-month period, and we believe it will aid us looking forward into the rest of 2015.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Equity Fund

TICKER SYMBOLS

Investor Class	NIQVX
Trust Class	NIQTX
Institutional Class	NBIIX
Class A	NIQAX
Class C	NIQCX
Class R6	NRIQX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	10.3%
Consumer Staples	10.5
Energy	1.8
Financials	19.1
Health Care	11.7
Industrials	22.6
Information Technology	10.1
Materials	6.5
Telecommunication Services	3.6
Short-Term Investments	3.8
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	Life of Fund
At NAV
Investor Class[13]	01/28/2013	2.52%	2.47%	9.23%	5.39%
Trust Class[13]	01/28/2013	2.46%	2.37%	9.19%	5.37%
Institutional Class	06/17/2005	2.62%	2.71%	9.33%	5.44%
Class A13	01/28/2013	2.39%	2.25%	9.15%	5.35%
Class C13	01/28/2013	2.04%	1.51%	8.81%	5.18%
Class R6[23]	09/03/2013	2.67%	2.76%	9.36%	5.46%
With Sales Charge
Class A13		–3.48%	–3.64%	7.87%	4.71%
Class C13		1.04%	0.51%	8.81%	5.18%
Index
MSCI EAFE® Index[1,16]		–1.16%	0.39%	8.27%	5.87%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.26%, 1.36%, 1.07%, 1.46%, 2.21% and 1.13% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96% and 0.79% for Institutional Class, Class A, Class C and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

International Select Fund Commentary*

Neuberger Berman International Select Fund (formerly Neuberger Berman International Large Cap Fund) Trust Class generated a 2.66% total return for the six months ended February 28, 2015, and outperformed its benchmark, the MSCI EAFE® Index, which provided a –1.16% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

International equity markets returns were generally negative in calendar year 2014, plagued late in the year by slow growth, uncertainty about the European Central Bank's (ECB) next moves, the Greek election, and the strength of the U.S. dollar. Some of the uncertainty later abated—with the ECB's announcement of further monetary stimulus in January and post-election Greek debt extension in place—and the markets responded with a sharp rebound through February.

Stock selection was the dominant factor in the portfolio's outperformance versus the benchmark, and sector allocation a secondary benefit. The portfolio's greatest relative strengths came from within the Financials, Consumer Staples and Materials sectors. By country, UK stocks led; holdings from Germany and Australia were also strong.

Top individual contributors included Check Point Software, Alimentation Couche-Tard and Toyota. Check Point, an Israeli-based cybersecurity firm, announced accelerating sales growth and raised future earnings guidance. Alimentation Couche-Tard, a Canadian-headquartered convenience store operator, announced an acquisition that was positively received by investors. Toyota, the Japanese car manufacturer, reported solid earnings with strong North American sales and lower costs.

By sector, Energy holdings detracted, although our underweight in this weak sector was helpful. The portfolio also lagged within Telecommunication Services and Health Care. By country, our out-of-benchmark allocation to the commodities-driven Canadian market was a source of weakness, followed by Denmark and Switzerland.

Canadian energy names ShawCor and Cenovus, along with family-owned Swiss construction materials producer, Sika, were detractors this period. ShawCor, a pipeline services firm, fell on fears that a lower oil price would hurt pipeline development. Cenovus, an oil sands producer, declined as falling oil prices put the costliest extraction techniques out of favor. In Sika's case, in a surprise move, the family sold its controlling interest to a larger rival against management's wishes. After much consideration, we believe Sika's business model will be impaired and exited the position, capturing our long-term gains.

After a late 2014 swoon, sentiment toward international markets improved significantly at the onset of 2015 due to a combination of ultra-easy monetary policy, weaker currencies, lower oil prices and gradually improving economic data in some areas. As such, flows into international equities have been strong the first two months of the year. Company earnings are still a mixed bag, however. According to brokerage tallies, many companies have not managed to keep pace with upwardly revised earnings expectations, but others—in particular the exporters and multinational companies we favor—have enjoyed better revenue and earnings figures than their domestic peers, aided by weaker currencies. That fact has driven our outperformance over the six-month period, and we believe it will aid us looking forward into the rest of 2015.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

*  Effective June 2, 2014, Neuberger Berman International Large Cap Fund changed its name to Neuberger Berman International Select Fund.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

International Select Fund

TICKER SYMBOLS

Trust Class	NILTX
Institutional Class	NILIX
Class A	NBNAX
Class C	NBNCX
Class R3	NBNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.0%
Consumer Staples	9.1
Energy	1.9
Financials	20.0
Health Care	11.6
Industrials	19.2
Information Technology	11.7
Materials	8.4
Telecommunication Services	4.2
Short-Term Investments	1.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	Life of Fund
At NAV
Trust Class	08/01/2006	2.66%	1.84%	7.81%	3.30%
Institutional Class[6]	10/06/2006	2.80%	2.16%	8.20%	3.65%
Class A15	12/20/2007	2.55%	1.82%	7.82%	3.30%
Class C15	12/20/2007	2.27%	1.07%	7.00%	2.66%
Class R3[15]	05/27/2009	2.51%	1.59%	7.54%	3.11%
With Sales Charge
Class A15		–3.35%	–4.00%	6.54%	2.59%
Class C15		1.27%	0.07%	7.00%	2.66%
Index
MSCI EAFE® Index[1,16]		–1.16%	0.39%	8.27%	3.57%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.33%, 0.93%, 1.31%, 2.05% and 1.55% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.90%, 1.30%, 2.00% and 1.51% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Intrinsic Value Fund Commentary

Neuberger Berman Intrinsic Value Fund Institutional Class posted a 5.82% total return for the six months ended February 28, 2015, and outperformed the 2.31% return of its benchmark, the Russell 2000® Value Index for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The major surprise for investors during the last six months was the collapse in crude oil prices. While a handful of market players believed that oil prices could sink dramatically, many investment approaches, including our own strategy, had come to build in an acceptance of a world in which oil traded between $80 and $110 per barrel. Investors have struggled to digest the implications of the startling fall in oil prices. The lower crude price can be viewed either positively, as stimulus for most of the world's consumers, or negatively, inasmuch as it may reflect an ominous deflationary signal resulting from lackluster economic growth.

While the portfolio has a small exposure to the Energy sector (less than 5%), it does have an overweighting to economically sensitive companies. When investors perceive the beginning of an economic slowdown, these companies can tend to underperform as investors move into defensive, yield-oriented stocks. Or, investors may simply prefer owning shares of consumer stocks rather than industrial or technology stocks on the theory that consumption of food, autos and clothing may increase.

Not surprisingly, there has been a great deal of volatility among small-cap stocks as investors rotate out of some sectors and into others, or alternatively short the entire asset class given its economic sensitivity. Early into the oil price slide, the Fund underperformed the benchmark, but as time progressed and economic data continued to reflect solid domestic growth, the Fund subsequently outperformed. Most of the excess return versus the benchmark was realized in January and February of 2015.

The portfolio's Technology investments, which constitute approximately a third of its holdings, drove the lion's share of performance. A combination of favorable earnings reports as well as M&A activity helped. Digital River was acquired by a private equity firm, Spansion merged with Cypress Semiconductor and, at the end of February after a month of speculation, Freescale announced a merger with NXP Semiconductor. M&A activity was not limited to technology companies: Office Depot and Staples also agreed to combine.

Although the price decline in oil took us by surprise, fortunately our exposure was small relative to the benchmark. Nevertheless, our energy-related investments, including TETRA Technologies, KBR and McDermott International, performed poorly. The near-term direction of oil prices remains unclear to us. Our team has spent a great deal of time researching potential investment opportunities and looking for a thesis to support an increase in oil prices, yet we remain unconvinced that there is any urgency to increase our commitment to this sector.

Notwithstanding our uncertainty regarding energy stocks, we continue to add new investments to the portfolio. During the six-month period, we added seven new companies to the portfolio while eliminating eight. Most of these new investments are technology and industrial companies selling at attractive discounts to their intrinsic value.1

The reporting period was marked by a see-saw trading pattern for small company shares. Good news from the domestic economy and positive company earnings reports were a source of underlying investment support, while unsettling economic and political developments overseas seemed to drive shorter-term trading. Against this backdrop, it appears to us that M&A activity remains vibrant and a healthy corporate sector continues to reward shareholders with share repurchases and dividends. So long as the underlying economic data remains healthy, we plan to remain positive on the outlook for our strategy.

Sincerely,

BENJAMIN H. NAHUM, JAMES F. MCAREE AND AMIT SOLOMON
PORTFOLIO CO-MANAGERS

1  Intrinsic value reflects the portfolio management team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Intrinsic Value Fund

TICKER SYMBOLS

Institutional Class	NINLX
Class A	NINAX
Class C	NINCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	5.8%
Energy	1.3
Financial Services	10.8
Health Care	6.7
Materials & Processing	7.6
Producer Durables	21.8
Technology	36.2
Utilities	4.4
Short-Term Investments	5.4
Total	100.0%

PERFORMANCE HIGHLIGHTS

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date*	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Institutional Class[19]	05/10/2010	5.82%	7.68%	14.56%	10.12%	12.03%
Class A19	05/10/2010	5.55%	7.22%	14.15%	9.92%	11.91%
Class C19	05/10/2010	5.17%	6.43%	13.35%	9.54%	11.69%
With Sales Charge
Class A19		–0.51%	1.04%	12.80%	9.27%	11.54%
Class C19		4.18%	5.43%	13.35%	9.54%	11.69%
Index
Russell 2000® Value Index[1,16]		2.31%	3.96%	13.97%	7.13%	8.97%
Russell 2000® Index[1,16]		5.70%	5.63%	15.97%	8.31%	8.04%

*The inception date for Neuberger Berman Intrinsic Value Fund Institutional Class, Class A, and Class C shares is May 10, 2010. Performance prior to that date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"), which had similar investment goals, strategies, and portfolio management team. See endnote 19 for more information.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.14%, 1.52% and 2.26% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.00%, 1.36% and 2.11% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Disciplined Growth Fund Commentary

Neuberger Berman Large Cap Disciplined Growth Fund Investor Class generated a 4.20% total return for the six months ended February 28, 2015, but underperformed the 8.46% return of its benchmark, the Russell 1000® Growth Index for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The market was fairly strong during the six-month period, with equity returns being driven primarily by multiple expansion rather than earnings growth. Earnings growth has stayed in the mid-single digits over the past year, with consensus estimates for more of the same throughout 2015. Still, we saw increased divergence between sector valuations in the six-month reporting period.

While the S&P 500® price/earnings multiple has remained near its historical average, we've seen a massive retrenchment in some cyclical stocks—particularly Energy, down approximately 22% for the reporting period, and Materials, up only 4%. This suggests that other pockets of the market have become expensive. The Health Care, Information Technology, Consumer Discretionary and Consumer Staples sectors saw double-digit gains over the six-month period. Overall, however, we do not believe the market is overpriced.

Apple was our top contributor this period, an overweight position in a stock that was up 26% during the period. Sherwin-Williams was another solid contributor, helped by an acquisition of part of Mexican competitor Comex, strength in the housing market (and related consumer-spending trends), and an oversupply of titanium dioxide, a key component of paint.

Target also outperformed, with the market reacting positively to recent results and strategic changes under new CEO Brian Cornell—and especially the winding down of the company's expensive and poorly performing Canadian expansion. Also potentially positive for Target is that, after having been one of the first companies hit by a major data breach in late 2013, new management has shown a commitment to spend on critical needs such as cybersecurity.

Detractors included Yelp, which we continue to own. With the stock's high multiple, debate continues about whether the company is growing fast enough. While recognizing that analysts would like faster growth in the immediate term, barring an unforeseen disruption, we believe the company can develop a near monopoly on advertising in its space.

The falling price of oil was a factor behind much of our underperformance this period. Halliburton, which we sold, was a case of bad timing. We bought the stock on expectations for better day rates for drilling services in the U.S. The opposite happened as oversupply drove oil prices down, threatening higher cost U.S. producers. LyondellBasell, another sale, lost the competitive advantage it enjoyed from using cheaper natural gas feedstocks rather than oil in polyethylene production.

Looking ahead, we believe the United States is in the best shape of the major markets. We believe economic growth (though still sub-par in our view), jobs and inflation data are likely at a point where the U.S. Federal Reserve may begin to unwind its balance sheet, so we anticipate U.S. interest rates will go up this year. In our opinion, this could impact the equity markets as many stocks currently have higher valuations than we think they would if there were already higher interest rates or higher inflation.

While cognizant of macro factors, our focus as always is purely bottom up. We believe in the longer-term opportunity our holdings represent and anticipate low turnover as we concentrate assets around our highest conviction names.

Sincerely,

JOHN J. BARKER
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Disciplined Growth Fund

TICKER SYMBOLS

Investor Class	NBCIX
Institutional Class	NLDLX
Class A	NLDAX
Class C	NLDCX
Class R3	NLDRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	18.0%
Consumer Staples	7.6
Energy	1.3
Financials	3.0
Health Care	16.3
Industrials	8.1
Information Technology	33.9
Materials	6.2
Telecommunication Services	1.7
Utilities	2.9
Short-Term Investments	1.0
Total	100.0%

PERFORMANCE HIGHLIGHTS11

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	12/06/1999	4.20%	9.59%	11.26%	6.74%	0.80%
Institutional Class[5]	04/06/2009	4.41%	10.05%	11.67%	6.96%	0.93%
Class A20	04/06/2009	4.09%	9.61%	11.25%	6.71%	0.78%
Class C20	04/06/2009	3.58%	8.58%	10.38%	6.25%	0.49%
Class R3[17]	05/27/2009	3.91%	9.19%	10.96%	6.58%	0.70%
With Sales Charge
Class A20		–1.92%	3.34%	9.95%	6.08%	0.39%
Class C20		3.11%	8.09%	10.38%	6.25%	0.49%
Index
Russell 1000® Growth Index[1,16]		8.46%	16.24%	17.21%	9.28%	2.89%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.07%, 0.84%, 1.21%, 1.96% and 1.61% for Investor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, 1.86% and 1.36% for Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Large Cap Value Fund Commentary

Neuberger Berman Large Cap Value Fund Investor Class produced a 1.53% total return for the six months ended February 28, 2015, but underperformed its benchmark, the Russell 1000® Value Index, which generated a 3.48% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the six-month period, the market experienced a number of issues that put downward pressure on stocks, such as declining oil prices, fears about the global economy, a rising dollar and impending U.S. Federal Reserve interest rate tightening. Yet stocks swiftly recovered their losses after each setback amidst positive U.S. economic and corporate data, a still accommodative U.S. Federal Reserve, and supportive monetary policy changes in Europe, China and Japan. In the final few weeks of the reporting period, the market rose into solidly positive territory driven, in our view, by a pause in the oil price decline and mild economic progress in certain parts of the globe.

Within the Russell 1000 Value Index, the Health Care and Consumer Discretionary sectors led performance with double-digit positive returns. The defensive nature of the Health Care sector seemed to appeal to investors during the period's volatility, while declining fuel prices were viewed as a boon to various retailers in the Consumer Discretionary sector. Energy and Materials were the only sectors in the index to post overall declines; Energy was by far the weakest area due to the fall in crude prices.

The greatest contributor to Fund performance during the period, in both absolute and relative terms, was the Industrials sector. Our overweight to the area was a positive, and within the sector, our focus on airline stocks produced solid returns. Our initial underweight in Energy was also beneficial to relative performance. We had gradually reduced our ownership in this segment from August to November as we believed that oil prices were unsustainably high given the influx of crude supply to the market, but restored our Energy weighting later. On the downside, Materials hurt both absolute and relative performance due to the Metals & Mining industry, where stocks sold off largely on lower growth expectations in China. Our lighter exposure to Health Care was also a relative detractor. Though the segment did rather well during the period, valuations on the whole did not appeal to us.

While we anticipate that the stock market can continue to advance despite the myriad of global issues, we are looking at 2015 with a careful posture. Macro conditions for certain countries remain rather tenuous, and it is questionable whether the U.S. alone can keep the global economy afloat. Still, the domestic economy remains on solid footing and we believe this can continue. Accordingly, we believe we are finding value in select stocks within the Consumer Discretionary sector where companies can be direct beneficiaries of an expanding consumer wallet. Over the long term, we also remain positive on Industrials, with a particular focus on airline stocks, which we believe can also benefit from the improving economy, particularly if these companies continue to execute with increased discipline. Though the markets may be volatile, we remain bottom-up investors and will seek to take advantage of such movements to purchase desired names at reduced prices, as our core portfolio strategy remains looking for underappreciated stocks with hidden value that we believe can be uncovered as specific catalysts play out over time.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Large Cap Value Fund

TICKER SYMBOLS

Investor Class	NPRTX
Trust Class	NBPTX
Advisor Class	NBPBX
Institutional Class	NBPIX
Class A	NPNAX
Class C	NPNCX
Class R3	NPNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.9%
Consumer Staples	3.8
Energy	7.3
Financials	21.5
Health Care	8.4
Industrials	16.0
Information Technology	11.0
Materials	5.2
Utilities	1.3
Short-Term Investments	4.6
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	01/20/1975[2]	1.53%	9.16%	11.46%	6.13%	12.87%
Trust Class[3]	08/30/1993	1.44%	8.94%	11.24%	5.94%	12.79%
Advisor Class[4]	08/16/1996	1.36%	8.77%	11.08%	5.77%	12.66%
Institutional Class[5]	06/07/2006	1.62%	9.31%	11.63%	6.28%	12.91%
Class A20	06/21/2010	1.40%	8.90%	11.21%	6.01%	12.84%
Class C20	06/21/2010	0.99%	8.06%	10.42%	5.64%	12.74%
Class R3[17]	06/21/2010	1.27%	8.59%	10.94%	5.88%	12.80%
With Sales Charge
Class A20		–4.44%	2.65%	9.90%	5.39%	12.67%
Class C20		0.20%	7.22%	10.42%	5.64%	12.74%
Index
Russell 1000® Value Index[1,16]		3.48%	13.49%	15.51%	7.21%	N/A

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.88%, 1.08%, 1.23%, 0.73%, 1.12%, 1.89% and 1.46% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratio was 1.39% for Class R3 shares, after expense reimbursements and/or fee waivers. The total annual operating expense ratio for each of Institutional Class, Class A and Class C includes the class's repayment of expenses previously reimbursed and/or fees previously waived by Management. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Growth Fund Commentary

Neuberger Berman Mid Cap Growth Fund Investor Class generated a 10.43% total return for the six months ended February 28, 2015, and outperformed its benchmark, the Russell Midcap® Growth Index, which returned 7.99% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Looking back at a volatile but overall positive six-month period for equities, U.S. Federal Reserve (Fed) comments continued to underscore the inevitability of a return to a more normalized rate environment. This "hawkish" tilt, easily digested by the markets, was likely the product of the U.S. economy's continued measured growth, resiliency towards political- and economic-fueled "walls of worry" emanating from Asia and Europe, and a number of positive trends, most notably low inflation, broad stimulus from falling oil prices, strong corporate earnings, continued incremental gains in housing and employment, and the potential for a working truce in Washington with the return of two-party parity. The aforementioned trends and a strengthening dollar also boosted the buying power and sentiment of consumers, a key component to any meaningful economic expansion. Of equal importance, in our opinion, particularly to our higher qualitative and higher growth approach, was the surge in capital reinvestment as companies started to focus more on growing their franchises and expanding market share rather than pursuing the short-term shareholder appeasement (via dividend and share repurchase programs) that had largely defined corporate investment strategy over the last three plus years. The net effect was a long-overdue rotation back towards the importance of fundamentals, which in turn ushered in a change of market leadership that rewarded active management.

During the reporting period, our underweight versus the benchmark in the Energy sector proved strongly additive, as did our overweight to both Health Care and Information Technology (IT), easily overcoming a slight drag from our underweights to Consumer Discretionary and Materials. In regard to stock selection, positive contributions across the Consumer Discretionary, Industrials and IT sectors overcame weakness from several of our Consumer Staples, Energy, Health Care and Financials holdings.

Drilling down to our holdings, Avago Technologies was the top contributor to performance during the period, while Oasis Petroleum was the leading detractor. Avago, a designer, developer and supplier of analog semiconductors, consistently delivered strong fundamentals boosted by the integration of recently acquired LSI Logic and its increased participation in Apple's iPhone 6. Oasis, an independent exploration and production company focused on unconventional oil and natural gas resources primarily in Montana and North Dakota, was negatively impacted by the precipitous drop in oil prices. We exited this position in the fourth quarter of 2014.

Looking ahead, we remain confident with the opportunities offered by U.S. equities. We believe that the markets are ready for the long overdue tightening of monetary policy, and we anticipate fundamentals will continue to increase in relevancy as investors re-embrace higher growth and higher expectation stories.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Growth Fund

TICKER SYMBOLS

Investor Class	NMANX
Trust Class	NBMTX
Advisor Class	NBMBX
Institutional Class	NBMLX
Class A	NMGAX
Class C	NMGCX
Class R3	NMGRX
Class R6	NRMGX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	22.7%
Consumer Staples	2.9
Energy	1.9
Financials	6.7
Health Care	19.9
Industrials	13.4
Information Technology	25.4
Materials	1.4
Telecommunication Services	3.0
Other	2.3
Short-Term Investments	0.4
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/01/1979[2]	10.43%	10.43%	16.88%	10.27%	12.15%
Trust Class[3]	08/30/1993	10.45%	10.40%	16.81%	10.10%	12.06%
Advisor Class[4]	09/03/1996	10.25%	10.06%	16.43%	9.80%	11.86%
Institutional Class[5]	04/19/2007	10.60%	10.68%	17.18%	10.53%	12.22%
Class A20	05/27/2009	10.32%	10.23%	16.74%	10.20%	12.13%
Class C20	05/27/2009	9.95%	9.44%	15.89%	9.73%	12.00%
Class R3[17]	05/27/2009	10.24%	9.96%	16.46%	10.04%	12.09%
Class R6[24]	03/15/2013	10.59%	10.74%	17.02%	10.33%	12.17%
With Sales Charge
Class A20		3.99%	3.90%	15.37%	9.55%	11.95%
Class C20		8.95%	8.44%	15.89%	9.73%	12.00%
Index
Russell Midcap® Growth Index[1,16]		7.99%	13.10%	17.92%	9.99%	N/A
Russell Midcap® Index[1,16]		6.39%	13.31%	17.74%	9.92%	13.77%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.94%, 1.01%, 1.27%, 0.76%, 1.13%, 1.91%, 1.39% and 0.69% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.75%, 1.11%, 1.86%, 1.36% and 0.68% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Mid Cap Intrinsic Value Fund Commentary

Neuberger Berman Mid Cap Intrinsic Value Fund Investor Class generated a 6.31% total return for the six months ended February 28, 2015, and outperformed its benchmark, the Russell Midcap® Value Index, which returned 4.68% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

While economic growth remained sluggish in 2014, it seemed to be accelerating. Many key economic indicators showed improvement. Most central banks including the U.S. Federal Reserve (Fed) continued to be accommodative. In 2015, stocks recorded strong gains in February, reversing the losses from January. In our view, companies benefitted from stabilizing oil prices, an extension of Greece's debt relief package, and strong fourth quarter earnings reports.

During the reporting period, performance benefitted from the Fund's overweight versus the benchmark and stock selection in the Consumer Discretionary, Technology and Producer Durables sectors. In the Consumer Discretionary area, Office Depot was the strongest performer as it received a merger offer from Staples at a significant premium to its market value, and Darden Restaurant Group recently announced the appointment of a new CEO amid pressure from an activist shareholder. In the Technology sector, Skyworks Solutions was the largest contributor to performance as the market reacted positively to the company's growing earnings and cash flow, due in part to its increasing chip content on the new iPhones. Spirit AeroSystems (Producer Durables) announced the divestiture of its Gulfstream business and reported better-than-expected fourth quarter earnings per share and provided strong 2015 guidance.

An underweight in the Financial Services sector detracted from performance as the sector benefited from the surprising decline in interest rates in 2014. Also detracting from performance during the period were several of our Energy holdings—Cameron International, Devon Energy, Southwestern Energy and Cabot Oil & Gas. In this sector, we have focused on high-quality franchises with strong balance sheets, and our contrarian nature suggests that we will look to add to these positions at the appropriate time. Other lagging investments in the portfolio during the year included Express, a fashion retailer, KBR, an engineering company, and Hertz, a global car and equipment rental company. We continue to hold Express as it sells at a significant discount to our estimate of intrinsic value,1 and KBR as the new CEO has announced a major restructuring we believe may benefit shareholders. While a negative earnings announcement by Hertz hurt the stock price, we viewed the weakness as a buying opportunity as we believe the investment case is still intact despite the short-term disappointment.

The mid-cap value equity space has produced strong compounded returns since the 2008 recession and has outperformed most of the popular indices. Despite the fact that equities in this area are not as cheap as they were several years ago, we continue to identify quality franchises with strong balance sheets and robust free cash flow generation. If the domestic economy continues to accelerate, we think that earnings and cash flow could well continue to improve during 2015, thus providing a solid background for companies in the portfolio. The likelihood of higher interest rates sometime this year is creating a more volatile investing environment which should, in our view, continue to favor our bottom-up stock picking. We believe M&A activity will accelerate due to the availability of inexpensive financing, excess cash on balance sheets, and continued activist activity. Our franchise companies have historically been beneficiaries of this activity. We will also seek out companies that are restructuring their business models to enhance stock valuations. Despite the expectation of higher interest rates during 2015, generally higher equity valuations and an almost universal positive view on domestic equities by leading market strategists, we believe our investment style could produce strong relative returns during the upcoming year.

Sincerely,

MICHAEL C. GREENE
PORTFOLIO MANAGER

1  Intrinsic value reflects the team's analysis and estimates of a company's value. There is no guarantee that any intrinsic values will be realized; security prices may decrease regardless of intrinsic values.

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Mid Cap Intrinsic Value Fund

TICKER SYMBOLS

Investor Class	NBRVX
Trust Class	NBREX
Institutional Class	NBRTX
Class A	NBRAX
Class C	NBRCX
Class R3	NBRRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	13.8%
Consumer Staples	2.4
Energy	6.7
Financial Services	17.1
Health Care	4.4
Materials & Processing	6.2
Producer Durables	18.1
Technology	14.9
Utilities	6.4
Other	0.0
Short-Term Investments	10.0
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	06/01/1999	6.31%	15.00%	16.39%	8.31%	10.21%
Trust Class[3]	06/10/1999	6.21%	14.65%	16.22%	8.20%	10.13%
Institutional Class[5]	03/08/2010	6.45%	15.19%	16.71%	8.46%	10.31%
Class A20	06/21/2010	6.22%	14.79%	16.28%	8.27%	10.18%
Class C20	06/21/2010	5.84%	13.93%	15.49%	7.89%	9.94%
Class R3[17]	06/21/2010	6.08%	14.45%	16.01%	8.14%	10.10%
With Sales Charge
Class A20		0.14%	8.20%	14.92%	7.63%	9.76%
Class C20		4.90%	12.93%	15.49%	7.89%	9.94%
Index
Russell Midcap® Value Index[1,16]		4.68%	13.63%	17.53%	9.59%	9.95%
Russell Midcap® Index[1,16]		6.39%	13.31%	17.74%	9.92%	9.44%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.31%, 1.56%, 1.14%, 1.54%, 2.27% and 1.81% for Investor Class, Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.25%, 0.85%, 1.21%, 1.96% and 1.46% for Trust Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Multi-Cap Opportunities Fund Commentary

Neuberger Berman Multi-Cap Opportunities Fund Institutional Class generated a 2.62% total return for the six months ended February 28, 2015, but underperformed its benchmark, the S&P 500® Index, which returned 6.12% for the period. (Performance for all share classes is provided in the table immediately following this letter.) The market exhibited broad performance gains during the period, with nine of 10 sectors within the Index generating a positive return.

Within the portfolio, stock selection in the Financials and Health Care sectors was beneficial to performance relative to the benchmark, while stock selection in Energy and Consumer Staples detracted from relative performance. Sector positioning positively contributed to performance relative to the benchmark. The overweight in Health Care and underweight in Telecommunication Services were most beneficial from a sector perspective. The portfolio finished the period with an overweight in Financials, Industrials and Materials. The portfolio completed the period with an underweight in Consumer Staples and Information Technology, and had no exposure to Telecommunication Services.

Portfolio construction is an important component of our investment process and consists of three investment categories: Special Situations, Opportunistic and Classic. We believe this balanced approach helps to mitigate risk while seeking to outperform through stock selection in various market environments. We believe our expertise in these areas is a differentiating factor and we are currently finding a large number of opportunities in each category that we find compelling.

At the core of our investment process is an unwavering focus on a company's generation of free cash flow and its use by management. Our analysis considers the stability and sources of free cash flow generation, as well as the potential uses of this capital. This approach enables us to look across sectors, market capitalizations, and risk profiles to find opportunities. We continue to find well-managed franchises generating stable and growing free cash flow that are trading at what we believe are attractive valuations.

We believe the current environment is highly attractive for free cash flow-oriented investing, as free cash flow yields for equities relative to fixed income yields remain at near historical highs. In our opinion, companies with high free cash flow and prudent management teams can do well in a moderate growth environment. In the right circumstances, dividend increases, share repurchase programs, cash accumulation, debt retirement, organic growth initiatives, and selective and highly accretive acquisitions all have the potential to accrue to the benefit of equity holders.

Looking forward, we believe the equity environment will favor active managers with a demonstrated ability to deliver value through stock selection. Reasonable stock valuations, moderate and steady growth in the U.S. economy, and a changing interest rate landscape are all reasons, in our view, that suggest equities could remain a sound long-term investment both in absolute terms and relative to fixed income and other alternatives.

As we evaluate both potential new positions and current portfolio holdings, we will continue to keep a long-term investment perspective in mind. As always, our focus is to grow our investors' assets through the disciplined application of our investment philosophy and process.

Sincerely,

RICHARD S. NACKENSON
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Multi-Cap Opportunities Fund

TICKER SYMBOLS

Institutional Class	NMULX
Class A	NMUAX
Class C	NMUCX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	9.0%
Consumer Staples	3.4
Energy	9.5
Financials	19.8
Health Care	15.2
Industrials	21.8
Information Technology	12.6
Materials	7.2
Utilities	1.5
Short-Term Investments	0.0
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date*	Period Ended 02/28/2015	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[18]	12/21/2009	2.62%	9.20%	16.13%	8.44%
Class A18	12/21/2009	2.48%	8.82%	15.73%	8.20%
Class C18	12/21/2009	2.10%	8.02%	14.74%	7.69%
With Sales Charge
Class A18		–3.39%	2.54%	14.37%	7.44%
Class C18		1.12%	7.02%	14.74%	7.69%
Index
S&P 500® Index[1,16]		6.12%	15.51%	16.18%	7.60%

*Prior to December 14, 2009, the Fund had different investment goals, strategies, and portfolio management team. The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through December 21, 2009. See endnote 18 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.74%, 1.10% and 1.85% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Real Estate Fund Commentary

Neuberger Berman Real Estate Fund Trust Class generated an 8.57% total return for the six months ended February 28, 2015, but underperformed its benchmark, the FTSE NAREIT All Equity REITs Index, which generated a 9.74% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

The U.S. stock market generated positive results during the six-month period. The market was choppy at times given concerns about global growth, uncertainties regarding future monetary policy and a host of geopolitical issues. However, these factors were offset by corporate profits that generally exceeded expectations and overall solid investor demand. Against this backdrop, the S&P 500® Index reached a number of new all-time highs and ended the period with a 6.12% return. Real estate investment trusts (REITs) posted even stronger results during the period.

While the Fund produced a positive absolute return, its underperformance versus the benchmark was due to sector positioning. In particular, exposure to the Mortgage Home Financing sector (a non-benchmark sector) and a zero weight to the Manufactured Homes sector were negative for results. On the upside, overweights to the Real Estate Operating Company (also non-benchmark) and Office sectors were the largest contributors to performance.

Stock selection, overall, was a modest positive for performance. Contributing the most to results was stock selection in the Free Standing and Office sectors. Simon Property Group, a leading commercial real estate company with both regional malls and discount outlet centers, was the most additive to performance. The company's management team is, in our view, one of the best within the REIT market, steering the company successfully through a wide range of economic and real estate cycles while also expanding the company's portfolio both geographically and by retail segment. Equity Residential, an apartment REIT, was also a key contributor to results.

The sectors that detracted the most from the Fund's performance were Regional Malls and Diversified. Several individual holdings were also negative for results, including Altisource Residential, a single family home rental REIT. Its shares were hurt as the company reported disappointing net operating cash flow. Parkway Properties, an office REIT, was also a drag on performance.

Looking ahead, we think there's reason for optimism regarding the REIT market. In our view, the U.S. economy has the potential to expand at a steady pace in 2015. We believe this, in turn, could lead to further improvements for REIT fundamentals, including rising REIT occupancy and rental rates. Against this backdrop, we believe REIT cash flows could remain strong and potentially lead to rising dividends from many REITS. We anticipate investor demand will generally be solid, while overall supply remains near a multi-decade low.

While REIT prices benefited from falling long-term U.S. Treasury yields during the reporting period, we think rising interest rates would likely negatively impact investor sentiment at first. That being said, we anticipate seeing benign inflation in the coming year, which could help keep interest rates relatively low. In addition, even if rates move higher, we believe this headwind could be more than offset by further improving REIT fundamentals.

Sincerely,

STEVE S. SHIGEKAWA AND BRIAN JONES
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Real Estate Fund

TICKER SYMBOLS

Trust Class	NBRFX
Institutional Class	NBRIX
Class A	NREAX
Class C	NRECX
Class R3	NRERX
Class R6	NRREX

SECTOR ALLOCATION

(as a % of Total Investments)
Apartments	11.8%
Diversified	6.3
Free Standing	2.7
Health Care	10.3
Homebuilders	1.1
Industrial	5.8
Infrastructure	8.3
Lodging/Resorts	6.4
Mortgage Home Financing	0.6
Office	12.6
Real Estate Operating Companies	3.4
Regional Malls	13.6
Self Storage	4.5
Shopping Centers	7.4
Timber	4.0
Short-Term Investments	1.2
Total	100.0%
PERFORMANCE HIGHLIGHTS7,22

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Trust Class	05/01/2002	8.57%	20.08%	16.18%	10.17%	12.51%
Institutional Class[6]	06/04/2008	8.66%	20.25%	16.38%	10.31%	12.62%
Class A15	06/21/2010	8.48%	19.80%	15.98%	10.08%	12.43%
Class C15	06/21/2010	8.06%	18.89%	15.17%	9.69%	12.13%
Class R3[15]	06/21/2010	8.30%	19.55%	15.70%	9.95%	12.33%
Class R6[25]	03/15/2013	8.70%	20.34%	16.31%	10.23%	12.56%
With Sales Charge
Class A15		2.22%	12.90%	14.61%	9.43%	11.92%
Class C15		7.06%	17.89%	15.17%	9.69%	12.13%
Index
FTSE NAREIT All Equity REITs Index[1,16]		9.74%	21.88%	17.62%	9.26%	11.24%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.41%, 1.05%, 1.43%, 2.20%, 1.67% and 0.98% for Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.85%, 1.21%, 1.96%, 1.46% and 0.78% for Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Small Cap Growth Fund Commentary

Neuberger Berman Small Cap Growth Fund Investor Class generated an 11.55% total return for the six months ended February 28, 2015, and outperformed its benchmark, the Russell 2000® Growth Index, which returned 9.11% for the period. (Performance for all share classes is provided in the table immediately following this letter.)

Looking back at a volatile but overall positive six-month period for equities, U.S. Federal Reserve (Fed) comments continued to underscore the inevitability of a return to a more normalized rate environment. This "hawkish" tilt, easily digested by the markets, was likely the product of the U.S. economy's continued measured growth, resiliency towards political- and economic-fueled "walls of worry" emanating from Asia and Europe, and a number of positive trends, most notably low inflation, broad stimulus from falling oil prices, strong corporate earnings, continued incremental gains in housing and employment, and the potential for a working truce in Washington with the return of two-party parity. The aforementioned trends and a strengthening dollar also boosted the buying power and sentiment of consumers, a key component to any meaningful economic expansion. Of equal importance, in our opinion, particularly to our higher qualitative and higher growth approach, was the surge in capital reinvestment as companies started to focus more on growing their franchises and expanding market share rather than pursuing the short-term shareholder appeasement (via dividend and share repurchase programs) that had largely defined corporate investment strategy over the last three plus years. The net effect was a long-overdue rotation back towards the importance of fundamentals, which in turn ushered in a change of market leadership that rewarded active management.

During the reporting period, our allocation decisions, led by our overweight versus the benchmark to the Health Care sector, proved to be generally additive. Stock selection, again lead by Health Care, was the primary driver of our outperformance. In addition, positive contributions from the Consumer Discretionary, Consumer Staples and Industrials sectors more than compensated for minor weakness across Financials and Information Technology.

Drilling down to our holdings, IGI Laboratories was the top contributor to performance, while Sanchez Energy was the leading detractor. IGI, a developer and manufacturer of topical products used for the treatment of a variety of skin conditions, bolstered an already strong pipeline by acquiring a number of drug products from AstraZeneca. Sanchez, a domestic exploration and production company focused on unconventional on-shore oil and natural gas resources, was pressured by the continued decline in oil prices. To limit our exposure to the sector, we sold this position.

Looking ahead, we remain confident with the opportunities offered by U.S. equities. We believe that the markets are ready for the long overdue tightening of monetary policy, and we anticipate fundamentals will continue to increase in relevancy as investors re-embrace higher growth and higher expectation stories.

Sincerely,

DAVID H. BURSHTAN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Small Cap Growth Fund

TICKER SYMBOLS

Investor Class	NBMIX
Trust Class	NBMOX
Advisor Class	NBMVX
Institutional Class	NBSMX
Class A	NSNAX
Class C	NSNCX
Class R3	NSNRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	17.6%
Consumer Staples	2.8
Energy	2.7
Financials	5.5
Health Care	27.9
Industrials	13.0
Information Technology	26.7
Materials	1.7
Short-Term Investments	2.1
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	10/20/1998	11.55%	2.89%	16.26%	8.65%	9.21%
Trust Class[3]	11/03/1998	11.47%	2.73%	15.96%	8.47%	9.07%
Advisor Class[4]	05/03/2002	11.36%	2.58%	15.75%	8.28%	8.98%
Institutional Class[5]	04/01/2008	11.75%	3.21%	16.51%	8.86%	9.34%
Class A20	05/27/2009	11.53%	2.84%	16.10%	8.58%	9.17%
Class C20	05/27/2009	11.12%	2.06%	15.23%	8.11%	8.88%
Class R3[17]	05/27/2009	11.44%	2.62%	15.82%	8.43%	9.08%
With Sales Charge
Class A20		5.10%	–3.08%	14.73%	7.94%	8.78%
Class C20		10.12%	1.06%	15.23%	8.11%	8.88%
Index
Russell 2000® Growth Index[1,16]		9.11%	7.37%	17.96%	9.40%	8.18%
Russell 2000® Index[1,16]		5.70%	5.63%	15.97%	8.31%	9.37%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 1.67%, 1.95%, 1.97%, 1.48%, 1.81%, 2.57% and 2.16% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 1.30%, 1.40%, 1.60%, 0.90%, 1.26%, 2.01% and 1.51% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3 shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Socially Responsive Fund Commentary

Neuberger Berman Socially Responsive Fund Investor Class generated a 6.69% total return for the six months ended February 28, 2015, and outperformed the 6.12% return of its benchmark, the S&P 500® Index. (Performance for all share classes is provided in the table immediately following this letter.)

Several macroeconomic factors influenced the financial markets during the six-month period and appear likely to continue to have an impact as 2015 progresses, in our view. Central bank activity continues to roil the global financial markets as the U.S. Federal Reserve's tightening bias coincides with easing actions at the European Central Bank and the Bank of Japan. As of the end of the reporting period, this divergence in policy had thus far supported the U.S. dollar. Also over this period, the price of oil fell dramatically due to what appeared to be a modest imbalance between global supply and demand growth, hurting producer economics while benefiting the budgets of global consumers. Geopolitical factors remain another wildcard we believe may impact the financial markets as the year unfolds.

We believe U.S. economic indicators continue to point to forward momentum for the U.S. economy, despite the severe winter weather in the Northeast during the period and the downshift in spending for the oil and gas sector.

Looking at Fund performance, Energy-related exposure was the main drag on results this period, although our aggregate exposure was underweight versus the benchmark. Within the sector, Noble Energy and Schlumberger detracted. We also saw negative effects within Industrials, particularly in businesses serving the Energy sector, such as NOW.

An underweight to the outperforming Health Care sector was also a headwind. While Becton Dickinson was a top contributor, Sanofi detracted, underperforming after making price concessions in its diabetes franchise to maintain market share.

The portfolio's Consumer-related and Information Technology (IT) holdings outperformed. Consumer-related names including Costco and TJX, two best-in-class retailers, were top contributors, along with IT names Texas Instruments and Intuit.

We managed the portfolio fairly actively this period, mostly driven by bottom-up opportunities as we've worked to use periodic market volatility to our advantage. Microchip, a detractor from within IT, was sold in favor of Alliance Data Systems, a new purchase we believe offers better long-term potential.

Manpower is another new opportunity we find compelling. Just as we'd purchased Robert Half earlier to take advantage of a tightening skilled labor market in the U.S., we think Manpower, the global office and light industrial staffing firm, is poised to benefit due to its large European presence. That presence provided our entry point this period, when stock valuations declined over European uncertainty.

Other sales during the period included J.B. Hunt, as tightening rail capacity may impact the company's growth, and Procter & Gamble, which is among global businesses under pressure from a strengthening dollar.

External macro factors have been responsible for a great deal of financial market activity over the past few years, and we anticipate they will continue to have an influence. Our focus has been and will continue to be on identifying high-quality businesses with good organic growth that we think is sustainable over the long run, and we will try to be opportunistic buyers of their stocks.

Sincerely,

ARTHUR MORETTI AND INGRID S. DYOTT
PORTFOLIO CO-MANAGERS

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio managers. The opinions are as of the date of this report and are subject to change without notice.

Socially Responsive Fund

TICKER SYMBOLS

Investor Class	NBSRX
Trust Class	NBSTX
Institutional Class	NBSLX
Class A	NRAAX
Class C	NRACX
Class R3	NRARX
Class R6	NRSRX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	12.1%
Consumer Staples	5.8
Energy	6.3
Financials	15.3
Health Care	11.5
Industrials	20.4
Information Technology	16.5
Materials	2.8
Telecommunication Services	1.4
Utilities	3.0
Short-Term Investments	4.9
Total	100.0%

PERFORMANCE HIGHLIGHTS7

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date	Period Ended 02/28/2015	1 Year	5 Years	10 Years	Life of Fund
At NAV
Investor Class	03/16/1994	6.69%	12.67%	15.22%	8.22%	9.53%
Trust Class[3]	03/03/1997	6.62%	12.47%	15.02%	8.03%	9.35%
Institutional Class[5]	11/28/2007	6.80%	12.87%	15.42%	8.36%	9.59%
Class A20	05/27/2009	6.62%	12.47%	14.99%	8.11%	9.47%
Class C20	05/27/2009	6.18%	11.62%	14.13%	7.63%	9.24%
Class R3[17]	05/27/2009	6.49%	12.24%	14.74%	7.96%	9.40%
Class R6[24]	03/15/2013	6.81%	12.98%	15.33%	8.27%	9.55%
With Sales Charge
Class A20		0.49%	6.01%	13.64%	7.47%	9.16%
Class C20		5.28%	10.68%	14.13%	7.63%	9.24%
Index
S&P 500® Index[1,16]		6.12%	15.51%	16.18%	7.99%	9.54%

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 0.86%, 1.03%, 0.68%, 1.06%, 1.80%, 1.29% and 0.61% for Investor Class, Trust Class, Institutional Class, Class A, Class C, Class R3 and Class R6 shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Value Fund Commentary

Neuberger Berman Value Fund Institutional Class produced a 1.03% total return for the six months ended February 28, 2015, but underperformed its benchmark, the Russell 1000® Value Index, which generated a 3.48% return for the period. (Performance for all share classes is provided in the table immediately following this letter.)

During the six-month period, the market experienced a number of issues that put downward pressure on stocks, such as declining oil prices, fears about the global economy, a rising dollar and impending U.S. Federal Reserve interest rate tightening. Yet stocks swiftly recovered their losses after each setback amidst positive U.S. economic and corporate data, a still accommodative U.S. Federal Reserve, and supportive monetary policy changes in Europe, China and Japan. In the final few weeks of the reporting period, the market rose into solidly positive territory driven, in our view, by a pause in the oil price decline and mild economic progress in certain parts of the globe.

Within the Russell 1000 Value Index, the Health Care and Consumer Discretionary sectors led performance with double-digit positive returns. The defensive nature of the Health Care sector seemed to appeal to investors during the period's volatility, while declining fuel prices were viewed as a boon to various retailers in the Consumer Discretionary sector. Energy and Materials were the only sectors in the index to post overall declines; Energy was by far the weakest area due to the fall in crude prices.

The greatest contributor to Fund performance during the period, in both absolute and relative terms, was the Industrials sector. Our overweight to the area was a positive, and within the sector, our focus on airline stocks produced solid returns. Our underweight in Energy was also beneficial to relative performance. We gradually reduced our ownership in this segment from August through November as we believed that oil prices were unsustainably high given the influx of crude supply to the market, but restored our Energy weighting later. On the downside, Materials hurt both absolute and relative performance due to the Metals & Mining industry, where stocks sold off largely on lower growth expectations in China. Our lighter exposure to Health Care was also a relative detractor. Though the segment did rather well during the period, valuations on the whole did not appeal to us.

While we anticipate that the stock market can continue to advance despite the myriad of global issues, we are looking at 2015 with a careful posture. Macro conditions for certain countries remain rather tenuous, and it is questionable whether the U.S. alone can keep the global economy afloat. Still, the domestic economy remains on solid footing and we believe this can continue. Accordingly, we believe we are finding value in select stocks within the Consumer Discretionary sector where companies can be direct beneficiaries of an expanding consumer wallet. Over the long term, we also remain positive on Industrials, with a particular focus on airline stocks which we believe can also benefit from the improving economy, particularly if these companies continue to execute with increased discipline. Though the markets may be volatile, we remain bottom-up investors and will seek to take advantage of such movements to purchase desired names at reduced prices, as our core portfolio strategy remains looking for underappreciated stocks with hidden value that we believe can be uncovered as specific catalysts play out over time.

Sincerely,

ELI M. SALZMANN
PORTFOLIO MANAGER

Information about principal risks of investing in the Fund is set forth in the prospectus and statement of additional information.

The portfolio composition, industries and holdings of the Fund are subject to change.

The opinions expressed are those of the Fund's portfolio manager. The opinions are as of the date of this report and are subject to change without notice.

Value Fund

TICKER SYMBOLS

Institutional Class	NLRLX
Class A	NVAAX
Class C	NVACX

SECTOR ALLOCATION

(as a % of Total Investments)
Consumer Discretionary	20.3%
Consumer Staples	3.8
Energy	7.2
Financials	20.9
Health Care	7.8
Industrials	15.3
Information Technology	10.5
Materials	5.0
Utilities	1.4
Short-Term Investments	7.8
Total	100.0%

PERFORMANCE HIGHLIGHTS9

		Six Month	Average Annual Total Return Ended 02/28/2015
	Inception Date*	Period Ended 02/28/2015	1 Year	5 Years	Life of Fund
At NAV
Institutional Class[21]	04/19/2010	1.03%	8.17%	14.29%	8.23%
Class A21	03/02/2011	0.84%	7.67%	13.93%	8.03%
Class C21	03/02/2011	0.44%	6.92%	13.26%	7.64%
With Sales Charge
Class A21		–4.96%	1.46%	12.59%	7.26%
Class C21		–0.51%	5.92%	13.26%	7.64%
Index
Russell 1000® Value Index[1,16]		3.48%	13.49%	15.51%	6.10%

*The performance data for each class includes the performance of the Fund's oldest share class, Trust Class, from November 2, 2006 through April 19, 2010. The performance data for Class A and Class C also includes the performance of the Fund's Institutional Class from April 19, 2010 through March 2, 2011. See endnote 21 for information about the effects of the different fees paid by each class.

The performance data quoted represent past performance and do not indicate future results. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month-end, please visit www.nb.com/performance.

The results shown in the table reflect the reinvestment of income dividends and other distributions, if any. The results do not reflect the effect of taxes a shareholder would pay on Fund distributions or on the redemption of Fund shares.

The investment return and principal value of an investment will fluctuate and shares, when redeemed, may be worth more or less than their original cost.

Returns would have been lower if Neuberger Berman Management LLC (Management) had not reimbursed certain expenses and/or waived a portion of the investment management fees during certain of the periods shown. Repayment by a class (of expenses previously reimbursed and/or fees previously waived by Management) will decrease the class's returns. Please see Note B in the Notes to Financial Statements for specific information regarding expense reimbursement and/or fee waiver arrangements.

As stated in the Fund's most recent prospectus, the total annual operating expense ratios for fiscal year 2014 were 2.44%, 2.83% and 3.60% for Institutional Class, Class A and Class C shares, respectively (before expense reimbursements and/or fee waivers, if any). The expense ratios were 0.78%, 1.14% and 1.89% for Institutional Class, Class A and Class C shares, respectively, after expense reimbursements and/or fee waivers. The expense ratios for the semi-annual period ending February 28, 2015 can be found in the Financial Highlights section of this report.

Returns shown with a sales charge reflect the deduction of the current maximum initial sales charge of 5.75% for Class A shares and the contingent deferred sales charge (CDSC) for Class C shares. The CDSC for Class C shares is 1%, which is reduced to 0% after 1 year. The performance of the Fund's share classes will differ primarily due to different sales charge structures and class expenses. Please see the prospectus for more information about sales charge structures, if any, and class expenses for your share class.

Endnotes

1  Please see "Glossary of Indices" on page 53 for a description of indices. Please note that individuals cannot invest directly in any index. The indices described in this report do not take into account any fees, expenses or tax consequences of investing in the individual securities that they track. Data about the performance of an index are prepared or obtained by Neuberger Berman Management LLC ("Management") and reflect the reinvestment of income dividends and other distributions, if any. The Fund may invest in securities not included in a described index and generally does not invest in all securities included in a described index.

2  This date reflects when Management first became the investment manager to the Fund.

3  The performance information for the Trust Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Trust Class.

4  The performance information for the Advisor Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has lower expenses and typically higher returns than the Advisor Class.

5  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than the Institutional Class.

6  The performance information for the Institutional Class prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than the Institutional Class.

7  The investments for the Fund are managed by the same portfolio manager(s) who manage(s) one or more other registered funds that have names, investment objectives and investment styles that are similar to those of the Fund. You should be aware that the Fund is likely to differ from the other mutual fund(s) in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Fund can be expected to vary from those of the other mutual fund(s).

8  The Fund had a policy of investing mainly in large-cap stocks prior to September 1998 and investing 90% of its assets in no more than six economic sectors prior to December 17, 2007. As of April 2, 2001, the Fund changed its investment policy to become "non-diversified" under the Investment Company Act of 1940 ("1940 Act"). Performance prior to these changes might have been different if current policies had been in effect. However, by operation of law under the 1940 Act, the Fund subsequently became, and currently operates as, a diversified fund. Please see the notes to the financial statements for information on a non-diversified fund becoming a diversified fund by operation of law.

9  Neuberger Berman Global Real Estate Fund is relatively small. Each of Neuberger Berman Emerging Markets Equity Fund, Neuberger Berman Equity Income Fund, Neuberger Berman Global Equity Fund, Neuberger Berman Multi-Cap Opportunities Fund and Neuberger Berman Value Fund was relatively small prior to September 2010, June 2008, August 2013, January 2010 and April 2013, respectively. The same techniques used to produce returns in a small fund may not work to produce similar returns in a larger fund.

Endnotes (cont'd)

10  The performance information for Class R3 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

11  As of December 17, 2007, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect. Although the Fund has a policy that allows it to operate as a non-diversified fund, on December 5, 2008, the Board adopted a policy, which cannot be changed without a shareholder vote, that the Fund will invest its portfolio so as to meet the standards of a diversified fund.

12  The Fund had a policy of investing mainly in large-cap stocks prior to December 2002. Its performance prior to that date might have been different if current policies had been in effect.

13  The performance information for Class A, Class C, Investor Class, and Trust Class prior to the classes' inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class A, Class C, Investor Class, and Trust Class.

14  The performance information for Institutional Class, Class A, Class C and Class R3 prior to June 9, 2008 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on June 9, 2008. During the period from November 2, 2006 through June 9, 2008, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A, Class C and Class R3. The performance information for Class R3 from June 9, 2008 to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Institutional Class has lower expenses and typically higher returns than Class R3.

15  The performance information for Class A, Class C and Class R3 prior to the classes' respective inception dates is that of the Fund's Trust Class. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class has lower expenses and typically higher returns than Class A, Class C and Class R3.

16  The date used to calculate Life of Fund performance for the index is the inception date of the oldest share class.

17  The performance information for Class R3 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class R3.

18  Prior to December 14, 2009, the Fund had different investment goals, strategies and portfolio management team The performance information for Institutional Class, Class A and Class C prior to December 21, 2009 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on December 21, 2009. During the period from November 2, 2006 through December 21, 2009, the Trust Class had

Endnotes (cont'd)

only one investor, which could have impacted Fund performance. The performance information for the Trust Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). Management had previously capped Trust Class expenses; absent this arrangement, the returns would have been lower. The Trust Class had lower capped expenses and typically higher returns than Class A and Class C. The Trust Class had equivalent capped expenses and typically similar returns to the Institutional Class.

19  The performance information for Institutional Class, Class A and Class C prior to the classes' inception date is that of the Fund's predecessor, the DJG Small Cap Value Fund L.P., an unregistered limited partnership ("DJG Fund"); DJG Fund was the successor to The DJG Small Cap Value Fund, an unregistered commingled investment account ("DJG Account"). The performance from July 8, 1997 (the commencement of operations) to September 11, 2008 is that of DJG Account, and the performance from September 12, 2008 to May 10, 2010 is that of DJG Fund. On May 10, 2010, the DJG Fund transferred its assets to the Fund in exchange for the Fund's Institutional Class shares. The investment policies, objectives, guidelines and restrictions of the Fund are in all material respects equivalent to those of DJG Fund and DJG Account (the "Predecessors"). As a mutual fund registered under the 1940 Act, the Fund is subject to certain restrictions under the 1940 Act and the Internal Revenue Code ("Code") to which the Predecessors were not subject. Had the Predecessors been registered under the 1940 Act and been subject to the provisions of the 1940 Act and the Code, their investment performance may have been adversely affected. The performance information reflects the actual expenses of the Predecessors, which were generally lower than those of the Fund.

20  The performance information for Class A and Class C prior to the classes' inception date is that of the Fund's Investor Class. The performance information for the Investor Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Investor Class has lower expenses and typically higher returns than Class A and Class C.

21  The performance information for Institutional Class, Class A and Class C prior to April 19, 2010 is that of the Fund's Trust Class, which had an inception date of November 2, 2006, and converted into the Institutional Class on April 19, 2010. During the period from November 2, 2006 through April 19, 2010, the Trust Class had only one investor, which could have impacted Fund performance. The performance information for Class A and Class C from April 19, 2010 to the classes' inception date is that of the Fund's Institutional Class. During the period from April 19, 2010 through March 2, 2011, the Institutional Class had only one investor, which could have impacted Fund performance. The performance information for the Trust Class and the Institutional Class has been adjusted to reflect the appropriate sales charges applicable to Class A and Class C shares, but has not been adjusted to take into account differences in class specific operating expenses (such as Rule 12b-1 fees). The Trust Class had higher expenses and typically lower returns than the Institutional Class. The Trust Class had lower expenses and typically higher returns than Class A and Class C. The Institutional Class has lower expenses and typically higher returns than Class A and Class C.

22  As of June 19, 2012, the Fund changed its investment policy to become "non-diversified" under the 1940 Act. A non-diversified fund is able to invest larger percentages of its assets in the securities of a single issuer, which could increase the fund's risk of loss. Performance prior to this change might have been different if current policies had been in effect.

23  The performance information for Class R6 prior to the class's inception date is that of the Fund's Institutional Class. The performance information for the Institutional Class has not been adjusted to take into account differences in class specific operating expenses. The Institutional Class has higher expenses and typically lower returns than Class R6.

Endnotes (cont'd)

24  The performance information for Class R6 prior to the class's inception date is that of the Fund's Investor Class. The performance information for the Investor Class has not been adjusted to take into account differences in class specific operating expenses. The Investor Class has higher expenses and typically lower returns than Class R6.

25  The performance information for Class R6 prior to the class's inception date is that of the Fund's Trust Class. The performance information for the Trust Class has not been adjusted to take into account differences in class specific operating expenses. The Trust Class has higher expenses and typically lower returns than Class R6.

26  Prior to September 2, 2014, Neuberger Berman All Cap Core Fund was known as Neuberger Berman Select Equities Fund. The Fund had a policy of investing mainly in common stocks of companies with a market capitalization greater than $7.5 billion at the time of purchase prior to September 2, 2014. Its performance prior to that date might have been different if current policies had been in effect.

For more complete information on any of the Neuberger Berman Equity Funds, call Neuberger Berman Management LLC at (800) 877-9700, or visit our website at www.nb.com.

Glossary of Indices

S&P 500® Index:	The index is a float-adjusted market capitalization-weighted index that focuses on the large-cap segment of the U.S. equity market, and includes a significant portion of the total value of the market.
Russell 1000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap segment of the U.S. equity market. It includes approximately 1,000 of the largest securities in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. public companies based on total market capitalization). The index is rebalanced annually in June.

Russell 1000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap growth segment of the U.S. equity market. It includes those Russell 1000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 1000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the large-cap value segment of the U.S. equity market. It includes those Russell 1000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity market. It includes approximately 2,000 of the smallest securities in the Russell 3000 Index. The index is rebalanced annually in June.

Russell 2000® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap growth segment of the U.S. equity market. It includes those Russell 2000 Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell 2000® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the small-cap value segment of the U.S. equity market. It includes those Russell 2000 Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap segment of the U.S. equity market. It includes approximately 800 of the smallest securities in the Russell 1000 Index. The index is rebalanced annually in June.

Russell Midcap® Growth Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap growth segment of the U.S. equity market. It includes those Russell Midcap Index companies with higher price-to-book ratios and higher forecasted growth rates. The index is rebalanced annually in June.

Russell Midcap® Value Index:

The index is a float-adjusted market capitalization-weighted index that measures the performance of the mid-cap value segment of the U.S. equity market. It includes those Russell Midcap Index companies with lower price-to-book ratios and lower forecasted growth rates. The index is rebalanced annually in June.

Glossary of Indices (cont'd)

FTSE EPRA / NAREIT Developed Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the performance of listed real estate companies and real estate investment trusts (REITs) in developed markets. The index consists of the following 25 developed market country indices: Australia, Austria, Belgium/Luxembourg, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, South Korea, Spain, Sweden, Switzerland, the United Kingdom, and the United States.

FTSE NAREIT All Equity REITs Index:

The index is a free float-adjusted market capitalization-weighted index that tracks the performance of all equity real estate investment trusts (REITs) that are listed on the New York Stock Exchange, the NYSE Arca or the NASDAQ National Market List. Equity REITs include all tax-qualified REITs with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI EAFE® Index (Europe, Australasia, Far East):

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The index consists of the following 21 developed market country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom.

MSCI Emerging Markets Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The index consists of the following 23 emerging market country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

MSCI All Country World Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed and emerging markets. The index consists of 46 country indexes comprising 23 developed and 23 emerging market country indexes. The developed market country indexes included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. The emerging market country indexes included are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and the UAE.

MSCI China Index:

The index is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of Chinese securities readily accessible to non-domestic investors. The index includes equity securities issued by companies incorporated in the People's Republic of China ("PRC"), and listed in the form of China B shares on the Shanghai Stock Exchange (in US$) or Shenzhen Stock Exchange (in HK$), or China H shares on the Hong Kong Stock Exchange (in HK$) and other foreign exchanges. It also includes Red-Chips and P-Chips, which are not incorporated in the PRC and are listed on the Hong Kong Stock Exchange. Red-Chips include companies that are directly or indirectly controlled by organizations or enterprises that are owned by the state, provinces, or municipalities of the PRC. P-Chips include non-state-owned Chinese companies incorporated outside the mainland and traded in Hong Kong. The index does not include China A-shares or securities of US and Singapore-listed overseas companies. (China A-shares are securities listed on the Shanghai or Shenzhen Stock Exchanges and traded in Renminbi, with limited accessibility to foreign investors.)

Information About Your Fund's Expenses (Unaudited)

As a Fund shareholder, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments or redemption proceeds (if applicable); and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees (if applicable), and other Fund expenses. This example is intended to help you understand your ongoing costs (in U.S. dollars) of investing in a Fund and compare these costs with the ongoing costs of investing in other mutual funds.

This table is designed to provide information regarding costs related to your investments. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended February 28, 2015 and held for the entire period. The table illustrates each Fund's costs in two ways:

Actual Expenses and Performance:

The first section of the table provides information about actual account values and actual expenses in dollars, based on the Fund's actual performance during the period indicated. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

Hypothetical Example for Comparison Purposes:

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in a Fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not include any transaction costs, such as sales charges (loads) (if applicable). Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expense Information as of 2/28/15 (Unaudited)

Neuberger Berman Equity Funds
	ACTUAL					HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 9/1/14	Ending Account Value 2/28/15	Expenses Paid During the Period(1) 9/1/14 - 2/28/15		Expense Ratio	Beginning Account Value 9/1/14	Ending Account Value 2/28/15	Expenses Paid During the Period(1) 9/1/14 - 2/28/15	Expense Ratio
All Cap Core Fund(2)
Institutional Class	$1,000.00	$957.60	$3.64		.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$956.00	$5.82		1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Class C	$1,000.00	$952.30	$9.44		1.95%	$1,000.00	$1,015.12	$9.74	1.95%
Emerging Markets Equity Fund
Institutional Class	$1,000.00	$927.40	$5.97		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$925.70	$7.16		1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class C	$1,000.00	$922.10	$10.72		2.25%	$1,000.00	$1,013.64	$11.23	2.25%
Class R3	$1,000.00	$924.70	$9.11		1.91%	$1,000.00	$1,015.32	$9.54	1.91%
Class R6	$1,000.00	$927.60	$5.64		1.18%	$1,000.00	$1,018.94	$5.91	1.18%
Equity Income Fund
Institutional Class	$1,000.00	$1,020.50	$3.36		.67%	$1,000.00	$1,021.47	$3.36	.67%
Class A	$1,000.00	$1,019.10	$5.26		1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,015.60	$8.95		1.79%	$1,000.00	$1,015.92	$8.95	1.79%
Class R3	$1,000.00	$1,017.40	$6.50		1.30%	$1,000.00	$1,018.35	$6.51	1.30%
Focus Fund
Investor Class	$1,000.00	$1,038.90	$4.60		.91%	$1,000.00	$1,020.28	$4.56	.91%
Trust Class	$1,000.00	$1,037.80	$5.56		1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Advisor Class	$1,000.00	$1,037.60	$6.37		1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Institutional Class	$1,000.00	$1,039.60	$3.79		.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,037.30	$5.61		1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,033.70	$9.38		1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Genesis Fund
Investor Class	$1,000.00	$1,048.50	$5.18		1.02%	$1,000.00	$1,019.74	$5.11	1.02%
Trust Class	$1,000.00	$1,048.20	$5.59		1.10%	$1,000.00	$1,019.34	$5.51	1.10%
Advisor Class	$1,000.00	$1,046.80	$7.00		1.38%	$1,000.00	$1,017.95	$6.90	1.38%
Institutional Class	$1,000.00	$1,049.60	$4.32		.85%	$1,000.00	$1,020.58	$4.26	.85%
Class R6	$1,000.00	$1,049.80	$3.96		.78%	$1,000.00	$1,020.93	$3.91	.78%
Global Equity Fund
Institutional Class	$1,000.00	$1,034.40	$5.80		1.15%	$1,000.00	$1,019.09	$5.76	1.15%
Class A	$1,000.00	$1,033.50	$7.61		1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Class C	$1,000.00	$1,029.60	$11.37		2.26%	$1,000.00	$1,013.59	$11.28	2.26%
Global Real Estate Fund
Institutional Class	$1,000.00	$1,031.00	$1.70	(3)	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,031.00	$2.31	(3)	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,030.00	$3.58	(3)	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Global Thematic Opportunities Fund
Institutional Class	$1,000.00	$971.70	$6.11		1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Class A	$1,000.00	$970.60	$7.87		1.61%	$1,000.00	$1,016.81	$8.05	1.61%
Class C	$1,000.00	$965.80	$11.50		2.36%	$1,000.00	$1,013.09	$11.78	2.36%
Greater China Equity Fund
Institutional Class	$1,000.00	$1,111.00	$7.85		1.50%	$1,000.00	$1,017.36	$7.50	1.50%
Class A	$1,000.00	$1,108.30	$9.72		1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class C	$1,000.00	$1,104.50	$13.62		2.61%	$1,000.00	$1,011.85	$13.02	2.61%

Expense Information as of 2/28/15 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 9/1/14	Ending Account Value 2/28/15	Expenses Paid During the Period(1) 9/1/14 - 2/28/15	Expense Ratio	Beginning Account Value 9/1/14	Ending Account Value 2/28/15	Expenses Paid During the Period(1) 9/1/14 - 2/28/15	Expense Ratio
Guardian Fund
Investor Class	$1,000.00	$1,056.30	$4.49	.88%	$1,000.00	$1,020.43	$4.41	.88%
Trust Class	$1,000.00	$1,055.30	$5.40	1.06%	$1,000.00	$1,019.54	$5.31	1.06%
Advisor Class	$1,000.00	$1,054.20	$6.83	1.34%	$1,000.00	$1,018.15	$6.71	1.34%
Institutional Class	$1,000.00	$1,057.60	$3.62	.71%	$1,000.00	$1,021.27	$3.56	.71%
Class A	$1,000.00	$1,055.40	$5.45	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,051.30	$9.31	1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$1,054.30	$6.93	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
International Equity Fund
Investor Class	$1,000.00	$1,025.20	$5.07	1.01%	$1,000.00	$1,019.79	$5.06	1.01%
Trust Class	$1,000.00	$1,024.60	$5.57	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Institutional Class	$1,000.00	$1,026.20	$4.27	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,023.90	$6.07	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,020.40	$9.82	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R6	$1,000.00	$1,026.70	$3.77	.75%	$1,000.00	$1,021.08	$3.76	.75%
International Select Fund
Trust Class	$1,000.00	$1,026.60	$6.28	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,028.00	$4.53	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,025.50	$6.23	1.24%	$1,000.00	$1,018.65	$6.21	1.24%
Class C	$1,000.00	$1,022.70	$10.03	2.00%	$1,000.00	$1,014.88	$9.99	2.00%
Class R3	$1,000.00	$1,025.10	$7.58	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Intrinsic Value Fund
Institutional Class	$1,000.00	$1,058.20	$5.10	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Class A	$1,000.00	$1,055.50	$6.93	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class C	$1,000.00	$1,051.70	$10.73	2.11%	$1,000.00	$1,014.33	$10.54	2.11%
Large Cap Disciplined Growth Fund
Investor Class	$1,000.00	$1,042.00	$5.77	1.14%	$1,000.00	$1,019.14	$5.71	1.14%
Institutional Class	$1,000.00	$1,044.10	$3.90	.77%	$1,000.00	$1,020.98	$3.86	.77%
Class A	$1,000.00	$1,040.90	$5.72	1.13%	$1,000.00	$1,019.19	$5.66	1.13%
Class C	$1,000.00	$1,035.80	$9.54	1.89%	$1,000.00	$1,015.42	$9.44	1.89%
Class R3	$1,000.00	$1,039.10	$7.03	1.39%	$1,000.00	$1,017.90	$6.95	1.39%
Large Cap Value Fund
Investor Class	$1,000.00	$1,015.30	$4.25	.85%	$1,000.00	$1,020.58	$4.26	.85%
Trust Class	$1,000.00	$1,014.40	$5.24	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Advisor Class	$1,000.00	$1,013.60	$5.99	1.20%	$1,000.00	$1,018.84	$6.01	1.20%
Institutional Class	$1,000.00	$1,016.20	$3.50	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,014.00	$5.44	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Class C	$1,000.00	$1,009.90	$9.12	1.83%	$1,000.00	$1,015.72	$9.15	1.83%
Class R3	$1,000.00	$1,012.70	$6.79	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Mid Cap Growth Fund
Investor Class	$1,000.00	$1,104.30	$4.85	.93%	$1,000.00	$1,020.18	$4.66	.93%
Trust Class	$1,000.00	$1,104.50	$5.22	1.00%	$1,000.00	$1,019.84	$5.01	1.00%
Advisor Class	$1,000.00	$1,102.50	$6.57	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Institutional Class	$1,000.00	$1,106.00	$3.92	.75%	$1,000.00	$1,021.08	$3.76	.75%
Class A	$1,000.00	$1,103.20	$5.79	1.11%	$1,000.00	$1,019.29	$5.56	1.11%
Class C	$1,000.00	$1,099.50	$9.68	1.86%	$1,000.00	$1,015.57	$9.30	1.86%
Class R3	$1,000.00	$1,102.40	$7.09	1.36%	$1,000.00	$1,018.05	$6.80	1.36%
Class R6	$1,000.00	$1,105.90	$3.55	.68%	$1,000.00	$1,021.42	$3.41	.68%

Expense Information as of 2/28/15 (Unaudited) (cont'd)

	ACTUAL				HYPOTHETICAL (5% ANNUAL RETURN BEFORE EXPENSES)(4)
	Beginning Account Value 9/1/14	Ending Account Value 2/28/15	Expenses Paid During the Period(1) 9/1/14 - 2/28/15	Expense Ratio	Beginning Account Value 9/1/14	Ending Account Value 2/28/15	Expenses Paid During the Period(1) 9/1/14 - 2/28/15	Expense Ratio
Mid Cap Intrinsic Value Fund
Investor Class	$1,000.00	$1,063.10	$5.32	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Trust Class	$1,000.00	$1,062.10	$6.39	1.25%	$1,000.00	$1,018.60	$6.26	1.25%
Institutional Class	$1,000.00	$1,064.50	$4.35	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,062.20	$6.19	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,058.40	$10.00	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,060.80	$7.46	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Multi-Cap Opportunities Fund
Institutional Class	$1,000.00	$1,026.20	$3.62	.72%	$1,000.00	$1,021.22	$3.61	.72%
Class A	$1,000.00	$1,024.80	$5.47	1.09%	$1,000.00	$1,019.39	$5.46	1.09%
Class C	$1,000.00	$1,021.00	$9.22	1.84%	$1,000.00	$1,015.67	$9.20	1.84%
Real Estate Fund
Trust Class	$1,000.00	$1,085.70	$5.38	1.04%	$1,000.00	$1,019.64	$5.21	1.04%
Institutional Class	$1,000.00	$1,086.60	$4.40	.85%	$1,000.00	$1,020.58	$4.26	.85%
Class A	$1,000.00	$1,084.80	$6.25	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Class C	$1,000.00	$1,080.60	$10.11	1.96%	$1,000.00	$1,015.08	$9.79	1.96%
Class R3	$1,000.00	$1,083.00	$7.54	1.46%	$1,000.00	$1,017.55	$7.30	1.46%
Class R6	$1,000.00	$1,087.00	$4.04	.78%	$1,000.00	$1,020.93	$3.91	.78%
Small Cap Growth Fund
Investor Class	$1,000.00	$1,115.50	$6.35	1.21%	$1,000.00	$1,018.79	$6.06	1.21%
Trust Class	$1,000.00	$1,114.70	$7.34	1.40%	$1,000.00	$1,017.85	$7.00	1.40%
Advisor Class	$1,000.00	$1,113.60	$7.91	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Institutional Class	$1,000.00	$1,117.50	$4.73	.90%	$1,000.00	$1,020.33	$4.51	.90%
Class A	$1,000.00	$1,115.30	$6.61	1.26%	$1,000.00	$1,018.55	$6.31	1.26%
Class C	$1,000.00	$1,111.20	$10.52	2.01%	$1,000.00	$1,014.83	$10.04	2.01%
Class R3	$1,000.00	$1,114.40	$7.92	1.51%	$1,000.00	$1,017.31	$7.55	1.51%
Socially Responsive Fund
Investor Class	$1,000.00	$1,066.90	$4.41	.86%	$1,000.00	$1,020.53	$4.31	.86%
Trust Class	$1,000.00	$1,066.20	$5.28	1.03%	$1,000.00	$1,019.69	$5.16	1.03%
Institutional Class	$1,000.00	$1,068.00	$3.49	.68%	$1,000.00	$1,021.42	$3.41	.68%
Class A	$1,000.00	$1,066.20	$5.38	1.05%	$1,000.00	$1,019.59	$5.26	1.05%
Class C	$1,000.00	$1,061.80	$9.20	1.80%	$1,000.00	$1,015.87	$9.00	1.80%
Class R3	$1,000.00	$1,064.90	$6.60	1.29%	$1,000.00	$1,018.40	$6.46	1.29%
Class R6	$1,000.00	$1,068.10	$3.08	.60%	$1,000.00	$1,021.82	$3.01	.60%
Value Fund
Institutional Class	$1,000.00	$1,010.30	$3.49	.70%	$1,000.00	$1,021.32	$3.51	.70%
Class A	$1,000.00	$1,008.40	$5.33	1.07%	$1,000.00	$1,019.49	$5.36	1.07%
Class C	$1,000.00	$1,004.40	$9.19	1.85%	$1,000.00	$1,015.62	$9.25	1.85%

(1)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown), unless otherwise indicated.

(2)  Effective September 2, 2014. Formerly, Select Equities Fund through September 1, 2014.

(3)  For each class, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 61/365 (to reflect the period shown of December 30, 2014 (Commencement of Operations) to February 28, 2015).

(4)  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent period divided by 365.

Schedule of Investments All Cap Core Funda (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	American Tower Corp.	5.9%
2	Calpine Corp.	4.6%
3	Nielsen NV	4.5%
4	Visa, Inc. Class A	4.4%
5	Enbridge Energy Management LLC	3.9%
6	Intuit, Inc.	3.8%
7	IHS, Inc. Class A	3.8%
8	Google, Inc. Class C	3.8%
9	Teva Pharmaceutical Industries Ltd. ADR	3.7%
10	Starwood Hotels & Resorts Worldwide, Inc.	3.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (93.4%)
Auto Components (7.1%)
BorgWarner, Inc.	43,801	$2,692
Delphi Automotive PLC	34,662	2,733
		5,425
Banks (3.1%)
JPMorgan Chase & Co.	38,717	2,373
Capital Markets (6.8%)
BlackRock, Inc.	6,964	2,587
Invesco Ltd.	64,349	2,591
		5,178
Electric Utilities (2.7%)
ITC Holdings Corp.	53,763	2,082
Health Care Equipment & Supplies (2.4%)
Cooper Cos., Inc.	11,095	1,819
Hotels, Restaurants & Leisure (6.0%)
Dunkin' Brands Group, Inc.	37,899	1,776
Starwood Hotels & Resorts Worldwide, Inc.	34,375	2,761
		4,537
Independent Power and Renewable Electricity Producers (4.6%)
Calpine Corp.*	165,814	3,515
Internet & Catalog Retail (1.7%)
Priceline Group, Inc.*	1,050	1,299
Internet Software & Services (3.8%)
Google, Inc. Class C*	5,158	2,880
IT Services (4.4%)
Visa, Inc. Class A	12,442	3,376
Machinery (2.2%)
Nordson Corp.	21,491	1,653
Oil, Gas & Consumable Fuels (10.0%)
Enbridge Energy Management LLC*	80,367	2,996
MarkWest Energy Partners LP	31,514	2,047
	Number of Shares	Value† (000's)[z]
Teekay Corp.	58,917	$2,606
		7,649
Pharmaceuticals (7.2%)
Actavis PLC*	9,340	2,721
Teva Pharmaceutical Industries Ltd. ADR	49,062	2,798
		5,519
Professional Services (11.2%)
IHS, Inc. Class A*	24,642	2,896
Nielsen NV	75,632	3,420
Verisk Analytics, Inc. Class A*	31,083	2,232
		8,548
Real Estate Investment Trusts (6.2%)
American Tower Corp.	45,085	4,470
InfraREIT, Inc.*	9,300	252
		4,722
Software (10.9%)
Activision Blizzard, Inc.	114,669	2,674
Intuit, Inc.	29,842	2,913
Oracle Corp.	62,701	2,748
		8,335
Trading Companies & Distributors (3.1%)
United Rentals, Inc.*	25,101	2,336
Total Common Stocks (Cost $63,839)		71,246
Short-Term Investments (5.0%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $3,843)	3,842,703	3,843
Total Investments## (98.4%) (Cost $67,682)		75,089
Cash, receivables and other assets, less liabilities (1.6%)		1,221
Total Net Assets (100.0%)		$76,310

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Samsung Electronics Co. Ltd.	Korea	Technology Hardware, Storage & Peripherals	4.0%
2	Tencent Holdings Ltd.	China	Internet Software & Services	3.0%
3	Taiwan Semiconductor Manufacturing Co. Ltd.	Taiwan, Province of China	Semiconductors & Semiconductor Equipment	2.4%
4	Coway Co. Ltd.	Korea	Household Durables	2.0%
5	China Everbright International Ltd.	China	Commercial Services & Supplies	1.8%
6	Industrial & Commercial Bank of China Ltd., H Shares	China	Banks	1.7%
7	Haier Electronics Group Co. Ltd.	China	Household Durables	1.7%
8	Agricultural Bank of China Ltd., H Shares	China	Banks	1.7%
9	Credicorp Ltd.	Peru	Banks	1.6%
10	Hyundai Motor Co.	Korea	Automobiles	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.0%)
Brazil (7.8%)
AMBEV SA ADR	975,000	$6,289
BB Seguridade Participacoes SA	593,500	6,774
Brasil Insurance Participacoes E Administracao SA	494,200	540
CCR SA	1,096,900	6,441
Cielo SA	403,500	6,355
Embraer SA	151,700	1,331
Embraer SA ADR	70,000	2,449
Itau Unibanco Holding SA, Preference Shares	614,800	7,905
Qualicorp SA*	432,300	3,959
		42,043
Chile (0.6%)
SACI Falabella	477,775	3,446
China (24.9%)
AAC Technologies Holdings, Inc.	900,100	5,977
Agricultural Bank of China Ltd., H Shares	18,083,600	8,977
Alibaba Group Holding Ltd. ADR*	13,600	1,158
Baidu, Inc. ADR*	26,100	5,318
Bolina Holding Co. Ltd.	3,952,800	1,519
Changyou.com Ltd. ADR*	169,400	4,745
China Child Care Corp. Ltd.	7,623,300	1,199
China Everbright International Ltd.	6,989,000	9,732
	Number of Shares	Value† (000's)[z]
China Medical System Holdings Ltd.	2,796,900	$4,609
China Mengniu Dairy Co. Ltd.	1,394,140	6,327
China State Construction International Holdings Ltd.	3,649,400	5,232
China Vanke Co. Ltd., H Shares*	3,630,323	8,341
CNOOC Ltd.	4,881,000	7,011
Galaxy Entertainment Group Ltd.	703,600	3,565
Great Wall Motor Co. Ltd., H Shares	295,000	1,881
Haier Electronics Group Co. Ltd.	3,430,800	9,046
Hua Hong Semiconductor Ltd.ñ*	3,183,000	3,566
Industrial & Commercial Bank of China Ltd., H Shares	12,432,900	9,121
New Oriental Education & Technology Group, Inc. ADR*	184,000	3,526
PICC Property & Casualty Co. Ltd., H Shares	2,877,200	6,180
Sinopec Engineering Group Co. Ltd., H Shares	2,101,900	1,705
Sunny Optical Technology Group Co. Ltd.	4,562,000	7,564
Tencent Holdings Ltd.	925,300	16,214
	Number of Shares	Value† (000's)[z]
Zhuzhou CSR Times Electric Co. Ltd., H Shares	223,900	$1,259
		133,772
Czech Republic (0.8%)
Komercni Banka A/S	20,105	4,334
India (11.3%)
Bank of Baroda	1,940,365	5,701
Cummins India Ltd.	554,215	7,981
Dabur India Ltd.	1,438,389	6,150
Glenmark Pharmaceuticals Ltd.	376,005	4,738
HDFC Bank Ltd. ADR	70,000	4,341
ITC Ltd.	852,655	5,422
Power Grid Corp. of India Ltd.	2,698,304	6,839
Prestige Estates Projects Ltd.	995,735	4,495
Tata Global Beverages Ltd.	1,723,475	4,363
Tata Motors Ltd. Class A	971,060	5,626
Yes Bank Ltd.	389,158	5,182
		60,838
Indonesia (4.8%)
PT AKR Corporindo Tbk	12,287,400	4,630
PT Bank Rakyat Indonesia Persero Tbk	1,158,200	1,154
PT Gudang Garam Tbk	1,162,900	4,807
PT Link Net Tbk*	8,257,000	3,769
PT Matahari Department Store Tbk	4,023,000	5,556

See Notes to Schedule of Investments

Schedule of Investments Emerging Markets Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
PT Semen Indonesia (Persero) Tbk	4,907,900	$5,648
		25,564
Korea (11.8%)
Coway Co. Ltd.	134,140	10,535
Hyundai Motor Co.	59,515	8,703
NAVER Corp.	8,400	5,059
NCSoft Corp.	40,785	6,633
Samsung Electronics Co. Ltd.	17,208	21,276
Samsung Engineering Co. Ltd.*	95,793	3,666
SFA Engineering Corp.	111,307	5,172
Sung Kwang Bend Co. Ltd.*	172,582	2,319
		63,363
Malaysia (1.3%)
Axiata Group Berhad	3,310,500	6,577
Top Glove Corp. Berhad	348,800	490
		7,067
Mexico (4.8%)
Arca Continental SAB de CV*	760,400	4,834
Corp. Inmobiliaria Vesta SAB de CV	2,868,400	5,530
Fibra Uno Administracion SA de CV	1,487,900	4,177
Grupo Financiero Banorte SAB de CV, O Shares	1,187,800	6,428
Grupo Mexico SAB de CV Series B	1,403,000	4,271
Infraestructura Energetica Nova SAB de CV	89,500	471
		25,711
Peru (1.6%)
Credicorp Ltd.	60,000	8,713
Philippines (3.3%)
Ayala Corp.	340,990	5,545
International Container Terminal Services, Inc.	2,118,650	5,387
Metropolitan Bank & Trust Co.	130,000	273
RFM Corp.	15,060,800	1,981
	Number of Shares	Value† (000's)[z]
SM Investments Corp.	225,660	$4,504
		17,690
Qatar (1.4%)
Industries Qatar QSC	174,418	7,409
Russia (3.9%)
LUKOIL OAO ADR	93,415	4,521
Magnit PJSC[f]	41,860	7,678
QIWI PLC ADR	141,700	3,339
Sberbank of Russia[f]	2,293,325	2,825
Yandex NV Class A*	164,500	2,706
		21,069
Singapore (0.9%)
Asian Pay Television Trust	7,233,302	4,910
South Africa (5.8%)
Alexander Forbes Group Holdings Ltd.*	7,191,911	6,639
Bidvest Group Ltd.	218,499	6,025
Life Healthcare Group Holdings Ltd.	1,623,865	6,305
MTN Group Ltd.	348,894	6,180
Sasol Ltd.	97,500	3,541
Shoprite Holdings Ltd.	185,930	2,646
		31,336
Taiwan, Province of China (6.1%)
China Steel Chemical Corp.	543,400	2,537
eMemory Technology, Inc.	387,700	4,020
Hermes Microvision, Inc.	132,440	6,597
MediaTek, Inc.	476,100	7,148
Taiwan Semiconductor Manufacturing Co. Ltd.	2,676,739	12,771
		33,073
Thailand (1.3%)
Bangkok Dusit Medical Services PCL[f]	4,968,900	3,304
CP ALL PCL[f]	3,144,900	3,891
		7,195
Turkey (2.5%)
Arcelik A/S	688,270	4,156
	Number of Shares	Value† (000's)[z]
Emlak Konut Gayrimenkul Yatirim Ortakligi A/S	3,849,415	$4,803
Turkiye Garanti Bankasi A/S	1,187,005	4,249
		13,208
United Arab Emirates (0.9%)
Dragon Oil PLC	591,050	4,923
United Kingdom (2.2%)
Hikma Pharmaceuticals PLC	133,415	5,094
SABMiller PLC	119,225	6,748
		11,842
Total Common Stocks (Cost $493,241)		527,506
Short-Term Investments (2.3%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $12,556)	12,556,381	12,556
Total Investments## (100.3%) (Cost $505,797)		540,062
Liabilities, less cash, receivables and other assets [(0.3%)]		(1,757)
Total Net Assets (100.0%)		$538,305

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY EMERGING MARKETS EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Banks	$69,203	12.9%
Semiconductors & Semiconductor Equipment	34,102	6.3%
Internet Software & Services	30,455	5.6%
Household Durables	23,737	4.4%
Technology Hardware, Storage & Peripherals	21,276	4.0%
Oil, Gas & Consumable Fuels	19,996	3.7%
Electronic Equipment, Instruments & Components	18,713	3.5%
Real Estate Management & Development	18,366	3.4%
Industrial Conglomerates	17,938	3.3%
Beverages	17,871	3.3%
Automobiles	16,210	3.0%
Pharmaceuticals	14,441	2.7%
Food & Staples Retailing	14,215	2.6%
Health Care Providers & Services	13,568	2.5%
Insurance	13,494	2.5%
Wireless Telecommunication Services	12,757	2.4%
Food Products	12,671	2.3%
Diversified Financial Services	12,184	2.3%
Transportation Infrastructure	11,828	2.2%
Software	11,378	2.1%
Construction & Engineering	10,603	2.0%
Tobacco	10,229	1.9%
Commercial Services & Supplies	9,732	1.8%
IT Services	9,694	1.8%
Multiline Retail	9,002	1.7%
Real Estate Investment Trusts	8,980	1.7%
Machinery	7,981	1.5%
Personal Products	7,349	1.4%
Electric Utilities	6,839	1.3%
Construction Materials	5,648	1.0%
Media	4,910	0.9%
Trading Companies & Distributors	4,630	0.9%
Metals & Mining	4,271	0.8%
Building Products	3,838	0.7%
Aerospace & Defense	3,780	0.7%
Diversified Telecommunication Services	3,769	0.7%
Hotels, Restaurants & Leisure	3,565	0.7%
Diversified Consumer Services	3,526	0.6%
Chemicals	2,537	0.5%
Electrical Equipment	1,259	0.2%
Health Care Equipment & Supplies	490	0.1%
Gas Utilities	471	0.1%
Short-Term Investments and Other Assets—Net	10,799	2.0%
	$538,305	100.0%

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	NextEra Energy, Inc.	2.7%
2	Wells Fargo & Co.	2.5%
3	Prologis, Inc.	2.4%
4	Eli Lilly & Co.	2.3%
5	Hasbro, Inc.	2.3%
6	Koninklijke Philips NV	2.3%
7	Johnson & Johnson	2.2%
8	Starwood Property Trust, Inc.	2.1%
9	PNC Financial Services Group, Inc.	2.1%
10	Equity Residential	2.1%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.1%)
Aerospace & Defense (1.1%)
Honeywell International, Inc.@	265,000	$27,237
Banks (8.0%)
JPMorgan Chase & Co.	800,000	49,024
M&T Bank Corp.	270,000	32,670
PNC Financial Services Group, Inc.	545,000	50,118
Wells Fargo & Co.	1,110,000	60,817
		192,629
Capital Markets (5.4%)
BlackRock, Inc.@	52,000	19,314
Blackstone Group LP	1,190,000	44,577
Carlyle Group LP	459,000	11,865
FS Investment Corp.	1,180,000	11,800
KKR & Co. LP	1,867,000	42,661
		130,217
Chemicals (2.0%)
E.I. du Pont de Nemours & Co.@	634,000	49,357
Communications Equipment (1.7%)
Cisco Systems, Inc.	1,398,000	41,255
Diversified Financial Services (2.0%)
CME Group, Inc.@	514,000	49,308
Diversified Telecommunication Services (1.0%)
Verizon Communications, Inc.	483,000	23,884
Electric Utilities (5.9%)
American Electric Power Co., Inc.	409,000	23,550
Edison International	367,000	23,580
	Number of Shares	Value† (000's)[z]
Great Plains Energy, Inc.	350,000	$9,313
NextEra Energy, Inc.	630,000	65,180
OGE Energy Corp.	651,000	21,164
		142,787
Energy Equipment & Services (1.0%)
Schlumberger Ltd.	282,000	23,733
Food Products (1.0%)
Unilever NV	577,000	25,082
Household Products (2.3%)
Kimberly-Clark Corp.	300,000	32,898
Procter & Gamble Co.	274,000	23,326
		56,224
Independent Power and Renewable Electricity Producers (1.0%)
TerraForm Power, Inc. Class A	711,600	24,714
Industrial Conglomerates (3.9%)
General Electric Co.	1,532,000	39,817
Koninklijke Philips NV	1,856,000	55,600
		95,417
Insurance (2.0%)
MetLife, Inc.	953,000	48,441
Leisure Products (2.3%)
Hasbro, Inc.@	900,000	56,083
Media (1.0%)
Lagardere SCA	867,000	24,925
Multi-Utilities (8.2%)
CenterPoint Energy, Inc.	1,492,000	31,019
Dominion Resources, Inc.	615,000	44,335
DTE Energy Co.	465,000	38,144
NiSource, Inc.	800,000	34,328
Sempra Energy	285,200	30,859
Wisconsin Energy Corp.	400,000	20,392
		199,077
	Number of Shares	Value† (000's)[z]
Oil, Gas & Consumable Fuels (10.4%)
Chevron Corp.	205,000	$21,869
ConocoPhillips	354,000	23,081
Enbridge, Inc.	941,700	43,733
Exxon Mobil Corp.	250,000	22,135
Golar LNG Ltd.	760,200	23,581
ONEOK, Inc.	650,000	28,769
Plains GP Holdings LP Class A	889,000	25,461
Royal Dutch Shell PLC ADR Class A	361,000	23,599
Spectra Energy Corp.	1,082,500	38,418
		250,646
Pharmaceuticals (10.1%)
Bristol-Myers Squibb Co.@	475,100	28,943
Eli Lilly & Co.@	800,000	56,136
GlaxoSmithKline PLC ADR	520,000	24,658
Johnson & Johnson	520,000	53,305
Novartis AG ADR*	350,000	35,840
Roche Holding AG ADR	1,350,000	46,076
		244,958
Real Estate Investment Trusts (21.4%)
AvalonBay Communities, Inc.@	143,000	24,073
Blackstone Mortgage Trust, Inc. Class A	1,096,000	31,685
Equity Residential@	645,000	49,684
Extra Space Storage, Inc.@	700,000	46,046
Fibra Uno Administracion SA de CV	6,600,000	18,530
Host Hotels & Resorts, Inc.	1,300,000	27,300
Keppel REIT	12,422,000	11,302
Mapletree Logistics Trust	12,280,000	11,083

See Notes to Schedule of Investments

Schedule of Investments Equity Income Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Outfront Media, Inc.	824,327	$24,689
Parkway Life Real Estate Investment Trust	5,973,000	10,694
PLA Administradora Industrial S de RL de CV*	5,700,000	12,295
Prologis, Inc.	1,350,000	57,659
Public Storage@	60,000	11,833
Realty Income Corp.	440,000	22,026
Simon Property Group, Inc.@	235,000	44,735
Starwood Property Trust, Inc.	2,063,000	50,337
Ventas, Inc.	375,800	27,986
Weyerhaeuser Co.	1,000,000	35,110
		517,067
Road & Rail (1.0%)
Norfolk Southern Corp.@	210,000	22,924
Software (1.7%)
Microsoft Corp.	940,000	41,219
Specialty Retail (0.7%)
Home Depot, Inc.@	155,000	17,786
Total Common Stocks (Cost $1,984,960)		2,304,970
Preferred Stocks (0.5%)
Actavis PLC, Ser. A, 5.50%* (Cost $10,865)	10,865	11,148
	Principal Amount
Convertible Bonds (3.2%)
Euronet Worldwide, Inc., Senior Unsecured Notes, 1.50%, due 10/1/44ñ	$3,800,000	4,019
Live Nation Entertainment, Inc., Senior Unsecured Notes, 2.50%, due 5/15/19ñ	3,260,000	3,492
	Principal Amount	Value† (000's)[z]
Priceline Group Inc., Senior Unsecured Notes, 0.90%, due 9/15/21ñ	$12,900,000	$12,569
RTI International Metals, Inc., Guaranteed Notes, 1.63%, due 10/15/19	9,600,000	9,462
SINA Corp., Senior Unsecured Notes, 1.00%, due 12/1/18	25,100,000	22,904
WebMD Health Corp., Senior Unsecured Notes, 2.25%, due 3/31/16	10,000,000	10,075
WebMD Health Corp., Senior Unsecured Notes, 2.50%, due 1/31/18	13,965,000	14,218
Total Convertible Bonds (Cost $74,683)		76,739
	Number of Shares
Short-Term Investments (1.1%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $26,876)	26,876,022	26,876
Total Investments## (99.9%) (Cost $2,097,384)		2,419,733
Cash, receivables and other assets, less liabilities‡‡k (0.1%)		3,059
Total Net Assets (100.0%)		$2,422,792

See Notes to Schedule of Investments

Schedule of Investments Focus Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Eli Lilly & Co.	4.8%
2	JPMorgan Chase & Co.	4.8%
3	Willis Group Holdings PLC	4.7%
4	Teva Pharmaceutical Industries Ltd. ADR	4.2%
5	Cisco Systems, Inc.	4.2%
6	Comcast Corp. Class A Special	3.9%
7	Stanley Black & Decker, Inc.	3.8%
8	Bed Bath & Beyond, Inc.	3.3%
9	NiSource, Inc.	3.3%
10	Intercontinental Exchange, Inc.	3.3%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.5%)
Airlines (3.1%)
Delta Air Lines, Inc.	590,000	$26,267
Automobiles (1.0%)
General Motors Co.	225,000	8,395
Banks (7.4%)
JPMorgan Chase & Co.	665,000	40,751
PNC Financial Services Group, Inc.	243,000	22,346
		63,097
Chemicals (2.3%)
RPM International, Inc.	386,500	19,538
Communications Equipment (4.2%)
Cisco Systems, Inc.	1,200,000	35,412
Diversified Consumer Services (2.4%)
Service Corp. International	820,000	20,377
Diversified Financial Services (3.3%)
Intercontinental Exchange, Inc.	117,000	27,537
Electrical Equipment (2.9%)
Eaton Corp. PLC	340,000	24,143
Electronic Equipment, Instruments & Components (2.4%)
CDW Corp.	538,950	20,281
Food Products (2.5%)
Diamond Foods, Inc.*	116,788	3,147
Mondelez International, Inc. Class A	485,000	17,914
		21,061
Health Care Providers & Services (2.1%)
HCA Holdings, Inc.*	250,000	17,885
Hotels, Restaurants & Leisure (2.1%)
Starwood Hotels & Resorts Worldwide, Inc.	225,000	18,074
	Number of Shares	Value† (000's)[z]
Household Durables (3.0%)
Newell Rubbermaid, Inc.	643,000	$25,263
Household Products (2.1%)
Energizer Holdings, Inc.	133,000	17,799
Insurance (4.7%)
Willis Group Holdings PLC	830,000	39,608
Internet Software & Services (6.2%)
eBay, Inc.*	410,000	23,743
Google, Inc. Class A*	26,000	14,628
Google, Inc. Class C*	26,000	14,519
		52,890
Machinery (3.8%)
Stanley Black & Decker, Inc.	325,000	31,961
Media (6.4%)
Comcast Corp. Class A Special	560,000	33,009
Time Warner, Inc.	257,000	21,038
		54,047
Metals & Mining (0.5%)
Steel Dynamics, Inc.	214,900	3,915
Multi-Utilities (3.3%)
NiSource, Inc.	645,000	27,677
Oil, Gas & Consumable Fuels (7.3%)
Antero Resources Corp.*	440,100	17,362
Devon Energy Corp.	257,300	15,847
Pioneer Natural Resources Co.	97,000	14,794
Royal Dutch Shell PLC ADR Class A	215,000	14,055
		62,058
Paper & Forest Products (1.3%)
International Paper Co.	192,000	10,831
Personal Products (1.3%)
Estee Lauder Cos., Inc. Class A	130,000	10,747
	Number of Shares	Value† (000's)[z]
Pharmaceuticals (9.0%)
Eli Lilly & Co.	584,000	$40,979
Teva Pharmaceutical Industries Ltd. ADR	625,000	35,638
		76,617
Real Estate Management & Development (1.0%)
Brookfield Property Partners LP	350,000	8,694
Semiconductors & Semiconductor Equipment (2.0%)
Freescale Semiconductor Ltd.*	480,000	17,333
Software (2.1%)
Activision Blizzard, Inc.	770,000	17,956
Specialty Retail (3.3%)
Bed Bath & Beyond, Inc.*	375,000	27,998
Technology Hardware, Storage & Peripherals (2.9%)
SanDisk Corp.	310,000	24,778
Textiles, Apparel & Luxury Goods (1.6%)
Ralph Lauren Corp.	101,000	13,878
Total Common Stocks (Cost $663,245)		826,117
Short-Term Investments (2.4%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $20,197)	20,196,844	20,197
Total Investments## (99.9%) (Cost $683,442)		846,314
Cash, receivables and other assets, less liabilities (0.1%)		504
Total Net Assets (100.0%)		$846,818

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Wabtec Corp.	2.7%
2	Church & Dwight Co., Inc.	2.6%
3	ICON PLC	2.0%
4	Manhattan Associates, Inc.	1.9%
5	West Pharmaceutical Services, Inc.	1.9%
6	AptarGroup, Inc.	1.8%
7	Polaris Industries, Inc.	1.8%
8	Sensient Technologies Corp.	1.8%
9	Constellation Software, Inc.	1.7%
10	Compass Minerals International, Inc.	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.9%)
Aerospace & Defense (0.1%)
Astronics Corp.*	208,000	$14,468
Air Freight & Logistics (0.8%)
Forward Air Corp.^	1,936,968	103,628
Airlines (0.3%)
Allegiant Travel Co.	178,600	32,795
Auto Components (0.4%)
Drew Industries, Inc.*	255,083	15,047
Gentex Corp.	2,406,798	42,408
		57,455
Banks (7.4%)
Bank of Hawaii Corp.^	2,233,712	134,604
Bank of the Ozarks, Inc.	2,512,300	91,950
BankUnited, Inc.	2,345,730	76,025
BOK Financial Corp.	1,432,376	84,510
Community Bank System, Inc.	1,129,523	40,121
Cullen/Frost Bankers, Inc.	1,710,425	115,967
CVB Financial Corp.	4,142,572	64,831
First Financial Bankshares, Inc.^	3,286,636	86,340
FNB Corp.	4,023,646	51,623
LegacyTexas Financial Group, Inc.	2,221,268	51,089
PacWest Bancorp	2,084,851	95,559
Westamerica Bancorporation	1,061,203	45,706
		938,325
Beverages (0.9%)
Boston Beer Co., Inc. Class A*	419,519	112,263
	Number of Shares	Value† (000's)[z]
Building Products (1.0%)
AAON, Inc.	1,867,681	$42,041
Advanced Drainage Systems, Inc.	88,432	2,401
AO Smith Corp.	1,324,748	83,499
		127,941
Capital Markets (0.0%)
OM Asset Management PLC*	18,500	332
Chemicals (4.7%)
Balchem Corp.^	1,725,709	101,679
Hawkins, Inc.	133,051	5,188
Innophos Holdings, Inc.^	1,416,242	79,494
NewMarket Corp.	169,912	80,045
Quaker Chemical Corp.	130,350	10,582
RPM International, Inc.	1,766,644	89,304
Sensient Technologies Corp.^	3,601,345	229,081
		595,373
Commercial Services & Supplies (4.1%)
G&K Services, Inc. Class A	418,300	30,114
Healthcare Services Group, Inc.^	4,180,281	140,332
Rollins, Inc.	4,773,320	160,097
Team, Inc.*	768,106	29,495
UniFirst Corp.	428,850	50,960
United Stationers, Inc.^	2,518,941	101,740
		512,738
Communications Equipment (0.7%)
NETGEAR, Inc.*^	2,792,300	90,024
Construction & Engineering (0.1%)
Primoris Services Corp.	814,500	16,820
	Number of Shares	Value† (000's)[z]
Construction Materials (0.4%)
Eagle Materials, Inc.	690,300	$54,189
Containers & Packaging (2.5%)
AptarGroup, Inc.^	3,541,100	233,252
Silgan Holdings, Inc.	1,556,483	89,358
		322,610
Distributors (1.6%)
Pool Corp.^	2,875,698	198,912
Diversified Financial Services (0.4%)
MarketAxess Holdings, Inc.	569,049	45,291
Electrical Equipment (0.5%)
Franklin Electric Co., Inc.	1,341,172	48,926
Thermon Group Holdings, Inc.*	683,331	16,755
		65,681
Electronic Equipment, Instruments & Components (5.3%)
Badger Meter, Inc.	659,101	38,491
Cognex Corp.*	1,188,708	53,123
FARO Technologies, Inc.*	537,800	32,252
FEI Co.	1,791,142	141,482
Littelfuse, Inc.	750,153	75,255
MTS Systems Corp.	453,287	32,841
Rogers Corp.*^	1,212,706	94,931
Zebra Technologies Corp. Class A*	2,163,224	196,962
		665,337
Energy Equipment & Services (2.2%)
CARBO Ceramics, Inc.	1,028,157	37,466
Matrix Service Co.*	393,600	7,321
Natural Gas Services Group, Inc.*^	647,100	12,476
Oceaneering International, Inc.	2,014,928	109,874

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Pason Systems, Inc.^f	4,475,357	$65,621
ShawCor Ltd.[f]	1,488,800	42,529
		275,287
Food & Staples Retailing (0.2%)
North West Co., Inc.	1,133,300	22,838
Food Products (2.3%)
B&G Foods, Inc.	1,817,700	52,077
Flowers Foods, Inc.	3,131,400	67,764
J & J Snack Foods Corp.^	985,446	99,717
Lancaster Colony Corp.	832,356	76,077
		295,635
Health Care Equipment & Supplies (7.8%)
Abaxis, Inc.^	1,390,031	84,681
Cantel Medical Corp.	130,400	5,920
Cyberonics, Inc.*	918,995	62,951
Haemonetics Corp.*^	3,791,100	168,552
IDEXX Laboratories, Inc.*	1,156,862	181,431
Meridian Bioscience, Inc.^	2,313,997	45,817
Neogen Corp.*	23,000	1,176
Sirona Dental Systems, Inc.*	1,823,626	165,622
Thoratec Corp.*	729,500	29,705
West Pharmaceutical Services, Inc.^	4,292,758	234,900
		980,755
Health Care Providers & Services (2.8%)
AmSurg Corp.*	1,308,650	78,650
Chemed Corp.	827,500	96,387
Henry Schein, Inc.*	1,275,940	178,695
U.S. Physical Therapy, Inc.	46,158	1,957
		355,689
Hotels, Restaurants & Leisure (4.0%)
Brinker International, Inc.	2,417,200	143,727
Cheesecake Factory, Inc.	1,327,600	63,087
Cracker Barrel Old Country Store, Inc.	751,427	113,488
	Number of Shares	Value† (000's)[z]
Papa John's International, Inc.	1,540,445	$95,261
Texas Roadhouse, Inc.	2,407,200	90,607
		506,170
Household Products (2.6%)
Church & Dwight Co., Inc.	3,849,656	327,760
Industrial Conglomerates (0.5%)
Raven Industries, Inc.^	2,796,952	58,289
Insurance (1.3%)
RLI Corp.^	2,284,914	110,567
Safety Insurance Group, Inc.^	861,449	50,395
		160,962
Internet Software & Services (0.5%)
j2 Global, Inc.	893,301	60,075
IT Services (0.9%)
Jack Henry & Associates, Inc.	1,680,403	110,066
Leisure Products (1.8%)
Polaris Industries, Inc.	1,495,020	229,231
Life Sciences Tools & Services (3.3%)
Bio-Techne Corp.	752,400	73,382
ICON PLC*^	3,722,500	256,890
PAREXEL International Corp.*	1,320,855	85,142
		415,414
Machinery (11.1%)
CIRCOR International, Inc.	500,000	26,835
CLARCOR, Inc.^	3,099,059	203,949
Donaldson Co., Inc.	2,150,650	79,660
Graco, Inc.	685,517	51,948
Lincoln Electric Holdings, Inc.	491,082	33,904
Lindsay Corp.^	791,850	69,350
Middleby Corp.*	1,363,118	145,322
Nordson Corp.	1,751,886	134,773
RBC Bearings, Inc.	706,540	43,841
Tennant Co.^	928,402	60,690
	Number of Shares	Value† (000's)[z]
Toro Co.	1,607,688	$108,760
Valmont Industries, Inc.	834,504	104,021
Wabtec Corp.	3,596,100	341,234
		1,404,287
Media (1.8%)
Gray Television, Inc.*	131,300	1,436
Media General, Inc.*^	5,837,969	87,044
Nexstar Broadcasting Group, Inc. Class A^	2,608,721	142,254
Rentrak Corp.*	8,031	440
		231,174
Metals & Mining (1.9%)
Alamos Gold, Inc.	5,286,700	31,984
Compass Minerals International, Inc.^	2,274,673	206,245
		238,229
Multi-Utilities (0.3%)
NorthWestern Corp.	772,100	41,840
Oil, Gas & Consumable Fuels (1.1%)
Evolution Petroleum Corp.	1,038,150	7,080
Gulfport Energy Corp.*	1,822,100	83,470
Painted Pony Petroleum Ltd.*	2,447,850	13,463
Synergy Resources Corp.*	3,106,066	37,118
		141,131
Paper & Forest Products (0.7%)
Stella-Jones, Inc.	2,734,000	85,924
Pharmaceuticals (0.2%)
Phibro Animal Health Corp. Class A	729,500	26,459
Professional Services (0.8%)
Exponent, Inc.^	1,122,735	97,150
Real Estate Management & Development (0.3%)
Altisource Asset Management Corp.*^	136,417	24,152

See Notes to Schedule of Investments

Schedule of Investments Genesis Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Altisource Portfolio Solutions SA*	659,470	$13,282
		37,434
Road & Rail (0.2%)
Genesee & Wyoming, Inc. Class A*	223,000	22,991
Semiconductors & Semiconductor Equipment (1.2%)
Power Integrations, Inc.^	2,677,100	146,866
Software (11.0%)
Advent Software, Inc.	1,564,238	69,092
Aspen Technology, Inc.*	766,700	29,598
Computer Modelling Group Ltd.^	5,983,100	60,848
Constellation Software, Inc.	626,642	213,998
Descartes Systems Group, Inc.*	2,452,550	37,034
Enghouse Systems Ltd.[f]	1,249,300	45,141
FactSet Research Systems, Inc.	673,800	104,810
Fair Isaac Corp.	761,958	64,858
Manhattan Associates, Inc.*^	4,889,828	243,758
Monotype Imaging Holdings, Inc.^	3,230,106	103,396
NetScout Systems, Inc.*^	2,246,084	90,562
NICE-Systems Ltd. ADR	103,656	6,050
Solera Holdings, Inc.	2,516,253	140,256
Tyler Technologies, Inc.*	1,556,832	185,839
		1,395,240
Specialty Retail (3.0%)
Hibbett Sports, Inc.*^	1,709,069	83,591
Monro Muffler Brake, Inc.	75,300	4,762
Sally Beauty Holdings, Inc.*	3,577,693	119,924
	Number of Shares	Value† (000's)[z]
Tractor Supply Co.	1,952,482	$172,053
		380,330
Technology Hardware, Storage & Peripherals (0.7%)
Electronics For Imaging, Inc.*	2,052,900	83,348
Textiles, Apparel & Luxury Goods (0.5%)
Wolverine World Wide, Inc.	2,148,470	65,657
Trading Companies & Distributors (1.7%)
Applied Industrial Technologies, Inc.^	2,161,644	94,702
MSC Industrial Direct Co., Inc. Class A	513,524	37,482
NOW, Inc.*	333,500	7,087
Watsco, Inc.	697,804	81,810
		221,081
Total Common Stocks (Cost $6,436,122)		12,371,494
Short-Term Investments (0.6%)
State Street Institutional Treasury Money Market Fund Premier Class	74,998,542	74,999
State Street Institutional Treasury Plus Fund Premier Class*	1	0
Total Short-Term Investments (Cost $74,999)		74,999
Total Investments## (98.5%) (Cost $6,511,121)		12,446,493
Cash, receivables and other assets, less liabilities (1.5%)		184,647
Total Net Assets (100.0%)		$12,631,140

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Apple, Inc.	United States	Technology Hardware, Storage & Peripherals	2.8%
2	SanDisk Corp.	United States	Technology Hardware, Storage & Peripherals	2.3%
3	Sealed Air Corp.	United States	Containers & Packaging	2.0%
4	Cardinal Health, Inc.	United States	Health Care Providers & Services	1.9%
5	Check Point Software Technologies Ltd.	Israel	Software	1.8%
6	ASML Holding NV	Netherlands	Semiconductors & Semiconductor Equipment	1.8%
7	CVS Health Corp.	United States	Food & Staples Retailing	1.7%
8	Wabtec Corp.	United States	Machinery	1.7%
9	Pall Corp.	United States	Machinery	1.7%
10	RPM International, Inc.	United States	Chemicals	1.7%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.9%)
Australia (0.9%)
Insurance Australia Group Ltd.	7,450	$36
Brazil (0.6%)
SLC Agricola SA	4,400	22
Canada (3.3%)
Alimentation Couche-Tard, Inc. Class B	1,620	63
ShawCor Ltd.	1,080	31
Suncor Energy, Inc.	1,235	37
		131
China (1.8%)
Haier Electronics Group Co. Ltd.	19,800	52
PICC Property & Casualty Co. Ltd., H Shares	9,050	20
		72
France (4.6%)
BNP Paribas SA	610	36
Rexel SA	2,175	42
Sanofi	505	50
Sodexo SA	510	51
		179
Germany (4.8%)
Continental AG	235	56
Henkel AG & Co. KGaA, Preference Shares	450	53
Linde AG	207	42
Volkswagen AG, Preference Shares	150	38
		189
Israel (2.8%)
Bezeq Israeli Telecommunication Corp. Ltd.	23,880	38
	Number of Shares	Value† (000's)[z]
Check Point Software Technologies Ltd.*	865	$72
		110
Japan (6.9%)
FANUC Corp.	300	57
Nihon Kohden Corp.	800	41
SOFTBANK Corp.	500	31
SUGI HOLDINGS Co. Ltd.	900	44
Sundrug Co. Ltd.	850	42
TOYOTA MOTOR Corp.	850	57
		272
Korea (1.4%)
Samsung Electronics Co. Ltd.	43	53
Netherlands (3.0%)
ASML Holding NV	665	72
Sensata Technologies Holding NV*	835	45
		117
Norway (0.7%)
DNB ASA	1,780	29
Sweden (1.0%)
Telefonaktiebolaget LM Ericsson, B Shares	2,955	38
Switzerland (7.0%)
Cie Financiere Richemont SA	210	19
Givaudan SA*	33	63
Julius Baer Group Ltd.*	1,175	54
Roche Holding AG	191	52
SGS SA	21	42
	Number of Shares	Value† (000's)[z]
Sonova Holding AG	330	$46
		276
United Kingdom (11.6%)
Aon PLC	510	51
Barclays PLC	12,760	51
Howden Joinery Group PLC	6,615	47
Prudential PLC	2,370	60
SABMiller PLC	845	48
Spectris PLC	830	28
St. James's Place PLC	3,730	54
TalkTalk Telecom Group PLC	11,595	61
Travis Perkins PLC	1,705	53
		453
United States (44.5%)
Amazon.com, Inc.*	120	46
American Tower Corp.	395	39
Apple, Inc.	863	111
BlackRock, Inc.	158	59
BorgWarner, Inc.	610	37
Cabot Oil & Gas Corp.	565	16
Cardinal Health, Inc.	850	75
CVS Health Corp.	650	68
eBay, Inc.*	690	40
EOG Resources, Inc.	474	43
Estee Lauder Cos., Inc. Class A	485	40
First Republic Bank	1,080	62
Google, Inc. Class A*	40	22
Google, Inc. Class C*	40	22
Graco, Inc.	660	50
Henry Schein, Inc.*	420	59
Intercontinental Exchange, Inc.	230	54

See Notes to Schedule of Investments

Schedule of Investments Global Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
JPMorgan Chase & Co.	985	$60
Medtronic PLC	487	38
Motorola Solutions, Inc.	740	50
Nielsen NV	1,305	59
Nordstrom, Inc.	505	41
Pall Corp.	655	66
Pioneer Natural Resources Co.	245	37
Range Resources Corp.	535	26
RPM International, Inc.	1,290	65
SanDisk Corp.	1,125	90
Schlumberger Ltd.	455	38
Sealed Air Corp.	1,635	77
Sirona Dental Systems, Inc.*	580	53
Teradata Corp.*	785	35
Visa, Inc. Class A	180	49
Wabtec Corp.	705	67
Waste Connections, Inc.	1,065	50
		1,744
Total Common Stocks (Cost $3,308)		3,721
Short-Term Investments (6.9%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $269)	269,336	269
Total Investments## (101.8%) (Cost $3,577)		3,990
Liabilities, less cash, receivables and other assets [(1.8%)]		(71)
Total Net Assets (100.0%)		$3,919

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Technology Hardware, Storage & Peripherals	$254	6.5%
Machinery	240	6.1%
Banks	238	6.1%
Insurance	221	5.6%
Food & Staples Retailing	217	5.5%
Health Care Equipment & Supplies	178	4.5%
Chemicals	170	4.3%
Oil, Gas & Consumable Fuels	159	4.1%
Health Care Providers & Services	134	3.4%
Capital Markets	113	2.9%
Pharmaceuticals	102	2.6%
Professional Services	101	2.6%
Diversified Telecommunication Services	99	2.5%
Automobiles	95	2.4%
Trading Companies & Distributors	95	2.4%
Auto Components	93	2.4%
Communications Equipment	88	2.3%
Internet Software & Services	84	2.1%
IT Services	84	2.1%
Containers & Packaging	77	2.0%
Semiconductors & Semiconductor Equipment	72	1.8%
Software	72	1.8%
Energy Equipment & Services	69	1.8%
Diversified Financial Services	54	1.4%
Household Products	53	1.4%
Household Durables	52	1.3%
Hotels, Restaurants & Leisure	51	1.3%
Commercial Services & Supplies	50	1.3%
Beverages	48	1.2%
Specialty Retail	47	1.2%
Internet & Catalog Retail	46	1.2%
Electrical Equipment	45	1.2%
Multiline Retail	41	1.0%
Personal Products	40	1.0%
Real Estate Investment Trusts	39	1.0%
Wireless Telecommunication Services	31	0.8%
Electronic Equipment, Instruments & Components	28	0.7%
Food Products	22	0.6%
Textiles, Apparel & Luxury Goods	19	0.5%
Short-Term Investments and Other Assets—Net	198	5.1%
	$3,919	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Real Estate Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Simon Property Group, Inc.	United States	Retail REITs	5.5%
2	Boston Properties, Inc.	United States	Industrial & Office REITs	3.5%
3	Equity Residential	United States	Residential REITs	3.2%
4	Mitsui Fudosan Co. Ltd.	Japan	Real Estate Holding & Development	3.2%
5	Public Storage	United States	Specialty REITs	3.0%
6	Unibail-Rodamco SE	France	Retail REITs	2.9%
7	Mitsubishi Estate Co. Ltd.	Japan	Real Estate Holding & Development	2.8%
8	AvalonBay Communities, Inc.	United States	Residential REITs	2.6%
9	Ventas, Inc.	United States	Specialty REITs	2.5%
10	Sun Hung Kai Properties Ltd.	Hong Kong	Real Estate Holding & Development	2.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.4%)
Australia (6.4%)
Goodman Group	7,517	$37
Investa Office Fund	7,987	25
Mirvac Group	18,313	30
Scentre Group	16,450	49
Westfield Corp.	6,411	49
		190
Canada (3.6%)
Allied Properties Real Estate Investment Trust	1,035	34
Brookfield Asset Management, Inc. Class A	747	40
RioCan Real Estate Investment Trust	1,422	33
		107
France (4.5%)
ICADE	516	46
Unibail-Rodamco SE	303	88
		134
Germany (2.7%)
Deutsche Annington Immobilien SE	846	33
Deutsche Wohnen AG	1,780	49
		82
Hong Kong (6.8%)
Henderson Land Development Co. Ltd.	5,665	39
Hongkong Land Holdings Ltd.	3,026	23
Link REIT	6,992	44
Sun Hung Kai Properties Ltd.	4,612	72
Wharf Holdings Ltd.	3,645	27
		205
	Number of Shares	Value† (000's)[z]
Japan (11.6%)
Frontier Real Estate Investment Corp.	5	$24
Industrial & Infrastructure Fund Investment Corp.	7	34
Kenedix Retail REIT Corp.*	13	30
Mitsubishi Estate Co. Ltd.	3,612	84
Mitsui Fudosan Co. Ltd.	3,459	95
Nippon Building Fund, Inc.	8	40
Sumitomo Realty & Development Co. Ltd.	1,147	40
		347
Singapore (2.8%)
CapitaLand Ltd.	13,033	35
City Developments Ltd.	2,431	18
Mapletree Commercial Trust	27,306	31
		84
Sweden (1.5%)
Hufvudstaden AB, A Shares	3,096	45
United Kingdom (8.2%)
Capital & Counties Properties PLC	9,343	58
Great Portland Estates PLC	4,412	55
Land Securities Group PLC	3,293	64
Segro PLC	5,111	34
Shaftesbury PLC	2,810	35
		246
United States (50.3%)
Alexandria Real Estate Equities, Inc.	392	38
American Homes 4 Rent Class A	1,656	28
	Number of Shares	Value† (000's)[z]
American Tower Corp.	461	$46
AvalonBay Communities, Inc.	471	79
Boston Properties, Inc.	758	104
CBL & Associates Properties, Inc.	1,086	22
DCT Industrial Trust, Inc.	787	28
Douglas Emmett, Inc.	1,000	29
Equity Residential	1,245	96
Essex Property Trust, Inc.	172	38
Federal Realty Investment Trust	313	44
Forest City Enterprises, Inc. Class A*	891	22
General Growth Properties, Inc.	1,756	51
Health Care REIT, Inc.	902	70
Host Hotels & Resorts, Inc.	2,377	50
Kimco Realty Corp.	1,664	44
LaSalle Hotel Properties	833	32
National Retail Properties, Inc.	1,290	52
OMEGA Healthcare Investors, Inc.	968	39
Prologis, Inc.	1,686	72
Public Storage	449	89
Regency Centers Corp.	444	29
Simon Property Group, Inc.	863	164
SL Green Realty Corp.	413	52
Starwood Hotels & Resorts Worldwide, Inc.	352	28
Ventas, Inc.	987	74
Vornado Realty Trust	484	53

See Notes to Schedule of Investments

Schedule of Investments Global Real Estate Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Weyerhaeuser Co.	941	$33
		1,506
Total Common Stocks (Cost $2,872)		2,946
Short-Term Investments (1.6%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $49)	49,163	49
Total Investments## (100.0%) (Cost $2,921)		2,995
Cash, receivables and other assets, less liabilities (0.0%)		0
Total Net Assets (100.0%)		$2,995

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL REAL ESTATE FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Retail REITs	$758	25.3%
Industrial & Office REITs	708	23.6%
Real Estate Holding & Development	680	22.7%
Specialty REITs	305	10.2%
Residential REITs	271	9.1%
Diversified REITs	114	3.8%
Hotel & Lodging REITs	110	3.7%
Short-Term Investments and Other Assets—Net	49	1.6%
	$2,995	100.0%

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Check Point Software Technologies Ltd.	Israel	Software	4.1%
2	SanDisk Corp.	United States	Technology Hardware, Storage & Peripherals	3.5%
3	Mediaset Espana Comunicacion SA	Spain	Media	3.3%
4	Express Scripts Holding Co.	United States	Health Care Providers & Services	3.2%
5	BlackRock, Inc.	United States	Capital Markets	3.1%
6	Aon PLC	United Kingdom	Insurance	2.8%
7	Aberdeen Asset Management PLC	United Kingdom	Capital Markets	2.6%
8	Honeywell International, Inc.	United States	Aerospace & Defense	2.6%
9	Bayer AG	Germany	Pharmaceuticals	2.6%
10	Google, Inc. Class C	United States	Internet Software & Services	2.5%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.7%)
Canada (1.0%)
Franco-Nevada Corp.	14,500	$765
China (1.0%)
Bitauto Holdings Ltd. ADR*	12,300	780
France (2.7%)
Accor SA	25,900	1,357
Lagardere SCA	26,900	774
		2,131
Germany (2.6%)
Bayer AG	13,500	1,995
Hong Kong (2.0%)
Belle International Holdings Ltd.	1,463,000	1,586
India (1.0%)
ICICI Bank Ltd. ADR	65,100	758
Indonesia (1.0%)
Kalbe Farma Tbk PT	5,527,900	772
Israel (4.1%)
Check Point Software Technologies Ltd.*	38,500	3,214
Japan (4.6%)
Isetan Mitsukoshi Holdings Ltd.	57,600	881
Japan Hotel REIT Investment Corp.	593	394
LAWSON, Inc.	19,200	1,255
TOYOTA MOTOR Corp.	16,100	1,085
		3,615
	Number of Shares	Value† (000's)[z]
Korea (2.0%)
Samsung Electronics Co. Ltd. GDR	2,555	$1,587
Mexico (1.5%)
Concentradora Hipotecaria SAPI de CV	204,000	356
Grupo Aeroportuario del Sureste SAB de CV Class B*	60,900	837
		1,193
Netherlands (4.3%)
Akzo Nobel NV	19,500	1,449
Koninklijke Philips NV	63,000	1,887
		3,336
Norway (1.1%)
Golar LNG Ltd.	28,200	875
Philippines (0.5%)
Universal Robina Corp.	81,600	403
Spain (3.3%)
Mediaset Espana Comunicacion SA*	208,700	2,578
Sweden (1.2%)
Atlas Copco AB, A Shares	27,900	900
Switzerland (2.4%)
Roche Holding AG ADR	55,300	1,887
United Kingdom (7.2%)
Aberdeen Asset Management PLC	280,900	2,032
Aon PLC	22,050	2,213
GlaxoSmithKline PLC	56,700	1,350
		5,595
	Number of Shares	Value† (000's)[z]
United States (51.2%)
Best Buy Co., Inc.	47,000	$1,791
BlackRock, Inc.	6,500	2,414
Blackstone Group LP	45,500	1,704
CME Group, Inc.	13,300	1,276
Continental Resources, Inc.*	10,200	454
Deere & Co.	17,500	1,585
Diamondback Energy, Inc.*	6,500	463
Eli Lilly & Co.	18,900	1,326
Express Scripts Holding Co.*	29,100	2,467
General Dynamics Corp.	4,400	611
Google, Inc. Class A*	2,675	1,505
Google, Inc. Class C*	3,485	1,946
Halliburton Co.	40,500	1,739
Honeywell International, Inc.	19,600	2,014
Invesco Ltd.	47,400	1,909
KKR & Co. LP	32,900	752
LendingClub Corp.*	28,600	583
Memorial Resource Development Corp.*	34,200	701
MetLife, Inc.	31,500	1,601
Navistar International Corp.*	43,700	1,272
NVIDIA Corp.	60,300	1,330
Range Resources Corp.	18,000	892
RSP Permian, Inc.*	15,800	429
Samsonite International SA	378,500	1,198
SanDisk Corp.	34,100	2,726

See Notes to Schedule of Investments

Schedule of Investments Global Thematic Opportunities Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Southern Copper Corp.	40,600	$1,209
Targa Resources Corp.	8,100	807
Textron, Inc.	27,200	1,205
TRI Pointe Homes, Inc.*	61,400	975
Valmont Industries, Inc.	8,500	1,060
		39,944
Total Common Stocks (Cost $64,126)		73,914
Exchange Traded Funds (2.4%)
United States (2.4%)
WisdomTree India Earnings Fund (Cost $1,728)	77,900	1,884
	Principal Amount
Convertible Bonds (1.0%)
China (1.0%)
Home Inns & Hotels Management, Inc., Senior Unsecured Notes, 2.00%, due 12/15/15 (Cost $794)	$800,000	775
	Number of Shares
Short-Term Investments (2.1%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $1,687)	1,686,739	1,687
Total Investments## (100.2%) (Cost $68,335)		78,260
Liabilities, less cash, receivables and other assets [(0.2%)]		(193)
Total Net Assets (100.0%)		$78,067

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY GLOBAL THEMATIC OPPORTUNITIES FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Capital Markets	$8,811	11.3%
Pharmaceuticals	7,330	9.4%
Machinery	4,817	6.2%
Internet Software & Services	4,814	6.2%
Oil, Gas & Consumable Fuels	4,621	5.9%
Technology Hardware, Storage & Peripherals	4,313	5.5%
Aerospace & Defense	3,830	4.9%
Insurance	3,814	4.9%
Media	3,352	4.3%
Software	3,214	4.1%
Textiles, Apparel & Luxury Goods	2,784	3.6%
Health Care Providers & Services	2,467	3.2%
Hotels, Restaurants & Leisure	2,132	2.7%
Metals & Mining	1,974	2.5%
Industrial Conglomerates	1,887	2.4%
Exchange Traded Funds	1,884	2.4%
Specialty Retail	1,791	2.3%
Energy Equipment & Services	1,739	2.2%
Chemicals	1,449	1.9%
Semiconductors & Semiconductor Equipment	1,330	1.7%
Diversified Financial Services	1,276	1.6%
Food & Staples Retailing	1,255	1.6%
Automobiles	1,085	1.4%
Household Durables	975	1.3%
Multiline Retail	881	1.1%
Transportation Infrastructure	837	1.1%
Banks	758	1.0%
Real Estate Investment Trusts	750	0.9%
Food Products	403	0.5%
Short-Term Investments and Other Assets—Net	1,494	1.9%
	$78,067	100.0%

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund (Unaudited) 2/28/15

TOP TEN HOLDINGS

1	Ping An Insurance Group Co. of China Ltd., H Shares	5.4%
2	Industrial & Commercial Bank of China Ltd., H Shares	4.5%
3	Tencent Holdings Ltd.	4.3%
4	China Everbright International Ltd.	4.2%
5	Sunac China Holdings Ltd.	4.0%
6	China Taiping Insurance Holdings Co. Ltd.	3.8%
7	China Power International Development Ltd.	3.2%
8	Baidu, Inc. ADR	3.1%
9	China Life Insurance Co. Ltd., H Shares	3.1%
10	CSPC Pharmaceutical Group Ltd.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (67.1%)
Auto Components (0.2%)
Weifu High-Technology Group Co. Ltd. Class B	70,600	$265
Automobiles (1.7%)
Brilliance China Automotive Holdings Ltd.	1,006,000	1,977
Banks (12.3%)
Bank of China Ltd., H Shares	4,638,000	2,673
China CITIC Bank Corp. Ltd., H Shares	3,898,000	2,955
China Construction Bank Corp., H Shares	4,243,000	3,534
Industrial & Commercial Bank of China Ltd., H SharesØØ	7,262,000	5,328
		14,490
Commercial Services & Supplies (4.7%)
China Everbright International Ltd.	3,540,000	4,929
Dongjiang Environmental Co. Ltd., H Shares	169,000	588
		5,517
Food Products (0.7%)
WH Group Ltd.ñ*ØØ	1,418,000	790
Gas Utilities (0.5%)
ENN Energy Holdings Ltd.ØØ	110,000	586
Independent Power and Renewable Electricity Producers (6.0%)
China Power International Development Ltd.	7,338,000	3,794
	Number of Shares	Value† (000's)[z]
Huadian Fuxin Energy Corp. Ltd., H Shares	1,648,000	$786
Huadian Power International Corp. Ltd., H Shares	2,442,000	2,053
Huaneng Renewables Corp. Ltd., H Shares	1,488,000	518
		7,151
Insurance (12.2%)
China Life Insurance Co. Ltd., H Shares	852,000	3,653
China Taiping Insurance Holdings Co. Ltd.*	1,282,400	4,464
Ping An Insurance Group Co. of China Ltd., H Shares	571,500	6,344
		14,461
Internet Software & Services (10.8%)
Baidu, Inc. ADR*	17,976	3,663
Qihoo 360 Technology Co. Ltd. ADR*	69,310	3,169
Tencent Holdings Ltd.ØØ	289,100	5,066
YY, Inc. ADR*	17,402	917
		12,815
Oil, Gas & Consumable Fuels (1.7%)
CNOOC Ltd.	1,383,000	1,986
Pharmaceuticals (4.0%)
China Medical System Holdings Ltd.	735,000	1,211
CSPC Pharmaceutical Group Ltd.	4,368,000	3,571
		4,782
Real Estate Management & Development (4.0%)
Sunac China Holdings Ltd.	5,143,000	4,755
	Number of Shares	Value† (000's)[z]
Transportation Infrastructure (1.8%)
Shenzhen International Holdings Ltd.	1,499,500	$2,096
Water Utilities (4.0%)
Beijing Enterprises Water Group Ltd.*	4,764,000	2,961
Kangda International Environmental Co. Ltd.ñ*	4,203,000	1,739
		4,700
Wireless Telecommunication Services (2.5%)
China Mobile Ltd.	218,500	2,978
Total Common Stocks (Cost $74,314)		79,349
Participatory Notes (24.2%)
Automobiles (2.2%)
Chongqing Changan Automobile Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 2/10/2025	272,644	936
Chongqing Changan Automobile Co. Ltd., Class A (issuer UBS AG), Expiration Date 2/17/2016	192,200	659
Chongqing Changan Automobile Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016ñ	294,693	1,011
		2,606

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Electrical Equipment (4.0%)
Henan Pinggao Electric Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 1/25/2016	335,689	$1,064
XJ Electric Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 7/4/2019	43,795	171
XJ Electric Co. Ltd., Class A (issuer UBS AG), Expiration Date 4/29/2015	393,977	1,544
XJ Electric Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016ñ	117,500	460
XJ Electric Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 7/3/2024	174,232	683
XJ Electric Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/30/2015	194,426	762
		4,684
Food Products (2.3%)
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Macquarie Bank, Ltd.), Expiration Date 2/17/2017	378,976	1,707
Inner Mongolia Yili Industrial Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 12/2/2015	215,500	970
		2,677
	Number of Shares	Value† (000's)[z]
Health Care Providers & Services (3.4%)
Huadong Medicine Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 6/19/2023	129,507	$1,102
Huadong Medicine Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/12/2018	69,990	596
Huadong Medicine Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016[b]	198,218	1,687
Huadong Medicine Co. Ltd., Class A (issuer UBS AG), Expiration Date 12/17/2015	70,322	598
		3,983
Independent Power and Renewable Electricity Producers (2.3%)
SDIC Power Holdings Co. Ltd., Class A (issuer UBS AG), Expiration Date 3/30/2015	96,984	161
SDIC Power Holdings Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/17/2015	108,700	181
SDIC Power Holdings Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 6/10/2018	444,482	741
SDIC Power Holdings Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 1/17/2019	626,449	1,044
	Number of Shares	Value† (000's)[z]
SDIC Power Holdings Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016ñ	319,200	$532
SDIC Power Holdings Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 7/23/2018	42,987	72
		2,731
Machinery (2.2%)
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 1/13/2017[b]	370,716	1,645
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 1/13/2025	96,400	428
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer UBS AG), Expiration Date 1/21/2016	115,004	510
Zhengzhou Yutong Bus Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 12/30/2015	8,000	35
		2,618
Pharmaceuticals (2.2%)
Beijing SL Pharmaceutical Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 10/22/2018	76,400	517

See Notes to Schedule of Investments

Schedule of Investments Greater China Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Tasly Pharmaceutical Group Co. Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016ñ	75,046	$527
Tasly Pharmaceutical Group Co. Class A (issuer Goldman Sachs Int'l), Expiration Date 10/8/2015	54,470	382
Tasly Pharmaceutical Group Co. Class A (issuer Morgan Stanley Asia Products), Expiration Date 10/28/2015	37,470	263
Tasly Pharmaceutical Group Co. Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/17/2015	4,100	29
Tasly Pharmaceutical Group Co. Class A (issuer BNP Paribas Arbitrage), Expiration Date 11/17/2015[b]	128,499	902
		2,620
Real Estate Management & Development (5.6%)
China Vanke Co. Ltd., Class A (issuer Citigroup Global Markets Holdings, Inc.), Expiration Date 1/15/2016[b]	455,207	920
China Vanke Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 6/27/2018	66,963	136
	Number of Shares	Value† (000's)[z]
China Vanke Co. Ltd., Class A (issuer Merrill Lynch Int'l & Co.), Expiration Date 1/7/2019	41,500	$84
China Vanke Co. Ltd., Class A (issuer Goldman Sachs Int'l), Expiration Date 6/30/2015	338,947	689
China Vanke Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 2/11/2019	184,500	375
China Vanke Co. Ltd., Class A (issuer UBS AG), Expiration Date 9/25/2015	284,600	579
Poly Real Estate Group Co. Ltd., Class A (Issuer Goldman Sachs Int'l), Expiration Date 2/26/2016Ø	510,511	821
Poly Real Estate Group Co. Ltd., Class A (issuer HSBC Bank PLC), Expiration Date 9/25/2023	1,039,395	1,689
Poly Real Estate Group Co. Ltd., Class A (issuer UBS AG), Expiration Date 8/4/2015	521,000	847
Poly Real Estate Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 11/17/2015	1,316	2
Poly Real Estate Group Co. Ltd., Class A (issuer BNP Paribas Arbitrage), Expiration Date 11/17/2015ñ	177,970	289
	Number of Shares	Value† (000's)[z]
Poly Real Estate Group Co. Ltd., Class A (issuer Morgan Stanley Asia Products), Expiration Date 8/7/2015	112,700	$183
		6,614
Total Participatory Notes (Cost $25,781)		28,533
Short-Term Investments (12.4%)
State Street Institutional Government Money Market Fund Premier Class (Cost $14,624)	14,623,792	14,624
Total Investments## (103.7%) (Cost $114,719)		122,506
Liabilities, less cash, receivables and other assets [(3.7%)]		(4,317)
Total Net Assets (100.0%)		$118,189

See Notes to Schedule of Investments

Schedule of Investments Guardian Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.3%
2	Berkshire Hathaway, Inc. Class B	5.3%
3	Newell Rubbermaid, Inc.	4.9%
4	American Express Co.	4.5%
5	Danaher Corp.	4.5%
6	Progressive Corp.	4.2%
7	Anheuser-Busch InBev NV ADR	4.1%
8	eBay, Inc.	3.7%
9	U.S. Bancorp	3.6%
10	Schlumberger Ltd.	3.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.0%)
Auto Components (2.3%)
BorgWarner, Inc.	563,043	$34,605
Banks (3.6%)
U.S. Bancorp	1,237,974	55,226
Beverages (4.1%)
Anheuser-Busch InBev NV ADR	492,395	62,367
Chemicals (2.2%)
FMC Corp.	520,719	33,019
Consumer Finance (4.5%)
American Express Co.	850,635	69,403
Diversified Financial Services (8.3%)
Berkshire Hathaway, Inc. Class B*	549,135	80,948
Intercontinental Exchange, Inc.	195,979	46,126
		127,074
Diversified Telecommunication Services (1.4%)
Level 3 Communications, Inc.*	389,825	20,996
Energy Equipment & Services (3.6%)
Schlumberger Ltd.	651,867	54,861
Food & Staples Retailing (1.9%)
Costco Wholesale Corp.	196,330	28,853
Health Care Equipment & Supplies (2.5%)
Abbott Laboratories	810,001	38,370
Health Care Providers & Services (1.1%)
Premier, Inc. Class A*	474,481	17,394
Household Durables (4.9%)
Newell Rubbermaid, Inc.	1,921,104	75,480
	Number of Shares	Value† (000's)[z]
Industrial Conglomerates (7.5%)
3M Co.	274,351	$46,269
Danaher Corp.	782,689	68,313
		114,582
Industrial Gases (2.0%)
Praxair, Inc.	233,077	29,810
Insurance (4.2%)
Progressive Corp.	2,428,730	64,726
Internet Software & Services (3.7%)
eBay, Inc.*	980,706	56,793
IT Services (7.1%)
Alliance Data Systems Corp.*	141,158	39,314
Computer Sciences Corp.	642,829	45,589
MasterCard, Inc. Class A	257,618	23,219
		108,122
Leisure Products (2.9%)
Polaris Industries, Inc.	290,144	44,488
Machinery (2.9%)
Lincoln Electric Holdings, Inc.	650,543	44,913
Multi-Utilities (2.8%)
Wisconsin Energy Corp.	853,783	43,526
Oil, Gas & Consumable Fuels (2.0%)
Noble Energy, Inc.	654,042	30,890
Pharmaceuticals (4.5%)
Roche Holding AG	139,974	37,998
Sanofi ADR	624,007	30,489
		68,487
Semiconductors & Semiconductor Equipment (5.3%)
Texas Instruments, Inc.	1,382,192	81,273
Software (3.4%)
Intuit, Inc.	524,773	51,234
Specialty Retail (3.0%)
TJX Cos., Inc.	674,219	46,278
	Number of Shares	Value† (000's)[z]
Trading Companies & Distributors (5.3%)
NOW, Inc.*	1,675,667	$35,608
W.W. Grainger, Inc.	193,182	45,767
		81,375
Total Common Stocks (Cost $1,078,544)		1,484,145
Short-Term Investments (3.1%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $47,403)	47,403,050	47,403
Total Investments## (100.1%) (Cost $1,125,947)		1,531,548
Liabilities, less cash, receivables and other assets [(0.1%)]		(777)
Total Net Assets (100.0%)		$1,530,771

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Check Point Software Technologies Ltd.	Israel	Software	2.3%
2	Synergy Health PLC	United Kingdom	Health Care Providers & Services	2.0%
3	TOYOTA MOTOR Corp.	Japan	Automobiles	1.8%
4	KEYENCE Corp.	Japan	Electronic Equipment, Instruments & Components	1.7%
5	Sodexo SA	France	Hotels, Restaurants & Leisure	1.7%
6	Reed Elsevier PLC	United Kingdom	Media	1.7%
7	Givaudan SA	Switzerland	Chemicals	1.7%
8	Bunzl PLC	United Kingdom	Trading Companies & Distributors	1.7%
9	FANUC Corp.	Japan	Machinery	1.6%
10	ASML Holding NV	Netherlands	Semiconductors & Semiconductor	1.6%
			Equipment
	Number of Shares	Value† (000's)[z]
Common Stocks (96.7%)
Australia (2.5%)
Brambles Ltd.	1,273,185	$11,043
Insurance Australia Group Ltd.	2,141,090	10,206
Spotless Group Holdings Ltd.*	4,441,953	7,254
		28,503
Austria (1.1%)
Andritz AG	224,940	12,976
Belgium (0.8%)
Colruyt SA	197,540	9,247
Brazil (0.6%)
SLC Agricola SA	1,348,200	6,559
Canada (6.9%)
Alimentation Couche-Tard, Inc. Class B	399,500	15,416
ATS Automation Tooling Systems, Inc.*	848,200	9,737
Cenovus Energy, Inc.	288,752	4,983
Corus Entertainment, Inc., B Shares	623,801	10,848
Home Capital Group, Inc.	229,400	8,331
MacDonald, Dettwiler & Associates Ltd.	176,133	13,877
ShawCor Ltd.	251,700	7,190
Suncor Energy, Inc.	286,800	8,610
		78,992
China (0.5%)
PICC Property & Casualty Co. Ltd., H Shares	2,656,400	5,706
	Number of Shares	Value† (000's)[z]
Denmark (1.4%)
Sydbank A/S*	516,156	$16,100
France (8.5%)
Arkema SA	132,912	9,953
BNP Paribas SA	148,475	8,655
Elis SA*	369,595	6,163
Pernod-Ricard SA	93,035	11,031
Publicis Groupe SA	167,210	13,635
Rexel SA	691,137	13,504
Sanofi	151,660	14,884
Sodexo SA	192,825	19,433
		97,258
Germany (11.0%)
Bayer AG	100,680	14,877
Brenntag AG	275,285	16,096
Continental AG	59,260	14,145
Deutsche Boerse AG	153,574	12,528
Gerresheimer AG	135,858	7,825
Henkel AG & Co. KgaA, Preference Shares	122,985	14,568
Linde AG	80,291	16,335
SAP SE ADR	210,900	14,803
Volkswagen AG, Preference Shares	59,901	15,116
		126,293
Ireland (1.1%)
DCC PLC	206,843	12,358
Israel (3.4%)
Bezeq Israeli Telecommunication Corp. Ltd.	7,766,554	12,412
Check Point Software Technologies Ltd.*	316,100	26,391
		38,803
	Number of Shares	Value† (000's)[z]
Italy (1.1%)
Azimut Holding SpA	504,685	$13,221
Japan (15.4%)
FANUC Corp.	95,600	18,337
KANSAI PAINT Co. Ltd.	917,600	16,523
KEYENCE Corp.	38,250	19,537
MIRACA HOLDINGS, Inc.	155,500	7,461
Nihon Kohden Corp.	294,500	15,140
PIGEON Corp.	203,900	14,147
SANTEN PHARMACEUTICAL Co. Ltd.	152,900	10,238
SMC Corp.	51,000	14,186
SOFTBANK Corp.	184,800	11,381
SUGI HOLDINGS Co. Ltd.	229,400	11,122
Sundrug Co. Ltd.	366,500	18,015
TOYOTA MOTOR Corp.	312,200	21,043
		177,130
Korea (1.4%)
Samsung Electronics Co. Ltd.	13,191	16,309
Netherlands (5.1%)
Akzo Nobel NV	174,729	12,983
ASML Holding NV	168,865	18,256
Euronext NVñ*	436,500	16,364
Koninklijke Ahold NV	579,369	10,870
		58,473
Norway (1.3%)
DNB ASA	644,239	10,488
Norwegian Property ASA*	3,507,312	4,895
		15,383

See Notes to Schedule of Investments

Schedule of Investments International Equity Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Singapore (1.9%)
Jardine Matheson Holdings Ltd.	176,430	$11,380
United Overseas Bank Ltd.	611,700	10,355
		21,735
Sweden (1.3%)
Telefonaktiebolaget LM Ericsson, B Shares	1,159,760	15,038
Switzerland (10.1%)
Bucher Industries AG	40,880	10,763
Cie Financiere Richemont SA	63,725	5,615
Givaudan SA*	9,940	19,091
Julius Baer Group Ltd.*	298,860	13,796
Partners Group Holding AG	40,785	12,524
Roche Holding AG	56,839	15,430
SGS SA	6,625	13,405
Sonova Holding AG	77,740	10,772
Tecan Group AG	124,898	14,961
		116,357
United Kingdom (19.8%)
Amlin PLC	1,961,392	16,034
Aon PLC	155,500	15,606
Barclays PLC	3,670,440	14,558
Bunzl PLC	651,886	19,082
Diploma PLC	992,165	12,223
Mitie Group PLC	3,172,384	14,815
Prudential PLC	695,215	17,490
Reed Elsevier PLC	1,123,436	19,391
RPS Group PLC	2,763,968	11,299
SABMiller PLC	175,240	9,942
Spectris PLC	210,415	7,072
St. James's Place PLC	934,434	13,676
Synergy Health PLC	711,674	23,403
TalkTalk Telecom Group PLC	3,467,165	18,151
Travis Perkins PLC	489,265	15,228
		227,970
United States (1.5%)
Nielsen NV	377,902	17,085
Total Common Stocks (Cost $935,697)		1,111,496
	Number of Shares	Value† (000's)[z]
Short-Term Investments (3.9%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $44,573)	44,573,361	$44,573
Total Investments## (100.6%) (Cost $980,270)		1,156,069
Liabilities, less cash, receivables and other assets [(0.6%)]		(7,462)
Total Net Assets (100.0%)		$1,148,607

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL EQUITY FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Insurance	$78,718	6.9%
Trading Companies & Distributors	76,133	6.6%
Chemicals	74,885	6.5%
Machinery	65,999	5.7%
Food & Staples Retailing	64,670	5.7%
Banks	60,156	5.2%
Pharmaceuticals	55,429	4.8%
Commercial Services & Supplies	50,574	4.4%
Media	43,874	3.8%
Software	41,194	3.6%
Capital Markets	39,541	3.4%
Automobiles	36,159	3.1%
Health Care Providers & Services	30,864	2.7%
Diversified Telecommunication Services	30,563	2.7%
Professional Services	30,490	2.7%
Diversified Financial Services	28,892	2.5%
Household Products	28,715	2.5%
Electronic Equipment, Instruments & Components	26,609	2.3%
Health Care Equipment & Supplies	25,912	2.3%
Industrial Conglomerates	23,738	2.1%
Life Sciences Tools & Services	22,786	2.0%
Beverages	20,973	1.8%
Hotels, Restaurants & Leisure	19,433	1.7%
Semiconductors & Semiconductor Equipment	18,256	1.6%
Technology Hardware, Storage & Peripherals	16,309	1.4%
Communications Equipment	15,038	1.3%
Auto Components	14,145	1.2%
Aerospace & Defense	13,877	1.2%
Oil, Gas & Consumable Fuels	13,593	1.2%
Wireless Telecommunication Services	11,381	1.0%
Thrifts & Mortgage Finance	8,331	0.7%
Energy Equipment & Services	7,190	0.6%
Food Products	6,559	0.6%
Textiles, Apparel & Luxury Goods	5,615	0.5%
Real Estate Management & Development	4,895	0.4%
Short-Term Investments and Other Assets—Net	37,111	3.3%
	$1,148,607	100.0%

See Notes to Schedule of Investments

Schedule of Investments International Select Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

		Country	Industry
1	Check Point Software Technologies Ltd.	Israel	Software	2.7%
2	Roche Holding AG	Switzerland	Pharmaceuticals	2.4%
3	Givaudan SA	Switzerland	Chemicals	2.3%
4	KANSAI PAINT Co. Ltd.	Japan	Chemicals	2.3%
5	SMC Corp.	Japan	Machinery	2.2%
6	Novartis AG	Switzerland	Pharmaceuticals	2.1%
7	TOYOTA MOTOR Corp.	Japan	Automobiles	2.1%
8	Bunzl PLC	United Kingdom	Trading Companies & Distributors	2.0%
9	Reed Elsevier PLC	United Kingdom	Media	2.0%
10	ASML Holding NV	Netherlands	Semiconductors & Semiconductor Equipment	2.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (97.9%)
Australia (1.9%)
Brambles Ltd.	303,480	$2,632
Insurance Australia Group Ltd.	470,300	2,242
		4,874
Austria (1.1%)
Andritz AG	49,945	2,881
Belgium (0.8%)
Colruyt SA	41,075	1,923
Canada (4.5%)
Alimentation Couche-Tard, Inc. Class B	109,600	4,229
Cenovus Energy, Inc.	64,329	1,110
Home Capital Group, Inc.	68,000	2,470
ShawCor Ltd.	56,300	1,608
Suncor Energy, Inc.	64,000	1,922
		11,339
China (0.5%)
PICC Property & Casualty Co. Ltd., H Shares	583,300	1,253
Denmark (1.0%)
Jyske Bank A/S*	56,340	2,439
France (10.5%)
Arkema SA	30,325	2,271
BNP Paribas SA	41,115	2,397
Pernod-Ricard SA	21,130	2,505
Publicis Groupe SA	44,608	3,638
Rexel SA	176,958	3,457
Sanofi	42,025	4,124
Schneider Electric SE	43,589	3,511
Sodexo SA	42,665	4,300
		26,203
	Number of Shares	Value† (000's)[z]
Germany (10.9%)
Bayer AG	22,615	$3,342
Brenntag AG	61,330	3,586
Continental AG	15,720	3,752
Deutsche Boerse AG	30,177	2,462
Henkel AG & Co. KGaA, Preference Shares	32,510	3,851
Linde AG	17,475	3,555
SAP SE ADR	46,085	3,235
Volkswagen AG, Preference Shares	13,234	3,339
		27,122
Ireland (0.8%)
DCC PLC	34,100	2,037
Israel (4.0%)
Bezeq Israeli Telecommunication Corp. Ltd.	2,138,975	3,419
Check Point Software Technologies Ltd.*	79,200	6,612
		10,031
Italy (1.2%)
Azimut Holding SpA	110,365	2,891
Japan (16.5%)
FANUC Corp.	24,400	4,680
KANSAI PAINT Co. Ltd.	314,800	5,668
KEYENCE Corp.	7,900	4,035
MIRACA HOLDINGS, Inc.	56,300	2,702
Nihon Kohden Corp.	47,400	2,437
SANTEN PHARMACEUTICAL Co. Ltd.	44,300	2,966
SMC Corp.	19,800	5,508
SOFTBANK Corp.	49,500	3,049
SUGI HOLDINGS Co. Ltd.	44,200	2,143
	Number of Shares	Value† (000's)[z]
Sundrug Co. Ltd.	50,400	$2,477
TOYOTA MOTOR Corp.	79,200	5,338
		41,003
Korea (1.8%)
Samsung Electronics Co. Ltd.	3,686	4,557
Netherlands (4.7%)
Akzo Nobel NV	50,396	3,745
ASML Holding NV	45,265	4,893
Koninklijke Ahold NV	160,745	3,016
		11,654
Norway (0.7%)
DNB ASA	105,108	1,711
Singapore (1.8%)
Jardine Matheson Holdings Ltd.	42,191	2,721
United Overseas Bank Ltd.	98,800	1,673
		4,394
Sweden (2.8%)
Nordea Bank AB	214,705	2,897
Telefonaktiebolaget LM Ericsson, B Shares	308,845	4,005
		6,902
Switzerland (13.4%)
Cie Financiere Richemont SA	13,705	1,208
Givaudan SA*	2,971	5,706
Julius Baer Group Ltd.*	52,990	2,446
Novartis AG*	52,236	5,339
Partners Group Holding AG	9,365	2,876
Roche Holding AG	21,676	5,884
SGS SA	2,202	4,455
Sonova Holding AG	17,130	2,374
UBS Group AG*	175,105	3,077
		33,365

See Notes to Schedule of Investments

Schedule of Investments International Select Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
United Kingdom (17.5%)
Amlin PLC	532,724	$4,355
Aon PLC	43,400	4,355
Barclays PLC	804,295	3,190
Bunzl PLC	173,689	5,084
Howden Joinery Group PLC	447,455	3,205
Prudential PLC	152,675	3,841
Reed Elsevier PLC	291,474	5,031
SABMiller PLC	44,730	2,538
Spectris PLC	47,500	1,596
St. James's Place PLC	207,145	3,032
TalkTalk Telecom Group PLC	760,060	3,979
Travis Perkins PLC	107,355	3,341
		43,547
United States (1.5%)
Nielsen NV	82,300	3,721
Total Common Stocks (Cost $197,868)		243,847
Short-Term Investments (1.9%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $4,610)	4,609,795	4,610
Total Investments## (99.8%) (Cost $202,478)		248,457
Cash, receivables and other assets, less liabilities (0.2%)		548
Total Net Assets (100.0%)		$249,005

See Notes to Schedule of Investments

SUMMARY SCHEDULE OF INVESTMENTS BY INDUSTRY INTERNATIONAL SELECT FUND (UNAUDITED)

Industry	Investments at Value† (000's omitted)	Percentage of Net Assets
Pharmaceuticals	$21,655	8.7%
Chemicals	20,945	8.4%
Insurance	19,078	7.7%
Trading Companies & Distributors	15,468	6.2%
Banks	14,307	5.7%
Food & Staples Retailing	13,788	5.5%
Machinery	13,069	5.2%
Capital Markets	11,290	4.6%
Software	9,847	4.0%
Automobiles	8,677	3.5%
Media	8,669	3.5%
Professional Services	8,176	3.3%
Diversified Telecommunication Services	7,398	3.0%
Electronic Equipment, Instruments & Components	5,631	2.3%
Beverages	5,043	2.0%
Semiconductors & Semiconductor Equipment	4,893	2.0%
Health Care Equipment & Supplies	4,811	1.9%
Industrial Conglomerates	4,758	1.9%
Technology Hardware, Storage & Peripherals	4,557	1.8%
Hotels, Restaurants & Leisure	4,300	1.7%
Communications Equipment	4,005	1.6%
Household Products	3,851	1.5%
Auto Components	3,752	1.5%
Electrical Equipment	3,511	1.4%
Specialty Retail	3,205	1.3%
Wireless Telecommunication Services	3,049	1.2%
Oil, Gas & Consumable Fuels	3,032	1.2%
Health Care Providers & Services	2,702	1.1%
Commercial Services & Supplies	2,632	1.1%
Thrifts & Mortgage Finance	2,470	1.0%
Diversified Financial Services	2,462	1.0%
Energy Equipment & Services	1,608	0.6%
Textiles, Apparel & Luxury Goods	1,208	0.5%
Short-Term Investments and Other Assets—Net	5,158	2.1%
	$249,005	100.0%

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Verint Systems, Inc.	2.8%
2	Spirit AeroSystems Holdings, Inc. Class A	2.8%
3	Charles River Laboratories International, Inc.	2.7%
4	Rovi Corp.	2.3%
5	CoreLogic, Inc.	2.3%
6	Crown Holdings, Inc.	2.1%
7	ARRIS Group, Inc.	2.0%
8	Avery Dennison Corp.	1.9%
9	Infinera Corp.	1.9%
10	Freescale Semiconductor Ltd.	1.8%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.0%)
Aerospace & Defense (6.8%)
Aerovironment, Inc.*	65,059	$1,783
KEYW Holding Corp.*	293,750	2,565
Spirit AeroSystems Holdings, Inc. Class A*	203,890	10,033
Teledyne Technologies, Inc.*	49,052	4,946
Textron, Inc.	109,439	4,849
		24,176
Auto Components (1.3%)
Dana Holding Corp.	168,300	3,677
Remy International, Inc.	37,906	867
		4,544
Banks (8.1%)
BankUnited, Inc.	115,804	3,753
Comerica, Inc.	79,074	3,620
First Niagara Financial Group, Inc.	431,300	3,822
Huntington Bancshares, Inc.	553,830	6,059
TCF Financial Corp.	297,400	4,666
Texas Capital Bancshares, Inc.*	67,000	3,111
Umpqua Holdings Corp.	246,500	4,077
		29,108
Building Products (1.3%)
Owens Corning	120,900	4,795
Chemicals (3.0%)
Chemtura Corp.*	234,800	6,163
Cytec Industries, Inc.	84,500	4,439
		10,602
Commercial Services & Supplies (3.0%)
Clean Harbors, Inc.*	86,014	4,790
Covanta Holding Corp.	270,400	5,860
		10,650
	Number of Shares	Value† (000's)[z]
Communications Equipment (7.6%)
ARRIS Group, Inc.*	240,669	$7,071
Aviat Networks, Inc.*	140,957	179
Brocade Communications Systems, Inc.	311,559	3,860
Ceragon Networks Ltd.*	238,693	286
Ciena Corp.*	253,083	5,295
Infinera Corp.*	392,500	6,692
JDS Uniphase Corp.*	287,300	3,956
		27,339
Construction & Engineering (1.5%)
KBR, Inc.	326,400	5,317
Containers & Packaging (5.0%)
Avery Dennison Corp.	128,036	6,856
Crown Holdings, Inc.*	142,100	7,531
Sealed Air Corp.	75,208	3,545
		17,932
Electrical Equipment (0.7%)
Regal-Beloit Corp.	31,200	2,432
Electronic Equipment, Instruments & Components (5.1%)
Dolby Laboratories, Inc. Class A	72,400	2,930
II-VI, Inc.*	202,630	3,544
Itron, Inc.*	94,033	3,430
Maxwell Technologies, Inc.*	173,200	1,306
Mercury Systems, Inc.*	293,760	5,000
OSI Systems, Inc.*	28,500	2,065
		18,275
Energy Equipment & Services (1.3%)
ION Geophysical Corp.*	559,417	1,276
McDermott International, Inc.*	226,100	565
TETRA Technologies, Inc.*	454,792	2,715
		4,556
	Number of Shares	Value† (000's)[z]
Health Care Equipment & Supplies (0.9%)
Accuray, Inc.*	344,737	$3,096
Health Care Technology (1.3%)
Allscripts Healthcare Solutions, Inc.*	402,300	4,830
Independent Power and Renewable Electricity Producers (3.5%)
Atlantic Power Corp.	333,898	968
Dynegy, Inc.*	164,400	4,582
NRG Energy, Inc.	97,265	2,333
Ormat Technologies, Inc.	135,956	4,636
		12,519
Internet Software & Services (0.8%)
Bankrate, Inc.*	228,000	2,909
IT Services (6.6%)
Acxiom Corp.*	222,200	4,444
Convergys Corp.	113,800	2,543
CoreLogic, Inc.*	244,625	8,156
DST Systems, Inc.	33,519	3,563
MoneyGram International, Inc.*	191,400	1,626
VeriFone Systems, Inc.*	89,390	3,145
		23,477
Life Sciences Tools & Services (4.5%)
Affymetrix, Inc.*	315,000	3,685
Cambrex Corp.*	75,938	2,601
Charles River Laboratories International, Inc.*	126,771	9,720
		16,006
Machinery (4.2%)
Harsco Corp.	161,400	2,661
ITT Corp.	74,000	3,039
Manitowoc Co., Inc.	189,100	4,185
Meritor, Inc.*	238,650	3,410
Twin Disc, Inc.	96,605	1,777
		15,072

See Notes to Schedule of Investments

Schedule of Investments Intrinsic Value Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Marine (0.6%)
Danaos Corp.*	332,383	$2,091
Metals & Mining (0.2%)
Cliffs Natural Resources, Inc.	107,000	732
Personal Products (0.5%)
Elizabeth Arden, Inc.*	100,420	1,682
Professional Services (0.7%)
FTI Consulting, Inc.*	68,006	2,507
Road & Rail (1.6%)
Ryder System, Inc.	60,304	5,668
Semiconductors & Semiconductor Equipment (10.1%)
Alliance Semiconductor Corp.*	82,370	66
CEVA, Inc.*	85,800	1,708
FormFactor, Inc.*	317,200	3,115
Freescale Semiconductor Ltd.*	181,390	6,550
M/A-COM Technology Solutions Holdings, Inc.*	53,300	1,797
Mellanox Technologies Ltd.*	73,750	3,514
Rambus, Inc.*	484,772	5,817
Rudolph Technologies, Inc.*	101,200	1,248
Spansion, Inc. Class A*	118,940	4,292
Ultratech, Inc.*	308,194	5,560
Veeco Instruments, Inc.*	78,100	2,381
		36,048
Software (10.6%)
Cadence Design Systems, Inc.*	186,807	3,429
Comverse, Inc.*	142,935	2,564
Covisint Corp.*	496,499	1,241
Gigamon, Inc.*	114,500	2,297
Nuance Communications, Inc.*	356,300	5,095
Rovi Corp.*	334,030	8,311
Seachange International, Inc.*	356,467	2,691
Silver Spring Networks, Inc.*	233,100	2,294
Verint Systems, Inc.*	164,961	10,042
		37,964
	Number of Shares	Value† (000's)[z]
Specialty Retail (2.6%)
Express, Inc.*	199,300	$2,754
New York & Co., Inc.*	176,700	396
Office Depot, Inc.*	349,267	3,273
Select Comfort Corp.*	88,300	2,834
		9,257
Technology Hardware, Storage & Peripherals (0.2%)
Quantum Corp.*	555,800	906
Textiles, Apparel & Luxury Goods (0.5%)
Crocs, Inc.*	163,700	1,825
Wireless Telecommunication Services (0.9%)
Telephone & Data Systems, Inc.	62,100	1,580
United States Cellular Corp.*	45,000	1,707
		3,287
Total Common Stocks (Cost $260,252)		339,602
Short-Term Investments (5.4%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $19,194)	19,193,876	19,194
Total Investments## (100.4%) (Cost $279,446)		358,796
Liabilities, less cash, receivables and other assets [(0.4%)]		(1,400)
Total Net Assets (100.0%)		$357,396

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)
2/28/15

TOP TEN EQUITY HOLDINGS

1	Apple, Inc.	7.5%
2	Amazon.com, Inc.	3.0%
3	FleetCor Technologies, Inc.	2.5%
4	Union Pacific Corp.	2.5%
5	Sherwin-Williams Co.	2.5%
6	Home Depot, Inc.	2.4%
7	Intuit, Inc.	2.4%
8	Visa, Inc. Class A	2.4%
9	PepsiCo, Inc.	2.2%
10	Costco Wholesale Corp.	2.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (96.9%)
Aerospace & Defense (3.3%)
General Dynamics Corp.	8,416	$1,168
Precision Castparts Corp.	10,057	2,175
		3,343
Automobiles (1.6%)
General Motors Co.	42,894	1,600
Banks (2.9%)
CIT Group, Inc.	27,540	1,274
Comerica, Inc.	37,580	1,720
		2,994
Beverages (2.2%)
PepsiCo, Inc.	23,037	2,280
Biotechnology (3.6%)
Biogen Idec, Inc.*	2,278	933
Celgene Corp.*	14,288	1,736
Vertex Pharmaceuticals, Inc.*	8,557	1,022
		3,691
Chemicals (2.5%)
Sherwin-Williams Co.	8,999	2,567
Construction Materials (1.0%)
Martin Marietta Materials, Inc.	7,469	1,063
Diversified Telecommunication Services (1.7%)
Level 3 Communications, Inc.*	31,833	1,715
Electric Utilities (1.0%)
NextEra Energy, Inc.	9,833	1,017
Food & Staples Retailing (3.8%)
Costco Wholesale Corp.	15,471	2,273
CVS Health Corp.	15,528	1,613
		3,886
Health Care Equipment & Supplies (3.6%)
Abbott Laboratories	44,845	2,125
	Number of Shares	Value† (000's)[z]
IDEXX Laboratories, Inc.*	10,070	$1,579
		3,704
Health Care Providers & Services (1.4%)
HCA Holdings, Inc.*	19,858	1,421
Hotels, Restaurants & Leisure (3.7%)
Starbucks Corp.	18,880	1,765
Starwood Hotels & Resorts Worldwide, Inc.	25,160	2,021
		3,786
Household Products (1.4%)
Procter & Gamble Co.	16,566	1,410
Industrial Conglomerates (2.1%)
Danaher Corp.	24,911	2,174
Internet & Catalog Retail (3.0%)
Amazon.com, Inc.*	8,175	3,108
Internet Software & Services (5.6%)
Alibaba Group Holding Ltd. ADR*	9,736	829
Facebook, Inc. Class A*	18,326	1,447
Google, Inc. Class A*	4,030	2,267
Yelp, Inc.*	24,680	1,185
		5,728
IT Services (7.1%)
Alliance Data Systems Corp.*	7,809	2,175
FleetCor Technologies, Inc.*	16,843	2,584
Visa, Inc. Class A	8,973	2,435
		7,194
Media (3.1%)
Comcast Corp. Class A	37,470	2,225
Twenty-First Century Fox, Inc. Class A	27,577	965
		3,190
	Number of Shares	Value† (000's)[z]
Metals & Mining (2.6%)
Alcoa, Inc.	116,152	$1,718
Goldcorp, Inc.	40,097	881
		2,599
Multi-Utilities (1.8%)
Dominion Resources, Inc.	25,366	1,829
Multiline Retail (2.2%)
Target Corp.	29,139	2,239
Oil, Gas & Consumable Fuels (1.3%)
Noble Energy, Inc.	13,584	641
Range Resources Corp.	14,061	697
		1,338
Pharmaceuticals (7.4%)
Actavis PLC*	5,920	1,725
Bristol-Myers Squibb Co.	29,364	1,789
Johnson & Johnson	11,900	1,220
Pfizer, Inc.	64,368	2,209
Teva Pharmaceutical Industries Ltd. ADR	9,880	563
		7,506
Road & Rail (2.5%)
Union Pacific Corp.	21,367	2,569
Semiconductors & Semiconductor Equipment (1.5%)
ASML Holding NV	14,608	1,573
Software (10.5%)
Check Point Software Technologies Ltd.*	26,105	2,180
Intuit, Inc.	24,983	2,439
Microsoft Corp.	34,754	1,524
salesforce.com, Inc.*	22,822	1,583
Splunk, Inc.*	25,570	1,720
VMware, Inc. Class A*	14,355	1,221
		10,667

See Notes to Schedule of Investments

Schedule of Investments Large Cap Disciplined Growth Fund (Unaudited)
(cont'd)

	Number of Shares	Value† (000's)[z]
Specialty Retail (2.4%)
Home Depot, Inc.	21,400	$2,456
Technology Hardware, Storage & Peripherals (8.5%)
Apple, Inc.	59,936	7,699
SanDisk Corp.	12,197	975
		8,674
Textiles, Apparel & Luxury Goods (1.6%)
Ralph Lauren Corp.	11,877	1,632
Total Common Stocks (Cost $81,259)		98,953
Short-Term Investments (0.9%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $948)	947,547	948
Total Investments## (97.8%) (Cost $82,207)		99,901
Cash, receivables and other assets, less liabilities (2.2%)		2,242
Total Net Assets (100.0%)		$102,143

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Exxon Mobil Corp.	4.9%
2	JPMorgan Chase & Co.	4.4%
3	Carnival Corp.	4.1%
4	United Continental Holdings, Inc.	3.9%
5	Wal-Mart Stores, Inc.	3.8%
6	Cisco Systems, Inc.	3.6%
7	Ralph Lauren Corp.	3.4%
8	American Airlines Group, Inc.	3.4%
9	Target Corp.	3.3%
10	Delta Air Lines, Inc.	3.2%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.5%)
Air Freight & Logistics (1.3%)
United Parcel Service, Inc. Class B	202,957	$20,647
Airlines (10.4%)
American Airlines Group, Inc.	1,149,528	55,062
Delta Air Lines, Inc.	1,179,904	52,529
United Continental Holdings, Inc.*	971,290	63,309
		170,900
Automobiles (1.7%)
General Motors Co.	746,649	27,858
Banks (9.6%)
Citigroup, Inc.	503,171	26,376
JPMorgan Chase & Co.	1,170,171	71,708
M&T Bank Corp.	204,218	24,710
Regions Financial Corp.	1,656,344	15,918
Wells Fargo & Co.	338,309	18,536
		157,248
Capital Markets (4.3%)
Bank of New York Mellon Corp.	462,230	18,092
Goldman Sachs Group, Inc.	136,663	25,937
Morgan Stanley	742,561	26,576
		70,605
Communications Equipment (3.9%)
Cisco Systems, Inc.	2,013,216	59,410
Juniper Networks, Inc.	219,549	5,250
		64,660
Construction Materials (1.5%)
Vulcan Materials Co.	303,292	25,173
Distributors (0.9%)
LKQ Corp.*	633,574	15,570
	Number of Shares	Value† (000's)[z]
Diversified Financial Services (4.2%)
CME Group, Inc.	467,385	$44,836
Intercontinental Exchange, Inc.	100,246	23,594
		68,430
Electric Utilities (1.3%)
Exelon Corp.	648,802	22,007
Electrical Equipment (2.0%)
Eaton Corp. PLC	451,952	32,093
Energy Equipment & Services (0.6%)
McDermott International, Inc.*	1,712,026	4,280
Schlumberger Ltd.	74,941	6,307
		10,587
Food & Staples Retailing (3.8%)
Wal-Mart Stores, Inc.	742,219	62,295
Health Care Equipment & Supplies (2.1%)
Hologic, Inc.*	623,571	20,191
Medtronic PLC	173,540	13,465
		33,656
Health Care Providers & Services (2.9%)
Tenet Healthcare Corp.*	480,919	22,266
UnitedHealth Group, Inc.	228,511	25,966
		48,232
Hotels, Restaurants & Leisure (4.1%)
Carnival Corp.	1,514,404	66,619
Household Durables (0.8%)
Lennar Corp. Class A	268,416	13,477
Insurance (3.5%)
Lincoln National Corp.	512,435	29,537
MetLife, Inc.	322,971	16,416
Willis Group Holdings PLC	221,811	10,585
		56,538
IT Services (1.0%)
Teradata Corp.*	371,618	16,545
	Number of Shares	Value† (000's)[z]
Machinery (1.8%)
Caterpillar, Inc.	121,666	$10,086
Illinois Tool Works, Inc.	194,884	19,266
		29,352
Media (0.7%)
Twenty-First Century Fox, Inc. Class A	316,926	11,092
Metals & Mining (3.6%)
Newmont Mining Corp.	932,088	24,542
United States Steel Corp.	1,462,624	35,030
		59,572
Multiline Retail (7.0%)
JC Penney Co., Inc.*	3,948,906	33,566
Kohl's Corp.	356,933	26,341
Target Corp.	708,638	54,445
		114,352
Oil, Gas & Consumable Fuels (6.7%)
Antero Resources Corp.*	43,739	1,725
Devon Energy Corp.	179,344	11,046
Exxon Mobil Corp.	914,533	80,973
Range Resources Corp.	308,109	15,264
Valero Energy Corp.	10,204	629
		109,637
Pharmaceuticals (3.4%)
Pfizer, Inc.	877,374	30,111
Teva Pharmaceutical Industries Ltd. ADR	436,684	24,900
		55,011
Professional Services (0.6%)
Towers Watson & Co. Class A	74,059	9,739

See Notes to Schedule of Investments

Schedule of Investments Large Cap Value Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (1.9%)
Intel Corp.	943,407	$31,368
Software (4.1%)
CA, Inc.	1,063,890	34,598
FireEye, Inc.*	355,116	15,721
Microsoft Corp.	384,332	16,853
		67,172
Specialty Retail (2.4%)
American Eagle Outfitters, Inc.	951,014	14,237
DSW, Inc. Class A	648,764	24,452
		38,689
Textiles, Apparel & Luxury Goods (3.4%)
Ralph Lauren Corp.	400,949	55,094
Total Common Stocks (Cost $1,401,565)		1,564,218
Short-Term Investments (4.6%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $75,069)	75,069,029	75,069
Total Investments## (100.1%) (Cost $1,476,634)		1,639,287
Liabilities, less cash, receivables and other assets [(0.1%)]		(2,121)
Total Net Assets (100.0%)		$1,637,166

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Avago Technologies Ltd.	2.3%
2	iShares Russell Mid-Cap Growth ETF	2.2%
3	SBA Communications Corp. Class A	1.9%
4	O'Reilly Automotive, Inc.	1.7%
5	Alliance Data Systems Corp.	1.6%
6	Cerner Corp.	1.6%
7	Acadia Healthcare Co., Inc.	1.6%
8	Stericycle, Inc.	1.6%
9	Affiliated Managers Group, Inc.	1.6%
10	Hanesbrands, Inc.	1.6%
	Number of Shares	Value† (000's)[z]
Common Stocks (94.3%)
Airlines (1.4%)
Alaska Air Group, Inc.	235,000	$14,958
Banks (1.0%)
SVB Financial Group*	92,500	11,368
Biotechnology (4.8%)
Alkermes PLC*	160,000	11,240
BioMarin Pharmaceutical, Inc.*	160,000	17,131
Incyte Corp.*	120,000	10,302
Puma Biotechnology, Inc.*	25,000	5,325
United Therapeutics Corp.*	62,500	9,691
		53,689
Capital Markets (3.3%)
Affiliated Managers Group, Inc.*	81,000	17,530
E*TRADE Financial Corp.*	300,000	7,810
Raymond James Financial, Inc.	205,000	11,712
		37,052
Commercial Services & Supplies (1.6%)
Stericycle, Inc.*	130,000	17,546
Communications Equipment (2.2%)
F5 Networks, Inc.*	80,000	9,449
Palo Alto Networks, Inc.*	102,500	14,578
		24,027
Containers & Packaging (1.4%)
Packaging Corp. of America	185,000	15,329
Distributors (0.9%)
LKQ Corp.*	425,000	10,444
Diversified Consumer Services (0.6%)
Service Corp. International	250,000	6,213
	Number of Shares	Value† (000's)[z]
Diversified Financial Services (0.9%)
CBOE Holdings, Inc.	170,000	$10,205
Electrical Equipment (2.0%)
Acuity Brands, Inc.	52,500	8,320
AMETEK, Inc.	270,000	14,348
		22,668
Electronic Equipment, Instruments & Components (2.9%)
Amphenol Corp. Class A	200,000	11,292
CDW Corp.	300,000	11,289
Zebra Technologies Corp. Class A*	110,000	10,016
		32,597
Food & Staples Retailing (1.0%)
PriceSmart, Inc.	39,306	3,122
Rite Aid Corp.*	1,000,000	7,980
		11,102
Food Products (1.9%)
Pinnacle Foods, Inc.	200,000	7,260
WhiteWave Foods Co.*	325,000	13,309
		20,569
Health Care Equipment & Supplies (2.6%)
Cooper Cos., Inc.	52,000	8,526
Teleflex, Inc.	87,500	10,648
Wright Medical Group, Inc.*	376,700	9,278
		28,452
Health Care Providers & Services (5.2%)
Acadia Healthcare Co., Inc.*	277,500	17,546
Envision Healthcare Holdings, Inc.*	315,000	11,535
Omnicare, Inc.	120,000	9,209
Quest Diagnostics, Inc.	75,000	5,261
Universal Health Services, Inc. Class B	125,000	14,169
		57,720
	Number of Shares	Value† (000's)[z]
Health Care Technology (2.0%)
Cerner Corp.*	250,000	$18,015
Inovalon Holdings, Inc. Class A*	9,800	304
Veeva Systems, Inc. Class A*	115,000	3,550
		21,869
Hotels, Restaurants & Leisure (2.7%)
Bloomin' Brands, Inc.*	300,000	7,728
Buffalo Wild Wings, Inc.*	50,000	9,556
MGM Resorts International*	300,000	6,519
Norwegian Cruise Line Holdings Ltd.*	112,500	5,549
		29,352
Household Durables (0.8%)
Jarden Corp.*	175,000	9,287
Industrial Conglomerates (1.5%)
Roper Industries, Inc.	100,000	16,757
Internet & Catalog Retail (0.5%)
Liberty Interactive Corp. Class A*	180,000	5,315
Internet Software & Services (3.0%)
Akamai Technologies, Inc.*	115,000	7,994
CoStar Group, Inc.*	55,000	10,954
Demandware, Inc.*	150,000	9,478
HomeAway, Inc.*	170,000	5,269
		33,695
IT Services (3.4%)
Alliance Data Systems Corp.*	65,000	18,103
Fiserv, Inc.*	107,500	8,393
FleetCor Technologies, Inc.*	70,000	10,740
		37,236

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Leisure Products (1.0%)
Polaris Industries, Inc.	75,000	$11,500
Life Sciences Tools & Services (1.2%)
Illumina, Inc.*	70,000	13,682
Machinery (2.6%)
PACCAR, Inc.	115,000	7,366
Pall Corp.	119,000	11,996
Wabtec Corp.	95,000	9,015
		28,377
Media (0.7%)
Charter Communications, Inc. Class A*	45,000	8,127
Multiline Retail (2.4%)
Burlington Stores, Inc.*	150,000	8,335
Dollar Tree, Inc.*	172,000	13,705
Tuesday Morning Corp.*	250,000	4,745
		26,785
Oil, Gas & Consumable Fuels (1.8%)
Antero Resources Corp.*	155,000	6,115
Cabot Oil & Gas Corp.	170,000	4,930
Concho Resources, Inc.*	85,000	9,258
		20,303
Pharmaceuticals (3.5%)
Akorn, Inc.*	300,000	16,143
Endo International PLC*	145,000	12,412
Mylan, Inc.*	180,000	10,318
		38,873
Professional Services (1.4%)
Nielsen NV	110,000	4,973
WageWorks, Inc.*	177,500	10,197
		15,170
Real Estate Management & Development (1.2%)
Jones Lang LaSalle, Inc.	80,000	12,900
Road & Rail (1.9%)
J.B. Hunt Transport Services, Inc.	110,000	9,405
Old Dominion Freight Line, Inc.*	150,000	11,718
		21,123
	Number of Shares	Value† (000's)[z]
Semiconductors & Semiconductor Equipment (7.3%)
Avago Technologies Ltd.	200,000	$25,524
Cavium, Inc.*	165,000	11,301
Freescale Semiconductor Ltd.*	200,000	7,222
Lam Research Corp.	130,000	10,720
Monolithic Power Systems, Inc.	175,000	9,228
NXP Semiconductors NV*	135,000	11,461
SunEdison, Inc.*	275,000	6,088
		81,544
Software (5.8%)
Activision Blizzard, Inc.	300,000	6,996
Electronic Arts, Inc.*	155,000	8,863
Fortinet, Inc.*	182,500	6,134
ServiceNow, Inc.*	150,000	11,439
Splunk, Inc.*	87,600	5,891
Synchronoss Technologies, Inc.*	250,000	11,065
Ultimate Software Group, Inc.*	42,500	6,997
Workday, Inc. Class A*	82,500	7,054
		64,439
Specialty Retail (7.9%)
Advance Auto Parts, Inc.	72,500	11,232
Lithia Motors, Inc. Class A	110,000	10,391
O'Reilly Automotive, Inc.*	89,500	18,628
Ross Stores, Inc.	129,000	13,650
Signet Jewelers Ltd.	60,000	7,193
Tractor Supply Co.	170,000	14,980
Williams-Sonoma, Inc.	149,500	12,027
		88,101
Textiles, Apparel & Luxury Goods (4.4%)
Carter's, Inc.	115,000	10,209
Hanesbrands, Inc.	135,000	17,218
	Number of Shares	Value† (000's)[z]
lululemon athletica, Inc.*	85,000	$5,817
Under Armour, Inc. Class A*	200,000	15,402
		48,646
Trading Companies & Distributors (0.7%)
United Rentals, Inc.*	85,000	7,910
Wireless Telecommunication Services (2.9%)
SBA Communications Corp. Class A*	172,500	21,513
T-Mobile US, Inc.*	335,000	11,065
		32,578
Total Common Stocks (Cost $713,064)		1,047,508
Exchange Traded Funds (2.2%)
iShares Russell Mid-Cap Growth ETF (Cost $22,240)	250,000	24,490
Short-Term Investments (3.6%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $40,022)	40,021,783	40,022
Total Investments## (100.1%) (Cost $775,326)		1,112,020
Liabilities, less cash, receivables and other assets [(0.1%)]		(1,338)
Total Net Assets (100.0%)		$1,110,682

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	ADT Corp.	3.5%
2	Nuance Communications, Inc.	2.9%
3	Ashland, Inc.	2.9%
4	Skyworks Solutions, Inc.	2.9%
5	Hertz Global Holdings, Inc.	2.8%
6	Darden Restaurants, Inc.	2.5%
7	BankUnited, Inc.	2.5%
8	Teradata Corp.	2.5%
9	CVS Health Corp.	2.4%
10	Kohl's Corp.	2.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (90.9%)
Aerospace & Defense (4.4%)
General Dynamics Corp.	14,550	$2,019
Spirit AeroSystems Holdings, Inc. Class A*	47,500	2,338
		4,357
Auto Components (1.4%)
Lear Corp.	9,000	980
TRW Automotive Holdings Corp.*	3,900	407
		1,387
Banks (7.9%)
BankUnited, Inc.	75,100	2,434
BB&T Corp.	28,400	1,081
Comerica, Inc.	36,200	1,657
Huntington Bancshares, Inc.	121,500	1,329
M&T Bank Corp.	10,500	1,271
		7,772
Building Products (1.3%)
Owens Corning	32,500	1,289
Capital Markets (1.8%)
State Street Corp.	24,500	1,824
Chemicals (2.9%)
Ashland, Inc.	22,200	2,833
Commercial Services & Supplies (7.2%)
ADT Corp.	88,800	3,483
Covanta Holding Corp.	108,100	2,343
Tyco International PLC	29,500	1,245
		7,071
Construction & Engineering (1.1%)
KBR, Inc.	65,700	1,070
Containers & Packaging (1.4%)
Avery Dennison Corp.	26,700	1,430
Electric Utilities (2.0%)
Edison International	31,500	2,024
	Number of Shares	Value† (000's)[z]
Electrical Equipment (0.9%)
Regal-Beloit Corp.	10,800	$842
Electronic Equipment, Instruments & Components (2.8%)
Flextronics International Ltd.*	147,500	1,796
Itron, Inc.*	26,800	978
		2,774
Energy Equipment & Services (1.3%)
Cameron International Corp.*	26,800	1,262
Food & Staples Retailing (2.4%)
CVS Health Corp.	22,900	2,379
Health Care Equipment & Supplies (2.0%)
Zimmer Holdings, Inc.	16,200	1,950
Health Care Providers & Services (2.4%)
Cardinal Health, Inc.	11,600	1,021
Omnicare, Inc.	18,100	1,389
		2,410
Hotels, Restaurants & Leisure (2.5%)
Darden Restaurants, Inc.	38,400	2,458
Independent Power and Renewable Electricity Producers (1.8%)
AES Corp.	139,600	1,811
IT Services (6.2%)
Amdocs Ltd.	40,200	2,110
Teradata Corp.*	54,400	2,422
Western Union Co.	84,100	1,642
		6,174
Machinery (4.4%)
Harsco Corp.	73,500	1,212
Manitowoc Co., Inc.	48,900	1,082
Valmont Industries, Inc.	16,800	2,094
		4,388
Multi-Utilities (1.7%)
CenterPoint Energy, Inc.	82,600	1,717
	Number of Shares	Value† (000's)[z]
Multiline Retail (2.4%)
Kohl's Corp.	32,200	$2,376
Oil, Gas & Consumable Fuels (5.5%)
Cabot Oil & Gas Corp.	51,300	1,488
Devon Energy Corp.	33,600	2,070
Energy Transfer Partners L.P.	23,825	1,417
Southwestern Energy Co.*	16,800	421
		5,396
Real Estate Investment Trusts (4.8%)
Corrections Corporation of America	36,404	1,452
Starwood Property Trust, Inc.	79,700	1,945
Starwood Waypoint Residential Trust	53,360	1,343
		4,740
Road & Rail (2.8%)
Hertz Global Holdings, Inc.*	119,000	2,745
Semiconductors & Semiconductor Equipment (2.9%)
Skyworks Solutions, Inc.	32,100	2,817
Software (5.8%)
Cadence Design Systems, Inc.*	57,400	1,053
Check Point Software Technologies Ltd.*	22,000	1,837
Nuance Communications, Inc.*	201,100	2,876
		5,766
Specialty Retail (4.9%)
Best Buy Co., Inc.	47,900	1,825
Express, Inc.*	83,800	1,158
Office Depot, Inc.*	199,600	1,870
		4,853

See Notes to Schedule of Investments

Schedule of Investments Mid Cap Intrinsic Value Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Trading Companies & Distributors (1.1%)
AerCap Holdings NV*	23,800	$1,059
Wireless Telecommunication Services (0.9%)
Telephone & Data Systems, Inc.	33,900	862
Total Common Stocks (Cost $70,106)		89,836
Rights (0.0%)
Food & Staples Retailing (0.0%)
Safeway, Inc. (Casa Ley)ñf*	21,100	6
Safeway, Inc. (Property Development Centers)ñf*	21,100	1
Total Rights (Cost $22)		7
Short-Term Investments (10.1%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $9,982)	9,981,696	9,982
Total Investments## (101.0%) (Cost $80,110)		99,825
Liabilities, less cash, receivables and other assets [(1.0%)]		(1,016)
Total Net Assets (100.0%)		$98,809

See Notes to Schedule of Investments

Schedule of Investments Multi-Cap Opportunities Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Intercontinental Exchange, Inc.	4.1%
2	eBay, Inc.	4.0%
3	Goldman Sachs Group, Inc.	3.9%
4	JPMorgan Chase & Co.	3.8%
5	Pfizer, Inc.	3.7%
6	Cardinal Health, Inc.	3.7%
7	Berkshire Hathaway, Inc. Class B	3.7%
8	3M Co.	3.1%
9	Stanley Black & Decker, Inc.	3.0%
10	Sealed Air Corp.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (99.9%)
Aerospace & Defense (4.4%)
Boeing Co.	515,000	$77,688
Raytheon Co.	350,000	38,069
		115,757
Banks (6.7%)
JPMorgan Chase & Co.	1,645,000	100,806
Wells Fargo & Co.	1,345,000	73,692
		174,498
Capital Markets (3.9%)
Goldman Sachs Group, Inc.	535,000	101,538
Chemicals (1.6%)
Scotts Miracle-Gro Co. Class A	655,000	42,909
Commercial Services & Supplies (2.4%)
Covanta Holding Corp.	1,210,000	26,221
Pitney Bowes, Inc.	1,580,000	36,608
		62,829
Consumer Finance (1.5%)
American Express Co.	490,000	39,979
Containers & Packaging (3.0%)
Sealed Air Corp.	1,665,000	78,471
Diversified Financial Services (7.8%)
Berkshire Hathaway, Inc. Class B*	655,000	96,553
Intercontinental Exchange, Inc.	455,000	107,089
		203,642
Electrical Equipment (2.0%)
ABB Ltd. ADR*	1,475,000	31,550
Rockwell Automation, Inc.	180,000	21,067
		52,617
Energy Equipment & Services (2.8%)
Schlumberger Ltd.	880,000	74,061
Food Products (1.4%)
Mondelez International, Inc. Class A	1,020,000	37,674
	Number of Shares	Value† (000's)[z]
Gas Utilities (1.5%)
National Fuel Gas Co.	615,000	$39,612
Health Care Equipment & Supplies (1.8%)
Hill-Rom Holdings, Inc.	985,000	47,201
Health Care Providers & Services (9.6%)
Aetna, Inc.	670,000	66,699
Cardinal Health, Inc.	1,105,000	97,229
HCA Holdings, Inc.*	730,000	52,224
Henry Schein, Inc.*	265,000	37,113
		253,265
Hotels, Restaurants & Leisure (2.3%)
Hyatt Hotels Corp. Class A*	990,000	59,935
Household Products (2.0%)
Procter & Gamble Co.	600,000	51,078
Industrial Conglomerates (3.1%)
3M Co.	475,000	80,109
Internet Software & Services (6.6%)
eBay, Inc.*	1,815,000	105,107
Google, Inc. Class C*	123,000	68,683
		173,790
Machinery (3.0%)
Stanley Black & Decker, Inc.	805,000	79,164
Media (5.5%)
Omnicom Group, Inc.	930,000	73,972
Twenty-First Century Fox, Inc. Class A	2,025,000	70,875
		144,847
Metals & Mining (2.6%)
Carpenter Technology Corp.	1,600,000	67,776
Oil, Gas & Consumable Fuels (6.6%)
Apache Corp.	710,000	46,746
	Number of Shares	Value† (000's)[z]
Cabot Oil & Gas Corp.	1,335,000	$38,715
Pioneer Natural Resources Co.	250,000	38,130
Range Resources Corp.	1,025,000	50,779
		174,370
Pharmaceuticals (3.7%)
Pfizer, Inc.	2,850,000	97,812
Professional Services (2.3%)
Nielsen NV	1,320,000	59,677
Road & Rail (4.6%)
CSX Corp.	2,100,000	72,051
Hertz Global Holdings, Inc.*	2,140,000	49,370
		121,421
Software (3.9%)
Activision Blizzard, Inc.	2,300,000	53,636
Microsoft Corp.	1,100,000	48,235
		101,871
Specialty Retail (0.2%)
Bed Bath & Beyond, Inc.*	60,000	4,480
Technology Hardware, Storage & Peripherals (2.1%)
Apple, Inc.	438,000	56,266
Textiles, Apparel & Luxury Goods (1.0%)
Hanesbrands, Inc.	210,000	26,783
Total Common Stocks (Cost $2,132,190)		2,623,432
Short-Term Investments (0.0%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $519)	519,469	519
Total Investments## (99.9%) (Cost $2,132,709)		2,623,951
Cash, receivables and other assets, less liabilities (0.1%)		2,706
Total Net Assets (100.0%)		$2,626,657

See Notes to Schedule of Investments

Schedule of Investments Real Estate Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Simon Property Group, Inc.	9.0%
2	Equity Residential	5.6%
3	Boston Properties, Inc.	5.5%
4	American Tower Corp.	5.3%
5	AvalonBay Communities, Inc.	4.5%
6	Ventas, Inc.	4.2%
7	Public Storage	3.6%
8	Prologis, Inc.	3.6%
9	SL Green Realty Corp.	3.0%
10	Crown Castle International Corp.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.8%)
Apartments (11.8%)
AvalonBay Communities, Inc.	291,592	$49,087
Equity Residential	782,300	60,260
Essex Property Trust, Inc.	85,100	18,929
		128,276
Diversified (5.3%)
American Homes 4 Rent Class A	1,532,200	25,572
CoreSite Realty Corp.	135,683	6,437
Vornado Realty Trust	233,223	25,664
		57,673
Freestanding (2.8%)
National Retail Properties, Inc.	450,300	18,120
Spirit Realty Capital, Inc.	953,303	11,678
		29,798
Health Care (10.3%)
HCP, Inc.	395,700	16,762
Health Care REIT, Inc.	407,040	31,387
OMEGA Healthcare Investors, Inc.	436,175	17,473
Ventas, Inc.	615,030	45,801
		111,423
Homebuilder (1.1%)
TRI Pointe Homes, Inc.*	753,180	11,960
Home Financing (0.6%)
Altisource Residential Corp.	306,449	6,328
Hotels, Restaurants & Leisure (0.9%)
Starwood Hotels & Resorts Worldwide, Inc.	121,100	9,728
Industrial (5.8%)
DCT Industrial Trust, Inc.	452,600	16,330
	Number of Shares	Value† (000's)[z]
EastGroup Properties, Inc.	123,302	$7,768
Prologis, Inc.	906,038	38,697
		62,795
Infrastructure (8.3%)
American Tower Corp.	582,200	57,719
Crown Castle International Corp.	374,700	32,341
		90,060
Lodging/Resorts (5.5%)
Host Hotels & Resorts, Inc.	1,302,843	27,360
LaSalle Hotel Properties	409,900	15,953
Sunstone Hotel Investors, Inc.	943,428	16,463
		59,776
Office (12.6%)
Alexandria Real Estate Equities, Inc.	171,500	16,449
Boston Properties, Inc.	430,284	59,125
Douglas Emmett, Inc.	547,725	15,813
Parkway Properties, Inc.	707,900	12,466
SL Green Realty Corp.	258,015	32,750
		136,603
Real Estate Management & Development (4.3%)
Brookfield Asset Management, Inc. Class A	363,377	19,724
Brookfield Property Partners LP	412,000	10,234
Forest City Enterprises, Inc. Class A*	673,379	17,003
		46,961
Regional Malls (13.6%)
CBL & Associates Properties, Inc.	680,997	13,633
	Number of Shares	Value† (000's)[z]
General Growth Properties, Inc.	683,132	$19,818
Macerich Co.	200,760	16,794
Simon Property Group, Inc.	513,248	97,702
		147,947
Self Storage (4.5%)
Public Storage	198,100	39,069
Sovran Self Storage, Inc.	107,100	9,856
		48,925
Shopping Centers (7.4%)
DDR Corp.	569,050	10,778
Federal Realty Investment Trust	164,200	23,321
Kimco Realty Corp.	790,700	20,779
Regency Centers Corp.	243,957	16,011
Urstadt Biddle Properties, Inc. Class A	417,369	9,483
		80,372
Timber (4.0%)
Plum Creek Timber Co., Inc.	319,900	13,896
Weyerhaeuser Co.	835,596	29,338
		43,234
Total Common Stocks (Cost $899,418)		1,071,859
Short-Term Investments (1.2%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $12,846)	12,845,998	12,846
Total Investments## (100.0%) (Cost $912,264)		1,084,705
Liabilities, less cash, receivables and other assets [(0.0%)]		(87)
Total Net Assets (100.0%)		$1,084,618

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Cavium, Inc.	2.4%
2	Acadia Healthcare Co., Inc.	2.0%
3	Carriage Services, Inc.	1.9%
4	comScore, Inc.	1.9%
5	Akorn, Inc.	1.8%
6	FCB Financial Holdings, Inc. Class A	1.8%
7	Paylocity Holding Corp.	1.8%
8	HEICO Corp.	1.8%
9	Graphic Packaging Holding Co.	1.7%
10	Microsemi Corp.	1.7%
	Number of Shares	Value† (000's)[z]
Common Stocks (98.0%)
Aerospace & Defense (1.8%)
HEICO Corp.	27,437	$1,626
Banks (3.3%)
Bank of the Ozarks, Inc.	35,700	1,307
FCB Financial Holdings, Inc. Class A*	64,900	1,648
		2,955
Beverages (0.8%)
Boston Beer Co., Inc. Class A*	2,700	723
Biotechnology (12.2%)
ACADIA Pharmaceuticals, Inc.*	33,500	1,272
Acorda Therapeutics, Inc.*	12,000	406
Alder Biopharmaceuticals, Inc.*	20,000	538
AMAG Pharmaceuticals, Inc.*	20,100	990
Bluebird Bio, Inc.*	4,900	467
Cepheid, Inc.*	22,400	1,273
Dyax Corp.*	60,000	907
Novavax, Inc.*	93,100	852
Portola Pharmaceuticals, Inc.*	20,200	769
PTC Therapeutics, Inc.*	16,500	1,177
Receptos, Inc.*	10,000	1,266
Sage Therapeutics, Inc.*	23,500	1,021
		10,938
Building Products (1.1%)
Norcraft Cos., Inc.*	49,100	1,012
Capital Markets (1.0%)
WisdomTree Investments, Inc.	47,900	895
Commercial Services & Supplies (1.5%)
Multi-Color Corp.	19,200	1,311
Communications Equipment (2.9%)
Infinera Corp.*	75,300	1,284
	Number of Shares	Value† (000's)[z]
Palo Alto Networks, Inc.*	9,000	$1,280
		2,564
Containers & Packaging (1.7%)
Graphic Packaging Holding Co.*	101,700	1,535
Diversified Consumer Services (2.9%)
Bright Horizons Family Solutions, Inc.*	17,900	907
Carriage Services, Inc.	74,800	1,720
		2,627
Food Products (2.0%)
Diamond Foods, Inc.*	25,100	676
Hain Celestial Group, Inc.*	18,200	1,138
		1,814
Health Care Equipment & Supplies (8.1%)
DexCom, Inc.*	14,300	868
Globus Medical, Inc. Class A*	55,800	1,355
Insulet Corp.*	20,600	654
LDR Holding Corp.*	23,000	899
Neovasc, Inc.*	41,600	412
Novadaq Technologies, Inc.*	47,000	778
Spectranetics Corp.*	34,100	1,153
Tornier NV*	46,600	1,139
		7,258
Health Care Providers & Services (2.0%)
Acadia Healthcare Co., Inc.*	28,795	1,821
Health Care Technology (1.0%)
Veeva Systems, Inc. Class A*	29,600	914
Hotels, Restaurants & Leisure (6.7%)
Bloomin' Brands, Inc.*	34,000	876
Diamond Resorts International, Inc.*	34,000	1,178
	Number of Shares	Value† (000's)[z]
Kona Grill, Inc.*	44,800	$1,096
La Quinta Holdings, Inc.*	41,600	924
Ruth's Hospitality Group, Inc.	69,600	1,062
Vail Resorts, Inc.	9,600	843
		5,979
Internet Software & Services (8.6%)
comScore, Inc.*	33,200	1,713
Constant Contact, Inc.*	32,500	1,343
Criteo SA ADR*	25,500	1,157
Envestnet, Inc.*	22,400	1,207
MercadoLibre, Inc.	6,800	890
Q2 Holdings, Inc.*	69,500	1,377
		7,687
IT Services (1.5%)
Blackhawk Network Holdings, Inc.*	34,900	1,293
Leisure Products (1.0%)
Brunswick Corp.	16,000	868
Machinery (1.0%)
NN, Inc.	33,400	925
Media (1.0%)
MDC Partners, Inc. Class A	35,100	913
Multiline Retail (2.1%)
Burlington Stores, Inc.*	17,400	967
Tuesday Morning Corp.*	47,600	903
		1,870
Oil, Gas & Consumable Fuels (2.7%)
Diamondback Energy, Inc.*	19,800	1,410
Synergy Resources Corp.*	84,800	1,013
		2,423
Pharmaceuticals (4.5%)
Akorn, Inc.*	30,700	1,652
Depomed, Inc.*	45,300	994
IGI Laboratories, Inc.*	123,400	1,422
		4,068

See Notes to Schedule of Investments

Schedule of Investments Small Cap Growth Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Professional Services (5.1%)
Huron Consulting Group, Inc.*	12,000	$800
Paylocity Holding Corp.*	54,900	1,641
TriNet Group, Inc.*	29,300	1,065
WageWorks, Inc.*	18,600	1,068
		4,574
Real Estate Investment Trusts (1.2%)
Pebblebrook Hotel Trust	22,300	1,083
Road & Rail (1.3%)
Old Dominion Freight Line, Inc.*	14,571	1,138
Semiconductors & Semiconductor Equipment (6.6%)
Cavium, Inc.*	32,000	2,192
M/A-COM Technology Solutions Holdings, Inc.*	27,900	941
Microsemi Corp.*	45,900	1,480
Monolithic Power Systems, Inc.	24,700	1,302
		5,915
Software (6.6%)
Barracuda Networks, Inc.*	29,600	1,127
Fortinet, Inc.*	34,000	1,143
Proofpoint, Inc.*	23,600	1,337
SS&C Technologies Holdings, Inc.	14,800	898
Ultimate Software Group, Inc.*	8,400	1,383
		5,888
Specialty Retail (3.0%)
Lithia Motors, Inc. Class A	9,700	916
MarineMax, Inc.*	32,700	829
Restoration Hardware Holdings, Inc.*	10,100	890
		2,635
Technology Hardware, Storage & Peripherals (0.7%)
Nimble Storage, Inc.*	24,900	629
Textiles, Apparel & Luxury Goods (1.0%)
G-III Apparel Group Ltd.*	8,600	905
	Number of Shares	Value† (000's)[z]
Trading Companies & Distributors (1.1%)
Watsco, Inc.	8,700	$1,020
Total Common Stocks (Cost $77,339)		87,806
Short-Term Investments (2.1%)
State Street Institutional Liquid Reserves Fund Premier Class (Cost $1,839)	1,838,964	1,839
Total Investments## (100.1%) (Cost $79,178)		89,645
Liabilities, less cash, receivables and other assets [(0.1%)]		(66)
Total Net Assets (100.0%)		$89,579

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Texas Instruments, Inc.	5.3%
2	Newell Rubbermaid, Inc.	4.9%
3	American Express Co.	4.5%
4	Danaher Corp.	4.4%
5	Progressive Corp.	4.2%
6	eBay, Inc.	3.7%
7	U.S. Bancorp	3.6%
8	Unilever NV	3.5%
9	Intuit, Inc.	3.4%
10	Becton, Dickinson & Co.	3.4%
	Number of Shares	Value† (000's)[z]
Common Stocks (95.2%)
Airlines (1.9%)
Ryanair Holdings PLC ADR	759,897	$48,139
Auto Components (2.2%)
BorgWarner, Inc.	900,295	55,332
Banks (3.6%)
U.S. Bancorp	2,007,845	89,570
Commercial Services & Supplies (1.6%)
Herman Miller, Inc.	1,256,920	38,927
Consumer Finance (4.5%)
American Express Co.	1,381,112	112,685
Diversified Financial Services (3.0%)
Intercontinental Exchange, Inc.	318,594	74,984
Diversified Telecommunication Services (1.4%)
Level 3 Communications, Inc.*	640,244	34,484
Electric Utilities (3.0%)
Eversource Energy	1,459,757	75,542
Energy Equipment & Services (3.3%)
Schlumberger Ltd.	976,813	82,209
Food & Staples Retailing (2.3%)
Costco Wholesale Corp.	384,462	56,501
Food Products (3.5%)
Unilever NV	2,016,590	87,661
Health Care Equipment & Supplies (5.9%)
Abbott Laboratories	1,324,342	62,734
Becton, Dickinson & Co.	577,992	84,803
		147,537
Health Care Providers & Services (1.1%)
Premier, Inc. Class A*	758,747	27,816
	Number of Shares	Value† (000's)[z]
Household Durables (4.9%)
Newell Rubbermaid, Inc.	3,123,058	$122,705
Industrial Conglomerates (7.5%)
3M Co.	447,532	75,476
Danaher Corp.	1,268,402	110,706
		186,182
Industrial Gases (1.9%)
Praxair, Inc.	371,102	47,464
Insurance (4.2%)
Progressive Corp.	3,936,314	104,903
Internet Software & Services (3.7%)
eBay, Inc.*	1,609,540	93,208
IT Services (4.1%)
Alliance Data Systems Corp.*	229,488	63,915
MasterCard, Inc. Class A	419,289	37,790
		101,705
Oil, Gas & Consumable Fuels (3.0%)
Cimarex Energy Co.	186,045	20,406
Noble Energy, Inc.	1,125,243	53,145
		73,551
Pharmaceuticals (4.5%)
Roche Holding AG	228,062	61,911
Sanofi ADR	997,834	48,754
		110,665
Professional Services (4.3%)
ManpowerGroup, Inc.	369,348	29,718
Robert Half International, Inc.	1,240,405	76,855
		106,573
Semiconductors & Semiconductor Equipment (5.3%)
Texas Instruments, Inc.	2,246,971	132,122
	Number of Shares	Value† (000's)[z]
Software (3.4%)
Intuit, Inc.	868,935	$84,834
Specialty Chemicals (0.9%)
Novozymes A/S B Shares	442,723	21,478
Specialty Retail (5.0%)
O'Reilly Automotive, Inc.*	231,721	48,228
TJX Cos., Inc.	1,094,758	75,144
		123,372
Trading Companies & Distributors (5.2%)
NOW, Inc.*	2,574,155	54,701
W.W. Grainger, Inc.	314,209	74,439
		129,140
Total Common Stocks (Cost $1,740,038)		2,369,289
	Principal Amount
Short-Term Investments (4.9%)
Certificates of Deposit (0.0%)
Carver Federal Savings Bank Self Help Credit Union, 0.25%, due 3/23/15	$100,000	100
Self Help Credit Union, 0.25%, due 4/14/15	250,000	250
Self Help Credit Union, 0.25%, due 5/18/15	250,000	250
		600	#

See Notes to Schedule of Investments

Schedule of Investments Socially Responsive Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Money Market Fund (4.9%)
State Street Institutional Treasury Money Market Fund Premier Class	120,927,071	$120,927
Total Short-Term Investments (Cost $121,527)		121,527
Total Investments## (100.1%) (Cost $1,861,565)		2,490,816
Liabilities, less cash, receivables and other assets [(0.1%)]		(2,698)
Total Net Assets (100.0%)		$2,488,118

See Notes to Schedule of Investments

Schedule of Investments Value Fund (Unaudited) 2/28/15

TOP TEN EQUITY HOLDINGS

1	Exxon Mobil Corp.	4.7%
2	JPMorgan Chase & Co.	4.4%
3	Carnival Corp.	3.9%
4	Wal-Mart Stores, Inc.	3.8%
5	United Continental Holdings, Inc.	3.7%
6	Cisco Systems, Inc.	3.4%
7	Ralph Lauren Corp.	3.3%
8	American Airlines Group, Inc.	3.3%
9	Target Corp.	3.3%
10	Delta Air Lines, Inc.	3.0%
	Number of Shares	Value† (000's)[z]
Common Stocks (92.3%)
Air Freight & Logistics (1.2%)
United Parcel Service, Inc. Class B	3,252	$331
Airlines (10.0%)
American Airlines Group, Inc.	19,173	919
Delta Air Lines, Inc.	18,830	838
United Continental Holdings, Inc.*	15,544	1,013
		2,770
Automobiles (1.6%)
General Motors Co.	11,923	445
Banks (9.4%)
Citigroup, Inc.	8,028	421
JPMorgan Chase & Co.	19,601	1,201
M&T Bank Corp.	3,421	414
Regions Financial Corp.	27,239	262
Wells Fargo & Co.	5,379	294
		2,592
Capital Markets (4.2%)
Bank of New York Mellon Corp.	7,726	302
Goldman Sachs Group, Inc.	2,152	409
Morgan Stanley	12,376	443
		1,154
Communications Equipment (3.7%)
Cisco Systems, Inc.	31,878	941
Juniper Networks, Inc.	3,379	81
		1,022
Construction Materials (1.5%)
Vulcan Materials Co.	4,884	405
Distributors (0.9%)
LKQ Corp.*	10,626	261
Diversified Financial Services (4.0%)
CME Group, Inc.	7,549	724
Intercontinental Exchange, Inc.	1,600	377
		1,101
	Number of Shares	Value† (000's)[z]
Electric Utilities (1.4%)
Exelon Corp.	11,403	$387
Electrical Equipment (1.9%)
Eaton Corp. PLC	7,362	523
Energy Equipment & Services (0.6%)
McDermott International, Inc.*	27,893	70
Schlumberger Ltd.	1,252	105
		175
Food & Staples Retailing (3.8%)
Wal-Mart Stores, Inc.	12,415	1,042
Health Care Equipment & Supplies (1.8%)
Hologic, Inc.*	9,980	323
Medtronic PLC	2,399	186
		509
Health Care Providers & Services (2.8%)
Tenet Healthcare Corp.*	7,685	356
UnitedHealth Group, Inc.	3,645	414
		770
Hotels, Restaurants & Leisure (3.9%)
Carnival Corp.	24,313	1,070
Household Durables (0.7%)
Lennar Corp. Class A	4,060	204
Insurance (3.4%)
Lincoln National Corp.	8,541	492
MetLife, Inc.	5,153	262
Willis Group Holdings PLC	3,549	170
		924
IT Services (1.0%)
Teradata Corp.*	6,221	277
Machinery (1.6%)
Caterpillar, Inc.	1,824	151
Illinois Tool Works, Inc.	2,951	292
		443
Media (0.7%)
Twenty-First Century Fox, Inc. Class A	5,175	181
	Number of Shares	Value† (000's)[z]
Metals & Mining (3.5%)
Newmont Mining Corp.	16,590	$437
United States Steel Corp.	21,946	525
		962
Multiline Retail (6.9%)
JC Penney Co., Inc.*	64,767	550
Kohl's Corp.	5,971	441
Target Corp.	11,832	909
		1,900
Oil, Gas & Consumable Fuels (6.6%)
Antero Resources Corp.*	684	27
Devon Energy Corp.	3,743	231
Exxon Mobil Corp.	14,604	1,293
Range Resources Corp.	5,163	256
Valero Energy Corp.	170	10
		1,817
Pharmaceuticals (3.2%)
Pfizer, Inc.	14,248	489
Teva Pharmaceutical Industries Ltd. ADR	6,969	397
		886
Professional Services (0.5%)
Towers Watson & Co. Class A	1,120	147
Semiconductors & Semiconductor Equipment (1.9%)
Intel Corp.	15,701	522
Software (4.0%)
CA, Inc.	16,892	549
FireEye, Inc.*	5,919	262
Microsoft Corp.	6,434	282
		1,093
Specialty Retail (2.3%)
American Eagle Outfitters, Inc.	15,201	227
DSW, Inc. Class A	10,871	410
		637
Textiles, Apparel & Luxury Goods (3.3%)
Ralph Lauren Corp.	6,709	922
Total Common Stocks (Cost $23,857)		25,472

See Notes to Schedule of Investments

Schedule of Investments Value Fund (Unaudited) (cont'd)

	Number of Shares	Value† (000's)[z]
Short-Term Investments (7.8%)
State Street Institutional Treasury Money Market Fund Premier Class (Cost $2,148)	2,147,983	$2,148
Total Investments## (100.1%) (Cost $26,005)		27,620
Liabilities, less cash, receivables and other assets [(0.1%)]		(36)
Total Net Assets (100.0%)		$27,584

See Notes to Schedule of Investments

Notes to Schedule of Investments (Unaudited)

†  In accordance with Accounting Standards Codification ("ASC") 820 "Fair Value Measurement" ("ASC 820"), all investments held by each of Neuberger Berman All Cap Core Fund ("All Cap Core") (formerly, Neuberger Berman Select Equities Fund), Neuberger Berman Emerging Markets Equity Fund ("Emerging Markets Equity"), Neuberger Berman Equity Income Fund ("Equity Income"), Neuberger Berman Focus Fund ("Focus"), Neuberger Berman Genesis Fund ("Genesis"), Neuberger Berman Global Equity Fund ("Global Equity"), Neuberger Berman Global Real Estate Fund ("Global Real Estate"), Neuberger Berman Global Thematic Opportunities Fund ("Global Thematic Opportunities"), Neuberger Berman Greater China Equity Fund ("Greater China Equity"), Neuberger Berman Guardian Fund ("Guardian"), Neuberger Berman International Equity Fund ("International Equity"), Neuberger Berman International Select Fund ("International Select"), Neuberger Berman Intrinsic Value Fund ("Intrinsic Value"), Neuberger Berman Large Cap Disciplined Growth Fund ("Large Cap Disciplined Growth"), Neuberger Berman Large Cap Value Fund ("Large Cap Value"), Neuberger Berman Mid Cap Growth Fund ("Mid Cap Growth"), Neuberger Berman Mid Cap Intrinsic Value Fund ("Mid Cap Intrinsic Value"), Neuberger Berman Multi-Cap Opportunities Fund ("Multi-Cap Opportunities"), Neuberger Berman Real Estate Fund ("Real Estate"), Neuberger Berman Small Cap Growth Fund ("Small Cap Growth"), Neuberger Berman Socially Responsive Fund ("Socially Responsive") and Neuberger Berman Value Fund ("Value") (each individually a "Fund," and collectively, the "Funds") are carried at the value that Neuberger Berman Management LLC ("Management") believes a Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment under current market conditions. Various inputs, including the volume and level of activity for the asset or liability in the market, are considered in valuing the Funds' investments, some of which are discussed below. Significant management judgment may be necessary to value investments in accordance with ASC 820.

ASC 820 established a three-tier hierarchy of inputs to create a classification of value measurements for disclosure purposes. The three-tier hierarchy of inputs is summarized in the three broad Levels listed below.

•  Level 1 – quoted prices in active markets for identical investments

•  Level 2 – other observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, amortized cost, etc.)

•  Level 3 – unobservable inputs (including a Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing an investment are not necessarily an indication of the risk associated with investing in those securities.

The value of the Funds' investments in equity securities, exchange traded funds, preferred stocks, convertible preferred stocks, rights and written option contracts, for which market quotations are readily available, is generally determined by Management by obtaining valuations from an independent pricing service based on the latest sale price quoted on a principal exchange or market for that security (Level 1 inputs). Securities traded primarily on the NASDAQ Stock Market are normally valued at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. If there is no reported sale of a security on a particular day, the independent pricing service may value the security based on reported market quotations.

The value of the Funds' investments in convertible bonds is determined by Management primarily by obtaining valuations from independent pricing services based on readily available bid quotations or, if quotations are not available, by methods which include various considerations such as yields or prices of securities of comparable

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

quality, coupon, maturity and type, indications as to values from dealers, and general market conditions (generally Level 2 inputs).

Other Level 2 inputs used by an independent pricing service to value convertible bonds generally include underlying stock data, dealer quotes, conversion premiums, listed bond and preferred stock prices and other market information which may include benchmark curves, trade execution data, and sensitivity analysis, when available.

The value of participatory notes is determined by Management by obtaining valuations from an independent pricing service based on the underlying equity security and applicable exchange rate.

Management has developed a process to periodically review information provided by independent pricing services for all types of securities.

Certificates of deposit are valued at amortized cost.

Investments in investment companies are valued using the respective fund's daily calculated net asset value per share (Level 2 inputs).

If a valuation is not available from an independent pricing service, or if Management has reason to believe that the valuation received does not represent the amount a Fund might reasonably expect to receive on a current sale in an orderly transaction, Management seeks to obtain quotations from brokers or dealers (generally considered Level 2 or Level 3 inputs depending on the number of quotes available). If such quotations are not readily available, the security is valued using methods the Neuberger Berman Equity Funds' Board of Trustees (the "Board") has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security. Numerous factors may be considered when determining the fair value of a security based on Level 2 or Level 3 inputs, including available analyst, media or other reports, trading in futures or American Depositary Receipts ("ADRs") and whether the issuer of the security being fair valued has other securities outstanding.

The value of the Funds' investments in foreign securities is generally determined using the same valuation methods and inputs as other Fund investments, as discussed above. Foreign security prices expressed in local currency values are translated from the local currency into U.S. dollars using the exchange rates as of the end of regular trading on the New York Stock Exchange ("NYSE") on business days, usually 4:00 p.m., Eastern time. The Board has approved the use of Interactive Data Pricing and Reference Data, Inc. ("Interactive") to assist in determining the fair value of foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that a Fund could expect to receive for those securities or on days when foreign markets are closed and U.S. markets are open. In each of these events, Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors (Level 2 inputs). In the absence of precise information about the market values of these foreign securities as of the close of the NYSE, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices a Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade.

Fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security is next quoted or next trades.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

The following is a summary, categorized by Level, of inputs used to value the Funds' investments as of February 28, 2015:

Asset Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3§§	Total
All Cap Core
Investments:
Common Stocks§	$71,246	$—	$—	$71,246
Short-Term Investments	—	3,843	—	3,843
Total Investments	71,246	3,843	—	75,089
Emerging Markets Equity
Investments:
Common Stocks§
Qatar	—	7,409	—	7,409
Russia	10,566	10,503	—	21,069
Taiwan, Province of China	—	33,073	—	33,073
Thailand	—	7,195	—	7,195
Other Common Stocksß	458,760	—	—	458,760
Total Common Stocks	469,326	58,180	—	527,506
Short-Term Investments	—	12,556	—	12,556
Total Investments	469,326	70,736	—	540,062
Equity Income
Investments:
Common Stocks§	2,304,970	—	—	2,304,970
Preferred Stocks	11,148	—	—	11,148
Convertible Bonds	—	76,739	—	76,739
Short-Term Investments	—	26,876	—	26,876
Total Investments	2,316,118	103,615	—	2,419,733
Focus
Investments:
Common Stocks§	826,117	—	—	826,117
Short-Term Investments	—	20,197	—	20,197
Total Investments	826,117	20,197	—	846,314
Genesis
Investments:
Common Stocks§	12,371,494	—	—	12,371,494
Short-Term Investments	—	74,999	—	74,999
Total Investments	12,371,494	74,999	—	12,446,493

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Global Equity
Investments:
Common Stocks§
Israel	$72	$38	$—	$110
Other Common Stocksß	3,611	—	—	3,611
Total Common Stocks	3,683	38	—	3,721
Short-Term Investments	—	269	—	269
Total Investments	3,683	307	—	3,990
Global Real Estate
Investments:
Common Stocks§	2,946	—	—	2,946
Short-Term Investments	—	49	—	49
Total Investments	2,946	49	—	2,995
Global Thematic Opportunities
Investments:
Common Stocks§	73,914	—	—	73,914
Exchange Traded Funds	1,884	—	—	1,884
Convertible Bonds	—	775	—	775
Short-Term Investments	—	1,687	—	1,687
Total Investments	75,798	2,462	—	78,260
Greater China Equity
Investments:
Common Stocks§	79,349	—	—	79,349
Participatory Notes§	28,533	—	—	28,533
Short-Term Investments	—	14,624	—	14,624
Total Investments	107,882	14,624	—	122,506
Guardian
Investments:
Common Stocks§	1,484,145	—	—	1,484,145
Short-Term Investments	—	47,403	—	47,403
Total Investments	1,484,145	47,403	—	1,531,548
International Equity
Investments:
Common Stocks§
Israel	26,391	12,412	—	38,803
Other Common Stocksß	1,072,693	—	—	1,072,693
Total Common Stocks	1,099,084	12,412	—	1,111,496
Short-Term Investments	—	44,573	—	44,573
Total Investments	1,099,084	56,985	—	1,156,069

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
International Select
Investments:
Common Stocks§
Israel	$6,612	$3,419	$—	$10,031
Other Common Stocksß	233,816	—	—	233,816
Total Common Stocks	240,428	3,419	—	243,847
Short-Term Investments	—	4,610	—	4,610
Total Investments	240,428	8,029	—	248,457
Intrinsic Value
Investments:
Common Stocks§	339,602	—	—	339,602
Short-Term Investments	—	19,194	—	19,194
Total Investments	339,602	19,194	—	358,796
Large Cap Disciplined Growth
Investments:
Common Stocks§	98,953	—	—	98,953
Short-Term Investments	—	948	—	948
Total Investments	98,953	948	—	99,901
Large Cap Value
Investments:
Common Stocks§	1,564,218	—	—	1,564,218
Short-Term Investments	—	75,069	—	75,069
Total Investments	1,564,218	75,069	—	1,639,287
Mid Cap Growth
Investments:
Common Stocks§	1,047,508	—	—	1,047,508
Exchange Traded Funds	24,490	—	—	24,490
Short-Term Investments	—	40,022	—	40,022
Total Investments	1,071,998	40,022	—	1,112,020
Mid Cap Intrinsic Value
Investments:
Common Stocks§	89,836	—	—	89,836
Rights§	—	—	7	7
Short-Term Investments	—	9,982	—	9,982
Total Investments	89,836	9,982	7	99,825

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Level 1	Level 2	Level 3§§	Total
Multi-Cap Opportunities
Investments:
Common Stocks§	$2,623,432	$—	$—	$2,623,432
Short-Term Investments	—	519	—	519
Total Investments	2,623,432	519	—	2,623,951
Real Estate
Investments:
Common Stocks§	1,071,859	—	—	1,071,859
Short-Term Investments	—	12,846	—	12,846
Total Investments	1,071,859	12,846	—	1,084,705
Small Cap Growth
Investments:
Common Stocks§	87,806	—	—	87,806
Short-Term Investments	—	1,839	—	1,839
Total Investments	87,806	1,839	—	89,645
Socially Responsive
Investments:
Common Stocks§	2,369,289	—	—	2,369,289
Short-Term Investments§	—	121,527	—	121,527
Total Investments	2,369,289	121,527	—	2,490,816
Value
Investments:
Common Stocks§	25,472	—	—	25,472
Short-Term Investments	—	2,148	—	2,148
Total Investments	25,472	2,148	—	27,620

§  The Schedule of Investments (or Summary Schedule of Investments by Industry for the global/international funds) provides information on the industry categorization for the portfolio.

ß  Represents a geographic location and/or industry where all securities were Level 1 securities. Please refer to the Schedule of Investments for additional information.

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

§§  The following is a reconciliation between the beginning and ending balances of investments in which unobservable inputs (Level 3) were used in determining value:

Mid Cap Intrinsic Value

	Beginning balance, as of 9/1/14	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ (depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of 2/28/15	Net change in unrealized appreciation/ (depreciation) from investments still held as of 2/28/15
Investments in Securities:
Rights
Food & Staples Retailing	$—	$—	$—	$(15)	$22	$—	$—	$—	$7	$(15)
Total	$—	$—	$—	$(15)	$22	$—	$—	$—	$7	$(15)

As of the period ended February 28, 2015, Mid Cap Intrinsic Value's Level 3 investments did not have a material impact on the Fund's net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

As of the period ended February 28, 2015, certain securities were transferred from one level (as of August 31, 2014) to another. Based on beginning of period market values as of August 31, 2014, approximately $34,649,000 was transferred from Level 1 to Level 2 for Emerging Markets Equity. Interactive provided adjusted prices for these securities as of February 28, 2015, as stated in the description of the valuation methods of foreign equity securities in footnote † above. In addition, approximately $43,499,000 was transferred from Level 2 to Level 1 for Emerging Markets Equity due to active market activity on recognized exchanges as of February 28, 2015. These securities had been categorized as Level 2 as of August 31, 2014, due to foreign exchanges having been closed and, therefore, no prices having been readily available for the securities as of that date.

The following is a summary, categorized by Level, of inputs used to value the Fund's derivatives as of February 28, 2015:

Liability Valuation Inputs

(000's omitted)	Level 1	Level 2	Level 3	Total
Equity Income
Option Contracts	$(1,301)	$—	$—	$(1,301)

#  At cost, which approximates market value.

##  At February 28, 2015, selected fund information on a U.S. federal income tax basis was as follows:

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
All Cap Core	$67,688	$8,821	$1,420	$7,401
Emerging Markets Equity	506,387	76,617	42,942	33,675
Equity Income	2,101,684	365,231	47,182	318,049
Focus	684,089	175,016	12,791	162,225
Genesis	6,527,465	6,088,077	169,049	5,919,028

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Global Equity	$3,610	$530	$150	$380
Global Real Estate	2,921	94	20	74
Global Thematic Opportunities	68,145	12,358	2,243	10,115
Greater China Equity	115,602	9,532	2,628	6,904
Guardian	1,125,574	432,680	26,706	405,974
International Equity	982,211	202,194	28,336	173,858
International Select	202,560	50,345	4,448	45,897
Intrinsic Value	280,660	94,172	16,036	78,136
Large Cap Disciplined Growth	83,228	19,155	2,482	16,673
Large Cap Value	1,478,284	199,805	38,802	161,003
Mid Cap Growth	775,014	344,393	7,387	337,006
Mid Cap Intrinsic Value	80,056	22,044	2,275	19,769
Multi-Cap Opportunities	2,132,173	560,337	68,559	491,778
Real Estate	912,843	181,074	9,212	171,862
Small Cap Growth	79,447	10,781	583	10,198
Socially Responsive	1,860,179	659,138	28,501	630,637
Value	26,085	2,219	684	1,535

*  Security did not produce income during the last twelve months.

‡‡  At February 28, 2015, Equity Income had outstanding call and put options written as follows:

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
AvalonBay Communities, Inc., Call	100	185	July 2015	$(9,000)
BlackRock, Inc., Call	99	410	July 2015	(37,000)
BlackRock, Inc., Call	100	430	July 2015	(11,000)
Bristol-Myers Squibb Co., Call	115	65	June 2015	(14,000)
Carlyle Group LP, Put	390	25	March 2015	(14,000)
Carlyle Group LP, Put	400	27.5	March 2015	(71,000)
CME Group, Inc., Call	400	95	June 2015	(164,000)
CME Group, Inc., Call	400	100	June 2015	(70,000)
CME Group, Inc., Call	65	105	September 2015	(11,000)
E.I. du Pont de Nemours & Co., Call	500	82.5	July 2015	(65,000)
Eli Lilly & Co., Call	300	72.5	April 2015	(35,000)
Equity Residential, Call	300	77.5	July 2015	(75,000)
Equity Residential, Call	200	82.5	July 2015	(22,000)
Equity Residential, Call	200	85	July 2015	(10,000)
Extra Space Storage, Inc., Call	50	75	September 2015	(2,000)
Hasbro, Inc., Call	300	62.5	July 2015	(86,000)
Hasbro, Inc., Call	300	70	January 2016	(42,000)
Home Depot, Inc., Call	250	110	May 2015	(156,000)
Honeywell International, Inc., Call	61	110	June 2015	(5,000)
Honeywell International, Inc., Call	200	105	June 2015	(49,000)
Norfolk Southern Corp., Call	400	115	June 2015	(84,000)

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

Name of Issuer	Contracts	Exercise Price	Expiration Date	Market Value of Optionsµ
Norfolk Southern Corp., Call	400	120	June 2015	$(36,000)
Public Storage, Call	150	220	September 2015	(21,000)
Simon Property Group, Inc., Call	300	190	April 2015	(156,000)
Simon Property Group, Inc., Call	100	200	July 2015	(40,000)
Simon Property Group, Inc., Call	100	210	July 2015	(16,000)
			Total	$(1,301,000)

  µ  Rounded to the nearest thousand.

At February 28, 2015, Equity Income had deposited $2,178,750 in a segregated account to cover requirements on put options written.

@  All or a portion of this security is pledged in connection with outstanding call options written.

Ø  All or a portion of this security was purchased on a when-issued basis. At February 28, 2015, these securities amounted to $821,000 for Greater China Equity.

ØØ  All or a portion of this security is segregated in connection with obligations for when-issued security purchase commitments.

ñ  Securities were purchased under Rule 144A of the Securities Act of 1933, as amended (the "1933 Act"), or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors. These securities have been deemed by the investment manager to be liquid. At February 28, 2015, these securities amounted to approximately $3,566,000 or 0.7% of net assets for Emerging Markets Equity, approximately $20,080,000 or 0.8% of net assets for Equity Income, approximately $5,348,000 or 4.5% of net assets for Greater China Equity and approximately $7,000 or 0.0% of net assets for Mid Cap Intrinsic Value.

a  Effective September 2, 2014. Formerly, Neuberger Berman Select Equities Fund through September 1, 2014.

b  These securities have been deemed by the investment manager to be illiquid. Restricted securities subject to restrictions on resale. Securities were purchased under Rule 144A of the 1933 Act or are private placements and, unless registered under the 1933 Act or exempted from registration, may only be sold to qualified institutional investors.

At February 28, 2015, these securities amounted to approximately $5,154,000 or 4.4% of net assets for Greater China Equity.

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of February 28, 2015	Fair Value Percentage of Net Assets as of February 28, 2015
Greater China Equity	China Vanke Co. Ltd., Class A	4/24/2014	$19	0.0%	$29	0.0%
	China Vanke Co. Ltd., Class A	8/22/2014	32	0.0%	43	0.0%
	China Vanke Co. Ltd., Class A	2/16/2015	853	0.9%	848	0.7%
	Huadong Medicine Co. Ltd., Class A	11/25/2014	418	0.5%	408	0.4%

See Notes to Financial Statements

Notes to Schedule of Investments (Unaudited) (cont'd)

(000's omitted)	Restricted Security	Acquisition Date	Acquisition Cost	Acquisition Cost Percentage of Net Assets as of Acquisition Date	Value as of February 28, 2015	Fair Value Percentage of Net Assets as of February 28, 2015
	Huadong Medicine Co. Ltd., Class A	11/26/2014	$216	0.2%	$213	0.2%
	Huadong Medicine Co. Ltd., Class A	12/8/2014	95	0.1%	96	0.1%
	Huadong Medicine Co. Ltd., Class A	12/16/2014	335	0.4%	323	0.3%
	Huadong Medicine Co. Ltd., Class A	12/18/2014	211	0.2%	202	0.2%
	Huadong Medicine Co. Ltd., Class A	12/22/2014	118	0.1%	122	0.1%
	Huadong Medicine Co. Ltd., Class A	12/24/2014	131	0.2%	135	0.1%
	Huadong Medicine Co. Ltd., Class A	2/27/2015	187	0.2%	188	0.2%
	Tasly Pharmaceutical Group Co. Class A	11/21/2014	273	0.3%	291	0.2%
	Tasly Pharmaceutical Group Co. Class A	12/15/2014	421	0.5%	434	0.4%
	Tasly Pharmaceutical Group Co. Class A	12/30/2014	72	0.1%	77	0.1%
	Tasly Pharmaceutical Group Co. Class A	2/27/2015	101	0.1%	100	0.1%
	Zhengzhou Yutong Bus Co. Ltd., Class A	1/13/2015	472	0.5%	494	0.4%
	Zhengzhou Yutong Bus Co. Ltd., Class A	1/14/2015	472	0.5%	504	0.4%
	Zhengzhou Yutong Bus Co. Ltd., Class A	1/16/2015	485	0.5%	523	0.4%
	Zhengzhou Yutong Bus Co. Ltd., Class A	2/27/2015	125	0.1%	124	0.1%

z  A zero balance, if any, may reflect actual amounts rounding to less than $1,000.

^  Affiliated issuer (see Note F of Notes to Financial Statements).

f  Value of the security was determined using methods the Board has approved in the good-faith belief that the resulting valuation will reflect the fair value of the security.

k  See Note A-11 in the Notes to Financial Statements for the Fund's open positions in derivatives at February 28, 2015.

See Notes to Financial Statements

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Statements of Assets and Liabilities (Unaudited)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$75,089	$540,062	$2,419,733	$846,314	$7,950,017	$3,990	$2,995	$78,260	$122,506	$1,531,548
Affiliated issuers	—	—	—	—	4,496,476	—	—	—	—	—
	75,089	540,062	2,419,733	846,314	12,446,493	3,990	2,995	78,260	122,506	1,531,548
Cash	—	—	—	—	180,499	—	—	—	—	—
Foreign currency*	—	—	288	—	—	—	1	—	31	—
Cash collateral segregated for open option contracts	—	—	2,179	—	—	—	—	—	—	—
Dividends and interest receivable	56	729	10,350	1,310	14,799	21	2	137	—	2,659
Receivable for securities sold	1,487	587	11,121	409	59,088	—	—	36	516	—
Receivable for Fund shares sold	92	465	2,540	235	14,675	7	—	24	4,658	470
Receivable from Management—net (Note B)	6	67	—	—	—	25	30	11	—	—
Prepaid expenses and other assets	29	47	47	58	242	13	49	14	15	111
Total Assets	76,759	541,957	2,446,258	848,326	12,715,796	4,056	3,077	78,482	127,726	1,534,788
Liabilities
Option contracts written, at value** (Note A)	—	—	1,301	—	—	—	—	—	—	—
Due to custodian	—	—	6,825	—	—	—	—	35	—	—
Payable for securities purchased	—	1,839	10,875	—	56,901	68	—	199	9,358	1,931
Payable for Fund shares redeemed	353	1,022	2,508	795	17,779	—	—	55	6	839
Payable to investment manager—net (Note B)	32	408	869	334	6,411	2	2	53	84	572
Payable to administrator—net (Note B)	—	—	760	192	2,155	—	—	—	—	335
Payable to trustees	5	5	5	5	5	5	5	5	5	5
Payable for organization costs	—	—	—	—	—	—	41	—	—	—
Accrued expenses and other payables	59	378	323	182	1,405	62	34	68	84	335
Total Liabilities	449	3,652	23,466	1,508	84,656	137	82	415	9,537	4,017
Net Assets	$76,310	$538,305	$2,422,792	$846,818	$12,631,140	$3,919	$2,995	$78,067	$118,189	$1,530,771
Net Assets consist of:
Paid-in capital	$66,685	$542,466	$2,029,721	$675,093	$6,320,661	$1,028	$2,907	$71,447	$103,183	$1,084,412
Undistributed net investment income (loss)	(71)	—	—	1,469	5,524	—	—	—	—	2,251
Distributions in excess of net investment income	—	(605)	(1,172)	—	—	(23)	—	(248)	(582)	—
Accumulated net realized gains (losses) on investments	2,289	(37,817)	72,279	7,384	369,582	2,503	14	(3,055)	7,802	38,543
Net unrealized appreciation (depreciation) in value of investments	7,407	34,261	321,964	162,872	5,935,373	411	74	9,923	7,786	405,565
Net Assets	$76,310	$538,305	$2,422,792	$846,818	$12,631,140	$3,919	$2,995	$78,067	$118,189	$1,530,771
Net Assets
Investor Class	$—	$—	$—	$686,448	$2,269,142	$—	$—	$—	$—	$1,181,518
Trust Class	—	—	—	120,650	2,521,195	—	—	—	—	129,791
Advisor Class	—	—	—	6,670	528,419	—	—	—	—	370
Institutional Class	51,819	422,163	1,628,116	24,256	4,323,357	3,398	2,063	77,748	114,209	130,978
Class A	12,985	16,328	343,509	5,986	—	369	675	195	3,846	84,292
Class C	11,506	6,996	447,289	2,808	—	152	257	124	134	3,032
Class R3	—	763	3,878	—	—	—	—	—	—	790
Class R6	—	92,055	—	—	2,989,027	—	—	—	—	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	—	—	—	26,090	60,503	—	—	—	—	63,311
Trust Class	—	—	—	7,177	41,337	—	—	—	—	9,875
Advisor Class	—	—	—	749	18,596	—	—	—	—	24
Institutional Class	5,618	25,729	127,745	921	74,160	505	200	7,536	9,027	7,007
Class A	1,436	999	27,050	359	—	55	65	19	305	6,484
Class C	1,367	441	35,450	328	—	24	25	12	11	198
Class R3	—	48	306	—	—	—	—	—	—	51
Class R6	—	5,607	—	—	51,275	—	—	—	—	—
Net Asset Value, offering and redemption price per share
Investor Class	$—	$—	$—	$26.31	$37.50	$—	$—	$—	$—	$18.66
Trust Class	—	—	—	16.81	60.99	—	—	—	—	13.14
Advisor Class	—	—	—	8.91	28.42	—	—	—	—	15.68
Institutional Class	9.22	16.41	12.75	26.34	58.30	6.73	10.31	10.32	12.65	18.69
Class R3	—	16.06	12.67	—	—	—	—	—	—	15.64
Class R6	—	16.42	—	—	58.29	—	—	—	—	—
Net Asset Value and redemption price per share
Class A	$9.04	$16.34	$12.70	$16.66	$—	$6.67	$10.31	$10.26	$12.60	$13.00
Offering Price per share
Class A‡	$9.59	$17.34	$13.47	$17.68	$—	$7.08	$10.94	$10.89	$13.37	$13.79
Net Asset Value and offering price per share
Class C^	$8.42	$15.87	$12.62	$8.56	$—	$6.46	$10.30	$10.06	$12.52	$15.30
*Cost of Investments:
Unaffiliated issuers	$67,682	$505,797	$2,097,384	$683,442	$4,073,583	$3,577	$2,921	$68,335	$114,719	$1,125,947
Affiliated issuers	—	—	—	—	2,437,538	—	—	—	—	—
Total cost of investments	$67,682	$505,797	$2,097,384	$683,442	$6,511,121	$3,577	$2,921	$68,335	$114,719	$1,125,947
Total cost of foreign currency	$—	$—	$289	$—	$—	$—	$1	$—	$31	$—
**Premium received from option contracts written	$—	$—	$913	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$1,156,069	$248,457	$358,796	$99,901	$1,639,287	$1,112,020	$99,825	$2,623,951	$1,084,705	$89,645
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
	1,156,069	248,457	358,796	99,901	1,639,287	1,112,020	99,825	2,623,951	1,084,705	89,645
Cash	—	—	—	—	—	—	—	—	—	—
Foreign currency*	1,758	—	—	—	—	—	—	—	—	—
Cash collateral segregated for open option contracts	—	—	—	—	—	—	—	—	—	—
Dividends and interest receivable	2,861	588	61	111	3,750	341	46	4,753	661	17
Receivable for securities sold	—	—	—	2,478	6,130	2,574	—	9,274	14,236	—
Receivable for Fund shares sold	2,504	218	1,945	60	184	1,067	71	1,139	1,703	28
Receivable from Management—net (Note B)	—	—	—	—	—	—	—	—	—	16
Prepaid expenses and other assets	63	36	45	42	105	65	32	51	60	39
Total Assets	1,163,255	249,299	360,847	102,592	1,649,456	1,116,067	99,974	2,639,168	1,101,365	89,745
Liabilities
Option contracts written, at value** (Note A)	—	—	—	—	—	—	—	—	—	—
Due to custodian	—	—	—	—	—	—	5	—	—	—
Payable for securities purchased	12,952	—	3,018	—	8,756	3,765	898	7,578	9,790	—
Payable for Fund shares redeemed	544	51	140	283	2,233	777	153	3,263	5,958	28
Payable to investment manager—net (Note B)	500	103	216	44	611	420	26	1,023	680	57
Payable to administrator—net (Note B)	378	27	14	45	406	211	19	377	119	—
Payable to trustees	5	5	5	5	5	5	5	5	5	5
Payable for organization costs	—	—	—	—	—	—	—	—	—	—
Accrued expenses and other payables	269	108	58	72	279	207	59	265	195	76
Total Liabilities	14,648	294	3,451	449	12,290	5,385	1,165	12,511	16,747	166
Net Assets	$1,148,607	$249,005	$357,396	$102,143	$1,637,166	$1,110,682	$98,809	$2,626,657	$1,084,618	$89,579
Net Assets consist of:
Paid-in capital	$1,231,006	$244,654	$271,594	$62,561	$1,383,100	$759,599	$75,059	$2,065,158	$884,085	$82,104
Undistributed net investment income (loss)	—	—	(846)	131	5,602	(5,265)	—	3,323	—	(847)
Distributions in excess of net investment income	(4,745)	(1,180)	—	—	—	—	(40)	—	(843)	—
Accumulated net realized gains (losses) on investments	(253,200)	(40,412)	7,298	21,757	85,811	19,654	4,075	66,934	28,935	(2,145)
Net unrealized appreciation (depreciation) in value of investments	175,546	45,943	79,350	17,694	162,653	336,694	19,715	491,242	172,441	10,467
Net Assets	$1,148,607	$249,005	$357,396	$102,143	$1,637,166	$1,110,682	$98,809	$2,626,657	$1,084,618	$89,579
Net Assets
Investor Class	$123,442	$—	$—	$10,809	$1,194,163	$443,236	$46,221	$—	$—	$52,930
Trust Class	61,591	12,687	—	—	132,777	77,709	14,199	—	319,712	5,553
Advisor Class	—	—	—	—	200,651	11,899	—	—	—	2,988
Institutional Class	870,597	219,690	319,107	71,907	99,150	418,218	27,858	2,446,370	467,246	20,606
Class A	62,459	9,217	22,503	4,646	6,917	98,519	7,650	129,345	191,798	4,926
Class C	7,128	4,214	15,786	14,588	3,426	6,816	2,450	50,942	43,306	1,900
Class R3	—	3,197	—	193	82	9,631	431	—	27,126	676
Class R6	23,390	—	—	—	—	44,654	—	—	35,430	—
See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015	February 28, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	5,862	—	—	2,644	39,753	31,098	2,049	—	—	1,729
Trust Class	2,621	1,115	—	—	6,469	3,260	745	—	21,107	168
Advisor Class	—	—	—	—	12,511	490	—	—	—	137
Institutional Class	76,387	19,352	21,322	17,379	3,282	28,773	1,234	152,888	30,760	660
Class A	2,665	815	1,531	1,139	337	4,139	402	8,136	12,668	148
Class C	308	377	1,115	3,896	224	287	130	3,292	2,861	89
Class R3	—	285	—	48	5	396	23	—	1,794	31
Class R6	2,034	—	—	—	—	3,067	—	—	2,333	—
Net Asset Value, offering and redemption price per share
Investor Class	$21.06	$—	$—	$4.09	$30.04	$14.25	$22.56	$—	$—	$30.61
Trust Class	23.50	11.38	—	—	20.53	23.84	19.06	—	15.15	33.13
Advisor Class	—	—	—	—	16.04	24.28	—	—	—	21.86
Institutional Class	11.40	11.35	14.97	4.14	30.21	14.54	22.58	16.00	15.19	31.20
Class R3	—	11.22	—	4.01	16.25	24.30	19.06	—	15.12	21.92
Class R6	11.50	—	—	—	—	14.56	—	—	15.19	—
Net Asset Value and redemption price per share
Class A	$23.44	$11.30	$14.70	$4.08	$20.53	$23.80	$19.04	$15.90	$15.14	$33.37
Offering Price per share
Class A‡	$24.87	$11.99	$15.60	$4.33	$21.78	$25.25	$20.20	$16.87	$16.06	$35.41
Net Asset Value and offering price per share
Class C^	$23.16	$11.18	$14.15	$3.74	$15.33	$23.75	$18.85	$15.48	$15.13	$21.29
*Cost of Investments:
Unaffiliated issuers	$980,270	$202,478	$279,446	$82,207	$1,476,634	$775,326	$80,110	$2,132,709	$912,264	$79,178
Affiliated issuers	—	—	—	—	—	—	—	—	—	—
Total cost of investments	$980,270	$202,478	$279,446	$82,207	$1,476,634	$775,326	$80,110	$2,132,709	$912,264	$79,178
Total cost of foreign currency	$1,756	$—	$—	$—	$—	$—	$—	$—	$—	$—
**Premium received from option contracts written	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted except per share amounts)

	SOCIALLY RESPONSIVE FUND	VALUE FUND
	February 28, 2015	February 28, 2015
Assets
Investments in securities, at value* (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$2,490,816	$27,620
Affiliated issuers	—	—
	2,490,816	27,620
Cash	—	—
Foreign currency*	—	—
Cash collateral segregated for open option contracts	—	—
Dividends and interest receivable	6,865	61
Receivable for securities sold	—	101
Receivable for Fund shares sold	3,376	1
Receivable from Management—net (Note B)	—	21
Prepaid expenses and other assets	79	29
Total Assets	2,501,136	27,833
Liabilities
Option contracts written, at value** (Note A)	—	—
Due to custodian	—	—
Payable for securities purchased	3,347	163
Payable for Fund shares redeemed	7,851	15
Payable to investment manager—net (Note B)	881	12
Payable to administrator—net (Note B)	542	—
Payable to trustees	5	5
Payable for organization costs	—	—
Accrued expenses and other payables	392	54
Total Liabilities	13,018	249
Net Assets	$2,488,118	$27,584
Net Assets consist of:
Paid-in capital	$1,779,529	$25,655
Undistributed net investment income (loss)	8,821	53
Distributions in excess of net investment income	—	—
Accumulated net realized gains (losses) on investments	70,575	261
Net unrealized appreciation (depreciation) in value of investments	629,193	1,615
Net Assets	$2,488,118	$27,584
Net Assets
Investor Class	$833,103	$—
Trust Class	385,714	—
Advisor Class	—	—
Institutional Class	760,987	17,238
Class A	148,220	9,673
Class C	52,405	673
Class R3	32,820	—
Class R6	274,869	—

See Notes to Financial Statements

Statements of Assets and Liabilities (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted except per share amounts)

	SOCIALLY RESPONSIVE FUND	VALUE FUND
	February 28, 2015	February 28, 2015
Shares Outstanding ($.001 par value; unlimited shares authorized)
Investor Class	23,566	—
Trust Class	17,694	—
Advisor Class	—	—
Institutional Class	21,509	1,101
Class A	6,863	621
Class C	2,483	44
Class R3	1,534	—
Class R6	7,767	—
Net Asset Value, offering and redemption price per share
Investor Class	$35.35	$—
Trust Class	21.80	—
Advisor Class	—	—
Institutional Class	35.38	15.66
Class R3	21.40	—
Class R6	35.39	—
Net Asset Value and redemption price per share
Class A	$21.60	$15.57
Offering Price per share
Class A‡	$22.92	$16.52
Net Asset Value and offering price per share
Class C^	$21.10	$15.38
*Cost of Investments:
Unaffiliated issuers	$1,861,565	$26,005
Affiliated issuers	—	—
Total cost of investments	$1,861,565	$26,005
Total cost of foreign currency	$—	$—
**Premium received from option contracts written	$—	$—

‡  On single retail sales of less than $50,000. On sales of $50,000 or more or in certain other circumstances described in the Fund's prospectus, offering price is reduced.

^  Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See Notes to Financial Statements

Statements of Operations (Unaudited)

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	Period from December 30, 2014 (Commencement of Operations) to February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$397	$4,427	$39,908	$6,790	$48,159	$82	$7	$726	$102	$11,699
Dividend income—affiliated issuers (Note F)	—	—	—	—	42,359	—	—	—	—	—
Interest income—unaffiliated issuers	—	—	1,055	—	3	—	—	12	—	1
Foreign taxes withheld (Note A)	(6)	(403)	(175)	(92)	(873)	(11)	(1)	(12)	(7)	(92)
Total income	$391	$4,024	$40,788	$6,698	$89,648	$71	$6	$726	$95	$11,608
Expenses:
Investment management fees (Note B)	248	2,749	5,663	2,140	42,720	41	4	340	471	3,665
Administration fees (Note B)	27	168	729	247	3,886	3	—	24	26	448
Administration fees (Note B):
Investor Class	—	—	—	673	2,285	—	—	—	—	1,152
Trust Class	—	—	—	212	4,505	—	—	—	—	221
Advisor Class	—	—	—	11	922	—	—	—	—	1
Institutional Class	28	204	723	5	2,117	5	1	36	37	58
Class A	15	18	383	5	—	—	—	—	3	78
Class C	13	6	439	2	—	—	—	—	—	3
Class R3	—	1	3	—	—	—	—	—	—	1
Class R6	—	8	—	—	277	—	—	—	—	—
Distribution fees (Note B):
Trust Class	—	—	—	62	—	—	—	—	—	65
Advisor Class	—	—	—	8	678	—	—	—	—	—
Class A	19	22	478	6	—	—	—	—	3	97
Class C	68	33	2,194	9	—	1	1	1	1	15
Class R3	—	2	9	—	—	—	—	—	—	2
Shareholder servicing agent fees:
Investor Class	—	—	—	173	716	—	—	—	—	385
Trust Class	—	—	—	6	108	—	—	—	—	5
Advisor Class	—	—	—	1	109	—	—	—	—	—
Institutional Class	3	46	66	1	164	1	1	3	7	5
Class A	2	3	44	1	—	—	—	1	1	5
Class C	1	1	28	—	—	—	—	—	—	—
Class R3	—	—	—	—	—	—	—	—	—	—
Class R6	—	3	—	—	99	—	—	—	—	—
Organization expense (Note A)	—	—	—	—	—	—	87	—	—	—
Audit fees	30	29	31	31	31	28	6	28	28	31
Custodian and accounting fees	27	615	253	107	838	30	12	41	25	166
Insurance expense	1	8	37	12	214	1	—	1	1	22
Legal fees	44	41	41	40	37	39	15	39	52	40
Registration and filing fees	26	47	48	47	124	21	1	22	23	54
Repayment to Management of expenses previously assumed by Management (Note B)	—	—	—	—	9	—	—	—	—	—
Shareholder reports	5	14	92	28	555	—	5	2	1	54
Trustees' fees and expenses	20	19	20	20	19	20	5	20	20	20
Miscellaneous	5	77	87	24	352	4	—	6	5	42
Total expenses	582	4,114	11,368	3,871	60,765	194	138	564	704	6,635

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND	EMERGING MARKETS EQUITY FUND	EQUITY INCOME FUND	FOCUS FUND	GENESIS FUND	GLOBAL EQUITY FUND	GLOBAL REAL ESTATE FUND	GLOBAL THEMATIC OPPORTUNITIES FUND	GREATER CHINA EQUITY FUND	GUARDIAN FUND
	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	Period from December 30, 2014 (Commencement of Operations) to February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015
Expenses reimbursed by Management (Note B)	(128)	(590)	—	(2)	(19)	(131)	(132)	(63)	(55)	—
Investment management fees waived (Note B)	—	—	—	—	—	—	—	—	—	—
Net expenses prior to reimbursement of insurance proceeds	454	3,524	11,368	3,869	60,746	63	6	501	649	6,635
Reimbursement from insurance proceeds (Note G for International Equity Fund)	—	—	—	—	—	—	—	—	—	—
Total net expenses	454	3,524	11,368	3,869	60,746	63	6	501	649	6,635
Net investment income (loss)	$(63)	$500	$29,420	$2,829	$28,902	$8	$—	$225	$(554)	$4,973
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	4,817	(11,849)	66,695	11,533	420,253	3,140	14	313	8,841 *	66,200
Sales of investment securities of affiliated issuers	—	—	—	—	166,167	—	—	—	—	—
Foreign currency	—	(251)	(260)	—	(81)	(12)	—	(19)	(3)	(4)
Option contracts written	—	—	1,001	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(9,513)	(33,994)**	(51,359)	17,166	54,588	(4,364)	74	(2,908)	981 **	11,807
Affiliated investment securities	—	—	—	—	(69,299)	—	—	—	—	—
Foreign currency	—	7	2	—	1	(2)	—	(2)	(1)	(30)
Option contracts written	—	—	149	—	—	—	—	—	—	—
Net gain (loss) on investments	(4,696)	(46,087)	16,228	28,699	571,629	(1,238)	88	(2,616)	9,818	77,973
Net increase (decrease) in net assets resulting from operations	$(4,759)	$(45,587)	$45,648	$31,528	$600,531	$(1,230)	$88	$(2,391)	$9,264	$82,946

*  Net of foreign capital gains tax $(4,450).

**  Change in accrued foreign capital gains tax amounted to $92,069 for Emerging Markets Equity and $155,575 for Greater China Equity.

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$5,611	$1,165	$846	$959	$15,175	$2,116	$721	$20,447	$17,395	$97
Dividend income—affiliated issuers (Note F)	—	—	—	—	—	—	—	—	—	—
Interest income—unaffiliated issuers	7	2	2	1	27	16	3	19	4	1
Foreign taxes withheld (Note A)	(644)	(153)	(1)	(4)	(93)	—	—	(190)	(18)	—
Total income	$4,974	$1,014	$847	$956	$15,109	$2,132	$724	$20,276	$17,381	$98
Expenses:
Investment management fees (Note B)	4,318	650	1,236	396	4,036	2,595	239	6,773	4,167	358
Administration fees (Note B)	321	71	88	43	500	305	26	793	313	25
Administration fees (Note B):
Investor Class	119	—	—	11	1,188	412	43	—	—	50
Trust Class	104	21	—	—	227	119	23	—	534	9
Advisor Class	—	—	—	—	347	18	—	—	—	5
Institutional Class	376	94	119	48	60	173	10	1,108	205	9
Class A	26	9	15	7	3	95	6	130	177	4
Class C	6	4	13	19	3	6	2	51	41	2
Class R3	—	2	—	—	—	8	1	—	25	1
Class R6	2	—	—	—	—	3	—	—	3	—
Distribution fees (Note B):
Trust Class	—	6	—	—	67	—	7	—	157	3
Advisor Class	—	—	—	—	255	13	—	—	—	4
Class A	33	11	19	9	3	119	7	163	221	5
Class C	31	21	66	94	16	31	10	253	207	9
Class R3	—	7	—	—	—	21	1	—	63	1
Shareholder servicing agent fees:
Investor Class	58	—	—	10	319	170	15	—	—	35
Trust Class	18	4	—	—	7	4	5	—	26	2
Advisor Class	—	—	—	—	10	1	—	—	—	1
Institutional Class	32	8	11	2	4	14	1	303	21	1
Class A	4	1	3	1	—	8	1	22	22	1
Class C	1	—	1	1	—	1	—	7	7	—
Class R3	—	—	—	—	—	1	—	—	2	—
Class R6	1	—	—	—	—	1	—	—	1	—
Organization expense (Note A)	—	—	—	—	—	—	—	—	—	—
Audit fees	32	31	13	13	31	13	13	13	32	13
Custodian and accounting fees	309	109	55	48	166	132	42	201	123	49
Insurance expense	17	4	4	4	26	14	1	36	15	1
Legal fees	43	42	42	41	42	40	39	40	39	40
Registration and filing fees	56	44	29	39	58	63	42	50	64	50
Repayment to Management of expenses previously assumed by Management (Note B)	183	—	—	—	2	16	—	—	—	—
Shareholder reports	40	4	12	—	53	64	6	67	59	8
Trustees' fees and expenses	19	20	20	19	19	20	20	20	20	20
Miscellaneous	42	18	10	20	53	30	5	68	31	6
Total expenses	6,191	1,181	1,756	825	7,495	4,510	565	10,098	6,575	712

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL EQUITY FUND	INTERNATIONAL SELECT FUND	INTRINSIC VALUE FUND	LARGE CAP DISCIPLINED GROWTH FUND	LARGE CAP VALUE FUND	MID CAP GROWTH FUND	MID CAP INTRINSIC VALUE FUND	MULTI-CAP OPPORTUNITIES FUND	REAL ESTATE FUND	SMALL CAP GROWTH FUND
	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015
Expenses reimbursed by Management (Note B)	—	(48)	(187)	(132)	—	(2)	(7)	—	(1,234)	(212)
Investment management fees waived (Note B)	(1,122)	—	—	—	—	—	(96)	—	—	—
Net expenses prior to reimbursement of insurance proceeds	5,069	1,133	1,569	693	7,495	4,508	462	10,098	5,341	500
Reimbursement from insurance proceeds (Note G for International Equity Fund)	(280)	—	—	—	—	—	—	—	—	—
Total net expenses	4,789	1,133	1,569	693	7,495	4,508	462	10,098	5,341	500
Net investment income (loss)	$185	$(119)	$(722)	$263	$7,614	$(2,376)	$262	$10,178	$12,040	$(402)
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	23,866	2,534	9,754	27,579	117,067	41,458	4,587	77,016	40,558	5,415
Sales of investment securities of affiliated issuers	—	—	—	—	—	—	—	—	—	—
Foreign currency	(226)	(47)	—	—	—	—	—	(5)	—	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	2,349	4,573	10,865	(24,951)	(102,014)	66,222	945	(21,903)	32,197	4,416
Affiliated investment securities	—	—	—	—	—	—	—	—	—	—
Foreign currency	(198)	(29)	—	—	—	—	—	—	—	—
Option contracts written	—	—	—	—	—	—	—	—	—	—
Net gain (loss) on investments	25,791	7,031	20,619	2,628	15,053	107,680	5,532	55,108	72,755	9,831
Net increase (decrease) in net assets resulting from operations	$25,976	$6,912	$19,897	$2,891	$22,667	$105,304	$5,794	$65,286	$84,795	$9,429

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SOCIALLY RESPONSIVE FUND	VALUE FUND
	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015
Investment Income:
Income (Note A):
Dividend income—unaffiliated issuers	$21,897	$215
Dividend income—affiliated issuers (Note F)	—	—
Interest income—unaffiliated issuers	2	—
Foreign taxes withheld (Note A)	(221)	(1)
Total income	$21,678	$214
Expenses:
Investment management fees (Note B)	5,600	65
Administration fees (Note B)	721	7
Administration fees (Note B):
Investor Class	811	—
Trust Class	670	—
Advisor Class	—	—
Institutional Class	325	7
Class A	138	8
Class C	47	1
Class R3	32	—
Class R6	26	—
Distribution fees (Note B):
Trust Class	197	—
Advisor Class	—	—
Class A	173	11
Class C	236	3
Class R3	80	—
Shareholder servicing agent fees:
Investor Class	328	—
Trust Class	21	—
Advisor Class	—	—
Institutional Class	30	1
Class A	14	1
Class C	4	—
Class R3	2	—
Class R6	10	—
Organization expense (Note A)	—	—
Audit fees	13	31
Custodian and accounting fees	248	20
Insurance expense	35	—
Legal fees	43	39
Registration and filing fees	72	22
Repayment to Management of expenses previously assumed by Management (Note B)	—	—
Shareholder reports	114	—
Trustees' fees and expenses	20	20
Miscellaneous	67	3
Total expenses	10,077	239

See Notes to Financial Statements

Statements of Operations (Unaudited) (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SOCIALLY RESPONSIVE FUND	VALUE FUND
	For the Six Months Ended February 28, 2015	For the Six Months Ended February 28, 2015
Expenses reimbursed by Management (Note B)	—	(136)
Investment management fees waived (Note B)	—	—
Net expenses prior to reimbursement of insurance proceeds	10,077	103
Reimbursement from insurance proceeds (Note G for International Equity Fund)	—	—
Total net expenses	10,077	103
Net investment income (loss)	$11,601	$111
Realized and Unrealized Gain (Loss) on Investments (Note A):
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	99,487	297
Sales of investment securities of affiliated issuers	—	—
Foreign currency	—	—
Option contracts written	—	—
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	47,134	(17)
Affiliated investment securities	—	—
Foreign currency	(48)	—
Option contracts written	—	—
Net gain (loss) on investments	146,573	280
Net increase (decrease) in net assets resulting from operations	$158,174	$391

See Notes to Financial Statements

Statements of Changes in Net Assets

Neuberger Berman Equity Funds
(000's omitted)

	ALL CAP CORE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(63)	$(218)	$500	$5,142	$29,420	$59,668	$2,829	$4,837	$28,902	$38,400
Net realized gain (loss) on investments (Note A)	4,817	15,486	(12,100)	(278)	67,436	168,735	11,533	139,112	586,339	1,370,465
Net increase from payments by affiliates (Note B)	—	12	—	8	—	72	—	15	—	619
Change in net unrealized appreciation (depreciation) of investments (Note A)	(9,513)	4,262	(33,987)	76,492	(51,208)	245,013	17,166	14,347	(14,710)	387,327
Net increase (decrease) in net assets resulting from operations	(4,759)	19,542	(45,587)	81,364	45,648	473,488	31,528	158,311	600,531	1,796,811
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	(3,688)	(4,481)	(7,717)	(14,369)
Trust Class	—	—	—	—	—	—	(975)	(788)	(1,507)	(9,946)
Advisor Class	—	—	—	—	—	—	(81)	(78)	(694)	(1,169)
Institutional Class	—	(37)	(4,661)	(2,211)	(20,547)	(34,499)	(75)	(63)	(14,769)	(29,067)
Class A	—	—	(148)	(44)	(4,067)	(17,649)	(30)	(26)	—	—
Class C	—	—	(18)	—	(3,100)	(6,745)	(15)	(8)	—	—
Class R3	—	—	(4)	(0)	(34)	(58)	—	—	—	—
Class R6	—	—	(901)	(322)	—	—	—	—	(10,902)	(11,801)
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(97,071)	(60,554)	(276,734)	(268,282)
Trust Class	—	—	—	—	—	—	(26,590)	(10,218)	(207,811)	(230,081)
Advisor Class	—	—	—	—	—	—	(2,190)	(1,196)	(82,457)	(85,753)
Institutional Class	(10,035)	(4,589)	—	—	(66,443)	(54,106)	(1,507)	(687)	(386,062)	(405,133)
Class A	(2,289)	(2,810)	—	—	(15,513)	(32,919)	(845)	(346)	—	—
Class C	(2,258)	(1,393)	—	—	(17,805)	(19,266)	(532)	(156)	—	—
Class R3	—	—	—	—	(152)	(121)	—	—	—	—
Class R6	—	—	—	—	—	—	—	—	(224,407)	(148,025)
Total distributions to shareholders	(14,582)	(8,829)	(5,732)	(2,577)	(127,661)	(165,363)	(133,599)	(78,601)	(1,213,060)	(1,203,626)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	5,740	7,131	106,918	326,973
Trust Class	—	—	—	—	—	—	17,199	80,497	99,112	326,902
Advisor Class	—	—	—	—	—	—	960	2,124	56,799	152,697
Institutional Class	18,784	24,829	51,894	187,999	261,826	532,610	14,849	2,677	348,817	1,138,280
Class A	1,585	5,449	3,775	16,283	36,343	124,552	4,965	2,686	—	—
Class C	669	2,667	1,599	3,307	35,879	44,793	1,797	699	—	—
Class R3	—	—	443	591	891	1,334	—	—	—	—
Class R6	—	—	15,476	45,242	—	—	—	—	484,632	1,881,331
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	90,410	57,841	276,966	273,964
Trust Class	—	—	—	—	—	—	27,462	10,913	204,115	233,324
Advisor Class	—	—	—	—	—	—	2,257	1,253	67,182	75,501
Institutional Class	9,084	3,966	2,815	1,376	70,465	65,965	1,390	686	370,058	417,802
Class A	1,946	2,561	100	24	17,118	46,131	791	337	—	—
Class C	1,897	1,139	5	—	14,230	17,727	468	143	—	—
Class R3	—	—	2	—	122	116	—	—	—	—
Class R6	—	—	901	322	—	—	—	—	235,309	159,826
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	ALL CAP CORE FUND		EMERGING MARKETS EQUITY FUND		EQUITY INCOME FUND		FOCUS FUND		GENESIS FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	(33,841)	(74,233)	(373,168)	(671,817)
Trust Class	—	—	—	—	—	—	(26,708)	(28,246)	(623,129)	(997,456)
Advisor Class	—	—	—	—	—	—	(1,579)	(2,419)	(134,117)	(251,670)
Institutional Class	(22,190)	(23,483)	(105,421)	(115,052)	(228,030)	(618,006)	(645)	(17,988)	(1,264,481)	(2,820,340)
Class A	(13,112)	(16,557)	(5,823)	(6,143)	(159,638)	(840,833)	(3,156)	(1,132)	—	—
Class C	(3,545)	(3,385)	(1,021)	(1,261)	(38,565)	(131,062)	(435)	(6)	—	—
Class R3	—	—	(264)	(197)	(439)	(969)	—	—	—	—
Class R6	—	—	(1,073)	(1,841)	—	—	—	—	(335,151)	(357,000)
Net increase (decrease) from Fund share transactions	(4,882)	(2,814)	(36,592)	130,650	10,202	(757,642)	101,924	42,963	(480,138)	(111,683)
Net Increase (Decrease) in Net Assets	(24,223)	7,899	(87,911)	209,437	(71,811)	(449,517)	(147)	122,673	(1,092,667)	481,502
Net Assets:
Beginning of period	100,533	92,634	626,216	416,779	2,494,603	2,944,120	846,965	724,292	13,723,807	13,242,305
End of period	$76,310	$100,533	$538,305	$626,216	$2,422,792	$2,494,603	$846,818	$846,965	$12,631,140	$13,723,807
Undistributed net investment income (loss) at end of period	$(71)	$—	$—	$4,627	$—	$—	$1,469	$3,504	$5,524	$12,211
Distributions in excess of net investment income at end of period	$—	$(8)	$(605)	$—	$(1,172)	$(2,844)	$—	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND	GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Period from December 30, 2014 (Commencement of Operations) to February 28, 2015 (Unaudited)	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$8	$201	$—	$225	$621	$(554)	$534	$4,973	$11,713
Net realized gain (loss) on investments (Note A)	3,128	1,112	14	294	1,087	8,838	4,596	66,196	205,016
Net increase from payments by affiliates (Note B)	—	—	—	—	2	—	—	—	31
Change in net unrealized appreciation (depreciation) of investments (Note A)	(4,366)	5,186	74	(2,910)	7,572	980	6,762	11,777	61,936
Net increase (decrease) in net assets resulting from operations	(1,230)	6,499	88	(2,391)	9,282	9,264	11,892	82,946	278,696
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	—	—	—	—	—	(8,227)	(5,725)
Trust Class	—	—	—	—	—	—	—	(1,087)	(769)
Advisor Class	—	—	—	—	—	—	—	(1)	(8)
Institutional Class	(226)	(124)	—	(585)	(374)	(634)	—	(1,124)	(704)
Class A	(24)	(0)	—	(1)	(1)	(21)	—	(736)	(297)
Class C	(7)	—	—	(0)	—	—	—	—	(0)
Class R3	—	—	—	—	—	—	—	(4)	(2)
Class R6	—	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	—	(147,593)	(104,953)
Trust Class	—	—	—	—	—	—	—	(22,147)	(17,108)
Advisor Class	—	—	—	—	—	—	—	(53)	(197)
Institutional Class	(1,193)	(308)	—	—	—	(4,747)	(798)	(16,293)	(9,818)
Class A	(130)	(2)	—	—	—	(165)	(4)	(13,688)	(5,882)
Class C	(41)	(1)	—	—	—	(7)	(1)	(454)	(363)
Class R3	—	—	—	—	—	—	—	(110)	(58)
Class R6	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(1,621)	(435)	—	(586)	(375)	(5,574)	(803)	(211,517)	(145,884)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	—	—	—	—	—	—	—	12,604	20,340
Trust Class	—	—	—	—	—	—	—	5,818	11,693
Advisor Class	—	—	—	—	—	—	—	37	1,420
Institutional Class	81	51	2,000	6,406	12,930	43,851	21,058	18,079	44,468
Class A	71	281	657	48	34	2,431	1,495	16,860	40,412
Class C	33	88	250	2	18	—	—	496	1,032
Class R3	—	—	—	—	—	—	—	161	298
Class R6	—	—	—	—	—	—	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	GLOBAL EQUITY FUND		GLOBAL REAL ESTATE FUND	GLOBAL THEMATIC OPPORTUNITIES FUND		GREATER CHINA EQUITY FUND		GUARDIAN FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Period from December 30, 2014 (Commencement of Operations) to February 28, 2015 (Unaudited)	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Proceeds from reinvestment of dividends and distributions:
Investor Class	—	—	—	—	—	—	—	147,253	104,346
Trust Class	—	—	—	—	—	—	—	22,602	17,409
Advisor Class	—	—	—	—	—	—	—	45	195
Institutional Class	1,419	431	—	584	372	1,518	70	15,531	9,698
Class A	152	2	—	1	1	186	4	14,308	6,099
Class C	48	1	—	—	—	7	1	290	219
Class R3	—	—	—	—	—	—	—	73	37
Class R6	—	—	—	—	—	—	—	—	—
Payments for shares redeemed:
Investor Class	—	—	—	—	—	—	—	(51,407)	(109,604)
Trust Class	—	—	—	—	—	—	—	(18,967)	(30,736)
Advisor Class	—	—	—	—	—	—	—	(48)	(1,803)
Institutional Class	(34,374)	(1,015)	—	(9,077)	(12,391)	(6,891)	(16,343)	(22,170)	(24,298)
Class A	(97)	(89)	—	(60)	(500)	(562)	(21)	(10,688)	(10,790)
Class C	(47)	(8)	—	(4)	(41)	—	—	(349)	(1,116)
Class R3	—	—	—	—	—	—	—	(66)	(89)
Class R6	—	—	—	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	(32,714)	(258)	2,907	(2,100)	423	40,540	6,264	150,462	79,230
Net Increase (Decrease) in Net Assets	(35,565)	5,806	2,995	(5,077)	9,330	44,230	17,353	21,891	212,042
Net Assets:
Beginning of period	39,484	33,678	—	83,144	73,814	73,959	56,606	1,508,880	1,296,838
End of period	$3,919	$39,484	$2,995	$78,067	$83,144	$118,189	$73,959	$1,530,771	$1,508,880
Undistributed net investment income (loss) at end of period	$—	$226	$—	$—	$113	$—	$627	$2,251	$8,457
Distributions in excess of net investment income at end of period	$(23)	$—	$—	$(248)	$—	$(582)	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$185	$16,304	$(119)	$3,849	$(722)	$(1,235)	$263	$2,137	$7,614	$16,693
Net realized gain (loss) on investments (Note A)	23,640	57,808	2,487	11,612	9,754	18,710	27,579	101,237	117,067	252,529
Net increase from payments by affiliates (Note B)	—	24	—	8	—	5	—	26	—	101
Change in net unrealized appreciation (depreciation) of investments (Note A)	2,151	53,082	4,544	12,587	10,865	29,545	(24,951)	(34,548)	(102,014)	87,513
Net increase (decrease) in net assets resulting from operations	25,976	127,218	6,912	28,056	19,897	47,025	2,891	68,852	22,667	356,836
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(885)	(1,141)	—	—	—	—	—	(27)	(10,242)	(14,083)
Trust Class	(220)	(881)	(131)	(129)	—	—	—	—	(1,406)	(2,047)
Advisor Class	—	—	—	—	—	—	—	—	(2,555)	(3,265)
Institutional Class	(15,333)	(15,790)	(3,070)	(2,764)	—	(425)	(119)	(2,087)	(1,392)	(1,523)
Class A	(133)	(155)	(92)	(101)	—	(4)	—	—	(28)	(30)
Class C	(6)	(8)	(14)	(13)	—	—	—	—	(29)	(22)
Class R3	—	—	(27)	(23)	—	—	—	—	(1)	(2)
Class R6	(387)	(1)	—	—	—	—	—	—	—	—
Net realized gain on investments:
Investor Class	—	—	—	—	—	—	(5,509)	(2,434)	(141,931)	(168,785)
Trust Class	—	—	—	—	—	—	—	—	(21,948)	(27,921)
Advisor Class	—	—	—	—	—	—	—	—	(41,086)	(46,194)
Institutional Class	—	—	—	—	(14,661)	(8,209)	(48,328)	(60,585)	(16,388)	(16,225)
Class A	—	—	—	—	(923)	(723)	(3,492)	(5,333)	(433)	(394)
Class C	—	—	—	—	(765)	(448)	(10,313)	(3,776)	(675)	(350)
Class R3	—	—	—	—	—	—	(96)	(20)	(26)	(25)
Class R6	—	—	—	—	—	—	—	—	—	—
Total distributions to shareholders	(16,964)	(17,976)	(3,334)	(3,030)	(16,349)	(9,809)	(67,857)	(74,262)	(238,140)	(280,866)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	4,867	6,504	—	—	—	—	723	1,319	7,694	15,524
Trust Class	3,354	15,396	242	797	—	—	—	—	4,470	7,321
Advisor Class	—	—	—	—	—	—	—	—	6,995	16,068
Institutional Class	81,369	283,123	11,227	26,904	69,314	60,529	25,784	71,898	8,620	28,473
Class A	41,301	23,348	896	2,698	12,617	10,596	1,744	4,517	4,773	2,414
Class C	2,096	4,449	157	1,133	3,632	3,170	6,685	3,648	867	2,187
Class R3	—	—	1,335	814	—	—	82	21	84	20
Class R6	2,429	21,390	—	—	—	—	—	—	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	848	1,057	—	—	—	—	5,470	2,438	144,740	174,745
Trust Class	210	851	127	124	—	—	—	—	23,101	29,591
Advisor Class	—	—	—	—	—	—	—	—	42,453	48,458
Institutional Class	14,223	14,839	3,011	2,645	11,950	7,037	37,610	50,883	17,318	17,308
Class A	123	142	84	94	869	702	1,578	4,387	430	360
Class C	4	5	3	2	504	236	3,331	1,066	438	201
Class R3	—	—	25	23	—	—	46	10	10	10
Class R6	387	1	—	—	—	—	—	—	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	INTERNATIONAL EQUITY FUND		INTERNATIONAL SELECT FUND		INTRINSIC VALUE FUND		LARGE CAP DISCIPLINED GROWTH FUND		LARGE CAP VALUE FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Payments for shares redeemed:
Investor Class	(8,702)	(22,722)	—	—	—	—	(1,509)	(8,922)	(61,918)	(172,279)
Trust Class	(10,773)	(73,369)	(816)	(3,347)	—	—	—	—	(14,194)	(54,387)
Advisor Class	—	—	—	—	—	—	—	—	(23,818)	(48,961)
Institutional Class	(117,059)	(260,918)	(9,372)	(40,351)	(17,305)	(31,282)	(129,811)	(340,441)	(53,307)	(23,652)
Class A	(5,867)	(11,803)	(1,174)	(3,809)	(4,867)	(14,163)	(8,084)	(34,983)	(591)	(1,706)
Class C	(1,217)	(530)	(628)	(927)	(1,080)	(2,667)	(8,556)	(6,948)	(182)	(600)
Class R3	—	—	(389)	(1,555)	—	—	(1)	(269)	(119)	—
Class R6	(1,521)	(97)	—	—	—	—	—	—	—	—
Net increase (decrease) from Fund share transactions	6,072	1,666	4,728	(14,755)	75,634	34,158	(64,908)	(251,376)	107,864	41,095
Net Increase (Decrease) in Net Assets	15,084	110,908	8,306	10,271	79,182	71,374	(129,874)	(256,786)	(107,609)	117,065
Net Assets:
Beginning of period	1,133,523	1,022,615	240,699	230,428	278,214	206,840	232,017	488,803	1,744,775	1,627,710
End of period	$1,148,607	$1,133,523	$249,005	$240,699	$357,396	$278,214	$102,143	$232,017	$1,637,166	$1,744,775
Undistributed net investment income (loss) at end of period	$—	$12,034	$—	$2,273	$(846)	$—	$131	$—	$5,602	$13,641
Distributions in excess of net investment income at end of period	$(4,745)	$—	$(1,180)	$—	$—	$(124)	$—	$(13)	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$(2,376)	$(4,179)	$262	$905	$10,178	$22,465	$12,040	$11,456	$(402)	$(731)
Net realized gain (loss) on investments (Note A)	41,458	115,249	4,587	8,719	77,011	87,642	40,558	50,573	5,415	14,211
Net increase from payments by affiliates (Note B)	—	39	—	6	—	19	—	16	—	4
Change in net unrealized appreciation (depreciation) of investments (Note A)	66,222	35,520	945	5,887	(21,903)	300,270	32,197	132,321	4,416	(3,502)
Net increase (decrease) in net assets resulting from operations	105,304	146,629	5,794	15,517	65,286	410,396	84,795	194,366	9,429	9,982
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	—	—	(424)	(578)	—	—	—	—	—	—
Trust Class	—	—	(126)	(208)	—	—	(3,874)	(3,764)	—	—
Advisor Class	—	—	—	—	—	—	—	—	—	—
Institutional Class	—	—	(281)	(266)	(22,989)	(12,809)	(6,052)	(5,763)	—	—
Class A	—	—	(53)	(67)	(681)	(571)	(1,991)	(1,768)	—	—
Class C	—	—	(8)	(16)	(62)	(80)	(321)	(117)	—	—
Class R3	—	—	(3)	(5)	—	—	(266)	(153)	—	—
Class R6	—	—	—	—	—	—	(379)	(194)	—	—
Net realized gain on investments:
Investor Class	(49,241)	(27,005)	(3,821)	(1,556)	—	—	—	—	—	—
Trust Class	(5,201)	(2,672)	(1,407)	(618)	—	—	(12,076)	(18,399)	—	—
Advisor Class	(701)	(469)	—	—	—	—	—	—	—	—
Institutional Class	(45,198)	(23,431)	(2,148)	(633)	(80,477)	(26,066)	(17,254)	(23,729)	—	—
Class A	(7,034)	(3,978)	(539)	(195)	(4,188)	(1,431)	(6,718)	(9,795)	—	—
Class C	(470)	(195)	(212)	(69)	(1,736)	(322)	(1,606)	(2,421)	—	—
Class R3	(602)	(289)	(39)	(18)	—	—	(1,014)	(1,051)	—	—
Class R6	(3,588)	(391)	—	—	—	—	(1,095)	(564)	—	—
Total distributions to shareholders	(112,035)	(58,430)	(9,061)	(4,229)	(110,133)	(41,279)	(52,646)	(67,718)	—	—
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	7,379	7,315	2,502	3,859	—	—	—	—	597	2,997
Trust Class	6,922	17,099	567	1,326	—	—	33,352	71,310	151	542
Advisor Class	3,057	3,095	—	—	—	—	—	—	425	914
Institutional Class	43,242	156,573	10,003	14,710	140,716	1,018,161	78,182	181,199	1,453	4,881
Class A	5,723	27,567	3,696	3,992	22,455	129,361	42,063	72,692	1,308	7,810
Class C	816	1,931	658	449	10,193	40,707	3,785	5,321	102	1,059
Class R3	1,889	3,691	137	50	—	—	8,371	11,166	148	261
Class R6	21,885	23,439	—	—	—	—	8,342	17,458	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	46,576	25,390	4,040	2,010	—	—	—	—	—	—
Trust Class	5,194	2,663	1,451	780	—	—	15,839	21,915	—	—
Advisor Class	638	419	—	—	—	—	—	—	—	—
Institutional Class	45,062	23,283	2,366	872	14,388	3,824	18,420	21,360	—	—
Class A	6,930	3,886	576	236	4,327	1,823	8,102	10,171	—	—
Class C	448	182	55	15	1,493	344	1,637	2,086	—	—
Class R3	551	276	42	23	—	—	1,176	1,041	—	—
Class R6	3,408	291	—	—	—	—	1,474	758	—	—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	MID CAP GROWTH FUND		MID CAP INTRINSIC VALUE FUND		MULTI-CAP OPPORTUNITIES FUND		REAL ESTATE FUND		SMALL CAP GROWTH FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Payments for shares redeemed:
Investor Class	(19,203)	(32,660)	(2,187)	(15,323)	—	—	—	—	(3,953)	(7,503)
Trust Class	(6,079)	(12,340)	(1,489)	(2,676)	—	—	(53,817)	(138,623)	(652)	(3,068)
Advisor Class	(2,466)	(6,226)	—	—	—	—	—	—	(1,246)	(1,497)
Institutional Class	(47,295)	(84,259)	(1,697)	(3,821)	(232,962)	(233,691)	(106,670)	(160,265)	(2,010)	(2,873)
Class A	(17,143)	(30,915)	(1,653)	(2,174)	(38,546)	(57,088)	(35,681)	(97,375)	(1,259)	(5,795)
Class C	(657)	(1,026)	(48)	(132)	(10,544)	(3,127)	(3,812)	(11,829)	(217)	(482)
Class R3	(1,380)	(2,052)	(101)	(567)	—	—	(6,576)	(6,639)	(34)	(223)
Class R6	(3,618)	(2,288)	—	—	—	—	(1,593)	(2,582)	—	—
Net increase (decrease) from Fund share transactions	101,879	125,334	18,918	3,629	(88,480)	900,314	12,594	(836)	(5,187)	(2,977)
Net Increase (Decrease) in Net Assets	95,148	213,533	15,651	14,917	(133,327)	1,269,431	44,743	125,812	4,242	7,005
Net Assets:
Beginning of period	1,015,534	802,001	83,158	68,241	2,759,984	1,490,553	1,039,875	914,063	85,337	78,332
End of period	$1,110,682	$1,015,534	$98,809	$83,158	$2,626,657	$2,759,984	$1,084,618	$1,039,875	$89,579	$85,337
Undistributed net investment income (loss) at end of period	$(5,265)	$(2,889)	$—	$593	$3,323	$16,877	$—	$—	$(847)	$(445)
Distributions in excess of net investment income at end of period	$—	$—	$(40)	$—	$—	$—	$(843)	$—	$—	$—

See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds
(000's omitted)

	SOCIALLY RESPONSIVE FUND		VALUE FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss) (Note A)	$11,601	$20,990	$111	$147
Net realized gain (loss) on investments (Note A)	99,487	339,559	297	1,387
Net increase from payments by affiliates (Note B)	—	52	—	—
Change in net unrealized appreciation (depreciation) of investments (Note A)	47,086	95,312	(17)	1,452
Net increase (decrease) in net assets resulting from operations	158,174	455,913	391	2,986
Distributions to Shareholders From (Note A):
Net investment income:
Investor Class	(5,556)	(6,812)	—	—
Trust Class	(3,953)	(4,600)	—	—
Advisor Class	—	—	—	—
Institutional Class	(6,267)	(6,382)	(130)	(57)
Class A	(1,493)	(1,231)	(49)	(17)
Class C	(271)	(86)	(0)	—
Class R3	(272)	(204)	—	—
Class R6	(2,421)	(2,006)	—	—
Net realized gain on investments:
Investor Class	(78,302)	(50,122)	—	—
Trust Class	(58,788)	(40,943)	—	—
Advisor Class	—	—	—	—
Institutional Class	(69,181)	(40,032)	(748)	—
Class A	(21,497)	(11,439)	(433)	—
Class C	(7,205)	(3,098)	(32)	—
Class R3	(4,908)	(2,602)	—	—
Class R6	(24,850)	(11,964)	—	—
Total distributions to shareholders	(284,964)	(181,521)	(1,392)	(74)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Investor Class	34,220	71,171	—	—
Trust Class	29,482	71,994	—	—
Advisor Class	—	—	—	—
Institutional Class	115,811	224,677	6,397	8,780
Class A	29,638	52,427	2,893	4,764
Class C	9,200	15,201	206	230
Class R3	4,529	8,898	—	—
Class R6	46,153	193,825	—	—
Proceeds from reinvestment of dividends and distributions:
Investor Class	80,661	54,086	—	—
Trust Class	62,288	45,143	—	—
Advisor Class	—	—	—	—
Institutional Class	68,496	42,684	878	29
Class A	21,325	11,025	435	15
Class C	6,180	2,585	31	—
Class R3	5,038	2,739	—	—
Class R6	27,271	13,970	—	—
See Notes to Financial Statements

Statements of Changes in Net Assets (cont'd)

Neuberger Berman Equity Funds (cont'd)
(000's omitted)

	SOCIALLY RESPONSIVE FUND		VALUE FUND
	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014	Six Months Ended February 28, 2015 (Unaudited)	Year Ended August 31, 2014
Payments for shares redeemed:
Investor Class	(72,005)	(231,387)	—	—
Trust Class	(87,222)	(170,160)	—	—
Advisor Class	—	—	—	—
Institutional Class	(102,283)	(196,402)	(2,015)	(4,951)
Class A	(22,888)	(50,967)	(1,299)	(1,463)
Class C	(2,950)	(3,965)	(100)	(55)
Class R3	(5,823)	(7,268)	—	—
Class R6	(68,381)	(214,722)	—	—
Net increase (decrease) from Fund share transactions	178,740	(64,446)	7,426	7,349
Net Increase (Decrease) in Net Assets	51,950	209,946	6,425	10,261
Net Assets:
Beginning of period	2,436,168	2,226,222	21,159	10,898
End of period	$2,488,118	$2,436,168	$27,584	$21,159
Undistributed net investment income (loss) at end of period	$8,821	$17,453	$53	$121
Distributions in excess of net investment income at end of period	$—	$—	$—	$—

See Notes to Financial Statements

Notes to Financial Statements Equity Funds (Unaudited)

Note A—Summary of Significant Accounting Policies:

1  General: Neuberger Berman Equity Funds (the "Trust") is a Delaware statutory trust organized pursuant to an Amended and Restated Trust Instrument dated March 27, 2014. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the 1933 Act. The Funds are separate operating series of the Trust, each of which (except All Cap Core, Global Real Estate, Greater China Equity and Real Estate) is diversified. Under the 1940 Act, the status of a Fund that was registered as non-diversified may, under certain circumstances, change to that of a diversified fund (Multi-Cap Opportunities became diversified in December 2012). Ten Funds offer Investor Class shares, eleven offer Trust Class shares, six offer Advisor Class shares, twenty-two offer Institutional Class shares, twenty-one offer Class A shares, twenty-one offer Class C shares, eleven offer Class R3 shares and six offer Class R6 shares. Global Real Estate had no operations until December 30, 2014, other than matters relating to its organization and registration of shares under the 1933 Act. The Board may establish additional series or classes of shares without the approval of shareholders. Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.

A zero balance, if any, reflects an actual amount rounding to less than $1,000.

The assets of each Fund belong only to that Fund, and the liabilities of each Fund are borne solely by that Fund and no other.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 "Financial Services—Investment Companies."

The preparation of financial statements in accordance with U.S. generally accepted accounting principles ("GAAP") requires Management to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Funds' Schedule of Investments.

3  Foreign currency translation: The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars using the exchange rate as of the end of regular trading on the NYSE on business days, usually 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss), if any, arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statements of Operations.

4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount on securities for Equity Income, accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statements of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Funds participated as class members. The amounts of such proceeds for the six months ended February 28, 2015 were $187,802, $13,815, $4,637, $2,975, $394,669, $16,263, $434 and $149,248, for

Guardian, International Equity, International Select, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities and Socially Responsive, respectively.

5  Income tax information: Each Fund is treated as a separate entity for U.S. federal income tax purposes. It is the policy of each Fund, except Global Real Estate, to continue to, and the intention of Global Real Estate to, qualify for treatment as a regulated investment company ("RIC") by complying with the requirements of the U.S. Internal Revenue Code applicable to RICs and to distribute substantially all of its net investment income and net realized capital gains to its shareholders. To the extent a Fund distributes substantially all of its net investment income and net realized capital gains to shareholders, no federal income or excise tax provision is required.

The Funds have adopted the provisions of ASC 740 "Income Taxes" ("ASC 740"). ASC 740 sets forth a minimum threshold for financial statement recognition of a tax position taken, or expected to be taken, in a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax positions as an income tax expense in the Statements of Operations. The Funds are subject to examination by U.S. federal and state tax authorities for returns filed for the tax years for which the applicable statutes of limitations have not yet expired. As of February 28, 2015, the Funds did not have any unrecognized tax positions.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities held by each Fund, timing differences and differing characterization of distributions made by each Fund. The Funds may also utilize earnings and profits distributed to shareholders on redemption of their shares as a part of the dividends-paid deduction for income tax purposes.

As determined on August 31, 2014, permanent differences resulting primarily from different book and tax accounting were reclassified at year end. Such differences may be attributed to the tax treatment of one or more of the following: net operating losses, foreign currency gains/losses, amortization of premium on debt instruments, partnership and grantor trust adjustments, passive foreign investment company ("PFIC") adjustments, non-taxable distributions from real estate investment trusts ("REITs") and other underlying investments, capital gain distributions from REITs and deemed distributions on shareholder redemptions. For the year ended August 31, 2014, the Funds recorded the following permanent reclassifications:

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
All Cap Core	$1	$212,637	$(212,638)
Emerging Markets Equity	(1)	(464,383)	464,384
Equity Income	19,762,630	6,099,968	(25,862,598)
Focus	—	(497,159)	497,159
Genesis	275,992,022	(251,189)	(275,740,833)
Global Equity	1	164,131	(164,132)
Global Thematic Opportunities	(2)	(213,195)	213,197
Greater China Equity	1	121,665	(121,666)
Guardian	—	195,639	(195,639)
International Equity	11,063	8,370,939	(8,382,002)
International Select	1	(80,941)	80,940
Intrinsic Value	1	1,265,093	(1,265,094)
Large Cap Disciplined Growth	28,024,262	(21,688)	(28,002,574)
Large Cap Value	1	(114,364)	114,363

	Paid-in Capital	Undistributed Net Investment Income (Loss)	Accumulated Net Realized Gains (Losses) on Investments
Mid Cap Growth	$(3,684,683)	$3,487,938	$196,745
Mid Cap Intrinsic Value	(1)	(54,377)	54,378
Multi-Cap Opportunities	1	(77,193)	77,192
Real Estate	(1)	303,074	(303,073)
Small Cap Growth	(961,131)	956,741	4,390
Socially Responsive	59,773,446	416,901	(60,190,347)
Value	—	(787)	787

The tax character of distributions paid during the years ended August 31, 2014 and August 31, 2013 were as follows:

	Distributions Paid From:
	Ordinary Income			Long-Term Capital Gain			Return of Capital			Total
	2014	2013		2014	2013		2014	2013		2014	2013
All Cap Core	$392,027	$543,533		$8,437,994	$4,605,363		$—	$—		$8,830,021	$5,148,896
Emerging Markets Equity	2,577,895	884,719		—	—		—	—		2,577,895	884,719
Equity Income	62,522,140	90,941,035		102,840,935	26,180,631		—	—		165,363,075	117,121,666
Focus	14,850,876	3,819,785		63,750,537	—		—	—		78,601,413	3,819,785
Genesis	66,351,341	50,429,244		1,137,274,077	529,696,292		—	—		1,203,625,418	580,125,536
Global Equity	191,068	—		243,211	—		—	—		434,279	—
Global Thematic Opportunities	375,166	280,038		—	—		—	—		375,166	280,038
Greater China Equity	803,283	—	(1)	—	—	(1)	—	—	(1)	803,283	—	(1)
Guardian	33,366,130	15,542,473		112,517,878	30,564,740		—	—		145,884,008	46,107,213
International Equity	17,975,975	7,600,707		—	—		—	—		17,975,975	7,600,707
International Select	3,029,765	2,907,325		—	—		—	—		3,029,765	2,907,325
Intrinsic Value	1,071,106	—		8,738,393	2,542,565		—	—		9,809,499	2,542,565
Large Cap Disciplined Growth	21,926,193	6,805,182		52,335,028	30,418,426		—	—		74,261,221	37,223,608
Large Cap Value	145,323,607	20,876,494		135,542,504	—		—	—		280,866,111	20,876,494
Mid Cap Growth	—	—		58,429,501	33,916,496		—	—		58,429,501	33,916,496
Mid Cap Intrinsic Value	1,173,749	464,057		3,055,247	—		—	—		4,228,996	464,057
Multi-Cap Opportunities	13,459,794	9,989,299		27,819,682	2,536,247		—	—		41,279,476	12,525,546
Real Estate	16,336,584	12,032,586		51,381,659	16,029,835		—	—		67,718,243	28,062,421
Small Cap Growth	—	—		—	—		—	—		—	—
Socially Responsive	31,881,495	14,233,383		149,639,493	—		—	—		181,520,988	14,233,383
Value	73,519	47,274		—	—		—	—		73,519	47,274

(1)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

As of August 31, 2014, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Other Temporary Differences	Total
All Cap Core	$2,189,581	$9,870,268	$16,913,948	$—	$(8,583)	$28,965,214
Emerging Markets Equity	4,670,278	—	66,790,316	(24,259,481)	(43,592)	47,157,521
Equity Income	19,196,347	87,682,028	368,205,976	—	—	475,084,351
Focus	18,257,040	111,133,381	144,405,582	—	—	273,796,003
Genesis	17,101,275	970,748,570	5,935,157,949	—	—	6,923,007,794
Global Equity	827,681	169,801	4,744,184	—	—	5,741,666
Global Thematic Opportunities	118,524	—	13,035,326	(3,551,376)	(5,980)	9,596,494
Greater China Equity	4,722,446	418,107	6,290,292	—	(114,781)	11,316,064
Guardian	15,565,003	165,791,615	393,573,387	—	—	574,930,005
International Equity	13,221,714	—	171,141,496	(275,771,861)	(2,536)	(91,411,187)
International Select	2,316,566	—	41,315,639	(42,816,601)	(43,145)	772,459
Intrinsic Value	3,270,946	11,979,614	67,142,155	—	(139,668)	82,253,047
Large Cap Disciplined Growth	8,818,352	53,975,269	41,766,697	—	(12,997)	104,547,321
Large Cap Value	104,653,272	101,432,852	263,453,185	—	—	469,539,309
Mid Cap Growth	—	90,177,231	270,525,945	(2,888,953)	—	357,814,223
Mid Cap Intrinsic Value	1,250,016	6,914,691	18,851,957	—	—	27,016,664
Multi-Cap Opportunities	16,876,331	77,889,794	511,579,310	—	—	606,345,435
Real Estate	—	28,538,542	139,845,380	—	—	168,383,922
Small Cap Growth	—	—	5,523,509	(7,476,974)	—	(1,953,465)
Socially Responsive	26,367,377	226,669,999	582,340,745	—	—	835,378,121
Value	1,174,201	160,006	1,595,786	—	—	2,929,993

The differences between book basis and tax basis distributable earnings are primarily due to: losses disallowed and recognized on wash sales, capital loss carryforwards, post-October capital loss and late-year ordinary loss deferrals, unamortized organization expenses, foreign capital gain taxes on unrealized gains, amortization of premium on debt instruments and basis adjustments related to REITs, PFICs, partnerships, grantor trusts and other investments.

To the extent each Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of each Fund not to distribute such gains. The Regulated Investment Company ("RIC") Modernization Act of 2010 (the "Act") became effective for the Funds on September 1, 2011 (July 17, 2013 (Commencement of Operations) for Greater China Equity). The Act modernizes several of the federal income and excise tax provisions related to RICs. Among the changes made are changes to the capital loss carryforward rules allowing for RICs to carry forward capital losses indefinitely and to retain the character of capital loss carryforwards as short-term or long-term ("Post-Enactment"). Rules in effect previously limited the carryforward period to eight years and all carryforwards were considered short-term in character ("Pre-Enactment"). As determined at August 31, 2014, the following

Funds had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

	Pre-Enactment
	Expiring in:
	2016	2017	2018
International Equity(1)	$17,546,220	$180,082,720	$78,142,921
International Select	—	6,656,149	36,160,452
Small Cap Growth	—	—	7,031,490

	Post-Enactment (No Expiration Date)
	Long-Term	Short-Term
Emerging Markets Equity	$—	$24,259,481
Global Thematic Opportunities	—	3,551,376

(1)  The capital loss carryforwards shown above for International Equity include $17,546,220 expiring in 2016 and $114,232,268 expiring in 2017, which were acquired on January 25, 2013 in the merger with Neuberger Berman International Fund. Future utilization of these losses may be limited under current tax rules.

Post-Enactment capital loss carryforwards must be fully used before Pre-Enactment capital loss carryforwards; therefore, under certain circumstances, Pre-Enactment capital loss carryforwards available as of the report date may expire unused.

During the year ended August 31, 2014, International Equity, International Select, Small Cap Growth and Value utilized capital loss carryforwards of $48,469,014, $11,609,019, $14,613,672 and $200,078, respectively.

Under current tax regulations, capital losses realized on investment transactions after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. Under the Act, the Funds may also defer any realized late-year ordinary losses as occurring on the first day of the following fiscal year. Late-year ordinary losses represent ordinary losses realized on investment transactions after December 31 and specified losses (ordinary losses from the sale, exchange, or other disposition of property, net foreign currency losses and net passive foreign investment company mark to market losses) realized on investment transactions after October 31. For the year ended August 31, 2014, the Funds elected to defer the following late-year ordinary losses and post October capital losses:

	Late-Year Ordinary Loss	Post October Capital Loss Deferral
	Deferral	Long-Term	Short-Term
Mid Cap Growth	$2,888,953	$—	$—
Small Cap Growth	445,484	—	—

6  Foreign taxes: Foreign taxes withheld, if any, represent amounts withheld by foreign tax authorities, net of refunds recoverable.

Emerging Markets Equity accrues deferred capital gains tax on unrealized gains for certain securities of issuers domiciled in India. At February 28, 2015, there were no outstanding balances of accrued deferred capital gains tax for Emerging Markets Equity.

A change in the capital gains tax provision for Greater China Equity for the period ended February 28, 2015 arose due to changes in the tax rules in the People's Republic of China ("PRC") effective November 17, 2014 (the "effective date"). Capital gains derived from the trading of PRC equity investments after the effective date are temporarily exempt from PRC withholding tax. Greater China Equity had accrued deferred capital gains tax on unrealized gains on participatory notes on such investments. Accordingly, a reversal of capital gains tax provisions from prior periods attributable to unrealized appreciation in those participatory notes as of the effective date which amounted to $316,202, is included as part of the change in unrealized appreciation/depreciation in the Statement of Operations. At February 28, 2015, $34,648 of tax attributable to gains realized through the effective date remained payable and is included as part of the accrued expenses and other payables in the Statement of Assets and Liabilities. The tax laws and regulations in the PRC are subject to change, possibly with retroactive effect.

7  Distributions to shareholders: Each Fund may earn income, net of expenses, daily on its investments.

Distributions from net investment income and net realized capital gains, if any, generally are distributed once a year (usually in December) and are recorded on the ex-date. However, Equity Income, Global Real Estate and Real Estate generally distribute substantially all of their net investment income, if any, at the end of each calendar quarter.

It is the policy of each of Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate to pass through to its shareholders substantially all REIT distributions and other income it receives, less operating expenses. The distributions received from REITs held by Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate are generally composed of income, capital gains, and/or return of REIT capital, but the REITs do not report this information to Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate until the following calendar year. At August 31, 2014, Equity Income, Mid Cap Intrinsic Value and Real Estate estimated these amounts within the financial statements since the information is not available from the REITs until after each Fund's fiscal year-end. At February 28, 2015, Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate estimated these amounts for the period January 1, 2015 to February 28, 2015 within the financial statements since the 2015 information is not available from the REITs until after each Fund's fiscal period. For the year ended August 31, 2014, the character of distributions paid to shareholders of Equity Income, Mid Cap Intrinsic Value and Real Estate disclosed within the Statements of Changes in Net Assets is based on estimates made at that time. All estimates are based upon REIT information sources available to Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate together with actual IRS Forms 1099-DIV received to date. Based on past experience it is possible that a portion of Equity Income's, Global Real Estate's, Mid Cap Intrinsic Value's and Real Estate's distributions during the current fiscal year will be considered tax return of capital, but the actual amount of the tax return of capital, if any, is not determinable until after each Fund's fiscal year-end. After calendar year-end, when Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate learn the nature of the distributions paid by REITs during that year, distributions previously identified as income are often re-characterized as return of capital and/or capital gain. After all applicable REITs have informed Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate of the actual breakdown of distributions paid to Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate during its fiscal year, estimates previously recorded are adjusted on the books of Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate to reflect actual results. As a result, the composition of Equity Income's, Global Real Estate's, Mid Cap Intrinsic Value's and Real Estate's distributions as reported herein may differ from the final composition determined after calendar year-end and reported to Equity Income, Global Real Estate, Mid Cap Intrinsic Value and Real Estate shareholders on IRS Form 1099-DIV.

8  Organization expenses: Costs incurred by Global Real Estate in connection with its organization, which amounted to $87,044 and are reflected in Organization expense in the Statements of Operations, have been expensed as incurred.

9  Expense allocation: Certain expenses are applicable to multiple funds within the complex of related investment companies. Expenses directly attributable to a Fund are charged to that Fund. Expenses of the Trust that are not directly attributable to a particular series of the Trust (e.g., a Fund) are allocated among the series of the Trust, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the series can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributable to a particular investment company in the complex (e.g., the Trust) or series thereof are allocated among the investment companies or series thereof in the complex on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the investment companies or series thereof in the complex can otherwise be made fairly. Each Fund's expenses (other than those specific to each class) are allocated proportionally each day among the classes based upon the relative net assets of each class.

10  Investments in foreign securities: Investing in foreign securities may involve certain sovereign and other risks, in addition to the credit and market risks normally associated with domestic securities. These additional risks include the possibility of adverse political and economic developments (including political instability, nationalization, expropriation, or confiscatory taxation) and the potentially adverse effects of unavailability of public information regarding issuers, less governmental supervision and regulation of financial markets, reduced liquidity of certain financial markets, and the lack of uniform accounting, auditing, and financial reporting standards or the application of standards that are different or less stringent than those applied in the United States. Foreign securities also may experience greater price volatility, higher rates of inflation, and delays in settlement.

11  Derivative instruments: During the six months ended February 28, 2015, certain of the Funds' use of derivatives, as described below, was limited to written option transactions. The Funds have adopted the provisions of ASC 815 "Derivatives and Hedging" ("ASC 815"). The disclosure requirements of ASC 815 distinguish between derivatives that qualify for hedge accounting and those that do not. Because investment companies value their derivatives at fair value and recognize changes in fair value through the Statements of Operations, they do not qualify for hedge accounting. Accordingly, even though a Fund's investments in derivatives may represent economic hedges, they are considered non-hedge transactions for purposes of this disclosure.

Options: Premiums received by a Fund upon writing a covered call option or a put option are recorded in the liability section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the liability is eliminated.

When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but conversely retains the risk of loss should the price of the security decline. When writing a put option, the Fund, in return for the premium, takes the risk that it must purchase the underlying security at a price that may be higher than the current market price of the security. If a covered call or a put option that the Fund has written expires unexercised, the Fund will realize a gain in the amount of the premium. All securities covering outstanding written options are held in escrow by the custodian bank.

Premiums paid by a Fund upon purchasing a call or put option are recorded in the asset section of the Fund's Statement of Assets and Liabilities and are subsequently adjusted to the current market value. When an option is exercised, closed, or expired, the Fund realizes a gain or loss and the asset is eliminated.

Written option transactions were used in an attempt to generate incremental returns for Equity Income for the six months ended February 28, 2015. Written option transactions for Equity Income for the six months ended February 28, 2015 were:

Equity Income

	Number of Contracts	Premium Received
Outstanding 8/31/2014	11,767	$1,527,000
Options written	14,484	2,187,000
Options expired	(900)	(129,000)
Options exercised	(2,477)	(281,000)
Options closed	(16,694)	(2,391,000)
Outstanding 2/28/2015	6,180	$913,000

At February 28, 2015, Equity Income had the following derivatives (which did not qualify for hedge accounting under ASC 815), grouped by primary risk exposure:

Liability Derivatives

	Equity Risk	Statements of Assets and Liabilities Location
Option contracts written	$(1,301,000)	Option contracts
Total Value	$(1,301,000)	written, at value

The impact of the use of these derivative instruments on the Statements of Operations during the six months ended February 28, 2015 was as follows:

Realized Gain (Loss)

Equity Income	Equity Risk	Statements of Operations Location
Option contracts written	$1,001,000	Net realized gain
Total Realized Gain (Loss)	$1,001,000	(loss) on: option contracts written

Change in Appreciation (Depreciation)

Equity Income	Equity Risk	Statements of Operations Location
Option contracts written	$149,000	Change in net unrealized appreciation
Total Change in Appreciation (Depreciation)	$149,000	(depreciation) in value of: option contracts written

For the six months ended February 28, 2015, Equity Income had an average market value of $(2,385,000) in written options.

While the Funds may receive rights and warrants in connection with their investments in securities, these rights and warrants are not considered "derivative instruments" under ASC 815. Management has concluded that the Funds, except Equity Income, did not hold any derivative instruments during the six months ended February 28, 2015 that require additional disclosures pursuant to ASC 815.

12  In-kind subscriptions: Under certain circumstances, and when considered to be in the best interest of a Fund, the Fund may accept portfolio securities rather than cash as payment for the purchase of Fund shares (in-kind subscription). For financial reporting and tax purposes, the cost basis of contributed securities is equal to the market value of the securities, less any applicable foreign security taxes, on the date of contribution. In-kind subscriptions result in no gain or loss and no tax consequences for a Fund. During the year ended August 31, 2014, Socially Responsive accepted $8,240,922 of in-kind subscriptions.

13  In-kind redemptions: In accordance with guidelines described in a Fund's prospectus, a Fund may distribute portfolio securities rather than cash as payment for a redemption of Fund shares (in-kind redemption). For financial reporting purposes, the Fund recognizes a gain on in-kind redemptions to the extent the value of the distributed securities on the date of redemption exceeds the cost of those securities. Gains and losses realized on in-kind redemptions are not recognized for tax purposes and are reclassified from undistributed realized gain (loss) to paid-in capital. During the year ended August 31, 2014, Socially Responsive realized $22,727,127 of net gain on $68,411,909 of in-kind redemptions.

14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers ("Officers") and trustees ("Trustees") are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

15  Other: All net investment income and realized and unrealized capital gains and losses of each Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions with Affiliates:

Each Fund retains Management as its investment manager under a Management Agreement. For such investment management services, each Fund pays Management a fee according to the following table:

Investment Management Fee as a Percentage of Average Daily Net Assets:

First $250 million	Next $250 million	Next $250 million	Next $250 million	Next $500 million	Next $500 million	Next $500 million	Next $1.5 billion	Thereafter
For Genesis, Intrinsic Value, and Small Cap Growth:
0.85%	0.80%	0.75%	0.70%	0.65%	0.65%	0.65%	0.65%	0.65%
For Emerging Markets Equity:
1.00%	0.975%	0.95%	0.925%	0.90%	0.875%	0.875%	0.875%	0.85%
For Global Real Estate and Real Estate:
0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%	0.80%
For International Equity(1):
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.70%	0.70%
For All Cap Core, Equity Income, Focus, Guardian, International Select, Large Cap Disciplined Growth, Large Cap Value, Mid Cap Growth, Mid Cap Intrinsic Value(1), Socially Responsive and Value:
0.55%	0.525%	0.50%	0.475%	0.45%	0.425%	0.425%	0.425%	0.40%
For Multi-Cap Opportunities:
0.60%	0.575%	0.55%	0.525%	0.50%	0.475%	0.475%	0.475%	0.45%
For Global Equity:
0.75%	0.725%	0.70%	0.675%	0.65%	0.625%	0.625%	0.625%	0.60%
For Global Thematic Opportunities:
0.85%	0.825%	0.80%	0.775%	0.75%	0.725%	0.725%	0.725%	0.70%
For Greater China Equity:
1.10%	1.10%	1.10%	1.10%	0.95%	0.95%	0.95%	0.95%	0.95%

(1)  Effective February 1, 2014, Management has voluntarily agreed to waive its management fee in the amount of 0.21% of the average daily net assets of International Equity (0.18% effective January 28, 2013). Effective March 1, 2015, Management has voluntarily agreed to waive its management fee in the amount of 0.16% of the average daily net assets of Mid Cap Intrinsic Value (0.20% effective October 13, 2014, 0.30% effective February 1, 2014, 0.36% effective May 1, 2013, 0.33% effective February 1, 2013, 0.28% effective December 1, 2012 and 0.25% effective February 1, 2012). Management may, at its sole discretion, modify or terminate these voluntary waivers without notice to International Equity or Mid Cap Intrinsic Value. For the six months ended February 28, 2015, such waived fees amounted to $1,122,153 and $96,254 for International Equity and Mid Cap Intrinsic Value, respectively. These amounts are not subject to recovery by Management.

Accordingly, for the six months ended February 28, 2015, the management fee pursuant to the Management Agreement was equivalent to an annual effective rate of each Fund's average daily net assets, as follows:

	Effective Rate			Effective Rate
All Cap Core	0.55%		International Select	0.55%
Emerging Markets Equity	0.98%		Intrinsic Value	0.84%
Equity Income	0.47%		Large Cap Disciplined Growth	0.55%
Focus	0.52%		Large Cap Value	0.48%
Genesis	0.66%		Mid Cap Growth	0.51%
Global Equity	0.75%		Mid Cap Intrinsic Value	0.55	%(2)
Global Real Estate	0.80%		Multi-Cap Opportunities	0.51%
Global Thematic Opportunities	0.85%		Real Estate	0.80%
Greater China Equity	1.10%		Small Cap Growth	0.85%
Guardian	0.49%		Socially Responsive	0.47%
International Equity	0.81	%(1)	Value	0.55%

(1)  0.60% annual effective net rate of the Fund's average daily net assets.

(2)  0.33% annual effective net rate of the Fund's average daily net assets.

Each Fund retains Management as its administrator under an Administration Agreement. Each Fund pays Management an administration fee at the annual rate of 0.06% of its average daily net assets under this agreement. In addition, Investor Class, Class A, Class C and Class R3 of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.20% of its average daily net assets, Trust Class and Advisor Class of each Fund that offers those classes pays Management an administration fee at the annual rate of 0.34% of its average daily net assets, Institutional Class of each Fund pays Management an administration fee at the annual rate of 0.09% of its average daily net assets, and Class R6 of each Fund that offers that class pays Management an administration fee of 0.02% of its average daily net assets, under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under the agreement.

For the Trust Class of Focus, Guardian, International Select, Large Cap Value, Mid Cap Intrinsic Value, Real Estate, Small Cap Growth and Socially Responsive, the Advisor Class of each Fund that offers that class, and Class A, Class C and Class R3 of each Fund that offers those classes, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted distribution plans (each a "Plan", collectively, the "Plans") with respect to these classes, pursuant to Rule 12b-1 under the 1940 Act. The Plans provide that, as compensation for administrative and other services provided to these classes, Management's activities and expenses related to the sale and distribution of these classes, and ongoing services provided to investors in these classes, Management receives from each of these classes a fee at the annual rate of 0.10% of such Trust Class's, 0.25% of such Advisor Class's, 0.25% of such Class A's, 1.00% of such Class C's and 0.50% of such Class R3's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for those classes and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by each class during any year could have been more or less than the cost of distribution and other services provided to that class. FINRA rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plans comply with those rules.

Management has contractually agreed to waive current payment of fees and/or reimburse certain expenses of the Investor Class of each of International Equity, Large Cap Disciplined Growth, Mid Cap Intrinsic Value and Small Cap Growth and the Trust Class, Advisor Class, Institutional Class, Class A, Class C, Class R3 and Class R6 of each Fund that offers those classes so that the total annual operating expenses of those classes do not exceed the expense limitations as detailed in the following table. These undertakings apply to a Fund's direct expenses and exclude interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses and dividend and interest expenses on short sales, if any; consequently, net expenses may exceed the contractual expense limitations. Each Fund has agreed that each of its respective classes will repay Management for fees and expenses waived or reimbursed for that class provided that repayment does not cause that class's annual operating expenses to exceed its contractual expense limitation in place at the time the fees and expenses were waived or reimbursed, or the expense limitation in place at the time the Fund repays Management, whichever is lower. Any such repayment must be made within three years after the year in which Management incurred the expense. During the six months ended February 28, 2015, the following classes repaid Management under their contractual expense limitation agreements as follows:

Class	Expenses Repaid to Management
Genesis Fund Institutional Class	$8,658
International Equity Fund Institutional Class	170,483
International Equity Fund Class A	9,932
International Equity Fund Class C	758
International Equity Fund Class R6	1,490
Large Cap Value Fund Institutional Class	1,631
Large Cap Value Fund Class C	168
Mid Cap Growth Fund Institutional Class	15,597
Mid Cap Growth Fund Class R6	438

At February 28, 2015, contingent liabilities to Management under the agreements were as follows:

			Expenses Reimbursed in Fiscal Period Ending August 31,
			2012	2013	2014	2015
			Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)	Expiration	2015	2016	2017	2018
All Cap Core Fund Institutional Class	0.75%	8/31/18	$109,640	$125,967	$142,102	$94,782
All Cap Core Fund Class A	1.20%	8/31/18	98,482	84,083	64,707	18,099
All Cap Core Fund Class C	1.95%	8/31/18	39,600	33,146	30,603	15,179
Emerging Markets Equity Fund Institutional Class	1.25%	8/31/18	680,473	993,712	883,793	469,802
Emerging Markets Equity Fund Class A	1.50%	8/31/18	30,719	30,312	50,749	28,849
Emerging Markets Equity Fund Class C	2.25%	8/31/18	8,678	13,600	17,601	10,597
Emerging Markets Equity Fund Class R3	1.91%	8/31/18	470	689	937	778
Emerging Markets Equity Fund Class R6	1.18%	8/31/18	—	38,968 (4)	122,359	80,419
Equity Income Fund Institutional Class	0.80%	8/31/18	—	—	—	—
Equity Income Fund Class A	1.16%	8/31/18	—	—	—	—
Equity Income Fund Class C	1.91%	8/31/18	—	—	—	—
Equity Income Fund Class R3	1.41%	8/31/18	—	—	—	—
Focus Fund Trust Class	1.50%	8/31/18	—	—	—	—
Focus Fund Advisor Class	1.50%	8/31/22	—	—	—	—
Focus Fund Institutional Class	0.75%	8/31/18	2,815	4,649	521	873

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2012	2013		2014	2015
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2015	2016		2017	2018
Focus Fund Class A	1.11%		8/31/18	$570	$977		$726	$508
Focus Fund Class C	1.86%		8/31/18	322	342		435	301
Genesis Fund Trust Class	1.50%		8/31/18	—	—		—	—
Genesis Fund Advisor Class	1.50%		8/31/22	—	—		—	—
Genesis Fund Institutional Class	0.85%		8/31/22	518,291	117,849		—	—
Genesis Fund Class R6	0.78%		8/31/18	—	—	(4)	—	18,973
Global Equity Fund Institutional Class	1.15%		8/31/18	268,266	261,844		210,511	123,285
Global Equity Fund Class A	1.51%		8/31/18	7,900	6,060		2,179	5,599
Global Equity Fund Class C	2.26%		8/31/18	4,712	2,623		967	2,096
Global Real Estate Fund Institutional Class	1.00%		8/31/18	—	—		—	94,581	(8)
Global Real Estate Fund Class A	1.36%		8/31/18	—	—		—	25,618	(8)
Global Real Estate Fund Class C	2.11%		8/31/18	—	—		—	12,160	(8)
Global Thematic Opportunities Fund Institutional Class	1.25%		8/31/18	229,703	188,890		111,225	62,034
Global Thematic Opportunities Fund Class A	1.61%		8/31/18	3,105	4,219		1,094	988
Global Thematic Opportunities Fund Class C	2.36%		8/31/18	885	695		379	191
Greater China Equity Fund Institutional Class	1.50%		8/31/18	—	160,702	(5)	193,960	52,939
Greater China Equity Fund Class A	1.86%		8/31/18	—	2,385	(5)	1,756	2,096
Greater China Equity Fund Class C	2.61%		8/31/18	—	2,350	(5)	264	125
Guardian Fund Trust Class	1.50%		8/31/18	—	—		—	—
Guardian Fund Advisor Class	1.50%		8/31/22	—	—		—	—
Guardian Fund Institutional Class	0.75%		8/31/18	—	—		—	—
Guardian Fund Class A	1.11%		8/31/18	—	—		—	—
Guardian Fund Class C	1.86%		8/31/18	—	—		—	—
Guardian Fund Class R3	1.36%		8/31/18	146	134		114	54
International Equity Fund Investor Class	1.40%		8/31/18	—	—	(3)	—	—
International Equity Fund Trust Class	2.00%		8/31/22	—	—	(3)	—	—
International Equity Fund Institutional Class	0.85%		8/31/22	1,041,206	784,945		213,333	—
International Equity Fund Class A	1.21	%(6)	8/31/18	—	—	(3)	2,888	—
International Equity Fund Class C	1.96	%(6)	8/31/18	—	651	(3)	1,864	—
International Equity Fund Class R6	0.78%		8/31/18	—	—		— (7)	—
International Select Fund Trust Class	1.25%		8/31/18	23,177	17,980		10,697	5,433
International Select Fund Institutional Class	0.90%		8/31/18	151,893	126,756		58,414	37,225
International Select Fund Class A	1.30	%(2)	8/31/18	6,199	6,163		430	654
International Select Fund Class C	2.00%		8/31/18	3,016	3,613		2,151	1,098
International Select Fund Class R3	1.51%		8/31/18	438	1,103		1,076	754
Intrinsic Value Fund Institutional Class	1.00%		8/31/18	271,075	289,297		302,070	166,056

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2012	2013	2014	2015
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2015	2016	2017	2018
Intrinsic Value Fund Class A	1.36%		8/31/18	$22,387	$20,599	$28,539	$11,926
Intrinsic Value Fund Class C	2.11%		8/31/18	16,110	16,477	17,391	8,844
Large Cap Disciplined Growth Fund Investor Class	1.11%		8/31/18	—	—	—	6,260
Large Cap Disciplined Growth Fund Institutional Class	0.75%		8/31/18	162,865	219,810	239,882	99,488
Large Cap Disciplined Growth Fund Class A	1.11%		8/31/18	28,718	29,500	32,217	7,561
Large Cap Disciplined Growth Fund Class C	1.86%		8/31/18	14,075	15,074	23,600	18,637
Large Cap Disciplined Growth Fund Class R3	1.36%		8/31/18	260	327	375	293
Large Cap Value Fund Trust Class	1.50%		8/31/18	—	—	—	—
Large Cap Value Fund Advisor Class	1.50%		8/31/22	—	—	—	—
Large Cap Value Fund Institutional Class	0.70%		8/31/18	—	—	—	—
Large Cap Value Fund Class A	1.11%		8/31/18	—	—	—	—
Large Cap Value Fund Class C	1.86%		8/31/18	—	—	—	—
Large Cap Value Fund Class R3	1.36%		8/31/18	67	83	82	38
Mid Cap Growth Fund Trust Class	1.50%		8/31/18	—	—	—	—
Mid Cap Growth Fund Advisor Class	1.50%		8/31/22	—	—	—	—
Mid Cap Growth Fund Institutional Class	0.75%		8/31/18	42,181	74,654	6,497	—
Mid Cap Growth Fund Class A	1.11%		8/31/18	32,163	51,584	19,819	537
Mid Cap Growth Fund Class C	1.86%		8/31/18	1,973	2,985	2,522	835
Mid Cap Growth Fund Class R3	1.36%		8/31/18	1,733	3,079	1,821	756
Mid Cap Growth Fund Class R6	0.68%		8/31/18	—	1,127 (4)	250	—
Mid Cap Intrinsic Value Fund Investor Class	1.50%		8/31/22	—	—	—	—
Mid Cap Intrinsic Value Fund Trust Class	1.25%		8/31/22	29,878	13,066	—	1,833
Mid Cap Intrinsic Value Fund Institutional Class	0.85%		8/31/18	5,012	3,203	—	3,187
Mid Cap Intrinsic Value Fund Class A	1.21%		8/31/18	5,552	5,190	—	1,903
Mid Cap Intrinsic Value Fund Class C	1.96%		8/31/18	524	494	—	410
Mid Cap Intrinsic Value Fund Class R3	1.46%		8/31/18	383	203	60	153
Multi-Cap Opportunities Fund Institutional Class	1.00%		8/31/18	—	—	—	—
Multi-Cap Opportunities Fund Class A	1.36%		8/31/18	—	—	—	—
Multi-Cap Opportunities Fund Class C	2.11%		8/31/18	—	—	—	—
Real Estate Fund Trust Class	1.50	%(2)	8/31/22	—	—	—	—
Real Estate Fund Institutional Class	0.85%		8/31/22	401,382	707,517	817,481	414,453
Real Estate Fund Class A	1.21%		8/31/18	160,543	336,286	372,528	175,292
Real Estate Fund Class C	1.96%		8/31/18	40,775	90,654	95,712	43,026
Real Estate Fund Class R3	1.46%		8/31/18	6,246	24,426	40,953	24,405

				Expenses Reimbursed in Fiscal Period Ending August 31,
				2012	2013		2014	2015
				Subject to Repayment until August 31,
Class	Contractual Expense Limitation(1)		Expiration	2015	2016		2017	2018
Real Estate Fund Class R6	0.78%		8/31/18	$—	$5,033	(4)	$29,668	$26,907
Small Cap Growth Fund Investor Class	1.30	%(2)	8/31/22	169,034	177,688		192,480	97,762
Small Cap Growth Fund Trust Class	1.40%		8/31/22	63,093	60,615		34,116	12,066
Small Cap Growth Fund Advisor Class	1.60	%(2)	8/31/22	17,513	14,942		14,620	6,106
Small Cap Growth Fund Institutional Class	0.90%		8/31/18	203,174	147,976		95,710	52,587
Small Cap Growth Fund Class A	1.26%		8/31/18	5,555	9,439		28,007	12,538
Small Cap Growth Fund Class C	2.01%		8/31/18	2,744	4,742		9,549	5,133
Small Cap Growth Fund Class R3	1.51%		8/31/18	1,022	1,908		3,116	1,839
Socially Responsive Fund Trust Class	1.50%		8/31/18	—	—		—	—
Socially Responsive Fund Institutional Class	0.75%		8/31/18	—	—		—	—
Socially Responsive Fund Class A	1.11%		8/31/18	—	—		—	—
Socially Responsive Fund Class C	1.86%		8/31/18	—	—		—	—
Socially Responsive Fund Class R3	1.36%		8/31/18	—	—		—	—
Socially Responsive Fund Class R6	0.68%		8/31/18	—	—	(4)	—	—
Value Fund Institutional Class	0.75	%(2)	8/31/18	217,250	122,469		156,332	79,995
Value Fund Class A	1.11	%(2)	8/31/18	81,085	141,386		94,806	47,382
Value Fund Class C	1.86	%(2)	8/31/18	3,750	8,538		7,238	3,508

(1)  Expense limitation per annum of the respective class's average daily net assets.

(2)  In addition, Management has voluntarily undertaken to waive current payment of fees and/or reimburse certain expenses of Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value, so that their Operating Expenses are limited to 1.24%, 1.04%, 1.21% (1.25% prior to December 1, 2012), 1.51% (1.55% prior to December 1, 2012), 0.70%, 1.08% (effective December 12, 2014; 1.06% from September 12, 2014 to December 11, 2014; 1.08% from June 13, 2014 to September 11, 2014; 1.09% from March 14, 2014 to June 12, 2014; and 1.04% prior to October 12, 2012), and 1.83% (effective December 12, 2014), respectively, per annum of their average daily net assets. For the six months ended February 28, 2015, voluntary reimbursements for Class A of International Select, the Trust Class of Real Estate, the Investor Class of Small Cap Growth, the Advisor Class of Small Cap Growth, the Institutional Class of Value, Class A of Value and Class C of Value amounted to $2,674, $549,854, $22,488, $1,455, $3,668, $1,680 and $43, respectively. These amounts are not subject to recovery by Management. These undertakings, which are terminable by Management upon notice to International Select, Real Estate, Small Cap Growth and Value, are in addition to the contractual undertakings as stated above.

(3)  Period from January 28, 2013 (Commencement of Operations) to August 31, 2013.

(4)  Period from March 15, 2013 (Commencement of Operations) to August 31, 2013.

(5)  Period from July 17, 2013 (Commencement of Operations) to August 31, 2013.

(6)  From January 28, 2013 to June 27, 2013, the contractual expense limitation was 1.51% for Class A and 2.26% for Class C.

(7)  Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

(8)  Period from December 30, 2014 (Commencement of Operations) to February 28, 2015.

Neuberger Berman LLC ("Neuberger"), as the sub-adviser to each Fund (except Greater China Equity), is retained by Management to furnish it with investment recommendations, research information and related services without added cost to the Funds. Neuberger Berman Asia Limited ("Neuberger Asia"), as the sub-adviser to Greater China Equity, is retained by Management to choose the Fund's investments and handle its day-to-day business. Several individuals who are Officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

Each class of shares has a distribution agreement with Management. Class A shares of each Fund are generally sold with an initial sales charge of up to 5.75% and no contingent deferred sales charge ("CDSC"), except that a CDSC of 1.00% applies to certain redemptions made within 18 months following purchases of $1 million or more without an initial sales charge. Class C shares of each Fund are sold with no initial sales charge and a 1.00% CDSC if shares are sold within one year after purchase.

For the six months ended February 28, 2015, Management, acting as underwriter and broker-dealer, received net initial sales charges from the purchase of Class A shares and CDSCs from the redemptions of Class A and Class C shares as follows:

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
All Cap Core Fund Class A	$1,740	$—	$—	$—
All Cap Core Fund Class C	—	622	—	—
Emerging Markets Equity Fund Class A	1,533	—	—	—
Emerging Markets Equity Fund Class C	—	3,774	—	—
Equity Income Fund Class A	45,864	—	—	—
Equity Income Fund Class C	—	8,591	—	—
Focus Fund Class A	698	—	—	—
Focus Fund Class C	—	4,902	—	—
Global Equity Fund Class A	137	—	—	—
Global Equity Fund Class C	—	—	—	—
Global Real Estate Fund Class A(1)	—	—	—	—
Global Real Estate Fund Class C(1)	—	—	—	—
Global Thematic Opportunities Fund Class A	42	—	—	—
Global Thematic Opportunities Fund Class C	—	—	—	—
Greater China Equity Fund Class A	8	—	—	—
Greater China Equity Fund Class C	—	—	—	—
Guardian Fund Class A	1,745	—	—	—
Guardian Fund Class C	—	174	—	—
International Equity Fund Class A	1,283	—	—	—
International Equity Fund Class C	—	3,190	—	—
International Select Fund Class A	520	—	—	—
International Select Fund Class C	—	—	—	—
Intrinsic Value Fund Class A	8,478	—	—	—
Intrinsic Value Fund Class C	—	1,697	—	—
Large Cap Disciplined Growth Fund Class A	1,118	—	—	—
Large Cap Disciplined Growth Fund Class C	—	1,701	—	—
Large Cap Value Fund Class A	2,175	—	—	—
Large Cap Value Fund Class C	—	167	—	—
Mid Cap Growth Fund Class A	4,584	—	—	—

	Underwriter		Broker-Dealer
	Net Initial Sales Charge	CDSC	Net Initial Sales Charge	CDSC
Mid Cap Growth Fund Class C	$—	$1,007	$—	$—
Mid Cap Intrinsic Value Fund Class A	1,462	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	105	—	—
Multi-Cap Opportunities Fund Class A	41,318	—	—	—
Multi-Cap Opportunities Fund Class C	—	13,461	—	—
Real Estate Fund Class A	6,982	—	—	—
Real Estate Fund Class C	—	1,408	—	—
Small Cap Growth Fund Class A	3,054	—	—	—
Small Cap Growth Fund Class C	—	1,962	—	—
Socially Responsive Fund Class A	34,764	—	—	—
Socially Responsive Fund Class C	—	2,679	—	—
Value Fund Class A	692	—	—	—
Value Fund Class C	—	372	—	—

(1)  Period from December 30, 2014 (Commencement of Operations) to February 28, 2015.

On June 3, 2014, Management made a voluntary contribution to certain of the Funds in connection with a payment matter related to the Funds' investment in a State Street money market fund as follows:

	Contribution Amount		Contribution Amount
All Cap Core	$11,607	Intrinsic Value	$4,946
Emerging Markets Equity	8,197	Large Cap Disciplined Growth	25,583
Equity Income	72,008	Large Cap Value	101,072
Focus	14,932	Mid Cap Growth	39,098
Genesis	619,373	Mid Cap Intrinsic Value	5,917
Global Thematic Opportunities	1,536	Multi-Cap Opportunities	18,804
Guardian	30,585	Real Estate	15,705
International Equity	24,281	Small Cap Growth	3,827
International Select	8,356	Socially Responsive	52,169

Note C—Securities Transactions:

During the six months ended February 28, 2015, there were purchase and sale transactions of long-term securities (excluding option contracts) as follows:

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
All Cap Core	$44,854	$59,096	International Select	$23,129	$22,525
Emerging Markets Equity	91,415	125,061	Intrinsic Value	83,125	30,314
Equity Income	571,368	634,626	Large Cap Disciplined Growth	59,781	189,146
Focus	175,253	199,064	Large Cap Value	1,263,809	1,345,711
Genesis	735,308	1,915,865	Mid Cap Growth	273,541	283,091
Global Equity	968	33,679	Mid Cap Intrinsic Value	19,467	14,586
Global Real Estate(1)	3,108	249	Multi-Cap Opportunities	327,242	454,852

(000's omitted)	Purchases	Sales	(000's omitted)	Purchases	Sales
Global Thematic Opportunities	$31,734	$29,051	Real Estate	$198,192	$233,655
Greater China Equity	92,227	65,758	Small Cap Growth	134,288	140,819
Guardian	240,297	308,356	Socially Responsive	347,867	489,658
International Equity	123,485	139,151	Value	22,839	17,203

(1)  Period from December 30, 2014 (Commencement of Operations) to February 28, 2015.

During the six months ended February 28, 2015, no brokerage commissions on securities transactions were paid to affiliated brokers.

Note D—Fund Share Transactions:

Share activity for the six months ended February 28, 2015 and for the year ended August 31, 2014 was as follows:

	For the Six Months Ended February 28, 2015					For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
All Cap Core:
Institutional Class	1,745	1,031		(2,350)	426	2,268	385		(2,201)	452
Class A	159	225		(1,229)	(845)	514	252		(1,533)	(767)
Class C	76	235		(407)	(96)	264	118		(332)	50
Emerging Markets Equity:
Institutional Class	3,179	180		(6,404)	(3,045)	11,289	84		(6,980)	4,393
Class A	232	6		(360)	(122)	1,008	1		(366)	643
Class C	101	0	[z]	(64)	37	205	—		(79)	126
Class R3	27	0	[z]	(16)	11	36	0	[z]	(11)	25
Class R6	933	58		(65)	926	2,745	20		(108)	2,657
Equity Income:
Institutional Class	20,332	5,778		(18,037)	8,073	42,043	5,515		(50,330)	(2,772)
Class A	2,855	1,408		(12,421)	(8,158)	10,109	3,876		(67,276)	(53,291)
Class C	2,853	1,178		(3,042)	989	3,640	1,500		(10,670)	(5,530)
Class R3	70	10		(34)	46	107	10		(78)	39
Focus:
Investor Class	204	3,621		(1,226)	2,599	252	2,175		(2,610)	(183)
Trust Class	878	1,721		(1,510)	1,089	4,036	591		(1,426)	3,201
Advisor Class	84	267		(144)	207	165	107		(188)	84
Institutional Class	573	56		(24)	605	94	26		(641)	(521)
Class A	287	50		(169)	168	135	18		(58)	95
Class C	200	58		(46)	212	56	13		(1)	68

	For the Six Months Ended February 28, 2015						For the Year Ended August 31, 2014
(000's omitted)	Shares Sold		Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
Genesis:
Investor Class	2,766		7,864		(9,743)	887	7,896	6,750		(16,221)	(1,575)
Trust Class	1,627		3,563		(10,292)	(5,102)	5,132	3,716		(15,767)	(6,919)
Advisor Class	1,942		2,515		(4,474)	(17)	4,636	2,357		(7,666)	(673)
Institutional Class	5,978		6,762		(21,936)	(9,196)	18,630	6,939		(46,165)	(20,596)
Class R6	8,433		4,300		(5,751)	6,982	30,589	2,654		(5,884)	27,359
Global Equity:
Institutional Class	10		225		(3,201)	(2,966)	5	42		(103)	(56)
Class A	9		24		(13)	20	27	0	[z]	(8)	19
Class C	5		8		(4)	9	9	0	[z]	(1)	8
Global Real Estate:
Institutional Class(2)	200		—		—	200	—	—		—	—
Class A(2)	65		—		—	65	—	—		—	—
Class C(2)	25		—		—	25	—	—		—	—
Global Thematic Opportunities:
Institutional Class	623		59		(886)	(204)	1,211	35		(1,179)	67
Class A	5		0	[z]	(6)	(1)	3	0	[z]	(47)	(44)
Class C	0	[z]	0	[z]	(0)[z]	(0)[z]	1	—		(4)	(3)
Greater China Equity:
Institutional Class	3,522		129		(550)	3,101	1,890	6		(1,521)	375
Class A	195		16		(45)	166	129	0	[z]	(2)	127
Class C	—		1		—	1	—	0	[z]	—	0 [z]
Guardian:
Investor Class	645		8,305		(2,672)	6,278	1,051	5,601		(5,605)	1,047
Trust Class	418		1,810		(1,340)	888	794	1,254		(2,110)	(62)
Advisor Class	3		3		(3)	3	81	12		(110)	(17)
Institutional Class	944		875		(1,131)	688	2,275	520		(1,251)	1,544
Class A	1,217		1,159		(789)	1,587	2,764	443		(743)	2,464
Class C	31		20		(22)	29	62	14		(68)	8
Class R3	10		5		(4)	11	18	2		(5)	15
International Equity:
Investor Class	243		43		(433)	(147)	316	54		(1,112)	(742)
Trust Class	150		10		(481)	(321)	688	39		(3,189)	(2,462)
Institutional Class	7,450		1,346		(10,793)	(1,997)	25,238	1,373		(23,305)	3,306
Class A	1,780		6		(259)	1,527	1,030	7		(518)	519
Class C	95		0	[z]	(55)	40	198	0	[z]	(23)	175
Class R6	222		36		(138)	120	1,922	0	[z]	(8)	1,914 (1)

	For the Six Months Ended February 28, 2015					For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions		Shares Redeemed	Total
International Select:
Trust Class	22	12		(75)	(41)	72	11		(298)	(215)
Institutional Class	1,042	287		(857)	472	2,428	245		(3,581)	(908)
Class A	81	8		(109)	(20)	246	8		(341)	(87)
Class C	15	0	[z]	(59)	(44)	105	0	[z]	(86)	19
Class R3	122	2		(36)	88	74	2		(138)	(62)
Intrinsic Value:
Institutional Class	4,831	887		(1,215)	4,503	4,235	510		(2,180)	2,565
Class A	886	66		(339)	613	750	52		(984)	(182)
Class C	268	39		(79)	228	229	17		(192)	54
Large Cap Disciplined Growth:
Investor Class	144	1,421		(265)	1,300	161	317		(1,100)	(622)
Institutional Class	5,532	9,668		(19,895)	(4,695)	8,757	6,591		(43,021)	(27,673)
Class A	408	411		(1,207)	(388)	561	570		(4,306)	(3,175)
Class C	1,841	943		(1,741)	1,043	480	143		(893)	(270)
Class R3	17	12		(0)[z]	29	3	1		(31)	(27)
Large Cap Value:
Investor Class	249	4,959		(1,964)	3,244	479	5,792		(5,253)	1,018
Trust Class	202	1,157		(639)	720	306	1,354		(2,224)	(564)
Advisor Class	404	2,721		(1,356)	1,769	821	2,701		(2,451)	1,071
Institutional Class	270	590		(1,783)	(923)	872	571		(715)	728
Class A	231	21		(26)	226	102	16		(71)	47
Class C	53	29		(11)	71	114	11		(28)	97
Class R3	5	1		(8)	(2)	2	0	[z]	—	2
Mid Cap Growth:
Investor Class	524	3,591		(1,387)	2,728	515	1,861		(2,307)	69
Trust Class	305	239		(265)	279	766	122		(552)	336
Advisor Class	132	29		(105)	56	135	19		(274)	(120)
Institutional Class	3,018	3,406		(3,339)	3,085	10,799	1,681		(5,863)	6,617
Class A	250	320		(752)	(182)	1,231	179		(1,382)	28
Class C	36	21		(29)	28	86	8		(45)	49
Class R3	82	25		(59)	48	163	12		(89)	86
Class R6	1,558	257		(255)	1,560	1,642	21		(160)	1,503

	For the Six Months Ended February 28, 2015				For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Mid Cap Intrinsic Value:
Investor Class	112	194	(97)	209	176	97	(696)	(423)
Trust Class	30	82	(78)	34	70	44	(142)	(28)
Institutional Class	435	114	(76)	473	667	42	(172)	537
Class A	195	33	(83)	145	210	13	(117)	106
Class C	36	3	(3)	36	24	1	(7)	18
Class R3	8	2	(5)	5	3	1	(31)	(27)
Multi-Cap Opportunities:
Institutional Class	8,948	947	(14,787)	(4,892)	67,275	258	(15,271)	52,262
Class A	1,430	286	(2,452)	(736)	8,625	124	(3,704)	5,045
Class C	668	101	(693)	76	2,771	24	(207)	2,588
Real Estate:
Trust Class	2,237	1,109	(3,619)	(273)	5,241	1,742	(10,294)	(3,311)
Institutional Class	5,200	1,286	(7,172)	(686)	13,294	1,691	(11,747)	3,238
Class A	2,808	567	(2,408)	967	5,346	809	(7,154)	(999)
Class C	252	114	(256)	110	395	167	(878)	(316)
Class R3	559	82	(446)	195	830	83	(492)	421
Class R6	550	103	(108)	545	1,282	59	(189)	1,152
Small Cap Growth:
Investor Class	22	—	(141)	(119)	108	—	(279)	(171)
Trust Class	5	—	(21)	(16)	18	—	(107)	(89)
Advisor Class	22	—	(62)	(40)	48	—	(78)	(30)
Institutional Class	51	—	(71)	(20)	178	—	(106)	72
Class A	42	—	(41)	1	256	—	(199)	57
Class C	6	—	(12)	(6)	55	—	(25)	30
Class R3	7	—	(1)	6	13	—	(12)	1
Socially Responsive:
Investor Class	952	2,406	(2,018)	1,340	2,027	1,608	(6,674)	(3,039)
Trust Class	1,311	3,011	(3,885)	437	3,087	2,042	(7,296)	(2,167)
Institutional Class	3,252	2,041	(2,875)	2,418	6,348	1,268	(5,577)	2,039
Class A	1,286	1,040	(1,031)	1,295	2,274	502	(2,180)	596
Class C	424	308	(136)	596	671	119	(174)	616
Class R3	204	248	(268)	184	387	126	(320)	193
Class R6	1,298	813	(1,895)	216	5,548	415	(6,043)	(80)

	For the Six Months Ended February 28, 2015				For the Year Ended August 31, 2014
(000's omitted)	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Value:
Institutional Class	410	58	(130)	338	560	2	(310)	252
Class A	186	28	(81)	133	308	1	(95)	214
Class C	13	2	(6)	9	15	—	(3)	12

(1)  Period from September 3, 2013 (Commencement of Operations) to August 31, 2014.

(2)  Period from December 30, 2014 (Commencement of Operations) to February 28, 2015.

z  A zero balance, if any, may reflect actual amounts rounding to less than 1,000.

Note E—Lines of Credit:

At February 28, 2015, each Fund was a participant in a syndicated committed, unsecured $700,000,000 line of credit (the "Credit Facility"), to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Under the terms of the Credit Facility, each Fund has agreed to pay its pro rata share of the annual commitment fee, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable, and interest charged on any borrowing made by such Fund and other costs incurred by such Fund. Because several mutual funds participate in the Credit Facility, there is no assurance that an individual Fund will have access to all or any part of the $700,000,000 at any particular time. There were no loans outstanding under the Credit Facility at February 28, 2015. During the period from January 9, 2015 (the date of the Credit Facility) through February 28, 2015, none of the Funds utilized this line of credit. The Credit Facility replaced the State Street lines of credit referred to below.

During the reporting period, prior to the commencement of the Credit Facility, and on January 9, 2015, each Fund was a participant in a committed, unsecured $300,000,000 line of credit with State Street and an uncommitted, unsecured $100,000,000 line of credit with State Street, both to be used only for temporary or emergency purposes. During the period ended February 28, 2015, none of the Funds utilized either line of credit with State Street.

Note F—Investments In Affiliates(1):

	Balance of Shares Held August 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2015	Value February 28, 2015	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Genesis
Abaxis, Inc.	1,162,400	227,631	—	1,390,031	$84,680,689	$265,970		$—
Altisource Asset Management Corp.	155,717	—	19,300	136,417	24,152,630	—	*	2,470,288

	Balance of Shares Held August 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2015	Value February 28, 2015	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Altisource Portfolio Solutions SA(2)	1,595,670	122,900	1,059,100	659,470	$13,281,726	$—	*	$(75,110,047)
Applied Industrial Technologies, Inc.	2,403,244	—	241,600	2,161,644	94,701,624	1,169,905		163,756
AptarGroup, Inc.	3,977,400	—	436,300	3,541,100	233,252,257	2,105,824		21,511,555
Badger Meter, Inc.(2)	727,301	—	68,200	659,101	38,491,498	258,552		773,535
Balchem Corp.	1,643,735	167,400	85,426	1,725,709	101,678,774	495,009		376,075
Bank of Hawaii Corp.	2,393,212	3,100	162,600	2,233,712	134,603,485	2,043,956		1,399,923
CARBO Ceramics, Inc.(2)	1,362,257	—	334,100	1,028,157	37,466,041	783,425		(4,400,327)
CLARCOR, Inc.	3,492,088	—	393,029	3,099,059	203,949,073	1,340,135		14,833,113
Compass Minerals International, Inc.	2,697,873	—	423,200	2,274,673	206,244,601	3,013,382		28,768,603
Computer Modelling Group Ltd.	5,948,400	34,700	—	5,983,100	60,848,127	1,071,726		—
Exponent, Inc.	1,122,035	3,400	2,700	1,122,735	97,150,260	560,343		71,074
First Financial Bankshares, Inc.	3,628,036	—	341,400	3,286,636	86,339,928	991,686		451,741
Forward Air Corp.	1,737,200	214,900	15,132	1,936,968	103,627,788	215,748		60,075
Haemonetics Corp.	4,260,500	—	469,400	3,791,100	168,552,306	—	*	4,930,914
Healthcare Services Group, Inc.	4,687,081	—	506,800	4,180,281	140,332,033	1,531,406		8,496,599
Hibbett Sports, Inc.	1,778,969	40,000	109,900	1,709,069	83,590,565	—	*	2,771,826
Home Loan Servicing Solutions Ltd.(2)	5,407,600	117,900	5,525,500	—	—	3,851,172		(47,004,453)
ICON PLC	4,109,500	—	387,000	3,722,500	256,889,725	—	*	7,709,356
Innophos Holdings, Inc.	1,586,542	—	170,300	1,416,242	79,493,663	1,407,160		1,254,795
J & J Snack Foods Corp.	997,646	60,600	72,800	985,446	99,717,281	658,015		5,460,083
Lindsay Corp.	872,250	—	80,400	791,850	69,350,223	442,044		(785,884)
Manhattan Associates, Inc.	5,217,228	153,500	480,900	4,889,828	243,757,926	—	*	8,447,754
Media General, Inc.	1,626,509	4,301,960	90,500	5,837,969	87,044,118	—	*	(662,496)
Meridian Bioscience, Inc.	2,537,797	—	223,800	2,313,997	45,817,141	962,579		(614,504)
Monotype Imaging Holdings, Inc.	2,986,745	317,261	73,900	3,230,106	103,395,693	488,780		34,899
MWI Veterinary Supply, Inc.(2)	1,213,705	—	1,213,705	—	—	—	*	166,527,336

	Balance of Shares Held August 31, 2014	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held February 28, 2015	Value February 28, 2015	Distributions from Investments in Affiliated Issuers		Net Realized Gain (Loss) from Investments in Affiliated Issuers
Natural Gas Services Group, Inc.	713,700	—	66,600	647,100	$12,476,088	$—	*	$325,225
NETGEAR, Inc.	2,893,300	152,600	253,600	2,792,300	90,023,752	—	*	(766,824)
NetScout Systems, Inc.	766,884	1,479,200	—	2,246,084	90,562,107	—	*	—
Nexstar Broadcasting Group, Inc. Class A	2,748,021	80,100	219,400	2,608,721	142,253,556	907,545		215,373
Pason Systems, Inc.	4,710,557	47,800	283,000	4,475,357	65,621,385	1,402,235		(320,783)
Pool Corp.	3,049,798	103,400	277,500	2,875,698	198,912,031	686,840		1,989,579
Power Integrations, Inc.	2,530,900	216,200	70,000	2,677,100	146,865,706	637,296		(172,872)
Raven Industries, Inc.	3,087,352	—	290,400	2,796,952	58,288,480	771,863		1,285,494
RLI Corp.	2,522,414	—	237,500	2,284,914	110,566,988	8,148,269		4,210,644
Rogers Corp.	856,551	368,455	12,300	1,212,706	94,930,626	—	*	(20,302)
Safety Insurance Group, Inc.	950,949	—	89,500	861,449	50,394,767	1,243,829		1,121,686
Sensient Technologies Corp.	3,975,245	—	373,900	3,601,345	229,081,555	1,876,448		5,467,881
State Street Institutional Treasury Plus Fund Premier Class(2)	255,161,152	905,557,219	1,160,718,370	1	1	—	*	—
Tennant Co.	948,802	8,600	29,000	928,402	60,689,639	374,041		(3,167)
Tyler Technologies, Inc.(2)	1,718,232	—	161,400	1,556,832	185,839,036	—	*	1,985,582
United Stationers, Inc.	2,780,741	—	261,800	2,518,941	101,740,027	760,057		2,390,014
West Pharmaceutical Services, Inc.	4,051,158	251,500	9,900	4,292,758	234,899,718	944,407		168,485
Westamerica Bancorporation(2)	1,566,743	—	505,540	1,061,203	45,706,013	949,660		355,183
Total					$4,817,260,650	$42,359,307		$166,166,787

(1)  Affiliated issuers, as defined in the 1940 Act.

(2)  At February 28, 2015, the issuers of these securities were no longer affiliated with Genesis.

*  Security did not produce income during the last twelve months.

Note G—Legal Matters:

Beginning in July 2010, shareholder Benjamin J. Gamoran filed a series of lawsuits naming, along with other defendants, the Trust as a nominal defendant. The suits included derivative claims purportedly on behalf of the Trust alleging that the defendants were liable for losses related to the predecessor to International Equity's investments in shares of certain companies that were alleged to have illegally offered or facilitated online gambling by individuals located in the United States. Gamoran also eventually made a demand on the Trust's board seeking to have the board authorize the Trust to pursue such claims. The board refused Gamoran's demand, and all of Gamoran's lawsuits were dismissed for reasons including Gamoran's initial failure to make demand on the board and his failure to show that the Trust's board improperly refused the demand he eventually made.

On October 28, 2013, the United States Court of Appeals for the Second Circuit entered a summary order affirming the dismissal of plaintiff's most recent derivative complaint (which alleged that the board had wrongfully refused Gamoran's demand that the board bring a lawsuit) and directing the District Court to enter a judgment of dismissal with prejudice, which the District Court did on or about November 28, 2013. There has been no further action with respect to any of the Gamoran lawsuits.

For the period ended February 28, 2015, the litigation, demand investigation and related fees recorded in the Statements of Operations were $0. The Trust has filed a claim under its insurance policy for reimbursement of certain litigation expenses. During the period ended February 28, 2015, the Trust received $279,908 in insurance proceeds. The Trust does not anticipate additional payments from its insurance carrier.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of each Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

Financial Highlights

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements. Per share amounts that round to less than $0.01 or $(0.01) per share are presented as $0.00 or $(0.00), respectively. Ratios that round to less than 0.00% or (0.00)% per share are presented as 0.00% or (0.00)%, respectively. Net Asset amounts with a zero balance, if any, may reflect actual amounts rounding to less than $0.1 million. A "—" indicates that the line item was not applicable in the corresponding period.

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
All Cap Core Fund§§
Institutional Class
2/28/2015 (Unaudited)	$11.42	$0.01	$(0.57)	$(0.56)	$—	$(1.64)	$—	$(1.64)	$—	$—	$9.22	(4.24	%)**	$51.8	1.06%*	.75%*	.12%*	54%**
8/31/2014	$10.18	$0.01	$2.18	$2.19	$(0.01)	$(0.94)	$—	$(0.95)	$0.00	$—	$11.42	22.55%		$59.3	1.03%	.75%	.12%	62%
8/31/2013	$9.34	$0.04	$1.54	$1.58	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.18	17.97%		$48.3	1.10%	.75%	.40%	70%
8/31/2012	$9.05	$0.02	$0.98	$1.00	$(0.02)	$(0.69)	$—	$(0.71)	$—	$—	$9.34	12.21%		$27.1	1.15%	.75%	.26%	93%
8/31/2011	$7.91	$0.06	$1.41	$1.47	$(0.07)	$(0.26)	$—	$(0.33)	$—	$—	$9.05	18.62%		$27.3	1.17%	.75%	.67%	150%
8/31/2010	$8.06	$0.06	$(0.01)	$0.05	$(0.05)	$(0.15)	$—	$(0.20)	$—	$—	$7.91	.44%		$17.6	1.22%	.75%	.78%	129%
Class A
2/28/2015 (Unaudited)	$11.25	$(0.02)	$(0.55)	$(0.57)	$—	$(1.64)	$—	$(1.64)	$—	$—	$9.04	(4.40	%)**	$13.0	1.44%*	1.20%*	(.34%)*	54%**
8/31/2014	$10.08	$(0.04)	$2.15	$2.11	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$11.25	21.95%		$25.7	1.40%	1.20%	(.34%)	62%
8/31/2013	$9.29	$(0.00)	$1.53	$1.53	$—	$(0.74)	$—	$(0.74)	$—	$—	$10.08	17.50%		$30.7	1.48%	1.20%	(.02%)	70%
8/31/2012	$9.03	$(0.02)	$0.97	$0.95	$—	$(0.69)	$—	$(0.69)	$—	$—	$9.29	11.62%		$29.2	1.53%	1.20%	(.20%)	93%
8/31/2011	$7.88	$0.02	$1.41	$1.43	$(0.02)	$(0.26)	$—	$(0.28)	$—	$—	$9.03	18.15%		$30.9	1.58%	1.20%	.23%	150%
8/31/2010	$8.05	$0.03	$(0.03)	$0.00	$(0.02)	$(0.15)	$—	$(0.17)	$—	$—	$7.88	(.11%)		$38.0	1.60%	1.20%	.36%	129%
Class C
2/28/2015 (Unaudited)	$10.64	$(0.05)	$(0.53)	$(0.58)	$—	$(1.64)	$—	$(1.64)	$—	$—	$8.42	(4.77	%)**	$11.5	2.18%*	1.95%*	(1.09%)*	54%**
8/31/2014	$9.64	$(0.11)	$2.05	$1.94	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$10.64	21.13%		$15.6	2.15%	1.95%	(1.08%)	62%
8/31/2013	$8.98	$(0.07)	$1.47	$1.40	$—	$(0.74)	$—	$(0.74)	$—	$—	$9.64	16.60%		$13.6	2.23%	1.95%	(.78%)	70%
8/31/2012	$8.82	$(0.08)	$0.93	$0.85	$—	$(0.69)	$—	$(0.69)	$—	$—	$8.98	10.71%		$11.7	2.28%	1.95%	(.96%)	93%
8/31/2011	$7.74	$(0.05)	$1.39	$1.34	$—	$(0.26)	$—	$(0.26)	$—	$—	$8.82	17.29%		$13.2	2.30%	1.95%	(.53%)	150%
8/31/2010	$7.94	$(0.03)	$(0.02)	$(0.05)	$—	$(0.15)	$—	$(0.15)	$—	$—	$7.74	(.75%)		$11.6	2.35%	1.95%	(.41%)	129%
Emerging Markets Equity Fund
Institutional Class
2/28/2015 (Unaudited)	$17.89	$0.02	$(1.33)	$(1.31)	$(0.17)	$—	$—	$(0.17)	$—	$—	$16.41	(7.26	%)**	$422.2	1.46%*	1.25%*	.19%*	17%**
8/31/2014	$15.34	$0.16	$2.48	$2.64	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.89	17.24%		$514.8	1.45%	1.25%	.96%	36%
8/31/2013	$14.99	$0.18	$0.24	$0.42	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.34	2.77%		$374.1	1.60%	1.25%	1.10%	36%
8/31/2012	$15.80	$0.13	$(0.86)	$(0.73)	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.99	(4.53%)		$161.7	1.77%	1.25%	.89%	78%
8/31/2011	$15.61	$0.18	$0.40	$0.58	$(0.03)	$(0.36)	$—	$(0.39)	$—	$0.00	$15.80	3.44%		$107.7	2.56%	1.26%	1.05%	71%
8/31/2010	$14.05	$0.11	$2.51	$2.62	$(0.06)	$(1.00)	$—	$(1.06)	$—	$0.00	$15.61	18.76%		$9.0	6.65%	1.26%	.72%	81%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Emerging Markets Equity Fund (cont'd)
Class A
2/28/2015 (Unaudited)	$17.80	$(0.01)	$(1.32)	$(1.33)	$(0.13)	$—	$—	$(0.13)	$—	$—	$16.34	(7.43	%)**	$16.3	1.82%*	1.50%*	(.07%)*	17	%**
8/31/2014	$15.27	$0.15	$2.44	$2.59	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$17.80	16.99%		$19.9	1.82%	1.50%	.88%	36%
8/31/2013	$14.92	$0.11	$0.27	$0.38	$(0.03)	$—	$—	$(0.03)	$—	$—	$15.27	2.54%		$7.3	2.00%	1.50%	.69%	36%
8/31/2012	$15.74	$0.08	$(0.85)	$(0.77)	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.92	(4.84%)		$4.1	2.23%	1.50%	.53%	78%
8/31/2011	$15.57	$0.03	$0.50	$0.53	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.74	3.16%		$4.9	3.22%	1.50%	.19%	71%
8/31/2010	$14.02	$0.09	$2.50	$2.59	$(0.04)	$(1.00)	$—	$(1.04)	$—	$0.00	$15.57	18.58%		$5.5	6.71%	1.51%	.61%	81%
Class C
2/28/2015 (Unaudited)	$17.26	$(0.07)	$(1.28)	$(1.35)	$(0.04)	$—	$—	$(0.04)	$—	$—	$15.87	(7.79	%)**	$7.0	2.57%*	2.25%*	(.82%)*	17	%**
8/31/2014	$14.87	$0.00	$2.39	$2.39	$—	$—	$—	$—	$0.00	$—	$17.26	16.07%		$7.0	2.56%	2.25%	.01%	36%
8/31/2013	$14.61	$0.02	$0.24	$0.26	$—	$—	$—	$—	$—	$—	$14.87	1.78%		$4.1	2.73%	2.25%	.13%	36%
8/31/2012	$15.46	$(0.02)	$(0.83)	$(0.85)	$—	$—	$—	$—	$—	$—	$14.61	(5.50%)		$1.4	2.93%	2.25%	(.17%)	78%
8/31/2011	$15.41	$(0.02)	$0.43	$0.41	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.46	2.41%		$1.1	3.80%	2.26%	(.12%)	71%
8/31/2010	$13.96	$(0.10)	$2.55	$2.45	$—	$(1.00)	$—	$(1.00)	$—	$0.00	$15.41	17.62%		$0.2	7.05%	2.26%	(.63%)	81%
Class R3
2/28/2015 (Unaudited)	$17.47	$(0.04)	$(1.28)	$(1.32)	$(0.09)	$—	$—	$(0.09)	$—	$—	$16.06	(7.53	%)**	$0.8	2.13%*	1.91%*	(.50%)*	17	%**
8/31/2014	$15.02	$0.07	$2.39	$2.46	$(0.01)	$—	$—	$(0.01)	$0.00	$—	$17.47	16.42%		$0.6	2.13%	1.91%	.45%	36%
8/31/2013	$14.71	$0.03	$0.28	$0.31	$—	$—	$—	$—	$—	$—	$15.02	2.11%		$0.2	2.31%	1.91%	.22%	36%
8/31/2012	$15.52	$0.04	$(0.85)	$(0.81)	$—	$—	$—	$—	$—	$—	$14.71	(5.22%)		$0.3	2.49%	1.92%	.28%	78%
8/31/2011	$15.42	$(0.01)	$0.47	$0.46	$—	$(0.36)	$—	$(0.36)	$—	$0.00	$15.52	2.73%		$0.0	8.02%	1.91%	(.04%)	71%
Period from 6/21/2010^ to 8/31/2010	$15.10	$(0.00)	$0.32	$0.32	$—	$—	$—	$—	$—	$0.00	$15.42	2.12	%**	$0.0	39.77%*	1.93%*	(.09%)*	81	%Ø
Class R6
2/28/2015 (Unaudited)	$17.91	$0.02	$(1.33)	$(1.31)	$(0.18)	$—	$—	$(0.18)	$—	$—	$16.42	(7.24	%)**	$92.1	1.38%*	1.18%*	.24%*	17	%**
8/31/2014	$15.35	$0.18	$2.47	$2.65	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$17.91	17.35%		$83.8	1.37%	1.18%	1.08%	36%
Period from 3/15/2013^ to 8/31/2013	$16.85	$0.13	$(1.63)	$(1.50)	$—	$—	$—	$—	$—	$—	$15.35	(8.90	%)**	$31.1	1.57%*	1.18%*	1.80%*	36	%Ø
Equity Income Fund
Institutional Class
2/28/2015 (Unaudited)	$13.19	$0.17	$0.07	$0.24	$(0.16)	$(0.52)	$—	$(0.68)	$—	$—	$12.75	2.05	%**	$1,628.1	.67%*	.67%*	2.69%*	24	%**
8/31/2014	$11.76	$0.33	$1.94	$2.27	$(0.33)	$(0.51)	$—	$(0.84)	$0.00	$—	$13.19	20.11%		$1,578.5	.68%	.68%	2.66%	41%
8/31/2013	$11.74	$0.30	$0.25	$0.55	$(0.42)	$(0.11)	$—	$(0.53)	$—	$—	$11.76	4.79%		$1,439.4	.68%	.68%	2.45%	70%
8/31/2012	$11.28	$0.35	$0.57	$0.92	$(0.38)	$(0.08)	$—	$(0.46)	$—	$—	$11.74	8.49%		$1,213.6	.71%	.71%§	3.10%	42%
8/31/2011	$10.02	$0.33	$1.41	$1.74	$(0.48)	$—	$—	$(0.48)	$—	$—	$11.28	17.70%		$701.7	.80%	.80%§	2.93%	22%
8/31/2010	$8.74	$0.40	$1.22	$1.62	$(0.34)	$—	$—	$(0.34)	$—	$—	$10.02	18.81%		$100.9	1.01%	.80%	4.09%	29%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Equity Income Fund (cont'd)
Class A
2/28/2015 (Unaudited)	$13.14	$0.14	$0.08	$0.22	$(0.14)	$(0.52)	$—	$(0.66)	$—	$—	$12.70	1.91	%**	$343.5	1.05%*	1.05	%*	2.27%*	24	%**
8/31/2014	$11.71	$0.27	$1.95	$2.22	$(0.28)	$(0.51)	$—	$(0.79)	$0.00	$—	$13.14	19.72%		$462.6	1.05%	1.05%		2.21%	41%
8/31/2013	$11.70	$0.25	$0.25	$0.50	$(0.38)	$(0.11)	$—	$(0.49)	$—	$—	$11.71	4.32%		$1,036.4	1.05%	1.05%		2.09%	70%
8/31/2012	$11.24	$0.30	$0.57	$0.87	$(0.33)	$(0.08)	$—	$(0.41)	$—	$—	$11.70	8.09%		$1,012.3	1.13%	1.13	%§	2.70%	42%
8/31/2011	$9.99	$0.28	$1.41	$1.69	$(0.44)	$—	$—	$(0.44)	$—	$—	$11.24	17.27%		$567.0	1.16%	1.16	%§	2.50%	22%
8/31/2010	$8.72	$0.36	$1.22	$1.58	$(0.31)	$—	$—	$(0.31)	$—	$—	$9.99	18.36%		$176.6	1.36%	1.16%		3.70%	29%
Class C
2/28/2015 (Unaudited)	$13.06	$0.10	$0.07	$0.17	$(0.09)	$(0.52)	$—	$(0.61)	$—	$—	$12.62	1.56	%**	$447.3	1.79%*	1.79	%*	1.58%*	24	%**
8/31/2014	$11.65	$0.19	$1.92	$2.11	$(0.19)	$(0.51)	$—	$(0.70)	$0.00	$—	$13.06	18.77%		$450.1	1.79%	1.79%		1.54%	41%
8/31/2013	$11.64	$0.16	$0.25	$0.41	$(0.29)	$(0.11)	$—	$(0.40)	$—	$—	$11.65	3.58%		$465.7	1.80%	1.80%		1.34%	70%
8/31/2012	$11.18	$0.22	$0.58	$0.80	$(0.26)	$(0.08)	$—	$(0.34)	$—	$—	$11.64	7.40%		$380.4	1.84%	1.84	%§	1.98%	42%
8/31/2011	$9.96	$0.20	$1.40	$1.60	$(0.38)	$—	$—	$(0.38)	$—	$—	$11.18	16.31%		$233.2	1.91%	1.91	%§	1.81%	22%
8/31/2010	$8.70	$0.31	$1.20	$1.51	$(0.25)	$—	$—	$(0.25)	$—	$—	$9.96	17.59%		$44.0	2.12%	1.91%		3.15%	29%
Class R3
2/28/2015 (Unaudited)	$13.12	$0.13	$0.06	$0.19	$(0.12)	$(0.52)	$—	$(0.64)	$—	$—	$12.67	1.74	%**	$3.9	1.30%*	1.30	%*	2.07%*	24	%**
8/31/2014	$11.69	$0.25	$1.93	$2.18	$(0.24)	$(0.51)	$—	$(0.75)	$0.00	$—	$13.12	19.42%		$3.4	1.34%	1.34	%§	2.04%	41%
8/31/2013	$11.69	$0.22	$0.23	$0.45	$(0.34)	$(0.11)	$—	$(0.45)	$—	$—	$11.69	3.94%		$2.6	1.41%	1.41	%§	1.78%	70%
8/31/2012	$11.24	$0.29	$0.55	$0.84	$(0.31)	$(0.08)	$—	$(0.39)	$—	$—	$11.69	7.78%		$1.1	1.41%	1.41	%§	2.59%	42%
8/31/2011	$9.99	$0.27	$1.39	$1.66	$(0.41)	$—	$—	$(0.41)	$—	$—	$11.24	16.92%		$0.2	4.32%	1.41%		2.44%	22%
Period from 6/21/2010^ to 8/31/2010	$10.06	$0.11	$(0.12)	$(0.01)	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.99	(.04	%)**	$0.0	36.17%*	1.41	%*	5.53%*	29	%Ø
Focus Fund
Investor Class
2/28/2015 (Unaudited)	$29.77	$0.10	$0.82	$0.92	$(0.16)	$(4.22)	$—	$(4.38)	$—	$—	$26.31	3.89	%**	$686.4	.91%*	.91	%*	.72%*	21	%**
8/31/2014	$26.90	$0.18	$5.57	$5.75	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$29.77	22.65%		$699.4	.91%	.91%		.64%	84%
8/31/2013	$21.71	$0.18	$5.15	$5.33	$(0.14)	$—	$—	$(0.14)	$—	$—	$26.90	24.69%		$636.9	.94%	.94%		.72%	79%
8/31/2012	$18.80	$0.14	$2.87	$3.01	$(0.10)	$—	$—	$(0.10)	$—	$—	$21.71	16.10%		$534.3	.97%	.97%		.72%	96%
8/31/2011	$16.07	$0.13	$2.70	$2.83	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.80	17.61%		$503.8	.97%	.97%		.65%	113%
8/31/2010	$16.59	$0.11	$(0.50)	$(0.39)	$(0.13)	$—	$—	$(0.13)	$—	$—	$16.07	(2.39%)		$478.8	.97%	.97%		.61%	89%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Trust Class
2/28/2015 (Unaudited)	$20.64	$0.05	$0.49	$0.54	$(0.15)	$(4.22)	$—	$(4.37)	$—	$—	$16.81	3.78	%**	$120.7	1.10%*	1.10%*	.52%*	21	%**
8/31/2014	$19.50	$0.09	$3.94	$4.03	$(0.21)	$(2.68)	$—	$(2.89)	$0.00	$—	$20.64	22.40%		$125.7	1.11%	1.11%	.47%	84%
8/31/2013	$15.78	$0.10	$3.74	$3.84	$(0.12)	$—	$—	$(0.12)	$—	$—	$19.50	24.48%		$56.3	1.14%	1.14%	.53%	79%
8/31/2012	$13.70	$0.07	$2.08	$2.15	$(0.07)	$—	$—	$(0.07)	$—	$—	$15.78	15.82%		$15.0	1.16%	1.16%	.52%	96%
8/31/2011	$11.73	$0.06	$1.98	$2.04	$(0.07)	$—	$—	$(0.07)	$—	$—	$13.70	17.39%		$17.9	1.16%	1.16%	.45%	113%
8/31/2010	$12.14	$0.05	$(0.36)	$(0.31)	$(0.10)	$—	$—	$(0.10)	$—	$—	$11.73	(2.61%)		$18.9	1.19%	1.19%	.38%	89%
Advisor Class
2/28/2015 (Unaudited)	$13.03	$0.02	$0.24	$0.26	$(0.16)	$(4.22)	$—	$(4.38)	$—	$—	$8.91	3.76	%**	$6.7	1.26%*	1.26%*	.37%*	21	%**
8/31/2014	$13.27	$0.04	$2.57	$2.61	$(0.17)	$(2.68)	$—	$(2.85)	$0.00	$—	$13.03	22.21%		$7.1	1.27%	1.27%	.28%	84%
8/31/2013	$10.79	$0.04	$2.55	$2.59	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.27	24.22%		$6.1	1.29%	1.29%	.37%	79%
8/31/2012	$9.41	$0.04	$1.42	$1.46	$(0.08)	$—	$—	$(0.08)	$—	$—	$10.79	15.68%		$5.8	1.31%	1.31%	.37%	96%
8/31/2011	$8.08	$0.03	$1.36	$1.39	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.41	17.20%		$7.8	1.32%	1.32%	.30%	113%
8/31/2010	$8.40	$0.01	$(0.24)	$(0.23)	$(0.09)	$—	$—	$(0.09)	$—	$—	$8.08	(2.83%)		$7.7	1.42%	1.42%§	.15%	89%
Institutional Class
2/28/2015 (Unaudited)	$29.83	$0.13	$0.81	$0.94	$(0.21)	$(4.22)	$—	$(4.43)	$—	$—	$26.34	3.96	%**	$24.3	.76%*	.75%*	.94%*	21	%**
8/31/2014	$26.95	$0.21	$5.60	$5.81	$(0.25)	$(2.68)	$—	$(2.93)	$0.00	$—	$29.83	22.86%		$9.4	.76%	.75%	.72%	84%
8/31/2013	$21.76	$0.24	$5.14	$5.38	$(0.19)	$—	$—	$(0.19)	$—	$—	$26.95	24.89%		$22.6	.77%	.75%	.96%	79%
8/31/2012	$18.84	$0.19	$2.87	$3.06	$(0.14)	$—	$—	$(0.14)	$—	$—	$21.76	16.39%		$6.9	.80%	.75%	.97%	96%
8/31/2011	$16.08	$0.21	$2.66	$2.87	$(0.11)	$—	$—	$(0.11)	$—	$—	$18.84	17.85%		$4.9	.85%	.75%	1.03%	113%
Period from 6/21/2010^ to 8/31/2010	$17.77	$0.06	$(1.75)	$(1.69)	$—	$—	$—	$—	$—	$—	$16.08	(9.51	%)**	$0.0	36.90%*	.75%*	1.80%*	89	%Ø
Class A
2/28/2015 (Unaudited)	$20.50	$0.05	$0.48	$0.53	$(0.15)	$(4.22)	$—	$(4.37)	$—	$—	$16.66	3.73	%**	$6.0	1.13%*	1.11%*	.51%*	21	%**
8/31/2014	$19.38	$0.09	$3.91	$4.00	$(0.20)	$(2.68)	$—	$(2.88)	$0.00	$—	$20.50	22.40%		$3.9	1.13%	1.11%	.47%	84%
8/31/2013	$15.71	$0.10	$3.71	$3.81	$(0.14)	$—	$—	$(0.14)	$—	$—	$19.38	24.47%		$1.9	1.19%	1.11%	.56%	79%
8/31/2012	$13.67	$0.09	$2.07	$2.16	$(0.12)	$—	$—	$(0.12)	$—	$—	$15.71	15.96%		$0.7	1.22%	1.11%	.61%	96%
8/31/2011	$11.73	$0.10	$1.95	$2.05	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.67	17.43%		$0.4	2.20%	1.11%	.66%	113%
Period from 6/21/2010^ to 8/31/2010	$12.97	$0.03	$(1.27)	$(1.24)	$—	$—	$—	$—	$—	$—	$11.73	(9.56	%)**	$0.0	37.28%*	1.11%*	1.44%*	89	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Focus Fund (cont'd)
Class C
2/28/2015 (Unaudited)	$12.70	$(0.01)	$0.21	$0.20	$(0.12)	$(4.22)	$—	$(4.34)	$—	$—	$8.56	3.37	%**	$2.8	1.89%*	1.86%*	(.22%)*	21	%**
8/31/2014	$13.03	$(0.03)	$2.52	$2.49	$(0.14)	$(2.68)	$—	$(2.82)	$0.00	$—	$12.70	21.52%		$1.5	1.91%	1.86%	(.27%)	84%
8/31/2013	$10.62	$(0.02)	$2.51	$2.49	$(0.08)	$—	$—	$(0.08)	$—	$—	$13.03	23.61%		$0.6	1.94%	1.86%	(.20%)	79%
8/31/2012	$9.32	$(0.02)	$1.41	$1.39	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.62	15.04%		$0.3	1.97%	1.86%	(.17%)	96%
8/31/2011	$8.07	$(0.02)	$1.36	$1.34	$(0.09)	$—	$—	$(0.09)	$—	$—	$9.32	16.62%		$0.3	2.92%	1.86%	(.16%)	113%
Period from 6/21/2010^ to 8/31/2010	$8.94	$0.01	$(0.88)	$(0.87)	$—	$—	$—	$—	$—	$—	$8.07	(9.73	%)**	$0.0	38.06%*	1.86%*	.69%*	89	%Ø
Genesis Fund
Investor Class
2/28/2015 (Unaudited)	$40.89	$0.07	$1.59	$1.66	$(0.14)	$(4.91)	$—	$(5.05)	$—	$—	$37.50	4.85	%**	$2,269.1	1.02%*	1.02%*	.37%*	6	%**
8/31/2014	$40.18	$0.08	$5.37	$5.45	$(0.24)	$(4.50)	$—	$(4.74)	$0.00	$—	$40.89	13.65	%@@	$2,437.6	1.01%	1.01%	.20%	14%
8/31/2013	$34.65	$0.26	$7.57	$7.83	$(0.19)	$(2.11)	$—	$(2.30)	$—	$—	$40.18	23.91%		$2,458.7	1.02%	1.02%	.71%	20%
8/31/2012	$34.28	$0.11	$1.94	$2.05	$(0.53)	$(1.15)	$—	$(1.68)	$—	$—	$34.65	6.31%		$2,256.0	1.03%	1.03%	.31%	15%
8/31/2011	$26.44	$0.27	$7.57	$7.84	$—	$—	$—	$—	$—	$—	$34.28	29.65%		$2,157.7	1.05%	1.05%	.81%	18%
8/31/2010	$24.39	$(0.03)	$2.08	$2.05	$—	$—	$—	$—	$—	$—	$26.44	8.41%		$1,773.6	1.06%	1.06%	(.11%)	16%
Trust Class
2/28/2015 (Unaudited)	$63.21	$0.09	$2.64	$2.73	$(0.04)	$(4.91)	$—	$(4.95)	$—	$—	$60.99	4.82	%**	$2,521.2	1.10%*	1.10%*	.28%*	6	%**
8/31/2014	$59.83	$0.07	$8.00	$8.07	$(0.19)	$(4.50)	$—	$(4.69)	$0.00	$—	$63.21	13.55	%@@	$2,935.3	1.10%	1.10%	.11%	14%
8/31/2013	$50.47	$0.35	$11.23	$11.58	$(0.11)	$(2.11)	$—	$(2.22)	$—	$—	$59.83	23.81%		$3,192.4	1.10%	1.10%	.63%	20%
8/31/2012	$49.13	$0.11	$2.83	$2.94	$(0.45)	$(1.15)	$—	$(1.60)	$—	$—	$50.47	6.21%		$3,037.6	1.11%	1.11%	.23%	15%
8/31/2011	$37.92	$0.35	$10.86	$11.21	$—	$—	$—	$—	$—	$—	$49.13	29.56%		$3,436.5	1.13%	1.13%	.74%	18%
8/31/2010	$35.00	$(0.07)	$2.99	$2.92	$—	$—	$—	$—	$—	$—	$37.92	8.34%		$3,057.6	1.12%	1.12%	(.17%)	16%
Advisor Class
2/28/2015 (Unaudited)	$32.18	$(0.00)	$1.19	$1.19	$(0.04)	$(4.91)	$—	$(4.95)	$—	$—	$28.42	4.68	%**	$528.4	1.38%*	1.38%*	(.00%)*	6	%**
8/31/2014	$32.46	$(0.05)	$4.32	$4.27	$(0.05)	$(4.50)	$—	$(4.55)	$0.00	$—	$32.18	13.24	%@@	$598.9	1.37%	1.37%	(.16%)	14%
8/31/2013	$28.42	$0.11	$6.13	$6.24	$(0.09)	$(2.11)	$—	$(2.20)	$—	$—	$32.46	23.46%		$626.0	1.38%	1.38%	.35%	20%
8/31/2012	$28.43	$(0.01)	$1.58	$1.57	$(0.43)	$(1.15)	$—	$(1.58)	$—	$—	$28.42	5.91%		$579.8	1.38%	1.38%	(.04%)	15%
8/31/2011	$22.00	$0.12	$6.31	$6.43	$—	$—	$—	$—	$—	$—	$28.43	29.23%		$601.3	1.40%	1.40%	.43%	18%
8/31/2010	$20.35	$(0.10)	$1.75	$1.65	$—	$—	$—	$—	$—	$—	$22.00	8.11%		$440.2	1.38%	1.38%	(.42%)	16%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Genesis Fund (cont'd)
Institutional Class
2/28/2015 (Unaudited)	$60.72	$0.15	$2.53	$2.68	$(0.19)	$(4.91)	$—	$(5.10)	$—	$—	$58.30	4.96	%**	$4,323.4	.85%*	.85%§*	.53%*	6	%**
8/31/2014	$57.62	$0.22	$7.70	$7.92	$(0.32)	$(4.50)	$—	$(4.82)	$0.00	$—	$60.72	13.82	%@@	$5,061.4	.85%	.85%§	.36%	14%
8/31/2013	$48.71	$0.46	$10.81	$11.27	$(0.25)	$(2.11)	$—	$(2.36)	$—	$—	$57.62	24.12%		$5,989.3	.85%	.85%	.87%	20%
8/31/2012	$47.48	$0.24	$2.73	$2.97	$(0.59)	$(1.15)	$—	$(1.74)	$—	$—	$48.71	6.51%		$5,707.1	.86%	.85%	.49%	15%
8/31/2011	$36.56	$0.45	$10.47	$10.92	$—	$—	$—	$—	$—	$—	$47.48	29.87%		$4,975.0	.89%	.87%	.97%	18%
8/31/2010	$33.64	$0.04	$2.88	$2.92	$—	$—	$—	$—	$—	$—	$36.56	8.68%		$3,571.8	.87%	.85%	.11%	16%
Class R6
2/28/2015 (Unaudited)	$60.75	$0.18	$2.51	$2.69	$(0.24)	$(4.91)	$—	$(5.15)	$—	$—	$58.29	4.98	%**	$2,989.0	.78%*	.78%*	.61%*	6	%**
8/31/2014	$57.63	$0.28	$7.70	$7.98	$(0.36)	$(4.50)	$—	$(4.86)	$0.00	$—	$60.75	13.92	%@@	$2,690.7	.78%	.78%§	.45%	14%
Period from 3/15/2013^ to 8/31/2013	$53.91	$0.18	$3.54	$3.72	$—	$—	$—	$—	$—	$—	$57.63	6.90	%**	$975.9	.80%*	.78%*	.67%*	20	%Ø
Global Equity Fund
Institutional Class
2/28/2015 (Unaudited)	$11.22	$0.01	$0.07	$0.08	$(0.73)	$(3.84)	$—	$(4.57)	$—	$—	$6.73	3.44	%**	$3.4	3.52%*	1.15%*	.16%*	7	%**
8/31/2014	$9.49	$0.06	$1.80	$1.86	$(0.04)	$(0.09)	$—	$(0.13)	$—	$—	$11.22	19.67%		$38.9	1.72%	1.15%	.54%	39%
8/31/2013	$8.50	$0.06	$0.93	$0.99	$—	$—	$—	$—	$—	$—	$9.49	11.65%		$33.5	5.16%	1.15%	.63%	43%
8/31/2012	$9.10	$0.09	$0.09	$0.18	$(0.32)	$—	$(0.46)	$(0.78)	$—	$—	$8.50	2.82%		$4.3	10.85%	1.15%	1.12%	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.90)	$(0.90)	$—	$—	$—	$—	$—	$—	$9.10	(9.00	%)**	$0.8	55.68%*	1.15%*	(.20%)*	8	%**
Class A
2/28/2015 (Unaudited)	$11.14	$(0.02)	$0.09	$0.07	$(0.70)	$(3.84)	$—	$(4.54)	$—	$—	$6.67	3.35	%**	$0.4	4.66%*	1.51%*	(.40%)*	7	%**
8/31/2014	$9.43	$0.03	$1.77	$1.80	$(0.00)	$(0.09)	$—	$(0.09)	$—	$—	$11.14	19.18%		$0.4	2.18%	1.51%	.28%	39%
8/31/2013	$8.48	$0.03	$0.92	$0.95	$—	$—	$—	$—	$—	$—	$9.43	11.20%		$0.1	5.67%	1.51%	.34%	43%
8/31/2012	$9.09	$0.04	$0.11	$0.15	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.48	2.51%		$0.1	11.83%	1.51%	.54%	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.90)	$(0.91)	$—	$—	$—	$—	$—	$—	$9.09	(9.10	%)**	$0.1	69.65%*	1.51%*	(.53%)*	8	%**
Class C
2/28/2015 (Unaudited)	$10.89	$(0.05)	$0.08	$0.03	$(0.62)	$(3.84)	$—	$(4.46)	$—	$—	$6.46	2.96	%**	$0.2	5.55%*	2.26%*	(1.16%)*	7	%**
8/31/2014	$9.28	$(0.06)	$1.76	$1.70	$—	$(0.09)	$—	$(0.09)	$—	$—	$10.89	18.39%		$0.2	2.96%	2.26%	(.54%)	39%
8/31/2013	$8.41	$(0.03)	$0.90	$0.87	$—	$—	$—	$—	$—	$—	$9.28	10.34%		$0.1	6.50%	2.26%	(.36%)	43%
8/31/2012	$9.08	$(0.02)	$0.11	$0.09	$(0.30)	$—	$(0.46)	$(0.76)	$—	$—	$8.41	1.77%		$0.0	12.88%	2.26%	(.30%)	62%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.90)	$(0.92)	$—	$—	$—	$—	$—	$—	$9.08	(9.20	%)**	$0.0	74.49%*	2.26%*	(1.31%)*	8	%**

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Global Real Estate Fund
Institutional Class
Period from 12/30/2014^ to 2/28/2015 (Unaudited)	$10.00	$0.00	$0.31	$0.31	$—	$—	$—	$—	$—	$—	$10.31	3.10	%**	$2.1	13.30	%[b]*	1.00	%[b]*	.15	%[b]*	9	%**
Class A
Period from 12/30/2014^ to 2/28/2015 (Unaudited)	$10.00	$(0.00)	$0.31	$0.31	$—	$—	$—	$—	$—	$—	$10.31	3.10	%**	$0.7	13.61	%[b]*	1.36	%[b]*	(.05	%)[b]*	9	%**
Class C
Period from 12/30/2014^ to 2/28/2015 (Unaudited)	$10.00	$(0.02)	$0.32	$0.30	$—	$—	$—	$—	$—	$—	$10.30	3.00	%**	$0.3	15.21	%[b]*	2.11	%[b]*	(.96	%)[b]*	9	%**
Global Thematic Opportunities Fund
Institutional Class
2/28/2015 (Unaudited)	$10.70	$0.03	$(0.34)	$(0.31)	$(0.07)	$—	$—	$(0.07)	$—	$—	$10.32	(2.83	%)**	$77.7	1.41	%*	1.25	%*	.56	%*	38	%**
8/31/2014	$9.52	$0.08	$1.15	$1.23	$(0.05)	$—	$—	$(0.05)	$0.00	$—	$10.70	12.92%		$82.8	1.39%		1.25%		.75%		80%
8/31/2013	$8.74	$0.05	$0.78	$0.83	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.52	9.53%		$73.1	1.59%		1.25%		.53%		98%
8/31/2012	$9.44	$0.05	$(0.73)	$(0.68)	$(0.02)	$—	$—	$(0.02)	$—	$—	$8.74	(7.22%)		$49.8	1.84%		1.25%		.56%		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.00)	$(0.56)	$(0.56)	$—	$—	$—	$—	$—	$—	$9.44	(5.60	%)**	$27.4	4.83	%*	1.25	%*	(.14	%)*	11	%**
Class A
2/28/2015 (Unaudited)	$10.62	$0.01	$(0.32)	$(0.31)	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.26	(2.94	%)**	$0.2	2.81	%*	1.61	%*	.22	%*	38	%**
8/31/2014	$9.47	$0.04	$1.13	$1.17	$(0.02)	$—	$—	$(0.02)	$0.00	$—	$10.62	12.40%		$0.2	1.85%		1.61%		.36%		80%
8/31/2013	$8.70	$0.02	$0.78	$0.80	$(0.03)	$—	$—	$(0.03)	$—	$—	$9.47	9.20%		$0.6	2.00%		1.61%		.23%		98%
8/31/2012	$9.44	$0.02	$(0.75)	$(0.73)	$(0.01)	$—	$—	$(0.01)	$—	$—	$8.70	(7.68%)		$0.6	2.25%		1.61%		.27%		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.01)	$(0.55)	$(0.56)	$—	$—	$—	$—	$—	$—	$9.44	(5.60	%)**	$0.2	13.72	%*	1.61	%*	(.50	%)*	11	%**
Class C
2/28/2015 (Unaudited)	$10.44	$(0.03)	$(0.33)	$(0.36)	$(0.02)	$—	$—	$(0.02)	$—	$—	$10.06	(3.42	%)**	$0.1	2.67	%*	2.36	%*	(.55	%)*	38	%**
8/31/2014	$9.35	$(0.04)	$1.13	$1.09	$—	$—	$—	$—	$0.00	$—	$10.44	11.66%		$0.1	2.64%		2.36%		(.37%)		80%
8/31/2013	$8.63	$(0.05)	$0.77	$0.72	$—	$—	$—	$—	$—	$—	$9.35	8.34%		$0.1	2.84%		2.36%		(.59%)		98%
8/31/2012	$9.42	$(0.05)	$(0.73)	$(0.78)	$(0.01)	$—	$—	$(0.01)	$—	$—	$8.63	(8.25%)		$0.1	3.11%		2.36%		(.57%)		57%
Period from 6/30/2011^ to 8/31/2011	$10.00	$(0.02)	$(0.56)	$(0.58)	$—	$—	$—	$—	$—	$—	$9.42	(5.80	%)**	$0.1	21.31	%*	2.36	%*	(1.32	%)*	11	%**
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
Greater China Equity Fund
Institutional Class
2/28/2015 (Unaudited)	$12.17	$(0.08)	$1.36	$1.28	$(0.09)	$(0.71)	$—	$(0.80)	$—	$—	$12.65	11.10	%**	$114.2	1.63	%*	1.50	%*	(1.28	%)*	77%**
8/31/2014	$10.16	$0.10	$2.06	$2.16	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.17	21.37%		$72.1	1.83%		1.50%		.90%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60	%**	$56.4	2.80	%[b]*	1.50	%[b]*	(1.25	%)[b]*	20%**
Class A
2/28/2015 (Unaudited)	$12.14	$(0.10)	$1.36	$1.26	$(0.09)	$(0.71)	$—	$(0.80)	$—	$—	$12.60	10.83	%**	$3.8	2.00	%*	1.86	%*	(1.70	%)*	77%**
8/31/2014	$10.16	$0.13	$2.00	$2.13	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.14	21.07%		$1.7	2.30%		1.86%		1.19%		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.02)	$0.18	$0.16	$—	$—	$—	$—	$—	$—	$10.16	1.60	%**	$0.1	17.58	%[b]*	1.86	%[b]*	(1.65	%)[b]*	20%**
Class C
2/28/2015 (Unaudited)	$12.03	$(0.14)	$1.34	$1.20	$—	$(0.71)	$—	$(0.71)	$—	$—	$12.52	10.45	%**	$0.1	2.81	%*	2.61	%*	(2.37	%)*	77%**
8/31/2014	$10.15	$(0.02)	$2.05	$2.03	$—	$(0.15)	$—	$(0.15)	$—	$—	$12.03	20.09%		$0.1	2.85%		2.61%		(.20%)		171%
Period from 7/17/2013^ to 8/31/2013	$10.00	$(0.03)	$0.18	$0.15	$—	$—	$—	$—	$—	$—	$10.15	1.50	%**	$0.1	19.16	%[b]*	2.61	%[b]*	(2.41	%)[b]*	20%**
Guardian Fund
Investor Class
2/28/2015 (Unaudited)	$20.43	$0.07	$0.94	$1.01	$(0.15)	$(2.63)	$—	$(2.78)	$—	$—	$18.66	5.63	%@@**	$1,181.5	.88	%*	.88	%*	.68	%*	16%**
8/31/2014	$18.58	$0.16	$3.70	$3.86	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$20.43	21.87%		$1,165.1	.88%		.88%		.83%		37%
8/31/2013	$15.80	$0.14	$3.28	$3.42	$(0.20)	$(0.44)	$—	$(0.64)	$—	$—	$18.58	22.54%		$1,040.3	.90%		.90%		.85%		36%
8/31/2012	$14.49	$0.12	$1.29	$1.41	$(0.10)	$—	$—	$(0.10)	$—	$—	$15.80	9.84%		$939.6	.92%		.92%		.79%		26%
8/31/2011	$11.98	$0.11	$2.45	$2.56	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.49	21.35%		$962.6	.92%		.92%		.74%		32%
8/31/2010	$11.15	$0.05	$0.84	$0.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$11.98	7.99%		$869.2	.95%		.95%		.40%		36%
Trust Class
2/28/2015 (Unaudited)	$15.20	$0.03	$0.67	$0.70	$(0.13)	$(2.63)	$—	$(2.76)	$—	$—	$13.14	5.53	%@@**	$129.8	1.06	%*	1.06	%*	.48	%*	16%**
8/31/2014	$14.30	$0.09	$2.81	$2.90	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$15.20	21.61%		$136.6	1.06%		1.06%		.64%		37%
8/31/2013	$12.31	$0.09	$2.53	$2.62	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.30	22.36%		$129.4	1.08%		1.08%		.66%		36%
8/31/2012	$11.32	$0.07	$1.01	$1.08	$(0.09)	$—	$—	$(0.09)	$—	$—	$12.31	9.68%		$113.5	1.09%		1.09%		.64%		26%
8/31/2011	$9.38	$0.06	$1.92	$1.98	$(0.04)	$—	$—	$(0.04)	$—	$—	$11.32	21.08%		$102.6	1.09%		1.09%		.55%		32%
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.38	7.75%		$79.0	1.12%		1.12%		.23%		36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Guardian Fund (cont'd)
Advisor Class
2/28/2015 (Unaudited)	$17.55	$0.02	$0.79	$0.81	$(0.05)	$(2.63)	$—	$(2.68)	$—	$—	$15.68	5.42	%@@**	$0.4	1.34%*	1.34%*	.22%*	16%**
8/31/2014	$16.27	$0.04	$3.24	$3.28	$(0.09)	$(1.91)	$—	$(2.00)	$0.00	$—	$17.55	21.27%		$0.4	1.28%	1.28%	.25%	37%
8/31/2013	$13.91	$0.04	$2.87	$2.91	$(0.11)	$(0.44)	$—	$(0.55)	$—	$—	$16.27	21.81%		$0.6	1.50%	1.50%§	.23%	36%
8/31/2012	$12.77	$0.02	$1.16	$1.18	$(0.04)	$—	$—	$(0.04)	$—	$—	$13.91	9.27%		$0.6	1.50%	1.50%§	.19%	26%
8/31/2011	$10.59	$0.02	$2.16	$2.18	$—	$—	$—	$—	$—	$—	$12.77	20.59%		$0.6	1.50%	1.50%§	.15%	32%
8/31/2010	$9.87	$(0.02)	$0.75	$0.73	$(0.01)	$—	$—	$(0.01)	$—	$—	$10.59	7.38%		$0.5	2.59%	1.50%	(.16%)	36%
Institutional Class
2/28/2015 (Unaudited)	$20.47	$0.08	$0.95	$1.03	$(0.18)	$(2.63)	$—	$(2.81)	$—	$—	$18.69	5.76	%@@**	$131.0	.71%*	.71%*	.85%*	16%**
8/31/2014	$18.62	$0.20	$3.70	$3.90	$(0.14)	$(1.91)	$—	$(2.05)	$0.00	$—	$20.47	22.03%		$129.4	.71%	.71%	1.01%	37%
8/31/2013	$15.83	$0.17	$3.29	$3.46	$(0.23)	$(0.44)	$—	$(0.67)	$—	$—	$18.62	22.80%		$88.9	.73%	.73%	1.00%	36%
8/31/2012	$14.52	$0.15	$1.29	$1.44	$(0.13)	$—	$—	$(0.13)	$—	$—	$15.83	10.03%		$60.0	.74%	.74%§	1.01%	26%
8/31/2011	$12.01	$0.12	$2.47	$2.59	$(0.08)	$—	$—	$(0.08)	$—	$—	$14.52	21.51%		$33.5	.75%	.75%§	.77%	32%
8/31/2010	$11.16	$0.08	$0.84	$0.92	$(0.07)	$—	$—	$(0.07)	$—	$—	$12.01	8.22%		$4.3	.81%	.75%	.65%	36%
Class A
2/28/2015 (Unaudited)	$15.08	$0.04	$0.65	$0.69	$(0.14)	$(2.63)	$—	$(2.77)	$—	$—	$13.00	5.54	%@@**	$84.3	1.07%*	1.07%*	.51%*	16%**
8/31/2014	$14.21	$0.09	$2.79	$2.88	$(0.10)	$(1.91)	$—	$(2.01)	$0.00	$—	$15.08	21.62%		$73.8	1.09%	1.09%§	.64%	37%
8/31/2013	$12.24	$0.08	$2.52	$2.60	$(0.19)	$(0.44)	$—	$(0.63)	$—	$—	$14.21	22.38%		$34.6	1.11%	1.11%§	.62%	36%
8/31/2012	$11.28	$0.07	$1.00	$1.07	$(0.11)	$—	$—	$(0.11)	$—	$—	$12.24	9.63%		$17.6	1.12%	1.11%	.64%	26%
8/31/2011	$9.36	$0.06	$1.91	$1.97	$(0.05)	$—	$—	$(0.05)	$—	$—	$11.28	21.06%		$10.8	1.15%	1.11%	.51%	32%
8/31/2010	$8.75	$0.02	$0.66	$0.68	$(0.07)	$—	$—	$(0.07)	$—	$—	$9.36	7.72%		$3.5	1.22%	1.11%	.23%	36%
Class C
2/28/2015 (Unaudited)	$17.18	$(0.02)	$0.77	$0.75	$—	$(2.63)	$—	$(2.63)	$—	$—	$15.30	5.13	%@@**	$3.0	1.83%*	1.83%*	(.27%)*	16%**
8/31/2014	$15.96	$(0.03)	$3.16	$3.13	$(0.00)	$(1.91)	$—	$(1.91)	$0.00	$—	$17.18	20.71%		$2.9	1.86%	1.86%§	(.15%)	37%
8/31/2013	$13.66	$(0.02)	$2.84	$2.82	$(0.08)	$(0.44)	$—	$(0.52)	$—	$—	$15.96	21.43%		$2.6	1.86%	1.86%	(.15%)	36%
8/31/2012	$12.60	$(0.02)	$1.13	$1.11	$(0.05)	$—	$—	$(0.05)	$—	$—	$13.66	8.83%		$1.3	1.88%	1.86%	(.13%)	26%
8/31/2011	$10.51	$(0.04)	$2.15	$2.11	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.60	20.11%		$1.1	1.90%	1.86%	(.28%)	32%
8/31/2010	$9.86	$(0.06)	$0.76	$0.70	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.51	7.08%		$0.4	2.46%	1.86%	(.51%)	36%
Class R3
2/28/2015 (Unaudited)	$17.54	$0.02	$0.79	$0.81	$(0.08)	$(2.63)	$—	$(2.71)	$—	$—	$15.64	5.43	%@@**	$0.8	1.37%*	1.36%*	.22%*	16%**
8/31/2014	$16.25	$0.06	$3.21	$3.27	$(0.07)	$(1.91)	$—	$(1.98)	$0.00	$—	$17.54	21.29%		$0.7	1.38%	1.36%	.37%	37%
8/31/2013	$13.79	$0.04	$2.89	$2.93	$(0.03)	$(0.44)	$—	$(0.47)	$—	$—	$16.25	22.03%		$0.4	1.41%	1.36%	.24%	36%
8/31/2012	$12.72	$0.05	$1.13	$1.18	$(0.11)	$—	$—	$(0.11)	$—	$—	$13.79	9.40%		$0.5	1.39%	1.36%	.36%	26%
8/31/2011	$10.57	$0.04	$2.16	$2.20	$(0.05)	$—	$—	$(0.05)	$—	$—	$12.72	20.79%		$0.4	1.44%	1.36%	.28%	32%
8/31/2010	$9.88	$(0.00)	$0.74	$0.74	$(0.05)	$—	$—	$(0.05)	$—	$—	$10.57	7.51%		$0.1	3.12%	1.36%	(.02%)	36%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#		Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets		Portfolio Turnover Rate
International Equity Fund
Investor Class
2/28/2015 (Unaudited)	$20.70	$(0.01)	$0.52	$0.51	$(0.15)	$—	$—	$(0.15)	$—	$—	$21.06	2.52	%@@**	$123.4	1.27	%*	1.01	%*	(.08	%)*	12	%**
8/31/2014	$18.62	$0.26	$1.99	$2.25	$(0.17)	$—	$—	$(0.17)	$0.00	$—	$20.70	12.14%		$124.4	1.26%		1.07%		1.29%		34%
Period from 1/28/2013^ to 8/31/2013	$18.03	$0.21	$0.38	$0.59	$—	$—	$—	$—	$—	$—	$18.62	3.27	%**	$125.7	1.32	%*	1.09	%*	1.87	%*	44	%Øa
Trust Class
2/28/2015 (Unaudited)	$23.02	$(0.02)	$0.58	$0.56	$(0.08)	$—	$—	$(0.08)	$—	$—	$23.50	2.46	%@@**	$61.6	1.37	%*	1.11	%*	(.17	%)*	12	%**
8/31/2014	$20.70	$0.28	$2.20	$2.48	$(0.16)	$—	$—	$(0.16)	$0.00	$—	$23.02	12.02%		$67.7	1.36%		1.16%		1.23%		34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.21	$0.44	$0.65	$—	$—	$—	$—	$—	$—	$20.70	3.24	%**	$111.9	1.42	%*	1.19	%*	1.73	%*	44	%Øa
Institutional Class
2/28/2015 (Unaudited)	$11.32	$0.00	$0.28	$0.28	$(0.20)	$—	$—	$(0.20)	$—	$—	$11.40	2.62	%@@**	$870.6	1.11	%*	.85	%§*	.08	%*	12	%**
8/31/2014	$10.26	$0.17	$1.09	$1.26	$(0.20)	$—	$—	$(0.20)	$0.00	$—	$11.32	12.38%		$887.3	1.07%		.85%		1.49%		34%
8/31/2013	$9.15	$0.15	$1.10	$1.25	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.26	13.82%		$770.3	1.14%		.85%		1.54%		44%[a]
8/31/2012	$9.20	$0.16	$(0.10)	$0.06	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.15	.78%		$491.6	1.16%		.84%		1.88%		33%
8/31/2011	$8.10	$0.16	$1.11	$1.27	$(0.17)	$—	$—	$(0.17)	$—	$—	$9.20	15.62%		$342.6	1.23%		.80%		1.67%		46%
8/31/2010	$7.53	$0.12	$0.56	$0.68	$(0.11)	$—	$—	$(0.11)	$—	$0.00	$8.10	9.05%		$168.1	1.24%		.80%		1.53%		50%
Class A
2/28/2015 (Unaudited)	$23.01	$(0.04)	$0.58	$0.54	$(0.11)	$—	$—	$(0.11)	$—	$—	$23.44	2.39	%@@**	$62.5	1.54	%*	1.21	%§*	(.34	%)*	12	%**
8/31/2014	$20.69	$0.28	$2.19	$2.47	$(0.15)	$—	$—	$(0.15)	$0.00	$—	$23.01	11.98%		$26.2	1.45%		1.21%		1.23%		34%
Period from 1/28/2013^ to 8/31/2013	$20.05	$0.19	$0.45	$0.64	$—	$—	$—	$—	$—	$—	$20.69	3.19	%**	$12.8	1.55	%*	1.28	%*	1.57	%*	44	%Øa
Class C
2/28/2015 (Unaudited)	$22.72	$(0.11)	$0.57	$0.46	$(0.02)	$—	$—	$(0.02)	$—	$—	$23.16	2.04	%@@**	$7.1	2.23	%*	1.96	%§*	(1.05	%)*	12	%**
8/31/2014	$20.50	$0.13	$2.15	$2.28	$(0.06)	$—	$—	$(0.06)	$0.00	$—	$22.72	11.16%		$6.1	2.21%		1.96%		.59%		34%
Period from 1/28/2013^ to 8/31/2013	$19.97	$0.09	$0.44	$0.53	$—	$—	$—	$—	$—	$—	$20.50	2.65	%**	$1.9	2.51	%*	2.08	%*	.74	%*	44	%Øa
Class R6
2/28/2015 (Unaudited)	$11.42	$0.01	$0.28	$0.29	$(0.21)	$—	$—	$(0.21)	$—	$—	$11.50	2.67	%@@**	$23.4	1.01	%*	.75	%§*	.17	%*	12	%**
Period from 9/3/2013^ to 8/31/2014	$10.26	$0.08	$1.19	$1.27	$(0.11)	$—	$—	$(0.11)	$0.00	$—	$11.42	12.46	%**	$21.9	1.12	%*	.79	%*	.73	%*	34	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
International Select Fund
Trust Class
2/28/2015 (Unaudited)	$11.21	$(0.02)	$0.31	$0.29	$(0.12)	$—	$—	$(0.12)	$—	$—	$11.38	2.66	%@@**	$12.7	1.34%*	1.25%*	(.39%)*	10%**
8/31/2014	$10.14	$0.13	$1.04	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.21	11.56%		$13.0	1.33%	1.25%	1.19%	27%
8/31/2013	$9.14	$0.10	$1.01	$1.11	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.14	12.17%		$13.9	1.37%	1.25%	1.05%	50%
8/31/2012	$9.35	$0.13	$(0.24)	$(0.11)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.14	(1.05%)		$14.2	1.40%	1.25%	1.47%	29%
8/31/2011	$8.31	$0.09	$1.00	$1.09	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.35	13.09%		$18.6	1.39%	1.25%	.97%	54%
8/31/2010	$7.93	$0.09	$0.38	$0.47	$(0.09)	$—	$—	$(0.09)	$—	$0.00	$8.31	5.87%		$27.7	1.53%	1.25%	1.10%	45%
Institutional Class
2/28/2015 (Unaudited)	$11.21	$(0.00)	$0.30	$0.30	$(0.16)	$—	$—	$(0.16)	$—	$—	$11.35	2.80	%@@**	$219.7	.94%*	.90%*	(.05%)*	10%**
8/31/2014	$10.14	$0.18	$1.03	$1.21	$(0.14)	$—	$—	$(0.14)	$0.00	$—	$11.21	11.98%		$211.6	.93%	.90%	1.58%	27%
8/31/2013	$9.14	$0.14	$1.00	$1.14	$(0.14)	$—	$—	$(0.14)	$—	$—	$10.14	12.56%		$200.6	.97%	.90%	1.44%	50%
8/31/2012	$9.36	$0.15	$(0.23)	$(0.08)	$(0.14)	$—	$—	$(0.14)	$—	$—	$9.14	(.65%)		$172.0	.99%	.90%	1.76%	29%
8/31/2011	$8.32	$0.16	$0.96	$1.12	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$9.36	13.39%		$161.5	1.01%	.90%	1.60%	54%
8/31/2010	$7.93	$0.12	$0.38	$0.50	$(0.11)	$—	$—	$(0.11)	$—	$0.00	$8.32	6.29%		$129.5	1.12%	.90%	1.45%	45%
Class A
2/28/2015 (Unaudited)	$11.14	$(0.02)	$0.30	$0.28	$(0.12)	$—	$—	$(0.12)	$—	$—	$11.30	2.55	%@@**	$9.2	1.32%*	1.24%*	(.34%)*	10%**
8/31/2014	$10.07	$0.14	$1.03	$1.17	$(0.10)	$—	$—	$(0.10)	$0.00	$—	$11.14	11.69%		$9.3	1.30%	1.24%	1.25%	27%
8/31/2013	$9.09	$0.11	$0.98	$1.09	$(0.11)	$—	$—	$(0.11)	$—	$—	$10.07	12.08%		$9.3	1.36%	1.24%	1.16%	50%
8/31/2012	$9.30	$0.14	$(0.24)	$(0.10)	$(0.11)	$—	$—	$(0.11)	$—	$—	$9.09	(.96%)		$8.3	1.39%	1.24%	1.56%	29%
8/31/2011	$8.27	$0.08	$1.00	$1.08	$(0.05)	$—	$—	$(0.05)	$—	$0.00	$9.30	13.06%		$5.2	1.39%	1.24%	.81%	54%
8/31/2010	$7.90	$0.10	$0.37	$0.47	$(0.10)	$—	$—	$(0.10)	$—	$0.00	$8.27	5.87%		$9.3	1.52%	1.24%	1.24%	45%
Class C
2/28/2015 (Unaudited)	$10.97	$(0.06)	$0.31	$0.25	$(0.04)	$—	$—	$(0.04)	$—	$—	$11.18	2.27	%@@**	$4.2	2.05%*	2.00%*	(1.12%)*	10%**
8/31/2014	$9.93	$0.05	$1.02	$1.07	$(0.03)	$—	$—	$(0.03)	$0.00	$—	$10.97	10.79%		$4.6	2.05%	2.00%	.42%	27%
8/31/2013	$8.98	$0.04	$0.97	$1.01	$(0.06)	$—	$—	$(0.06)	$—	$—	$9.93	11.23%		$4.0	2.09%	2.00%	.36%	50%
8/31/2012	$9.17	$0.06	$(0.21)	$(0.15)	$(0.04)	$—	$—	$(0.04)	$—	$—	$8.98	(1.64%)		$3.7	2.13%	2.00%	.65%	29%
8/31/2011	$8.20	$0.05	$0.95	$1.00	$(0.03)	$—	$—	$(0.03)	$—	$0.00	$9.17	12.19%		$2.1	2.14%	2.00%	.57%	54%
8/31/2010	$7.87	$0.04	$0.36	$0.40	$(0.07)	$—	$—	$(0.07)	$—	$0.00	$8.20	5.02%		$1.5	2.29%	2.01%	.45%	45%
Class R3
2/28/2015 (Unaudited)	$11.05	$(0.04)	$0.31	$0.27	$(0.10)	$—	$—	$(0.10)	$—	$—	$11.22	2.51	%@@**	$3.2	1.56%*	1.51%*	(.71%)*	10%**
8/31/2014	$10.01	$0.11	$1.02	$1.13	$(0.09)	$—	$—	$(0.09)	$0.00	$—	$11.05	11.35%		$2.2	1.55%	1.51%	1.03%	27%
8/31/2013	$9.04	$0.07	$0.99	$1.06	$(0.09)	$—	$—	$(0.09)	$—	$—	$10.01	11.83%		$2.6	1.60%	1.51%	.74%	50%
8/31/2012	$9.27	$0.12	$(0.25)	$(0.13)	$(0.10)	$—	$—	$(0.10)	$—	$—	$9.04	(1.24%)		$0.4	1.67%	1.51%	1.35%	29%
8/31/2011	$8.26	$0.11	$0.94	$1.05	$(0.04)	$—	$—	$(0.04)	$—	$0.00	$9.27	12.71%		$0.1	1.87%	1.51%	1.15%	54%
8/31/2010	$7.90	$0.07	$0.37	$0.44	$(0.08)	$—	$—	$(0.08)	$—	$0.00	$8.26	5.57%		$0.1	3.50%	1.51%	.87%	45%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Intrinsic Value Fund
Institutional Class
2/28/2015 (Unaudited)	$14.98	$(0.03)	$0.81	$0.78	$—	$(0.79)	$—	$(0.79)	$—	$—	$14.97	5.82	%**	$319.1	1.13%*	1.00%*	(.42%)*	11%**
8/31/2014	$12.81	$(0.06)	$2.80	$2.74	$(0.03)	$(0.54)	$—	$(0.57)	$0.00	$—	$14.98	21.74%		$252.0	1.13%	1.00%	(.40%)	24%
8/31/2013	$10.26	$0.05	$2.68	$2.73	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.81	26.94%		$182.6	1.18%	1.00%	.42%	25%
8/31/2012	$10.26	$(0.01)	$1.09	$1.08	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.26	12.21%		$134.2	1.22%	1.00%	(.14%)	30%
8/31/2011	$9.41	$(0.04)	$1.32	$1.28	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.26	13.08%		$114.7	1.26%	1.00%	(.35%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$0.01	$(0.60)	$(0.59)	$—	$—	$—	$—	$—	$—	$9.41	(5.90	%)**	$80.9	1.70%*	1.00%*	.33%*	19%**
Class A
2/28/2015 (Unaudited)	$14.76	$(0.06)	$0.79	$0.73	$—	$(0.79)	$—	$(0.79)	$—	$—	$14.70	5.55	%**	$22.5	1.52%*	1.36%*	(.80%)*	11%**
8/31/2014	$12.65	$(0.11)	$2.76	$2.65	$(0.00)	$(0.54)	$—	$(0.54)	$0.00	$—	$14.76	21.31%		$13.5	1.51%	1.36%	(.77%)	24%
8/31/2013	$10.16	$0.00	$2.67	$2.67	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.65	26.61%		$13.9	1.58%	1.36%	.01%	25%
8/31/2012	$10.22	$(0.05)	$1.07	$1.02	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.16	11.62%		$8.4	1.61%	1.36%	(.51%)	30%
8/31/2011	$9.40	$(0.09)	$1.34	$1.25	$(0.03)	$(0.40)	$—	$(0.43)	$—	$—	$10.22	12.74%		$8.6	1.65%	1.36%	(.73%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.00)	$(0.60)	$(0.60)	$—	$—	$—	$—	$—	$—	$9.40	(6.00	%)**	$0.6	2.11%*	1.36%*	(.02%)*	19%**
Class C
2/28/2015 (Unaudited)	$14.29	$(0.10)	$0.75	$0.65	$—	$(0.79)	$—	$(0.79)	$—	$—	$14.15	5.17	%**	$15.8	2.24%*	2.11%*	(1.53%)*	11%**
8/31/2014	$12.35	$(0.21)	$2.69	$2.48	$—	$(0.54)	$—	$(0.54)	$0.00	$—	$14.29	20.40%		$12.7	2.26%	2.11%	(1.51%)	24%
8/31/2013	$10.00	$(0.08)	$2.61	$2.53	$—	$(0.18)	$—	$(0.18)	$—	$—	$12.35	25.62%		$10.3	2.31%	2.11%	(.70%)	25%
8/31/2012	$10.14	$(0.12)	$1.06	$0.94	$—	$(1.08)	$—	$(1.08)	$—	$—	$10.00	10.87%		$6.9	2.35%	2.11%	(1.25%)	30%
8/31/2011	$9.38	$(0.17)	$1.34	$1.17	$(0.01)	$(0.40)	$—	$(0.41)	$—	$—	$10.14	11.91%		$5.5	2.34%	2.11%	(1.48%)	44%
Period from 5/10/2010^ to 8/31/2010	$10.00	$(0.02)	$(0.60)	$(0.62)	$—	$—	$—	$—	$—	$—	$9.38	(6.20	%)**	$0.0	3.09%*	2.11%*	(.79%)*	19%**
Large Cap Disciplined Growth Fund
Investor Class
2/28/2015 (Unaudited)	$8.33	$0.01	$0.07	$0.08	$—	$(4.32)	$—	$(4.32)	$—	$—	$4.09	4.20	%@@**	$10.8	1.26%*	1.14%*	.26%*	41%**
8/31/2014	$8.18	$0.04	$1.41	$1.45	$(0.01)	$(1.29)	$—	$(1.30)	$0.00	$—	$8.33	19.09%		$11.2	1.07%	1.07%	.44%	61%
8/31/2013	$7.68	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.18	12.76%		$16.1	1.11%	1.11%§	.42%	66%
8/31/2012	$7.38	$0.01	$0.62	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.68	9.12%		$17.8	1.11%	1.11%§	.08%	116%
8/31/2011	$6.18	$(0.01)	$1.21	$1.20	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.38	19.44%		$15.5	1.11%	1.11%§	(.08%)	101%
8/31/2010	$6.04	$0.02	$0.12	$0.14	$(0.00)	$—	$—	$(0.00)	$—	$—	$6.18	2.37%		$11.4	1.23%	1.11%	.29%	104%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Disciplined Growth Fund (cont'd)
Institutional Class
2/28/2015 (Unaudited)	$8.38	$0.02	$0.07	$0.09	$(0.01)	$(4.32)	$—	$(4.33)	$—	$—	$4.14	4.41	%@@**	$71.9	.96%*	.77%*	.54%*	41%**
8/31/2014	$8.23	$0.06	$1.42	$1.48	$(0.04)	$(1.29)	$—	$(1.33)	$0.00	$—	$8.38	19.41%		$185.0	.83%	.75%	.71%	61%
8/31/2013	$7.72	$0.06	$0.90	$0.96	$(0.08)	$(0.37)	$—	$(0.45)	$—	$—	$8.23	13.28%		$409.2	.79%	.75%	.77%	66%
8/31/2012	$7.41	$0.03	$0.62	$0.65	$(0.01)	$(0.33)	$—	$(0.34)	$—	$—	$7.72	9.43%		$601.6	.78%	.75%	.44%	116%
8/31/2011	$6.20	$0.02	$1.21	$1.23	$(0.02)	$—	$—	$(0.02)	$—	$—	$7.41	19.79%		$565.4	.80%	.75%	.29%	101%
8/31/2010	$6.05	$0.04	$0.13	$0.17	$(0.02)	$—	$—	$(0.02)	$—	$—	$6.20	2.76%		$346.6	.87%	.75%	.61%	104%
Class A
2/28/2015 (Unaudited)	$8.33	$0.01	$0.06	$0.07	$—	$(4.32)	$—	$(4.32)	$—	$—	$4.08	4.09	%@@**	$4.6	1.36%*	1.13%*	.22%*	41%**
8/31/2014	$8.17	$0.03	$1.42	$1.45	$—	$(1.29)	$—	$(1.29)	$0.00	$—	$8.33	19.05%		$12.7	1.21%	1.11%	.38%	61%
8/31/2013	$7.67	$0.03	$0.89	$0.92	$(0.05)	$(0.37)	$—	$(0.42)	$—	$—	$8.17	12.80%		$38.4	1.16%	1.11%	.42%	66%
8/31/2012	$7.37	$0.00	$0.63	$0.63	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.67	9.13%		$67.1	1.16%	1.11%	.06%	116%
8/31/2011	$6.18	$(0.01)	$1.20	$1.19	$(0.00)	$—	$—	$(0.00)	$—	$—	$7.37	19.30%		$40.2	1.19%	1.11%	(.09%)	101%
8/31/2010	$6.04	$0.02	$0.12	$0.14	$—	$—	$—	$—	$—	$—	$6.18	2.32%		$33.0	1.30%	1.11%	.35%	104%
Class C
2/28/2015 (Unaudited)	$8.03	$(0.01)	$0.04	$0.03	$—	$(4.32)	$—	$(4.32)	$—	$—	$3.74	3.58	%@@**	$14.6	2.08%*	1.89%*	(.53%)*	41%**
8/31/2014	$7.93	$(0.03)	$1.38	$1.35	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.03	18.29%		$22.9	1.96%	1.86%	(.34%)	61%
8/31/2013	$7.48	$(0.03)	$0.87	$0.84	$(0.02)	$(0.37)	$—	$(0.39)	$—	$—	$7.93	11.93%		$24.8	1.91%	1.86%	(.34%)	66%
8/31/2012	$7.26	$(0.05)	$0.60	$0.55	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.48	8.14%		$33.4	1.90%	1.86%	(.67%)	116%
8/31/2011	$6.12	$(0.06)	$1.20	$1.14	$—	$—	$—	$—	$—	$—	$7.26	18.63%		$37.0	1.92%	1.86%	(.83%)	101%
8/31/2010	$6.02	$(0.03)	$0.13	$0.10	$—	$—	$—	$—	$—	$—	$6.12	1.66%		$31.0	2.01%	1.86%	(.46%)	104%
Class R3
2/28/2015 (Unaudited)	$8.27	$0.00	$0.06	$0.06	$—	$(4.32)	$—	$(4.32)	$—	$—	$4.01	3.91	%@@**	$0.2	1.73%*	1.39%*	.05%*	41%**
8/31/2014	$8.10	$0.01	$1.41	$1.42	$—	$(1.25)	$—	$(1.25)	$0.00	$—	$8.27	18.82%		$0.2	1.60%	1.36%	.12%	61%
8/31/2013	$7.61	$0.01	$0.88	$0.89	$(0.03)	$(0.37)	$—	$(0.40)	$—	$—	$8.10	12.48%		$0.4	1.45%	1.36%	.17%	66%
8/31/2012	$7.34	$(0.01)	$0.61	$0.60	$—	$(0.33)	$—	$(0.33)	$—	$—	$7.61	8.75%		$0.3	1.44%	1.36%	(.18%)	116%
8/31/2011	$6.16	$(0.02)	$1.20	$1.18	$—	$—	$—	$—	$—	$—	$7.34	19.16%		$0.3	1.48%	1.36%	(.29%)	101%
8/31/2010	$6.03	$0.00	$0.13	$0.13	$—	$—	$—	$—	$—	$—	$6.16	2.16%		$0.1	3.23%	1.36%	.04%	104%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund
Investor Class
2/28/2015 (Unaudited)	$33.92	$0.15	$0.25	$0.40	$(0.29)	$(3.99)	$—	$(4.28)	$—	$—	$30.04	1.53	%@@**	$1,194.2	.85%*	.85%*	.97%*	78%**
8/31/2014	$32.40	$0.34	$6.62	$6.96	$(0.42)	$(5.02)	$—	$(5.44)	$0.00	$—	$33.92	23.57%		$1,238.3	.85%	.85%	1.04%	104%
8/31/2013	$26.46	$0.36	$5.94	$6.30	$(0.36)	$—	$—	$(0.36)	$—	$—	$32.40	24.05	%@@	$1,149.7	.86%	.86%	1.19%	159%
8/31/2012	$24.97	$0.30	$1.30	$1.60	$(0.11)	$—	$—	$(0.11)	$—	$—	$26.46	6.47%		$1,057.1	.87%	.87%	1.20%	171%
8/31/2011	$22.03	$0.11	$2.86	$2.97	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.97	13.48%		$1,171.4	.85%	.85%	.42%	41%
8/31/2010	$21.67	$0.04	$0.45	$0.49	$(0.13)	$—	$—	$(0.13)	$—	$—	$22.03	2.21%		$1,189.1	.85%	.85%	.19%	42%
Trust Class
2/28/2015 (Unaudited)	$24.54	$0.09	$0.15	$0.24	$(0.26)	$(3.99)	$—	$(4.25)	$—	$—	$20.53	1.44	%@@**	$132.8	1.05%*	1.05%*	.77%*	78%**
8/31/2014	$24.80	$0.20	$4.93	$5.13	$(0.37)	$(5.02)	$—	$(5.39)	$0.00	$—	$24.54	23.36%		$141.1	1.05%	1.05%	.83%	104%
8/31/2013	$20.30	$0.23	$4.54	$4.77	$(0.27)	$—	$—	$(0.27)	$—	$—	$24.80	23.76	%@@	$156.6	1.06%	1.06%	1.01%	159%
8/31/2012	$19.15	$0.19	$1.00	$1.19	$(0.04)	$—	$—	$(0.04)	$—	$—	$20.30	6.26%		$209.6	1.05%	1.05%	.97%	171%
8/31/2011	$16.90	$0.04	$2.21	$2.25	$(0.00)	$—	$—	$(0.00)	$—	$—	$19.15	13.32%		$424.9	1.04%	1.04%	.22%	41%
8/31/2010	$16.67	$0.00	$0.34	$0.34	$(0.11)	$—	$—	$(0.11)	$—	$—	$16.90	2.01%		$547.6	1.03%	1.03%	.01%	42%
Advisor Class
2/28/2015 (Unaudited)	$20.12	$0.06	$0.10	$0.16	$(0.25)	$(3.99)	$—	$(4.24)	$—	$—	$16.04	1.36	%@@**	$200.7	1.20%*	1.20%*	.62%*	78%**
8/31/2014	$21.23	$0.14	$4.12	$4.26	$(0.35)	$(5.02)	$—	$(5.37)	$0.00	$—	$20.12	23.17%		$216.1	1.20%	1.20%	.69%	104%
8/31/2013	$17.46	$0.17	$3.89	$4.06	$(0.29)	$—	$—	$(0.29)	$—	$—	$21.23	23.58	%@@	$205.3	1.21%	1.21%	.86%	159%
8/31/2012	$16.50	$0.14	$0.87	$1.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.46	6.13%		$220.0	1.20%	1.20%	.84%	171%
8/31/2011	$14.59	$0.01	$1.90	$1.91	$—	$—	$—	$—	$—	$—	$16.50	13.09%		$308.9	1.19%	1.19%	.07%	41%
8/31/2010	$14.42	$(0.02)	$0.29	$0.27	$(0.10)	$—	$—	$(0.10)	$—	$—	$14.59	1.83%		$341.5	1.18%	1.18%	(.14%)	42%
Institutional Class
2/28/2015 (Unaudited)	$34.11	$0.17	$0.26	$0.43	$(0.34)	$(3.99)	$—	$(4.33)	$—	$—	$30.21	1.62	%@@**	$99.2	.70%*	.70%§*	1.07%*	78%**
8/31/2014	$32.56	$0.39	$6.65	$7.04	$(0.47)	$(5.02)	$—	$(5.49)	$0.00	$—	$34.11	23.74%		$143.5	.70%	.70%§	1.18%	104%
8/31/2013	$26.59	$0.41	$5.97	$6.38	$(0.41)	$—	$—	$(0.41)	$—	$—	$32.56	24.26	%@@	$113.2	.70%	.70%	1.36%	159%
8/31/2012	$25.11	$0.34	$1.30	$1.64	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.59	6.61%		$103.0	.70%	.70%	1.35%	171%
8/31/2011	$22.15	$0.17	$2.87	$3.04	$(0.08)	$—	$—	$(0.08)	$—	$—	$25.11	13.69%		$200.6	.69%	.69%	.61%	41%
8/31/2010	$21.79	$0.08	$0.45	$0.53	$(0.17)	$—	$—	$(0.17)	$—	$—	$22.15	2.35%		$148.7	.69%	.69%§	.35%	42%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Large Cap Value Fund (cont'd)
Class A
2/28/2015 (Unaudited)	$24.55	$0.10	$0.13	$0.23	$(0.26)	$(3.99)	$—	$(4.25)	$—	$—	$20.53	1.40	%@@**	$6.9	1.09%*	1.09%*	.89%*	78	%**
8/31/2014	$24.83	$0.19	$4.94	$5.13	$(0.39)	$(5.02)	$—	$(5.41)	$0.00	$—	$24.55	23.31%		$2.7	1.08%	1.08%§	.78%	104%
8/31/2013	$20.07	$0.22	$4.54	$4.76	$—	$—	$—	$—	$—	$—	$24.83	23.72	%@@	$1.6	1.11%	1.11%	.97%	159%
8/31/2012	$19.06	$0.20	$0.97	$1.17	$(0.16)	$—	$—	$(0.16)	$—	$—	$20.07	6.24%		$2.0	1.07%	1.07%§	1.03%	171%
8/31/2011	$16.90	$0.06	$2.18	$2.24	$(0.08)	$—	$—	$(0.08)	$—	$—	$19.06	13.20%		$1.4	1.29%	1.11%	.30%	41%
Period from 6/21/2010^ to 8/31/2010	$18.36	$0.01	$(1.47)	$(1.46)	$—	$—	$—	$—	$—	$—	$16.90	(7.95	%)**	$0.0	35.72%*	1.11%*	.16%*	42	%Ø
Class C
2/28/2015 (Unaudited)	$19.40	$0.00	$0.09	$0.09	$(0.17)	$(3.99)	$—	$(4.16)	$—	$—	$15.33	.99	%@@**	$3.4	1.83%*	1.83%§*	.01%*	78	%**
8/31/2014	$20.73	$0.00	$4.01	$4.01	$(0.32)	$(5.02)	$—	$(5.34)	$0.00	$—	$19.40	22.37%		$3.0	1.86%	1.86%§	.03%	104%
8/31/2013	$17.19	$0.02	$3.85	$3.87	$(0.33)	$—	$—	$(0.33)	$—	$—	$20.73	22.87%		$1.2	1.86%	1.86%§	.10%	159%
8/31/2012	$16.31	$0.05	$0.83	$0.88	$—	$—	$—	$—	$—	$—	$17.19	5.40%		$0.2	2.04%	1.86%	.27%	171%
8/31/2011	$14.57	$(0.10)	$1.90	$1.80	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.31	12.32%		$0.1	4.61%	1.86%	(.56%)	41%
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.02)	$(1.26)	$(1.28)	$—	$—	$—	$—	$—	$—	$14.57	(8.08	%)**	$0.0	37.45%*	1.86%*	(.60%)*	42	%Ø
Class R3
2/28/2015 (Unaudited)	$20.32	$0.04	$0.10	$0.14	$(0.22)	$(3.99)	$—	$(4.21)	$—	$—	$16.25	1.27	%@@**	$0.1	1.42%*	1.36%*	.42%*	78	%**
8/31/2014	$21.41	$0.11	$4.16	$4.27	$(0.34)	$(5.02)	$—	$(5.36)	$0.00	$—	$20.32	22.94%		$0.1	1.43%	1.36%	.53%	104%
8/31/2013	$17.34	$0.09	$3.98	$4.07	$—	$—	$—	$—	$—	$—	$21.41	23.47	%@@	$0.1	1.42%	1.36%	.46%	159%
8/31/2012	$16.41	$0.15	$0.82	$0.97	$(0.04)	$—	$—	$(0.04)	$—	$—	$17.34	5.95%		$0.6	1.39%	1.36%	.93%	171%
8/31/2011	$14.58	$(0.01)	$1.90	$1.89	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.41	12.93%		$0.0	6.07%	1.36%	(.08%)	41%
Period from 6/21/2010^ to 8/31/2010	$15.85	$(0.00)	$(1.27)	$(1.27)	$—	$—	$—	$—	$—	$—	$14.58	(8.01	%)**	$0.0	36.96%*	1.36%*	(.09%)*	42	%Ø
Mid Cap Growth Fund
Investor Class
2/28/2015 (Unaudited)	$14.65	$(0.04)	$1.40	$1.36	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.25	10.43	%**	$443.2	.93%*	.93%*	(.51%)*	27	%**
8/31/2014	$13.35	$(0.07)	$2.34	$2.27	$—	$(0.97)	$—	$(0.97)	$0.00	$—	$14.65	17.54%		$415.6	.93%	.93%	(.47%)	63%
8/31/2013	$11.98	$(0.04)	$2.08	$2.04	$—	$(0.67)	$—	$(0.67)	$—	$—	$13.35	18.03%		$377.8	.98%	.98%	(.30%)	46%
8/31/2012	$10.84	$(0.06)	$1.22	$1.16	$—	$(0.02)	$—	$(0.02)	$—	$—	$11.98	10.73%		$347.9	1.01%	1.01%	(.51%)	40%
8/31/2011	$8.43	$(0.05)	$2.46	$2.41	$—	$—	$—	$—	$—	$—	$10.84	28.59%		$335.5	1.02%	1.02%	(.45%)	49%
8/31/2010	$7.43	$(0.05)	$1.05	$1.00	$—	$—	$—	$—	$—	$—	$8.43	13.46%		$288.0	1.07%	1.07%	(.55%)	70%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Trust Class
2/28/2015 (Unaudited)	$23.33	$(0.07)	$2.34	$2.27	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.84	10.45%**	$77.7	1.00%*	1.00%*	(.58%)*	27%**
8/31/2014	$20.75	$(0.12)	$3.66	$3.54	$—	$(0.96)	$—	$(0.96)	$0.00	$—	$23.33	17.40%	$69.6	1.00%	1.00%	(.54%)	63%
8/31/2013	$18.23	$(0.07)	$3.24	$3.17	$—	$(0.65)	$—	$(0.65)	$—	$—	$20.75	18.02%	$54.9	1.04%	1.04%	(.38%)	46%
8/31/2012	$16.48	$(0.10)	$1.85	$1.75	$—	$(0.00)	$—	$(0.00)	$—	$—	$18.23	10.65%	$39.9	1.05%	1.05%	(.55%)	40%
8/31/2011	$12.83	$(0.08)	$3.73	$3.65	$—	$—	$—	$—	$—	$—	$16.48	28.45%	$28.1	1.07%	1.07%	(.52%)	49%
8/31/2010	$11.31	$(0.08)	$1.60	$1.52	$—	$—	$—	$—	$—	$—	$12.83	13.44%	$21.8	1.14%	1.14%	(.61%)	70%
Advisor Class
2/28/2015 (Unaudited)	$23.77	$(0.10)	$2.37	$2.27	$—	$(1.76)	$—	$(1.76)	$—	$—	$24.28	10.25%**	$11.9	1.26%*	1.26%*	(.84%)*	27%**
8/31/2014	$21.13	$(0.18)	$3.74	$3.56	$—	$(0.92)	$—	$(0.92)	$0.00	$—	$23.77	17.16%	$10.3	1.26%	1.26%	(.81%)	63%
8/31/2013	$18.54	$(0.12)	$3.29	$3.17	$—	$(0.58)	$—	$(0.58)	$—	$—	$21.13	17.64%	$11.7	1.30%	1.30%	(.62%)	46%
8/31/2012	$16.82	$(0.17)	$1.89	$1.72	$—	$—	$—	$—	$—	$—	$18.54	10.23%	$10.2	1.44%	1.44%§	(.95%)	40%
8/31/2011	$13.14	$(0.16)	$3.84	$3.68	$—	$—	$—	$—	$—	$—	$16.82	28.01%	$9.0	1.50%	1.50%§	(.95%)	49%
8/31/2010	$11.63	$(0.13)	$1.64	$1.51	$—	$—	$—	$—	$—	$—	$13.14	12.98%	$5.4	1.50%	1.50%§	(.98%)	70%
Institutional Class
2/28/2015 (Unaudited)	$14.89	$(0.02)	$1.43	$1.41	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.54	10.60%**	$418.2	.75%*	.75%§*	(.33%)*	27%**
8/31/2014	$13.56	$(0.04)	$2.37	$2.33	$—	$(1.00)	$—	$(1.00)	$0.00	$—	$14.89	17.74%	$382.5	.75%	.75%	(.29%)	63%
8/31/2013	$12.16	$(0.01)	$2.11	$2.10	$—	$(0.70)	$—	$(0.70)	$—	$—	$13.56	18.32%	$258.6	.79%	.75%	(.07%)	46%
8/31/2012	$11.01	$(0.03)	$1.23	$1.20	$—	$(0.05)	$—	$(0.05)	$—	$—	$12.16	10.96%	$174.2	.79%	.75%	(.26%)	40%
8/31/2011	$8.54	$(0.02)	$2.49	$2.47	$—	$—	$—	$—	$—	$—	$11.01	28.92%	$113.8	.81%	.75%	(.21%)	49%
8/31/2010	$7.50	$(0.02)	$1.06	$1.04	$—	$—	$—	$—	$—	$—	$8.54	13.87%	$121.1	.83%	.75%	(.22%)	70%
Class A
2/28/2015 (Unaudited)	$23.32	$(0.08)	$2.32	$2.24	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.80	10.32%**	$98.5	1.11%*	1.11%*	(.69%)*	27%**
8/31/2014	$20.74	$(0.15)	$3.67	$3.52	$—	$(0.94)	$—	$(0.94)	$0.00	$—	$23.32	17.33%	$100.7	1.13%	1.11%	(.65%)	63%
8/31/2013	$18.23	$(0.08)	$3.23	$3.15	$—	$(0.64)	$—	$(0.64)	$—	$—	$20.74	17.91%	$89.0	1.18%	1.11%	(.44%)	46%
8/31/2012	$16.49	$(0.11)	$1.86	$1.75	$—	$(0.01)	$—	$(0.01)	$—	$—	$18.23	10.61%	$63.2	1.17%	1.11%	(.62%)	40%
8/31/2011	$12.84	$(0.09)	$3.74	$3.65	$—	$—	$—	$—	$—	$—	$16.49	28.43%	$25.2	1.19%	1.11%	(.56%)	49%
8/31/2010	$11.31	$(0.07)	$1.60	$1.53	$—	$—	$—	$—	$—	$—	$12.84	13.53%	$13.6	1.28%	1.11%	(.51%)	70%
Class C
2/28/2015 (Unaudited)	$23.35	$(0.16)	$2.32	$2.16	$—	$(1.76)	$—	$(1.76)	$—	$—	$23.75	9.95%**	$6.8	1.89%*	1.86%*	(1.44%)*	27%**
8/31/2014	$20.81	$(0.31)	$3.68	$3.37	$—	$(0.83)	$—	$(0.83)	$0.00	$—	$23.35	16.46%	$6.0	1.91%	1.86%	(1.40%)	63%
8/31/2013	$18.31	$(0.23)	$3.26	$3.03	$—	$(0.53)	$—	$(0.53)	$—	$—	$20.81	17.05%	$4.4	1.95%	1.86%	(1.20%)	46%
8/31/2012	$16.68	$(0.24)	$1.87	$1.63	$—	$—	$—	$—	$—	$—	$18.31	9.77%	$2.4	1.98%	1.86%	(1.36%)	40%
8/31/2011	$13.09	$(0.23)	$3.82	$3.59	$—	$—	$—	$—	$—	$—	$16.68	27.43%	$0.6	2.04%	1.86%	(1.36%)	49%
8/31/2010	$11.62	$(0.18)	$1.65	$1.47	$—	$—	$—	$—	$—	$—	$13.09	12.65%	$0.2	2.64%	1.86%	(1.32%)	70%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Growth Fund (cont'd)
Class R3
2/28/2015 (Unaudited)	$23.79	$(0.11)	$2.38	$2.27	$—	$(1.76)	$—	$(1.76)	$—	$—	$24.30	10.24	%**	$9.6	1.38%*	1.36%*	(.94%)*	27	%**
8/31/2014	$21.16	$(0.21)	$3.75	$3.54	$—	$(0.91)	$—	$(0.91)	$0.00	$—	$23.79	17.02%		$8.3	1.38%	1.36%	(.90%)	63%
8/31/2013	$18.61	$(0.13)	$3.30	$3.17	$—	$(0.62)	$—	$(0.62)	$—	$—	$21.16	17.63%		$5.6	1.43%	1.36%	(.68%)	46%
8/31/2012	$16.87	$(0.16)	$1.90	$1.74	$—	$—	$—	$—	$—	$—	$18.61	10.31%		$3.0	1.45%	1.36%	(.89%)	40%
8/31/2011	$13.17	$(0.16)	$3.86	$3.70	$—	$—	$—	$—	$—	$—	$16.87	28.09%		$0.5	1.50%	1.36%	(.91%)	49%
8/31/2010	$11.63	$(0.11)	$1.65	$1.54	$—	$—	$—	$—	$—	$—	$13.17	13.24%		$0.1	3.15%	1.36%	(.84%)	70%
Class R6
2/28/2015 (Unaudited)	$14.91	$(0.02)	$1.43	$1.41	$—	$(1.76)	$—	$(1.76)	$—	$—	$14.56	10.59	%**	$44.7	.68%*	.68%§*	(.26%)*	27	%**
8/31/2014	$13.57	$(0.03)	$2.38	$2.35	$—	$(1.01)	$—	$(1.01)	$0.00	$—	$14.91	17.89%		$22.5	.68%	.68%	(.21%)	63%
Period from 3/15/2013^ to 8/31/2013	$12.77	$(0.01)	$0.81	$0.80	$—	$—	$—	$—	$—	$—	$13.57	6.26	%**	$0.1	7.22%*	.68%*	(.13%)*	46	%Ø
Mid Cap Intrinsic Value Fund
Investor Class
2/28/2015 (Unaudited)	$23.56	$0.07	$1.22	$1.29	$(0.23)	$(2.06)	$—	$(2.29)	$—	$—	$22.56	6.31	%@@**	$46.2	1.27%*	1.04%*	.63%*	18	%**
8/31/2014	$20.29	$0.26	$4.20	$4.46	$(0.32)	$(0.87)	$—	$(1.19)	$0.00	$—	$23.56	22.84	%@@	$43.4	1.31%	.98%	1.21%	34%
8/31/2013	$15.90	$0.26	$4.25	$4.51	$(0.12)	$—	$—	$(0.12)	$—	$—	$20.29	28.58%		$45.9	1.40%	1.09%	1.45%	33%
8/31/2012	$14.18	$0.10	$1.68	$1.78	$(0.06)	$—	$—	$(0.06)	$—	$—	$15.90	12.62	%@@	$46.0	1.39%	1.18%	.69%	118%
8/31/2011	$12.26	$0.06	$1.88	$1.94	$(0.02)	$—	$—	$(0.02)	$—	$—	$14.18	15.79%		$46.5	1.33%	1.22%	.38%	27%
8/31/2010	$11.07	$0.01	$1.26	$1.27	$(0.08)	$—	$—	$(0.08)	$—	$—	$12.26	11.51%		$55.9	1.24%	1.22%	.10%	51%
Trust Class
2/28/2015 (Unaudited)	$20.24	$0.04	$1.02	$1.06	$(0.18)	$(2.06)	$—	$(2.24)	$—	$—	$19.06	6.21	%@@**	$14.2	1.50%*	1.25%*	.43%*	18	%**
8/31/2014	$17.61	$0.18	$3.61	$3.79	$(0.29)	$(0.87)	$—	$(1.16)	$0.00	$—	$20.24	22.47	%@@	$14.4	1.57%	1.25%§	.97%	34%
8/31/2013	$13.82	$0.20	$3.70	$3.90	$(0.11)	$—	$—	$(0.11)	$—	$—	$17.61	28.45%		$13.0	1.66%	1.25%	1.26%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.51	%@@	$18.4	1.60%	1.25%	.61%	118%
8/31/2011	$10.68	$0.04	$1.63	$1.67	$(0.01)	$—	$—	$(0.01)	$—	$—	$12.34	15.66%		$24.1	1.54%	1.26%	.33%	27%
8/31/2010	$9.66	$0.01	$1.11	$1.12	$(0.10)	$—	$—	$(0.10)	$—	$—	$10.68	11.55%		$80.5	1.42%	1.25%	.07%	51%
Institutional Class
2/28/2015 (Unaudited)	$23.59	$0.09	$1.23	$1.32	$(0.27)	$(2.06)	$—	$(2.33)	$—	$—	$22.58	6.45	%@@**	$27.9	1.10%*	.85%*	.83%*	18	%**
8/31/2014	$20.33	$0.33	$4.17	$4.50	$(0.37)	$(0.87)	$—	$(1.24)	$0.00	$—	$23.59	22.99%		$18.0	1.17%	.85%§	1.48%	34%
8/31/2013	$15.93	$0.31	$4.26	$4.57	$(0.17)	$—	$—	$(0.17)	$—	$—	$20.33	28.96%		$4.6	1.23%	.85%	1.73%	33%
8/31/2012	$14.22	$0.15	$1.67	$1.82	$(0.11)	$—	$—	$(0.11)	$—	$—	$15.93	12.94	%@@	$4.4	1.19%	.85%	1.01%	118%
8/31/2011	$12.28	$0.11	$1.89	$2.00	$(0.06)	$—	$—	$(0.06)	$—	$—	$14.22	16.26%		$3.5	1.16%	.86%	.67%	27%
Period from 3/8/2010^ to 8/31/2010	$13.12	$0.03	$(0.87)	$(0.84)	$—	$—	$—	$—	$—	$—	$12.28	(6.40	%)**	$0.7	1.03%*	.85%*	.48%*	51	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡		Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Mid Cap Intrinsic Value Fund (cont'd)
Class A
2/28/2015 (Unaudited)	$20.24	$0.04	$1.02	$1.06	$(0.20)	$(2.06)	$—	$(2.26)	$—	$—	$19.04	6.22	%@@**	$7.7	1.49%*	1.21	%*	.39%*	18	%**
8/31/2014	$17.60	$0.18	$3.63	$3.81	$(0.30)	$(0.87)	$—	$(1.17)	$0.00	$—	$20.24	22.60%		$5.2	1.53%	1.21	%§	.96%	34%
8/31/2013	$13.82	$0.23	$3.67	$3.90	$(0.12)	$—	$—	$(0.12)	$—	$—	$17.60	28.43%		$2.7	1.65%	1.21%		1.45%	33%
8/31/2012	$12.34	$0.08	$1.46	$1.54	$(0.06)	$—	$—	$(0.06)	$—	$—	$13.82	12.56%		$3.8	1.61%	1.21%		.63%	118%
8/31/2011	$10.68	$0.05	$1.63	$1.68	$(0.02)	$—	$—	$(0.02)	$—	$—	$12.34	15.70%		$1.2	1.91%	1.22%		.37%	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$0.00	$(0.73)	$(0.73)	$—	$—	$—	$—	$—	$—	$10.68	(6.40	%)**	$0.0	37.23%*	1.21	%*	.04%*	51	%Ø
Class C
2/28/2015 (Unaudited)	$20.00	$(0.03)	$1.02	$0.99	$(0.08)	$(2.06)	$—	$(2.14)	$—	$—	$18.85	5.84	%@@**	$2.5	2.22%*	1.96	%*	(.30%)*	18	%**
8/31/2014	$17.44	$0.05	$3.58	$3.63	$(0.20)	$(0.87)	$—	$(1.07)	$0.00	$—	$20.00	21.64%		$1.9	2.28%	1.96	%§	.24%	34%
8/31/2013	$13.69	$0.09	$3.67	$3.76	$(0.01)	$—	$—	$(0.01)	$—	$—	$17.44	27.51%		$1.3	2.35%	1.96%		.54%	33%
8/31/2012	$12.25	$(0.01)	$1.45	$1.44	$—	$—	$—	$—	$—	$—	$13.69	11.76%		$0.4	2.43%	1.96%		(.09%)	118%
8/31/2011	$10.66	$(0.04)	$1.63	$1.59	$—	$—	$—	$—	$—	$—	$12.25	14.92%		$0.1	3.97%	1.97%		(.31%)	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.01)	$(0.74)	$(0.75)	$—	$—	$—	$—	$—	$—	$10.66	(6.57	%)**	$0.0	35.88%*	1.96	%*	(.64%)*	51	%Ø
Class R3
2/28/2015 (Unaudited)	$20.23	$0.02	$1.02	$1.04	$(0.15)	$(2.06)	$—	$(2.21)	$—	$—	$19.06	6.08	%@@**	$0.4	1.76%*	1.46	%*	.20%*	18	%**
8/31/2014	$17.59	$0.15	$3.61	$3.76	$(0.25)	$(0.87)	$—	$(1.12)	$0.00	$—	$20.23	22.23	%@@	$0.4	1.80%	1.46%		.80%	34%
8/31/2013	$13.80	$0.14	$3.73	$3.87	$(0.08)	$—	$—	$(0.08)	$—	$—	$17.59	28.22%		$0.8	1.86%	1.46%		.85%	33%
8/31/2012	$12.32	$0.05	$1.46	$1.51	$(0.03)	$—	$—	$(0.03)	$—	$—	$13.80	12.25	%@@	$0.2	1.88%	1.46%		.41%	118%
8/31/2011	$10.67	$0.04	$1.61	$1.65	$—	$—	$—	$—	$—	$—	$12.32	15.46%		$0.2	6.06%	1.47%		.32%	27%
Period from 6/21/2010^ to 8/31/2010	$11.41	$(0.00)	$(0.74)	$(0.74)	$—	$—	$—	$—	$—	$—	$10.67	(6.49	%)**	$0.0	37.59%*	1.46	%*	(.22%)*	51	%Ø
Multi-Cap Opportunities Fund
Institutional Class
2/28/2015 (Unaudited)	$16.27	$0.06	$0.33	$0.39	$(0.15)	$(0.51)	$—	$(0.66)	$—	$—	$16.00	2.62	%@@**	$2,446.4	.72%*	.72	%*	.81%*	12	%**
8/31/2014	$13.56	$0.16	$2.88	$3.04	$(0.11)	$(0.22)	$—	$(0.33)	$0.00	$—	$16.27	22.65%		$2,566.4	.74%	.74%		1.06%	17%
8/31/2013	$10.76	$0.17	$2.86	$3.03	$(0.14)	$(0.09)	$—	$(0.23)	$—	$—	$13.56	28.57%		$1,430.7	.85%	.85	%§	1.38%	11%
8/31/2012	$9.59	$0.17	$1.27	$1.44	$(0.02)	$(0.25)	$—	$(0.27)	$—	$—	$10.76	15.56%		$465.5	1.00%	1.00	%§	1.70%	29%
8/31/2011	$8.03	$0.06	$1.55	$1.61	$(0.05)	$—	$—	$(0.05)	$—	$—	$9.59	20.09%		$91.0	1.21%	1.01	%^^	.64%	105%
8/31/2010‡‡	$7.93	$0.09	$0.16	$0.25	$(0.15)	$—	$—	$(0.15)	$—	$—	$8.03	3.02	%†††	$47.2	1.95%	1.00%		1.10%	62%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Multi-Cap Opportunities Fund (cont'd)
Class A
2/28/2015 (Unaudited)	$16.13	$0.03	$0.33	$0.36	$(0.08)	$(0.51)	$—	$(0.59)	$—	$—	$15.90	2.48	%@@**	$129.3	1.09%*	1.09%*	.44%*	12	%**
8/31/2014	$13.48	$0.11	$2.85	$2.96	$(0.09)	$(0.22)	$—	$(0.31)	$0.00	$—	$16.13	22.17%		$143.1	1.10%	1.10%	.71%	17%
8/31/2013	$10.70	$0.12	$2.86	$2.98	$(0.11)	$(0.09)	$—	$(0.20)	$—	$—	$13.48	28.22%		$51.6	1.18%	1.18%§	.91%	11%
8/31/2012	$9.56	$0.13	$1.27	$1.40	$(0.01)	$(0.25)	$—	$(0.26)	$—	$—	$10.70	15.13%		$2.8	1.36%	1.36%§	1.29%	29%
8/31/2011	$8.02	$0.03	$1.53	$1.56	$(0.02)	$—	$—	$(0.02)	$—	$—	$9.56	19.48%		$0.2	1.69%	1.37%^^	.28%	105%
Period from 12/21/2009^ to 8/31/2010	$8.38	$0.03	$(0.39)	$(0.36)	$—	$—	$—	$—	$—	$—	$8.02	(4.30	%)**	$0.3	3.18%*	1.36%*	.58%*	62	%Ø
Class C
2/28/2015 (Unaudited)	$15.71	$(0.02)	$0.32	$0.30	$(0.02)	$(0.51)	$—	$(0.53)	$—	$—	$15.48	2.10	%@@**	$50.9	1.84%*	1.84%*	(.30%)*	12	%**
8/31/2014	$13.20	$(0.00)	$2.79	$2.79	$(0.06)	$(0.22)	$—	$(0.28)	$0.00	$—	$15.71	21.30%		$50.5	1.85%	1.85%	(.01%)	17%
8/31/2013	$10.52	$0.01	$2.81	$2.82	$(0.05)	$(0.09)	$—	$(0.14)	$—	$—	$13.20	27.10%		$8.3	2.05%	2.05%§	.04%	11%
8/31/2012	$9.47	$0.07	$1.23	$1.30	$—	$(0.25)	$—	$(0.25)	$—	$—	$10.52	14.22%		$0.4	2.14%	2.11%	.70%	29%
8/31/2011	$7.97	$(0.05)	$1.55	$1.50	$—	$—	$—	$—	$—	$—	$9.47	18.82%		$0.2	2.43%	2.12%^^	(.50%)	105%
Period from 12/21/2009^ to 8/31/2010	$8.38	$(0.01)	$(0.40)	$(0.41)	$—	$—	$—	$—	$—	$—	$7.97	(4.89	%)**	$0.1	6.43%*	2.12%*	(.18%)*	62	%Ø
Real Estate Fund
Trust Class
2/28/2015 (Unaudited)	$14.70	$0.17	$1.04	$1.21	$(0.18)	$(0.58)	$—	$(0.76)	$—	$—	$15.15	8.57	%**	$319.7	1.39%*	1.04%*	2.30%*	19	%**
8/31/2014	$12.96	$0.16	$2.56	$2.72	$(0.17)	$(0.81)	$—	$(0.98)	$0.00	$—	$14.70	22.36%		$314.3	1.41%	1.04%	1.19%	36%
8/31/2013	$13.82	$0.15	$(0.50)	$(0.35)	$(0.15)	$(0.36)	$—	$(0.51)	$—	$—	$12.96	(2.60%)		$319.9	1.43%	1.04%	1.09%	33%
8/31/2012	$11.80	$0.14	$2.12	$2.26	$(0.19)	$(0.05)	$—	$(0.24)	$—	$—	$13.82	19.53%		$288.9	1.47%	1.03%	1.10%	29%
8/31/2011	$10.23	$0.09	$1.68	$1.77	$(0.21)	$—	$—	$(0.21)	$—	$0.01	$11.80	17.53%		$216.3	1.55%	.99%	.75%	28%
8/31/2010	$7.74	$0.16	$2.53	$2.69	$(0.16)	$—	$(0.04)	$(0.20)	$—	$0.00	$10.23	35.09%		$126.7	1.75%	.99%	1.73%	70%
Institutional Class
2/28/2015 (Unaudited)	$14.74	$0.18	$1.05	$1.23	$(0.20)	$(0.58)	$—	$(0.78)	$—	$—	$15.19	8.66	%**	$467.2	1.03%*	.85%*	2.49%*	19	%**
8/31/2014	$12.99	$0.18	$2.57	$2.75	$(0.19)	$(0.81)	$—	$(1.00)	$0.00	$—	$14.74	22.63%		$463.5	1.05%	.85%	1.35%	36%
8/31/2013	$13.86	$0.17	$(0.51)	$(0.34)	$(0.17)	$(0.36)	$—	$(0.53)	$—	$—	$12.99	(2.48%)		$366.4	1.07%	.85%	1.23%	33%
8/31/2012	$11.83	$0.15	$2.14	$2.29	$(0.21)	$(0.05)	$—	$(0.26)	$—	$—	$13.86	19.77%		$228.6	1.10%	.85%	1.21%	29%
8/31/2011	$10.25	$0.10	$1.71	$1.81	$(0.23)	$—	$—	$(0.23)	$—	$0.00	$11.83	17.77%		$117.1	1.16%	.85%	.81%	28%
8/31/2010	$7.76	$0.17	$2.53	$2.70	$(0.16)	$—	$(0.05)	$(0.21)	$—	$0.00	$10.25	35.18%		$22.6	1.39%	.85%	1.77%	70%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Real Estate Fund (cont'd)
Class A
2/28/2015 (Unaudited)	$14.69	$0.16	$1.04	$1.20	$(0.17)	$(0.58)	$—	$(0.75)	$—	$—	$15.14	8.48	%**	$191.8	1.41%*	1.21%*	2.12%*	19	%**
8/31/2014	$12.95	$0.14	$2.55	$2.69	$(0.14)	$(0.81)	$—	$(0.95)	$0.00	$—	$14.69	22.17%		$171.9	1.43%	1.21%	1.02%	36%
8/31/2013	$13.82	$0.12	$(0.51)	$(0.39)	$(0.12)	$(0.36)	$—	$(0.48)	$—	$—	$12.95	(2.82%)		$164.5	1.47%	1.21%	.84%	33%
8/31/2012	$11.80	$0.11	$2.13	$2.24	$(0.17)	$(0.05)	$—	$(0.22)	$—	$—	$13.82	19.33%		$78.3	1.51%	1.21%	.86%	29%
8/31/2011	$10.23	$0.04	$1.72	$1.76	$(0.19)	$—	$—	$(0.19)	$—	$0.00	$11.80	17.33%		$36.3	1.60%	1.21%	.33%	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.11)	$(0.10)	$(0.02)	$—	$(0.03)	$(0.05)	$—	$0.00	$10.23	(.98	%)**	$0.5	12.56%*	1.21%*	.68%*	70	%Ø
Class C
2/28/2015 (Unaudited)	$14.68	$0.10	$1.05	$1.15	$(0.12)	$(0.58)	$—	$(0.70)	$—	$—	$15.13	8.06	%**	$43.3	2.17%*	1.96%*	1.38%*	19	%**
8/31/2014	$12.94	$0.04	$2.55	$2.59	$(0.04)	$(0.81)	$—	$(0.85)	$0.00	$—	$14.68	21.24%		$40.4	2.20%	1.96%	.26%	36%
8/31/2013	$13.81	$0.02	$(0.50)	$(0.48)	$(0.03)	$(0.36)	$—	$(0.39)	$—	$—	$12.94	(3.52%)		$39.7	2.24%	1.96%	.11%	33%
8/31/2012	$11.80	$0.01	$2.14	$2.15	$(0.09)	$(0.05)	$—	$(0.14)	$—	$—	$13.81	18.40%		$20.7	2.28%	1.96%	.09%	29%
8/31/2011	$10.24	$(0.05)	$1.73	$1.68	$(0.12)	$—	$—	$(0.12)	$—	$0.00	$11.80	16.44%		$8.3	2.37%	1.96%	(.46%)	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.01	$(0.12)	$(0.11)	$(0.01)	$—	$(0.02)	$(0.03)	$—	$0.00	$10.24	(1.08	%)**	$0.1	20.75%*	1.96%*	.66%*	70	%Ø
Class R3
2/28/2015 (Unaudited)	$14.68	$0.14	$1.04	$1.18	$(0.16)	$(0.58)	$—	$(0.74)	$—	$—	$15.12	8.30	%**	$27.1	1.65%*	1.46%*	1.93%*	19	%**
8/31/2014	$12.94	$0.10	$2.56	$2.66	$(0.11)	$(0.81)	$—	$(0.92)	$0.00	$—	$14.68	21.89%		$23.5	1.67%	1.46%	.71%	36%
8/31/2013	$13.81	$0.08	$(0.50)	$(0.42)	$(0.09)	$(0.36)	$—	$(0.45)	$—	$—	$12.94	(3.04%)		$15.2	1.70%	1.46%	.56%	33%
8/31/2012	$11.80	$0.05	$2.17	$2.22	$(0.16)	$(0.05)	$—	$(0.21)	$—	$—	$13.81	19.07%		$4.8	1.74%	1.46%	.41%	29%
8/31/2011	$10.23	$(0.01)	$1.74	$1.73	$(0.16)	$—	$—	$(0.16)	$—	$0.00	$11.80	17.00%		$0.3	2.81%	1.46%	(.06%)	28%
Period from 6/21/2010^ to 8/31/2010	$10.38	$0.02	$(0.13)	$(0.11)	$(0.03)	$—	$(0.01)	$(0.04)	$—	$0.00	$10.23	(1.04	%)**	$0.0	37.36%*	1.46%*	.93%*	70	%Ø
Class R6
2/28/2015 (Unaudited)	$14.74	$0.19	$1.04	$1.23	$(0.20)	$(0.58)	$—	$(0.78)	$—	$—	$15.19	8.70	%**	$35.4	.96%*	.78%*	2.53%*	19	%**
8/31/2014	$12.99	$0.18	$2.59	$2.77	$(0.21)	$(0.81)	$—	$(1.02)	$0.00	$—	$14.74	22.72%		$26.3	.98%	.78%	1.33%	36%
Period from 3/15/2013^ to 8/31/2013	$14.11	$0.06	$(1.04)	$(0.98)	$(0.02)	$(0.12)	$—	$(0.14)	$—	$—	$12.99	(6.96	%)**	$8.3	1.11%*	.78%*	.95%*	33	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††	Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund
Investor Class
2/28/2015 (Unaudited)	$27.44	$(0.14)	$3.31	$3.17	$—	$—	$—	$—	$—	$—	$30.61	11.55%**	$52.9	1.69%*	1.21%*	(.98%)*	160%**
8/31/2014	$24.16	$(0.23)	$3.51	$3.28	$—	$—	$—	$—	$0.00	$—	$27.44	13.58%	$50.7	1.67%	1.21%	(.85%)	284%
8/31/2013	$19.49	$(0.15)	$4.82	$4.67	$—	$—	$—	$—	$—	$—	$24.16	23.96%@@	$48.8	1.64%	1.22%	(.72%)	249%
8/31/2012	$17.74	$(0.17)	$1.92	$1.75	$—	$—	$—	$—	$—	$—	$19.49	9.86%	$60.1	1.58%	1.21%	(.92%)	294%
8/31/2011	$13.68	$(0.16)	$4.22	$4.06	$—	$—	$—	$—	$—	$—	$17.74	29.68%	$63.6	1.49%	1.15%	(.88%)	185%
8/31/2010	$13.15	$(0.13)	$0.66	$0.53	$—	$—	$—	$—	$—	$—	$13.68	4.03%	$75.4	1.50%	1.15%	(.89%)	235%
Trust Class
2/28/2015 (Unaudited)	$29.72	$(0.18)	$3.59	$3.41	$—	$—	$—	$—	$—	$—	$33.13	11.47%**	$5.6	1.85%*	1.40%*	(1.17%)*	160%**
8/31/2014	$26.22	$(0.30)	$3.80	$3.50	$—	$—	$—	$—	$0.00	$—	$29.72	13.35%	$5.5	1.95%	1.40%	(1.02%)	284%
8/31/2013	$21.19	$(0.20)	$5.23	$5.03	$—	$—	$—	$—	$—	$—	$26.22	23.74%@@	$7.2	1.83%	1.40%	(.91%)	249%
8/31/2012	$19.32	$(0.22)	$2.09	$1.87	$—	$—	$—	$—	$—	$—	$21.19	9.68%	$15.8	1.77%	1.39%	(1.10%)	294%
8/31/2011	$14.93	$(0.21)	$4.60	$4.39	$—	$—	$—	$—	$—	$—	$19.32	29.40%	$19.3	1.67%	1.37%	(1.10%)	185%
8/31/2010	$14.43	$(0.18)	$0.68	$0.50	$—	$—	$—	$—	$—	$—	$14.93	3.47%	$22.0	1.70%	1.37%	(1.11%)	235%
Advisor Class
2/28/2015 (Unaudited)	$19.63	$(0.13)	$2.36	$2.23	$—	$—	$—	$—	$—	$—	$21.86	11.36%**	$3.0	1.98%*	1.51%*	(1.28%)*	160%**
8/31/2014	$17.33	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.63	13.27%	$3.5	1.96%	1.51%	(1.15%)	284%
8/31/2013	$14.03	$(0.15)	$3.45	$3.30	$—	$—	$—	$—	$—	$—	$17.33	23.52%@@	$3.6	1.93%	1.52%	(1.00%)	249%
8/31/2012	$12.81	$(0.17)	$1.39	$1.22	$—	$—	$—	$—	$—	$—	$14.03	9.52%	$5.9	1.87%	1.58%	(1.28%)	294%
8/31/2011	$9.92	$(0.17)	$3.06	$2.89	$—	$—	$—	$—	$—	$—	$12.81	29.13%	$7.9	1.80%	1.60%	(1.33%)	185%
8/31/2010	$9.61	$(0.14)	$0.45	$0.31	$—	$—	$—	$—	$—	$—	$9.92	3.23%	$9.7	1.90%	1.60%	(1.34%)	235%
Institutional Class
2/28/2015 (Unaudited)	$27.92	$(0.09)	$3.37	$3.28	$—	$—	$—	$—	$—	$—	$31.20	11.75%**	$20.6	1.45%*	.90%*	(.67%)*	160%**
8/31/2014	$24.51	$(0.15)	$3.56	$3.41	$—	$—	$—	$—	$0.00	$—	$27.92	13.91%	$19.0	1.48%	.90%	(.54%)	284%
8/31/2013	$19.71	$(0.09)	$4.89	$4.80	$—	$—	$—	$—	$—	$—	$24.51	24.35%@@	$14.9	1.41%	.90%	(.41%)	249%
8/31/2012	$17.88	$(0.11)	$1.94	$1.83	$—	$—	$—	$—	$—	$—	$19.71	10.23%	$33.3	1.33%	.90%	(.58%)	294%
8/31/2011	$13.75	$(0.11)	$4.24	$4.13	$—	$—	$—	$—	$—	$—	$17.88	30.04%	$103.0	1.26%	.90%	(.63%)	185%
8/31/2010	$13.23	$(0.09)	$0.61	$0.52	$—	$—	$—	$—	$—	$—	$13.75	3.93%	$82.6	1.28%	.91%	(.63%)	235%
Class A
2/28/2015 (Unaudited)	$29.92	$(0.16)	$3.61	$3.45	$—	$—	$—	$—	$—	$—	$33.37	11.53%**	$4.9	1.84%*	1.26%*	(1.03%)*	160%**
8/31/2014	$26.36	$(0.28)	$3.84	$3.56	$—	$—	$—	$—	$0.00	$—	$29.92	13.51%	$4.4	1.81%	1.26%	(.96%)	284%
8/31/2013	$21.27	$(0.19)	$5.28	$5.09	$—	$—	$—	$—	$—	$—	$26.36	23.93%@@	$2.4	1.83%	1.26%	(.81%)	249%
8/31/2012	$19.36	$(0.19)	$2.10	$1.91	$—	$—	$—	$—	$—	$—	$21.27	9.87%	$1.1	1.79%	1.26%	(.98%)	294%
8/31/2011	$14.95	$(0.20)	$4.61	$4.41	$—	$—	$—	$—	$—	$—	$19.36	29.50%	$1.2	1.78%	1.26%	(1.01%)	185%
8/31/2010	$14.43	$(0.16)	$0.68	$0.52	$—	$—	$—	$—	$—	$—	$14.95	3.60%	$0.5	2.05%	1.26%	(1.01%)	235%
See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Small Cap Growth Fund (cont'd)
Class C
2/28/2015 (Unaudited)	$19.16	$(0.17)	$2.30	$2.13	$—	$—	$—	$—	$—	$—	$21.29	11.12	%**	$1.9	2.59%*	2.01%*	(1.78%)*	160%**
8/31/2014	$17.01	$(0.32)	$2.47	$2.15	$—	$—	$—	$—	$0.00	$—	$19.16	12.64%		$1.8	2.57%	2.01%	(1.68%)	284%
8/31/2013	$13.83	$(0.24)	$3.42	$3.18	$—	$—	$—	$—	$—	$—	$17.01	22.99	%@@	$1.1	2.56%	2.01%	(1.58%)	249%
8/31/2012	$12.69	$(0.23)	$1.37	$1.14	$—	$—	$—	$—	$—	$—	$13.83	8.98%		$0.7	2.57%	2.01%	(1.73%)	294%
8/31/2011	$9.87	$(0.22)	$3.04	$2.82	$—	$—	$—	$—	$—	$—	$12.69	28.57%		$0.3	2.52%	2.01%	(1.72%)	185%
8/31/2010	$9.60	$(0.19)	$0.46	$0.27	$—	$—	$—	$—	$—	$—	$9.87	2.81%		$0.1	3.43%	2.01%	(1.76%)	235%
Class R3
2/28/2015 (Unaudited)	$19.67	$(0.13)	$2.38	$2.25	$—	$—	$—	$—	$—	$—	$21.92	11.44	%**	$0.7	2.20%*	1.51%*	(1.28%)*	160%**
8/31/2014	$17.37	$(0.22)	$2.52	$2.30	$—	$—	$—	$—	$0.00	$—	$19.67	13.24%		$0.5	2.16%	1.51%	(1.15%)	284%
8/31/2013	$14.06	$(0.16)	$3.47	$3.31	$—	$—	$—	$—	$—	$—	$17.37	23.54	%@@	$0.4	2.15%	1.51%	(1.08%)	249%
8/31/2012	$12.83	$(0.17)	$1.40	$1.23	$—	$—	$—	$—	$—	$—	$14.06	9.59%		$0.2	2.12%	1.51%	(1.23%)	294%
8/31/2011	$9.93	$(0.16)	$3.06	$2.90	$—	$—	$—	$—	$—	$—	$12.83	29.20%		$0.1	2.05%	1.51%	(1.24%)	185%
8/31/2010	$9.61	$(0.13)	$0.45	$0.32	$—	$—	$—	$—	$—	$—	$9.93	3.33%		$0.1	4.16%	1.51%	(1.25%)	235%
Socially Responsive Fund
Investor Class
2/28/2015 (Unaudited)	$36.94	$0.17	$2.10	$2.27	$(0.26)	$(3.60)	$—	$(3.86)	$—	$—	$35.35	6.69	%@@**	$833.1	.86%*	.86%*	.94%*	15%**
8/31/2014	$32.66	$0.31	$6.48	$6.79	$(0.30)	$(2.21)	$—	$(2.51)	$0.00	$—	$36.94	21.54%		$821.1	.86%	.86%	.87%	36%
8/31/2013	$26.48	$0.27	$6.09	$6.36	$(0.18)	$—	$—	$(0.18)	$—	$—	$32.66	24.18%		$825.2	.87%	.87%	.91%	35%
8/31/2012	$24.61	$0.22	$1.77	$1.99	$(0.12)	$—	$—	$(0.12)	$—	$—	$26.48	8.13%		$724.3	.89%	.89%	.86%	28%
8/31/2011	$20.58	$0.18	$3.88	$4.06	$(0.03)	$—	$—	$(0.03)	$—	$—	$24.61	19.74%		$648.1	.90%	.90%	.69%	20%
8/31/2010	$18.74	$0.06	$1.84	$1.90	$(0.06)	$—	$—	$(0.06)	$—	$—	$20.58	10.14%		$582.5	.94%	.94%	.27%	41%
Trust Class
2/28/2015 (Unaudited)	$24.24	$0.09	$1.31	$1.40	$(0.24)	$(3.60)	$—	$(3.84)	$—	$—	$21.80	6.62	%@@**	$385.7	1.03%*	1.03%*	.75%*	15%**
8/31/2014	$22.20	$0.16	$4.34	$4.50	$(0.25)	$(2.21)	$—	$(2.46)	$0.00	$—	$24.24	21.32%		$418.4	1.03%	1.03%	.70%	36%
8/31/2013	$18.07	$0.15	$4.14	$4.29	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.20	23.95%		$431.3	1.04%	1.04%	.76%	35%
8/31/2012	$16.85	$0.11	$1.21	$1.32	$(0.10)	$—	$—	$(0.10)	$—	$—	$18.07	7.93%		$488.5	1.06%	1.06%	.66%	28%
8/31/2011	$14.11	$0.09	$2.68	$2.77	$(0.03)	$—	$—	$(0.03)	$—	$—	$16.85	19.60%		$484.7	1.08%	1.08%	.50%	20%
8/31/2010	$12.88	$0.01	$1.27	$1.28	$(0.05)	$—	$—	$(0.05)	$—	$—	$14.11	9.94%		$356.1	1.12%	1.12%	.10%	41%

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Socially Responsive Fund (cont'd)
Institutional Class
2/28/2015 (Unaudited)	$37.00	$0.20	$2.11	$2.31	$(0.33)	$(3.60)	$—	$(3.93)	$—	$—	$35.38	6.80	%@@**	$761.0	.68%*	.68%*	1.14%*	15	%**
8/31/2014	$32.70	$0.37	$6.49	$6.86	$(0.35)	$(2.21)	$—	$(2.56)	$0.00	$—	$37.00	21.76%		$706.5	.68%	.68%	1.06%	36%
8/31/2013	$26.51	$0.33	$6.09	$6.42	$(0.23)	$—	$—	$(0.23)	$—	$—	$32.70	24.41%		$557.7	.69%	.69%	1.10%	35%
8/31/2012	$24.64	$0.26	$1.77	$2.03	$(0.16)	$—	$—	$(0.16)	$—	$—	$26.51	8.32%		$512.4	.71%	.71%	1.02%	28%
8/31/2011	$20.60	$0.21	$3.91	$4.12	$(0.08)	$—	$—	$(0.08)	$—	$—	$24.64	19.98%		$417.7	.74%	.74%§	.82%	20%
8/31/2010	$18.75	$0.10	$1.84	$1.94	$(0.09)	$—	$—	$(0.09)	$—	$—	$20.60	10.36%		$166.9	.77%	.75%	.49%	41%
Class A
2/28/2015 (Unaudited)	$24.06	$0.09	$1.30	$1.39	$(0.25)	$(3.60)	$—	$(3.85)	$—	$—	$21.60	6.62	%@@**	$148.2	1.05%*	1.05%*	.78%*	15	%**
8/31/2014	$22.05	$0.16	$4.30	$4.46	$(0.24)	$(2.21)	$—	$(2.45)	$0.00	$—	$24.06	21.28%		$134.0	1.05%	1.05%	.68%	36%
8/31/2013	$17.95	$0.14	$4.12	$4.26	$(0.16)	$—	$—	$(0.16)	$—	$—	$22.05	23.89%		$109.6	1.09%	1.09%§	.67%	35%
8/31/2012	$16.77	$0.10	$1.21	$1.31	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.95	7.89%		$83.1	1.11%	1.11%§	.61%	28%
8/31/2011	$14.08	$0.07	$2.68	$2.75	$(0.06)	$—	$—	$(0.06)	$—	$—	$16.77	19.54%		$75.9	1.14%	1.11%	.42%	20%
8/31/2010	$12.88	$0.03	$1.26	$1.29	$(0.09)	$—	$—	$(0.09)	$—	$—	$14.08	10.03%		$12.4	1.21%	1.11%	.18%	41%
Class C
2/28/2015 (Unaudited)	$23.57	$0.01	$1.26	$1.27	$(0.14)	$(3.60)	$—	$(3.74)	$—	$—	$21.10	6.18	%@@**	$52.4	1.80%*	1.80%*	.05%*	15	%**
8/31/2014	$21.63	$(0.01)	$4.22	$4.21	$(0.06)	$(2.21)	$—	$(2.27)	$0.00	$—	$23.57	20.42%		$44.5	1.80%	1.80%	(.05%)	36%
8/31/2013	$17.64	$(0.02)	$4.06	$4.04	$(0.05)	$—	$—	$(0.05)	$—	$—	$21.63	22.98%		$27.5	1.86%	1.86%§	(.10%)	35%
8/31/2012	$16.52	$(0.02)	$1.19	$1.17	$(0.05)	$—	$—	$(0.05)	$—	$—	$17.64	7.08%		$16.7	1.87%	1.86%	(.12%)	28%
8/31/2011	$13.94	$(0.06)	$2.66	$2.60	$(0.02)	$—	$—	$(0.02)	$—	$—	$16.52	18.63%		$12.9	1.89%	1.86%	(.35%)	20%
8/31/2010	$12.86	$(0.08)	$1.25	$1.17	$(0.09)	$—	$—	$(0.09)	$—	$—	$13.94	9.10%		$3.3	1.99%	1.86%	(.57%)	41%
Class R3
2/28/2015 (Unaudited)	$23.85	$0.06	$1.29	$1.35	$(0.20)	$(3.60)	$—	$(3.80)	$—	$—	$21.40	6.49	%@@**	$32.8	1.29%*	1.29%*	.50%*	15	%**
8/31/2014	$21.86	$0.10	$4.27	$4.37	$(0.17)	$(2.21)	$—	$(2.38)	$0.00	$—	$23.85	21.02%		$32.2	1.29%	1.29%	.45%	36%
8/31/2013	$17.81	$0.09	$4.09	$4.18	$(0.13)	$—	$—	$(0.13)	$—	$—	$21.86	23.64%		$25.3	1.30%	1.30%	.46%	35%
8/31/2012	$16.68	$0.07	$1.19	$1.26	$(0.13)	$—	$—	$(0.13)	$—	$—	$17.81	7.65%		$17.9	1.33%	1.33%§	.43%	28%
8/31/2011	$14.05	$0.01	$2.69	$2.70	$(0.07)	$—	$—	$(0.07)	$—	$—	$16.68	19.20%		$9.7	1.36%	1.36%§	.08%	20%
8/31/2010	$12.87	$(0.02)	$1.27	$1.25	$(0.07)	$—	$—	$(0.07)	$—	$—	$14.05	9.74%		$0.2	2.95%	1.36%	(.11%)	41%
Class R6
2/28/2015 (Unaudited)	$37.03	$0.22	$2.09	$2.31	$(0.35)	$(3.60)	$—	$(3.95)	$—	$—	$35.39	6.81	%@@**	$274.9	.60%*	.60%*	1.21%*	15	%**
8/31/2014	$32.71	$0.39	$6.51	$6.90	$(0.37)	$(2.21)	$—	$(2.58)	$0.00	$—	$37.03	21.88%		$279.6	.60%	.60%	1.11%	36%
Period from 3/15/2013^ to 8/31/2013	$31.16	$0.14	$1.41	$1.55	$—	$—	$—	$—	$—	$—	$32.71	4.97	%**	$249.6	.62%*	.62%*	.94%*	35	%Ø

See Notes to Financial Highlights

Financial Highlights (cont'd)

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)@	Net Gains or Losses on Securities (both realized and unrealized)	Total From Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Capital Gains	Tax Return of Capital	Total Distributions	Voluntary Contribution from Management	Redemption Feesøø	Net Asset Value, End of Period	Total Return††		Net Assets, End of Period (in millions)	Ratio of Gross Expenses to Average Net Assets#	Ratio of Net Expenses to Average Net Assets‡	Ratio of Net Investment Income/ (Loss) to Average Net Assets	Portfolio Turnover Rate
Value Fund
Institutional Class
2/28/2015 (Unaudited)	$16.51	$0.09	$0.06	$0.15	$(0.15)	$(0.85)	$—	$(1.00)	$—	$—	$15.66	1.03	%**	$17.2	1.84%*	.70%*	1.10%*	76	%**
8/31/2014	$13.52	$0.17	$2.92	$3.09	$(0.10)	$—	$—	$(0.10)	$—	$—	$16.51	22.98%		$12.6	2.41%	.70%	1.12%	129%
8/31/2013	$11.18	$0.16	$2.40	$2.56	$(0.22)	$—	$—	$(0.22)	$—	$—	$13.52	23.23%		$6.9	5.93%	.71%	1.25%	250%
8/31/2012	$9.95	$0.15	$1.16	$1.31	$(0.08)	$—	$—	$(0.08)	$—	$—	$11.18	13.25%		$2.7	9.42%	.73%	1.46%	200%
8/31/2011	$8.30	$0.13	$1.60	$1.73	$(0.08)	$—	$—	$(0.08)	$—	$—	$9.95	20.87%		$2.6	18.35%	.75%[c]	1.28%	191%
8/31/2010‡‡‡	$8.57	$0.08	$(0.13)	$(0.05)	$(0.22)	$—	$—	$(0.22)	$—	$—	$8.30	(.71	%)††††	$1.2	15.47%	.92%[c]	.93%	52%
Class A
2/28/2015 (Unaudited)	$16.40	$0.06	$0.06	$0.12	$(0.10)	$(0.85)	$—	$(0.95)	$—	$—	$15.57	.84	%**	$9.7	2.23%*	1.07%*	.72%*	76	%**
8/31/2014	$13.44	$0.11	$2.90	$3.01	$(0.05)	$—	$—	$(0.05)	$—	$—	$16.40	22.43%		$8.0	2.80%	1.10%	.74%	129%
8/31/2013	$11.13	$0.10	$2.40	$2.50	$(0.19)	$—	$—	$(0.19)	$—	$—	$13.44	22.72%		$3.7	6.81%	1.11%	.82%	250%
8/31/2012	$9.93	$0.12	$1.15	$1.27	$(0.07)	$—	$—	$(0.07)	$—	$—	$11.13	12.89%		$1.6	9.88%	1.08%	1.08%	200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.06	$(0.41)	$(0.35)	$—	$—	$—	$—	$—	$—	$9.93	(3.40	%)**	$0.3	17.08%*	1.12%*	1.22%*	191	%Ø
Class C
2/28/2015 (Unaudited)	$16.18	$(0.00)	$0.05	$0.05	$(0.00)	$(0.85)	$—	$(0.85)	$—	$—	$15.38	.44	%**	$0.7	2.99%*	1.85%*	(.06%)*	76	%**
8/31/2014	$13.31	$(0.01)	$2.88	$2.87	$—	$—	$—	$—	$—	$—	$16.18	21.56%		$0.6	3.57%	1.86%	(.05%)	129%
8/31/2013	$11.05	$0.00	$2.39	$2.39	$(0.13)	$—	$—	$(0.13)	$—	$—	$13.31	21.82%		$0.3	7.31%	1.87%	.01%	250%
8/31/2012	$9.89	$0.03	$1.16	$1.19	$(0.03)	$—	$—	$(0.03)	$—	$—	$11.05	12.07%		$0.1	10.74%	1.87%	.30%	200%
Period from 3/2/2011^ to 8/31/2011	$10.28	$0.01	$(0.40)	$(0.39)	$—	$—	$—	$—	$—	$—	$9.89	(3.79	%)**	$0.0	26.31%*	1.86%*	.26%*	191	%Ø

See Notes to Financial Highlights

Notes to Financial Highlights Equity Funds (Unaudited)

††  Total return based on per share NAV reflects the effects of changes in NAV on the performance of each Fund during each fiscal period. Returns assume income dividends and other distributions, if any, were reinvested but do not reflect the effect of sales charges. Results represent past performance and do not indicate future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed and/or waived expenses. The voluntary contribution listed in Note B of the Notes to Financial Statements had no impact on the Funds' total returns for the year ended August 31, 2014.

@@  The class action proceeds listed in Note A-4 of the Notes to Financial Statements had no impact on the Funds' total returns for the six months ended February 28, 2015. Had Genesis not received class action proceeds in 2014, total return based on per share NAV for the year ended August 31, 2014 would have been 13.62%, 13.51%, 13.21%, 13.78% and 13.90% for Investor Class, Trust Class, Advisor Class, Institutional Class and Class R6, respectively. Had Mid Cap Intrinsic Value not received class action proceeds in 2014, total return based on per share NAV for the year ended August 31, 2014 would have been 22.79%, 22.41% and 22.17% for Investor Class, Trust Class and Class R3, respectively. Had Large Cap Value not received class action proceeds in 2013, total return based on per share NAV for the year ended August 31, 2013 would have been 23.93%, 23.61%, 23.46%, 24.11%, 23.57% and 23.41% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A and Class R3, respectively. Had Small Cap Growth not received class action proceeds in 2013, total return based on per share NAV for the year ended August 31, 2013 would have been 23.81%, 23.45%, 23.31%, 24.05%, 23.84%, 22.92% and 23.47% for Investor Class, Trust Class, Advisor Class, Institutional Class, Class A, Class C and Class R3, respectively. Had Mid Cap Intrinsic Value not received class action proceeds in 2012, total return based on per share NAV for the year ended August 31, 2012 would have been 12.48%, 12.34%, 12.86% and 12.16% for Investor Class, Trust Class, Institutional Class and Class R3, respectively.

‡‡  On December 21, 2009, Multi-Cap Opportunities' Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. The Trust Class had equivalent capped expenses and, therefore, typically similar returns to the Institutional Class.

‡‡‡  On April 19, 2010, Value's Trust Class was converted into the Fund's Institutional Class. The financial information of the Fund's Institutional Class includes the financial information of Trust Class shares. Because the Trust Class had moderately higher expenses, its performance typically would have been slightly lower than the Institutional Class.

†††  During the period from November 2, 2006 through December 21, 2009, Multi-Cap Opportunities' Trust Class had only one investor, which could have impacted Fund performance. On December 21, 2009, the Fund's Trust Class was converted into the Fund's Institutional Class and the Institutional Class was opened to the public. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

††††  During the period from November 2, 2006 through April 19, 2010, Value's Trust Class had only one investor, which could have impacted Fund performance. On April 19, 2010, the Fund's Trust Class was converted into the Fund's Institutional Class and the Fund had only one Institutional Class investor, which could have impacted performance. The total return of the Fund's Institutional Class includes the performance of the former Trust Class.

#  Represents the annualized ratios of net expenses to average daily net assets if Management had not reimbursed certain expenses and/or waived a portion of the investment management fee.

‡  Prior to January 1, 2013, each Fund had an expense offset arrangement in connection with its custodian contract. The impact of expense reductions related to expense offset arrangements, if any, was less than 0.01%.

^^  After utilization of the Line of Credit by Multi-Cap Opportunities (2011) and/or reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. The Fund is required to calculate

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

an expense ratio without taking into consideration any expense reductions related to expense offset arrangements. Had the Fund not received expense reductions related to expense offset arrangements, and had the Fund not utilized the Line of Credit or had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Year Ended August 31,
2011
Multi-Cap Opportunities Fund Institutional Class	1.01%
Multi-Cap Opportunities Fund Class A	1.37%
Multi-Cap Opportunities Fund Class C	2.12%

§  After repayment of expenses previously reimbursed and/or fees previously waived by Management, as applicable. Had the Fund not made such repayments, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended February 28,	Year Ended August 31,
	2015	2014	2013	2012	2011	2010
Equity Income Fund Institutional Class	—	—	—	.70%	.76%	—
Equity Income Fund Class A	—	—	—	1.07%	1.16%	—
Equity Income Fund Class C	—	—	—	1.82%	1.90%	—
Equity Income Fund Class R3	—	1.32%	1.31%	1.35%	—	—
Focus Fund Advisor Class	—	—	—	—	—	1.39%
Genesis Fund Institutional Class	.85%	.85%	—	—	—	—
Genesis Fund Class R6	—	.78%	—	—	—	—
Guardian Fund Advisor Class	—	—	1.30%	1.33%	1.35%	—
Guardian Fund Institutional Class	—	—	—	.74%	.74%	—
Guardian Fund Class A	—	1.08%	1.10%	—	—	—
Guardian Fund Class C	—	1.84%	—	—	—	—
International Equity Fund Institutional Class	.81%	—	—	—	—	—
International Equity Fund Class A	1.14%	—	—	—	—	—
International Equity Fund Class C	1.94%	—	—	—	—	—
International Equity Fund Class R6	.74%	—	—	—	—	—
Large Cap Disciplined Growth Fund Investor Class	—	—	1.05%	1.03%	1.08%	—
Large Cap Value Fund Institutional Class	.69%	.70%	—	—	—	.68%
Large Cap Value Fund Class A	—	1.08%	—	1.05%	—	—
Large Cap Value Fund Class C	1.82%	1.82%	1.86%	—	—	—
Mid Cap Growth Fund Advisor Class	—	—	—	1.31%	1.34%	1.48%
Mid Cap Growth Fund Institutional Class	.74%	—	—	—	—	—
Mid Cap Growth Fund Class R6	.68%
Mid Cap Intrinsic Value Fund Trust Class	—	1.23%	—	—	—	—

Notes to Financial Highlights Equity Funds (Unaudited) (cont'd)

	Six Months Ended February 28,	Year Ended August 31,
	2015	2014	2013	2012	2011	2010
Mid Cap Intrinsic Value Fund Institutional Class	—	.82%	—	—	—	—
Mid Cap Intrinsic Value Fund Class A	—	1.21%	—	—	—	—
Mid Cap Intrinsic Value Fund Class C	—	1.94%	—	—	—	—
Multi-Cap Opportunities Fund Institutional Class	—	—	.82%	.93%	—	—
Multi-Cap Opportunities Fund Class A	—	—	1.16%	1.30%	—	—
Multi-Cap Opportunities Fund Class C	—	—	1.92%	—	—	—
Socially Responsive Fund Institutional Class	—	—	—	—	.72%	—
Socially Responsive Fund Class A	—	—	1.08%	1.11%	—	—
Socially Responsive Fund Class C	—	—	1.83%	—	—	—
Socially Responsive Fund Class R3	—	—	—	1.32%	1.35%	—

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during each fiscal period.

ØØ  Prior to June 1, 2011, redemption fees were charged on Emerging Markets Equity, International Equity, International Select, and Real Estate. Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended August 31, 2010 for Emerging Markets Equity, Equity Income, Focus, Large Cap Value, Mid Cap Intrinsic Value, Multi-Cap Opportunities and Real Estate, for the year ended August 31, 2011 for Value, for the year ended August 31, 2013 for Emerging Markets Equity, Genesis, International Equity, Mid Cap Growth, Real Estate and Socially Responsive, and for the year ended August 31, 2014 for International Equity.

a  On January 25, 2013, International Equity acquired all of the net assets of Neuberger Berman International Fund pursuant to a Plan of Reorganization and Dissolution. Portfolio turnover excludes purchases and sales of securities by International (acquired fund) prior to the merger date.

b  Organization expense, which is a non-recurring expense, is included in these ratios on a non-annualized basis.

c  These ratios reflect a reduced fee schedule for certain expenses. If these ratios had not been reduced, the ratios would have been higher.

§§  Effective September 2, 2014, Neuberger Berman Select Equities Fund changed its name to Neuberger Berman All Cap Core Fund.

Directory

Investment Manager, Administrator and Distributor

Neuberger Berman Management LLC
605 Third Avenue, 2nd Floor
New York, NY 10158-0180
800.877.9700 or 212.476.8800
Intermediary Client Services 800.366.6264

Sub-Advisers

Neuberger Berman LLC
605 Third Avenue
New York, NY 10158-3698

Neuberger Berman Asia Limited
Jardine House, 1 Connaught Place
Suites 2010-2020, 20th Floor
Central Hong Kong

Custodian and Shareholder Servicing Agent

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

For Investor Class Shareholders
Address correspondence to:

Neuberger Berman Funds
Boston Service Center
P.O. Box 8403
Boston, MA 02266-8403
800.877.9700 or 212.476.8800

For Class A, Class C, Class R3 and Class R6 Shareholders:

Please contact your investment provider

For Trust Class, Advisor Class and Institutional Class Shareholders
Address correspondence to:

Neuberger Berman Management LLC
605 Third Avenue, Mail Drop 2-7
New York, NY 10158-0180
Attn: Intermediary Client Services
800.366.6264

Legal Counsel

K&L Gates LLP
1601 K Street, NW
Washington, DC 20006-1600

Independent Registered Public Accounting Firms

Ernst & Young LLP
200 Clarendon Street
Boston, MA 02116

Tait, Weller & Baker LLP
1818 Market Street
Suite 2400
Philadelphia, PA 19103

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 800-877-9700 (toll-free) and on the Securities and Exchange Commission's website, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available upon request, without charge, by calling 800-877-9700 (toll-free), on the Securities and Exchange Commission's website at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for each Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 800-877-9700 (toll-free).

Board Consideration of the Management and Sub-Advisory Agreements

On an annual basis, the Board of Trustees ("Board") of Neuberger Berman Equity Funds ("Trust"), including the Trustees who are not "interested persons" of Neuberger Berman Management LLC ("Management") or the Trust ("Independent Fund Trustees"), considers whether to continue the Management and Sub-Advisory Agreements ("Agreements") with respect to each series of the Trust (each a "Fund"). Throughout the process, the Independent Fund Trustees were advised by counsel that is experienced in Investment Company Act of 1940 matters and that is independent of Management ("Independent Counsel"). At a meeting held on October 6-7, 2014, the Board, including the Independent Fund Trustees, approved the continuation of the Agreements for each Fund and approved Management and Sub-Advisory Agreements for Neuberger Berman Global Real Estate Fund, a new series, which is discussed separately below.

In evaluating the Agreements with respect to each Fund, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management in response to questions submitted by the Board and Independent Counsel, and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Funds. The annual contract review extends over at least two regular meetings of the Board to ensure that Management, Neuberger Berman LLC ("Neuberger") and Neuberger Berman Asia Limited ("NB Asia") have time to respond to any questions the Independent Fund Trustees may have on their initial review of the materials and that the Independent Fund Trustees have time to consider those responses. Neuberger is the subadviser to each of the Funds except for Neuberger Berman Greater China Equity Fund, which is subadvised by NB Asia.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year, including investment performance reports and related portfolio information for each Fund, as well as periodic reports on, among other matters, pricing and valuation; brokerage and execution; and compliance, shareholder and other services provided by Management and its affiliates. To assist the Board in its deliberations regarding the annual contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the annual contract review, such as Fund performance and compliance matters.

The Independent Fund Trustees received from Independent Counsel a memorandum discussing the legal standards for their consideration of the proposed continuation of the Agreements. During the course of the year and during their deliberations regarding the annual contract review, the Contract Review Committee and the Independent Fund Trustees met with Independent Counsel separately from representatives of Management, Neuberger and NB Asia.

In connection with its approval of the continuation of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to each Fund and whether the Agreements were in the best interests of each Fund and its shareholders. The Board considered all factors it deemed relevant with respect to each Fund, including the following factors: (1) the nature, extent, and quality of the services provided by Management and either Neuberger or NB Asia; (2) the investment performance of each Fund compared to an appropriate market index and a peer group of investment companies; (3) the costs of the services provided as compared to a peer group of investment companies and the profit or loss realized by Management and its affiliates from their relationship with each Fund; (4) the extent to which economies of scale have been or might be realized as each Fund grows; and (5) whether fee levels reflect any such potential economies of scale for the benefit of each Fund's shareholders. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the continuation of the Agreements was based on a comprehensive consideration of all information provided to the Board throughout the year and specifically in connection with the annual contract review. The Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to each Fund and, through the Funds, their shareholders.

With respect to the nature, extent and quality of the services provided, the Board considered the investment philosophy and decision-making processes of Management, Neuberger and NB Asia, and the qualifications, experience, capabilities of and resources available to the portfolio management personnel of Management, Neuberger and NB Asia who perform services for the Funds. The Board noted that Management also provides certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's, Neuberger's and NB Asia's policies and practices regarding brokerage and allocation of portfolio transactions and reviewed the quality of the execution services that Management and Neuberger had provided. The Board also reviewed whether Management or Neuberger used brokers to execute Fund transactions that provide research and other services to Management, or Neuberger and the types of benefits potentially derived from such services by Management, Neuberger, the Fund and other clients of Management and Neuberger. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Funds, and considered information regarding Management's processes for managing risk. As applicable, the Board considered the nature of the markets in which the Funds invest and the geographic location of the adviser, and whether these factors suggested the need for special research, trading, valuation and/or compliance elements. In addition, the Board noted the positive compliance history of Management, Neuberger, and NB Asia as no significant compliance problems were reported to the Board with respect to any of them. The Board also considered the general structure of the portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the Funds. As in past years, the Board also considered the manner in which Management addressed various non-routine matters that arose during the year, some of them a result of developments in the broader fund industry or the regulations governing it. In addition, the Board considered actions taken by Management, Neuberger and NB Asia in response to recent market conditions and considered the overall performance of Management, Neuberger and NB Asia in this context.

With respect to investment performance, the Board considered information regarding each Fund's short-, intermediate- and long-term performance, as applicable, both on an absolute basis and relative to an appropriate market index (or benchmark) and the average performance of a composite peer group (as constructed by an independent organization) of investment companies pursuing broadly similar strategies. For most of the Funds, the Board also reviewed performance in relation to certain measures of the degree of investment risk undertaken by the portfolio managers. The Board factored into its evaluation of the Funds' performance the limitations inherent in the methodology for constructing peer groups and determining which investment companies should be included in which peer groups. In the case of those Funds that had significantly underperformed their appropriate market indices and/or peer groups, the Board discussed with Management each Fund's performance and steps that Management had taken, or intended to take, to improve performance. The Board also considered Management's responsiveness with respect to the Funds that experienced lagging performance. In this regard, the Board noted that performance, especially short-term performance, is only one of the factors that it deems relevant to its consideration of a Fund's Agreements and that, after considering all relevant factors, it may be appropriate to approve the continuation of the Agreements notwithstanding a Fund's underperformance.

With respect to the overall fairness of the Agreements, the Board considered the fee structure for each Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management, Neuberger or NB Asia or their affiliates from their relationship with each Fund. The Board also considered the profitability of Management and its affiliates from their association with the Funds, and profitability broken out between the investment management and administrative portions of the services provided, and year-over-year changes in each of Management's reported expense categories. The Board reviewed a comparison of each Fund's management fee and overall expense ratio to a peer group of comparable funds. The Board noted that the comparative management fee analysis includes, in each Fund's management fee, the separate administrative fee paid to Management, but it was not clear whether this was the case for all funds in the peer group. The Board considered the mean and median of the management fees and expense ratios of each peer group. Where a Fund's management fee was higher than the peer group mean and/or median, the Board considered whether specific portfolio management or administration needs contributed to the size of the management fee. In addition, the Board considered the contractual limit on expenses of certain classes of each Fund. The Board noted that Management incurred a loss on certain of the Funds during the review period. The Board noted that for two Funds, Neuberger Berman Global Equity Fund and Neuberger Berman Value Fund, because of small asset levels, the overall expense ratio of each Fund is maintained through expense reimbursements by Management that exceed the fees that Management receives from the Funds.

With regard to the investment performance of each Fund and the costs of the services provided to each Fund, the Board considered the following information. Where a Fund has more than one class of shares outstanding, information for a single class has been provided as identified below:

•  Neuberger Berman All Cap Core Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, and 5-year periods and the same as the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3, and 5-year periods.

•  Neuberger Berman Emerging Markets Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but net of fees waived by Management, the actual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 3-year period and higher than the median for the 1 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 3-year period and higher for the 1 and 5-year periods.

•  Neuberger Berman Equity Income Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median, but net of fees waived by Management, the actual management fee was the same as the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmarks, the Fund's performance was lower for the 1, 3 and 5-year periods.

•  Neuberger Berman Focus Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 3-year periods, the same as the median for the 5-year period and lower than the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 3-year periods, the same for the 5-year period and lower for the 10-year period.

•  Neuberger Berman Genesis Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee and actual management fee net of fees waived by Management were both higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 3 and 5-year periods and higher than the median for the 1 and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 5-year periods and higher for the 3 and 10-year periods.

•  Neuberger Berman Global Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was the same as the median, but net of fees waived by Management, the actual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period and lower than the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period.

•  Neuberger Berman Global Thematic Opportunities Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was the same as the median, but net of fees waived by Management, the actual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1-year period.

•  Neuberger Berman Greater China Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was the same as the median, but net of fees waived by Management, the actual management fee was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1-year period.

•  Neuberger Berman Guardian Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3, 5 and 10-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 5 and 10-year periods and lower for the 3-year period.

•  Neuberger Berman International Equity Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but net of fees waived by Management, the actual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods and higher for the 5-year period.

•  Neuberger Berman International Select (formerly Neuberger Berman International Large Cap) (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1 and 3-year periods and higher for the 5-year period.

•  Neuberger Berman Intrinsic Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but net of fees waived by Management, the actual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1-year period and lower for the 3-year period. The Board also considered that, as compared to its benchmarks, the Fund's performance was higher for the 1-year period and lower for the 3-year period.

•  Neuberger Berman Large Cap Disciplined Growth Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods. The Board also considered that, as compared to its benchmarks, the Fund's performance was lower for the 1 and 3-year periods.

•  Neuberger Berman Large Cap Value Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 5-year periods, lower than the median for the 3-year period and the same as the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 10-year periods and higher for the 5-year period.

•  Neuberger Berman Mid Cap Growth Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was the same as the median, but net of fees waived by Management, the actual management fee was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1, 3 and 5-year periods and higher than the median for the 10-year period. The Board also considered that, as compared to its benchmarks, the Fund's performance was lower for the 1, 3, and 5-year periods and higher for the 10-year period.

•  Neuberger Berman Mid Cap Intrinsic Value Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 3-year period and higher than the median for the 1, 5 and 10-year periods. The Board also considered that, as compared to its benchmarks, the Fund's performance was higher for the 1 and 5-year periods and lower for the 3 and 10-year periods.

•  Neuberger Berman Multi-Cap Opportunities Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median, but net of fees waived by Management, the actual management fee was higher than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 5-year periods. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1 and 3-year periods.

•  Neuberger Berman Real Estate Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but net of fees waived by Management, the actual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1 and 3-year periods and higher than the median for the 5-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was lower for the 1, 3 and 5-year periods.

•  Neuberger Berman Small Cap Growth Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was higher than the median, but net of fees waived by Management, the actual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1, 3 and 10-year periods and lower than the median for the 5-year period. The Board also considered that, as compared to both of its benchmarks, the Fund's performance was higher for the 1 and 10-year periods, lower for the 5-year period, and higher than one and lower than the other for the 3-year period.

•  Neuberger Berman Socially Responsive Fund (Investor Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was higher than the median for the 1 and 5-year periods, lower than the median for the 3-year period and the same as the median for the 10-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 1, 5 and 10-year periods and lower for the 3-year period.

•  Neuberger Berman Value Fund (Institutional Class)—The Board considered that, as compared to its peer group, the Fund's contractual management fee was lower than the median. The Board considered that, as compared to its peer group, the Fund's performance was lower than the median for the 1-year period and the same as the median for the 3-year period. The Board also considered that, as compared to its benchmark, the Fund's performance was higher for the 3-year period and lower for the 1 and 5-year periods.

The Board also considered whether there were other funds or separate accounts that were advised or sub-advised by Management or its affiliates with investment objectives, policies and strategies that were similar to those of any of the Funds. In the cases where such funds or separate accounts exist, the Board compared the fees charged to the comparable Fund to the fees charged to any such funds and/or separate accounts. The Board considered the appropriateness and reasonableness of any differences between the fees charged to a comparable Fund and any such funds and/or separate accounts, including any breakpoints, and determined that differences in fees and fee structures were consistent with the management and other services provided. The Board also evaluated any apparent or anticipated economies of scale in relation to the services Management provides to each Fund. The Board considered whether each Fund's fee structure provides for a reduction of payments resulting from the use of breakpoints and whether any such breakpoints are set at appropriate asset levels. In concluding that the benefits accruing to Management and its affiliates by virtue of their relationship with each Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund, the Board reviewed specific data as to Management's profit or loss on each Fund for a recent period. The Board also considered Management's cost allocation methodology. The Board recognized that Management should be entitled to earn a reasonable level of profits for services it provides to the Funds and, based on its review, concluded that Management's reported level of profitability was reasonable.

Conclusions

In approving the continuation of the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to each Fund and that approval of the continuation of the Agreements is in the best interests of each Fund and its shareholders. In reaching this determination, the Board considered that Management, Neuberger and NB Asia could be expected to provide a high level of service to each Fund; that the performance of each Fund was satisfactory over time, or, in the case of significantly underperforming Funds, that it retained confidence in Management's, Neuberger's and NB Asia's capabilities to manage the Funds; that each Fund's fee structure appeared to the Board to be reasonable given the nature, extent and quality of services provided; and that the benefits accruing to Management and its affiliates by virtue of their relationship with the Funds were reasonable in light of the costs of providing the investment advisory and other services and the benefits accruing to each Fund. The Board's conclusions may be based in part on its consideration of materials prepared in connection with the approval or continuance of the Agreements in prior years and on the Board's ongoing regular review of Fund performance and operations throughout the year, in addition to material prepared specifically for the most recent annual review of the Agreements.

Neuberger Berman Global Real Estate Fund: Initial Consideration of the Management and Subadvisory Agreements

At a meeting held on October 6-7, 2014, the Board of the Trust, including the Independent Fund Trustees, evaluated and approved the management agreement with Management (the "Management Agreement") and the sub-advisory agreement between Management and Neuberger (the "Sub-Advisory Agreement" and collectively with the Management Agreement, the "Agreements") with respect to Neuberger Berman Global Real Estate Fund (the "Fund"). The Independent Fund Trustees were advised by Independent Counsel.

In evaluating the Agreements, the Board, including the Independent Fund Trustees, reviewed extensive materials provided by Management and met with senior representatives of Management regarding its personnel, operations and financial condition as they relate to the Fund.

In connection with its deliberations, the Board also considered the broad range of information relevant to the annual contract review that is provided to the Board (including its various standing committees) at meetings throughout the year and for the annual consideration of continuance of contracts for other series of the Trust that were approved at the same meeting. To assist the Board in its deliberations regarding the contract review, the Board has established a Contract Review Committee comprised of Independent Fund Trustees, as well as other committees that focus throughout the year on specific areas relevant to the contract review, such as compliance matters.

The Independent Trustees receive from Independent Counsel a memorandum, at least annually, discussing the legal standards for their consideration of the Agreements. During the course of their deliberations regarding the contract review, the Independent Fund Trustees met with Independent Counsel together with and separately from representatives of Management and Neuberger.

In connection with its approval of the Agreements, the Board evaluated the terms of the Agreements, the overall fairness of the Agreements to the Fund and whether the Agreements were in the best interests of the Fund and its shareholders. The Board considered all factors it deemed relevant with respect to the Fund, including the following factors: (1) the nature, extent, and quality of the services to be provided by Management and Neuberger; (2) the expected costs of the services to be provided; (3) the extent to which economies of scale might be realized as the Fund grows; and (4) whether proposed fee levels reflect any such potential economies of scale for the benefit of investors in the Fund. While each Trustee may have attributed different weights to the various factors, the Board's determination to approve the Agreements was based on a comprehensive consideration of all information provided to the Board, and the Board members did not identify any particular information or factor that was all-important or controlling. The Board focused on the overall costs and benefits of the Agreements relating to the Fund and, through the Fund, its shareholders.

With respect to the nature, extent and quality of the services to be provided, the Board considered the investment philosophy and decision-making processes of Management and Neuberger and the qualifications, experience and capabilities of and the resources available to the portfolio management personnel of Management and Neuberger who would perform services for the Fund. The Board noted that Management also would provide certain administrative services, including fund accounting and compliance oversight. The Board also considered Management's and Neuberger's policies and practices regarding brokerage and allocation of portfolio transactions for the Fund. The Board also considered that Management's responsibilities include daily management of investment, operational, enterprise, legal, regulatory and compliance risks as they relate to the Fund, and considered information regarding Management's processes for managing risk. In addition, the Board considered the scope and depth of the compliance programs of Management and Neuberger.

With respect to the overall fairness of the Agreements, the Board considered the fee structure proposed for the Fund under the Agreements as compared to a peer group of comparable funds and any fall-out benefits likely to accrue to Management and Neuberger or their affiliates from their relationship with the Fund. The Board reviewed a comparison of the Fund's proposed management fee and overall expense ratio to a peer group of broadly comparable funds and determined that, for all but one class, the total expense ratio, net of the contractual limit, was below the median total expense ratio of the peer group. In addition, the Board considered the proposed contractual limit on expenses of each class of the Fund. Noting that the management fee being proposed was a flat fee, the Board considered that the fee structures for similar funds also did not include breakpoints. The Board also considered whether it would be appropriate to evaluate any anticipated economies of scale in relation to the services Management would provide to the Fund, noting that it may be too soon to anticipate the economies at the start-up phase of a fund. The Board concluded that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Conclusions

In approving the Agreements, the Board concluded that the terms of each Agreement are fair and reasonable to the Fund and that approval of the Agreements is in the best interests of the Fund and its shareholders. In reaching this determination, the Board considered that Management and Neuberger could be expected to provide a high level of service to the Fund; that the Fund's proposed fee structure appeared to the Board to be reasonable given the nature, extent and quality of services expected to be provided; and that the benefits expected to accrue to Management and its affiliates by virtue of their relationship to the Fund were reasonable in light of the costs of providing the investment advisory and other services and the benefits expected to accrue to the Fund.

Neuberger Berman Management LLC
605 Third Avenue 2nd Floor
New York, NY 10158–0180
Shareholder Services
800.877.9700
Intermediary Client Services
800.366.6264
www.nb.com

Statistics and projections in this report are derived from sources deemed to be reliable but cannot be regarded as a representation of future results of the Funds. This report is prepared for the general information of shareholders and is not an offer of shares of the Funds. Shares are sold only through the currently effective prospectus, which must precede or accompany this report.

I0134 04/15

Item 2. Code of Ethics.

The Board of Trustees (“Board”) of Neuberger Berman Equity Funds (“Registrant”) has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (“Code of Ethics”). During the period covered by this Form N-CSR, there were no substantive amendments to the Code of Ethics and there were no waivers from the Code of Ethics granted to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.
The Code of Ethics is filed with the Registrant’s annual report on Form N-CSR. The Code of Ethics is also available, without charge, by calling 1-800-877-9700 (toll-free).

Item 3. Audit Committee Financial Expert.

Not applicable to semi-annual reports on Form N-CSR.
Item 4. Principal Accountant Fees and Services.

Not applicable to semi-annual reports on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable to the Registrant.

Item 6. Schedule of Investments.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual report, which is included as Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to the Registrant.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to the Registrant.

Item 10. Submission of Matters to a Vote of Security Holders.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

Item 11. Controls and Procedures.

(a)
Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and President and the Treasurer and Principal Financial and Accounting Officer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)
There were no significant changes in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable for the period covered by this Form N-CSR.

(a)(2)	The certifications required by Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 (“Sarbanes-Oxley Act”) are filed herewith.

(a)(3)	Not applicable to the Registrant.

(b)	The certification required by Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act are furnished herewith.

The certification furnished pursuant to Rule 30a-2(b) under the Act and Section 906 of the Sarbanes-Oxley Act will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (“Exchange Act”), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Registrant specifically incorporates it by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Equity Funds

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: April 30, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Robert Conti
Robert Conti
Chief Executive Officer and President

Date: April 30, 2015

By:	/s/ John M. McGovern
John M. McGovern
Treasurer and Principal Financial
and Accounting Officer

Date: April 30, 2015